================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
                             -------

Post-Effective Amendment No. 15           (333-139762)           /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 78      (File No. 811-07195)                        /X/

                        (Check appropriate box or boxes)

                     RIVERSOURCE VARIABLE ANNUITY ACCOUNT
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                      RiverSource Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

829 Ameriprise Financial Center, Minneapolis, MN         55474
--------------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices)  (Zip Code)

Depositor's Telephone Number, including Area Code  (612) 678-4177
--------------------------------------------------------------------------------

  Dixie Carroll, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485
[X] on April 30, 2012 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

Part A.

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE(R)

SIGNATURE ONE VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-333-3437

            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AllianceBernstein Variable Products Series Fund, Inc.

- Columbia Funds Variable Series Trust II

- Credit Suisse Trust
- Fidelity(R) Variable Insurance Products - Service Class
- Franklin(R) Templeton(R) Variable Insurance Products Trust
    (FT VIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)
- Invesco Variable Insurance Funds
- Janus Aspen Series: Service Shares
- J.P. Morgan Series Trust II
- Lazard Retirement Series, Inc.
- Lincoln Variable Insurance Product Trust (LVIP)
- MFS(R) Variable Insurance Trust(SM)
- Royce Capital Fund
- Third Avenue Variable Series Trust
- Wanger Advisors Trust
- Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits"). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


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                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS

KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   11
FINANCIAL STATEMENTS.........................   11
THE VARIABLE ACCOUNT AND THE FUNDS...........   11
THE GUARANTEE PERIOD ACCOUNTS (GPAS).........   18
THE ONE-YEAR FIXED ACCOUNT...................   20
BUYING YOUR CONTRACT.........................   20
CHARGES......................................   23
VALUING YOUR INVESTMENT......................   28
MAKING THE MOST OF YOUR CONTRACT.............   29
WITHDRAWALS..................................   33
TSA -- SPECIAL PROVISIONS....................   34
CHANGING OWNERSHIP...........................   35
BENEFITS IN CASE OF DEATH....................   35
OPTIONAL BENEFITS............................   39
THE ANNUITY PAYOUT PERIOD....................   49
TAXES........................................   50
VOTING RIGHTS................................   54
SUBSTITUTION OF INVESTMENTS..................   54
ABOUT THE SERVICE PROVIDERS..................   55
ADDITIONAL INFORMATION.......................   56
APPENDIX A: 8% PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL................   57
APPENDIX B: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................   59
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........   65




--------------------------------------------------------------------------------
 2  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order," your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.


--------------------------------------------------------------------------------
                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  3

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES..

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).



It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

ACCOUNTS: Generally, you may allocate your purchase payments among the:

- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account").

We no longer offer new contracts. However, you have the option of making additional purchase payments. (See "Buying Your Contract")


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may establish automated transfers among the accounts. (We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract.) (see "Making the Most of Your Contract -- Transferring Among Accounts")


WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")


--------------------------------------------------------------------------------
                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  5

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period").

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND WILL PAY WHEN YOU MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

                     YEARS FROM PURCHASE                                              WITHDRAWAL CHARGE
                       PAYMENT RECEIPT                                                   PERCENTAGE
                              1                                                               8%

                              2                                                               8

                              3                                                               8

                              4                                                               8

                              5                                                               7

                              6                                                               6

                              7                                                               6

                              8                                                               4

                              9                                                               2

                              Thereafter                                                      0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE THE DEATH BENEFIT GUARANTEE PROVIDED. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                      MAXIMUM ANNIVERSARY VALUE             RETURN OF PURCHASE
                                                      OR ENHANCED DEATH BENEFIT           PAYMENTS DEATH BENEFIT

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE                           0.15%                             0.15%

MORTALITY AND EXPENSE RISK FEE                                   1.45                              1.35

TOTAL ANNUAL VARIABLE ACCOUNT EXPENSES                           1.60%                             1.50%


OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE:                                              $40


(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                0.35%*


(As a percentage of an adjusted contract value charged annually on the contract anniversary.)


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                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  7


8% PERFORMANCE CREDIT RIDER (PCR) FEE                                             0.25%*


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                     0.25%*


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE           0.40%*


(As a percentage of the contract value charged annually on the contract anniversary.)

*   This fee apples only if you elect this optional feature.

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.60%                3.37%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                   ACQUIRED FUND   GROSS TOTAL
                                                   MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                    FUND NAME                         FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Global Thematic Growth          0.75%      0.25%    0.19%           --%          1.19%
Portfolio (Class B)


AllianceBernstein VPS Intermediate Bond               0.45       0.25     0.20            --           0.90
Portfolio (Class B)


AllianceBernstein VPS Large Cap Growth Portfolio      0.75       0.25     0.09            --           1.09
(Class B)


Columbia Variable Portfolio - Balanced Fund           0.64       0.13     0.16            --           0.93(1)
(Class 3)


Columbia Variable Portfolio - Cash Management         0.33       0.13     0.14            --           0.60(1)
Fund (Class 3)


Columbia Variable Portfolio - Diversified Bond        0.41       0.13     0.13            --           0.67
Fund (Class 3)


Columbia Variable Portfolio - Diversified Equity      0.57       0.13     0.13            --           0.83
Income Fund (Class 3)


Columbia Variable Portfolio - Dynamic Equity          0.66       0.13     0.16          0.01           0.96
Fund (Class 3)


Columbia Variable Portfolio - High Yield Bond         0.58       0.13     0.17            --           0.88(1)
Fund (Class 3)


Columbia Variable Portfolio - Large Cap Growth        0.71       0.13     0.17            --           1.01(1)
Fund (Class 3)


Columbia Variable Portfolio - Select Smaller-Cap      0.79       0.13     0.19            --           1.11(1)
Value Fund (Class 3)


Columbia Variable Portfolio - Short Duration          0.36       0.13     0.15            --           0.64
U.S. Government Fund (Class 3)


Fidelity(R) VIP Growth & Income Portfolio             0.46       0.10     0.13            --           0.69
Service Class


Fidelity(R) VIP Mid Cap Portfolio Service Class       0.56       0.10     0.10            --           0.76


Fidelity(R) VIP Overseas Portfolio Service Class      0.71       0.10     0.14            --           0.95


FTVIPT Franklin Global Real Estate Securities         0.80       0.25     0.32            --           1.37
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2        0.60       0.25     0.13            --           0.98


FTVIPT Templeton Foreign Securities Fund - Class      0.64       0.25     0.15          0.01           1.05
2


Goldman Sachs VIT Strategic Growth                    0.75         --     0.10            --           0.85(2)
Fund - Institutional Shares




--------------------------------------------------------------------------------
 8  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                   ACQUIRED FUND   GROSS TOTAL
                                                   MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                    FUND NAME                         FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Goldman Sachs VIT Strategic International Equity      0.85%        --%    0.19%           --%          1.04%((3))
Fund - Institutional Shares


Goldman Sachs VIT Structured U.S. Equity              0.62         --     0.08            --           0.70(4)
Fund - Institutional Shares


Invesco V.I. Core Equity Fund, Series I Shares        0.61         --     0.28            --           0.89


Invesco Van Kampen V.I. American Franchise Fund,      0.67         --     0.28            --           0.95(5)
Series I Shares


Invesco Van Kampen V.I. Mid Cap Growth Fund,          0.75         --     0.33            --           1.08(6)
Series I Shares


Janus Aspen Series Enterprise Portfolio: Service      0.64       0.25     0.05            --           0.94
Shares


Janus Aspen Series Global Technology Portfolio:       0.64       0.25     0.16            --           1.05
Service Shares


Janus Aspen Series Janus Portfolio: Service           0.56       0.25     0.07            --           0.88
Shares


Janus Aspen Series Overseas Portfolio: Service        0.60       0.25     0.06            --           0.91
Shares


JPMorgan Insurance Trust U.S. Equity                  0.55         --     0.24            --           0.79
Portfolio - Class 1 Shares


Lazard Retirement International Equity                0.75       0.25     0.12            --           1.12
Portfolio - Service Shares


Lazard Retirement U.S. Strategic Equity               0.70       0.25     2.42            --           3.37(7)
Portfolio - Service Shares


LVIP Baron Growth Opportunities Fund - Service        1.00       0.25     0.08            --           1.33(8)
Class


MFS(R) New Discovery Series - Initial Class           0.90         --     0.08            --           0.98


MFS(R) Research Series - Initial Class                0.75         --     0.13            --           0.88


MFS(R) Utilities Series - Initial Class               0.73         --     0.08            --           0.81


Royce Capital Fund - Micro-Cap Portfolio,             1.25         --     0.07            --           1.32
Investment Class


Royce Capital Fund - Small-Cap Portfolio,             1.00         --     0.05            --           1.05
Investment Class


Third Avenue Value Portfolio                          0.90         --     0.36            --           1.26(9)


Wanger International                                  0.89         --     0.13            --           1.02(10)


Wanger USA                                            0.86         --     0.08            --           0.94(10)


Wells Fargo Advantage VT Intrinsic Value              0.55       0.25     0.37          0.01           1.18(11)
Fund - Class 2







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.585% for Columbia Variable Portfolio - Cash Management Fund (Class 3), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) and 1.055% for Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3).


 (2) Effective June 30, 2011, the Investment Advisor agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.71%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.83%.


 (3) Effective June 30, 2011, the Investment Advisor agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.81%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.144% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.99%.


 (4) Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.


 (5) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. In addition, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-


--------------------------------------------------------------------------------
                    RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 9 routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series I shares to 0.90% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.


 (6) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.


 (7) The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent total annual portfolio operating expenses exceed 1.00% of the average daily net assets, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of acquired funds and extraordinary expenses. This agreement can only be amended by agreement of the Fund and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.


 (8) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the total annual fund operating expenses exceed 1.29% of the average daily net assets. The agreement will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the Trust's board of trustees and the adviser.


 (9) The Fund's advisor has contractually agreed, for one year from March 1, 2012, to waive receipt of advisory fees and/or reimburse Fund expenses in order to limit total annual expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets, subject to later reimbursement in certain circumstances. The Adviser recovered previously waived fees of 0.04% for the portfolio for the year ended December 31, 2011.


(10) Other expenses have been restated to reflect contractual changes to certain other fees.


(11) The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%.


EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. This example assumes the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. It assumes that you select the Maximum Anniversary Value death benefit, the GMIB and Benefit Protector Plus options. Although your actual costs may be lower, based on these assumptions your costs would be:




                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

                     $1,424      $2,654      $3,759      $5,960           $624       $1,854      $3,059      $5,960






MINIMUM EXPENSES. This example assumes the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. It assumes that you select the Return of Purchase Payments death benefit and you do not select any optional riders. Although your actual costs maybe higher, based on these assumptions your costs would be:




                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

                     $1,055      $1,582      $2,030      $2,809           $255        $782       $1,330      $2,809






(1) In these examples, the contract administrative charge is $40.


THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.


--------------------------------------------------------------------------------
 10  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION (UNAUDITED)

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 11 program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making a withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


--------------------------------------------------------------------------------
 12  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks to generate income and price           AllianceBernstein L.P.
VPS Intermediate   appreciation without assuming what
Bond Portfolio     AllianceBernstein considers to be undue
(Class B)          risk.
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum total investment return        Columbia Management
Portfolio - Bala-  through a combination of capital growth and  Investment Advisers, LLC
nced Fund (Class   current income.
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income while     Columbia Management
Portfolio - Dive-  attempting to conserve the value of the      Investment Advisers, LLC
rsified Bond Fund  investment for the longest period of time.
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Large                                               Investment Advisers, LLC
Cap Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 3)
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 14  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Fidelity(R) VIP    Seeks high total return through a            Fidelity Management &
Growth & Income    combination of current income and capital    Research Company (FMR)
Portfolio Service  appreciation. Normally invests a majority    is the fund's manager.
Class              of assets in common stocks with a focus on   FMR Co., Inc. (FMRC) and
                   those that pay current dividends and show    other investment
                   potential for capital appreciation. Invests  advisers serve as sub-
                   in domestic and foreign issuers. The Fund    advisers for the fund.
                   invests in either "growth" stocks or
                   "value" stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class      Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or larger market                advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Overseas           invests primarily in common stocks           Research Company (FMR)
Portfolio Service  allocating investments across different      is the fund's manager.
Class              countries and regions. Normally invests at   FMR Co., Inc. (FMRC) and
                   least 80% of assets in non-U.S. securities.  other investment advisers serve as sub-
                                                                advisers for the fund.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return. The fund normally   Franklin Templeton
Global Real        invests at least 80% of its net assets in    Institutional, LLC
Estate Securities  investments of companies located anywhere
Fund - Class 2     in the world that operate in the real
                   estate sector.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks long-term capital growth. The fund     Templeton Investment
Foreign            normally invests at least 80% of its net     Counsel, LLC
Securities         assets in investments of issuers located
Fund - Class 2     outside the U.S., including those in
                   emerging markets.
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital.           Goldman Sachs Asset
Strategic Growth                                                Management, L.P.
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital.           Goldman Sachs Asset
Strategic                                                       Management International
International
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital.           Goldman Sachs Asset
Structured U.S.                                                 Management, L.P.
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Invesco V.I. Core  Seeks long-term growth of capital.           Invesco Advisers, Inc.
Equity Fund,
Series I Shares
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth.                        Invesco Advisers, Inc.
Kampen V.I.
American
Franchise Fund,
Series I Shares
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Invesco Van        Seeks capital growth.                        Invesco Advisers, Inc.
Kampen V.I. Mid
Cap Growth Fund,
Series I Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Enterprise                                               LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Global                                                   LLC
Technology
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Janus                                                    LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Overseas                                                 LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

JPMorgan           Seeks high total return from a portfolio of  J.P. Morgan Investment
Insurance Trust    selected equity securities.                  Management Inc.
U.S. Equity
Portfolio - Class
1 Shares
----------------------------------------------------------------------------------------

Lazard Retirement  Seeks long-term capital appreciation.        Lazard Asset Management,
International                                                   LLC
Equity
Portfolio - Serv-
ice Shares
----------------------------------------------------------------------------------------

Lazard Retirement  Seeks long-term capital appreciation.        Lazard Asset Management,
U.S. Strategic                                                  LLC
Equity
Portfolio - Serv-
ice Shares
----------------------------------------------------------------------------------------

LVIP Baron Growth  Seeks capital appreciation through long-     Lincoln Investment
Opportunities      term investments in securities of small and  Advisors Corporation,
Fund - Service     mid-sized companies with undervalued assets  adviser; BAMCO, Inc.,
Class              or favorable growth prospects.               sub-adviser.
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS(R) Investment
Discovery                                                       Management
Series - Initial
Class
----------------------------------------------------------------------------------------

MFS(R) Research    Seeks capital appreciation.                  MFS(R) Investment
Series - Initial                                                Management
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Initial                                                Management
Class
----------------------------------------------------------------------------------------

Royce Capital      Seeks long-term growth of capital.           Royce & Associates, LLC
Fund - Micro-Cap
Portfolio,
Investment Class
----------------------------------------------------------------------------------------

Royce Capital      Seeks long-term growth of capital.           Royce & Associates, LLC
Fund - Small-Cap
Portfolio,
Investment Class
----------------------------------------------------------------------------------------

Third Avenue       Seeks long-term capital appreciation by      Third Avenue Management
Value Portfolio    acquiring common stocks of well-financed     LLC
                   companies (meaning companies with high
                   quality assets and conservative levels of
                   liabilities) at a discount to what the
                   Adviser believes is their intrinsic value.
----------------------------------------------------------------------------------------

Wanger             Seeks long-term capital appreciation.        Columbia Wanger Asset
International                                                   Management, LLC
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 16  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Wanger USA         Seeks long-term capital appreciation.        Columbia Wanger Asset
                                                                Management, LLC
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Intrinsic Value                                                 adviser; Metropolitan
Fund - Class 2                                                  West Capital Management,
                                                                LLC, sub-adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  17

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


--------------------------------------------------------------------------------
 18  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUME:
- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001



       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                     remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                     (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  19

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6%. (See
"Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.


--------------------------------------------------------------------------------
 20  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- one of three death benefit options if you and the annuitant are 79 or younger(2):

  - Return of Purchase Payments (ROP) death benefit,

  - Maximum Anniversary Value (MAV) death benefit, or

  - Enhanced Death Benefit (EDB) rider(3);

- the optional Guaranteed Minimum Income Benefit Rider(4);

- the optional 8% Performance Credit Rider(4);

- the optional Benefit Protector Death Benefit Rider(5);

- the optional Benefit Protector Plus Death Benefit Rider(5); and

- a beneficiary.

(1) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs may not be available in some states.
(2) If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply.
(3) May not be available in all states.
(4) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is only available to annuitants 75 or younger at contract issue. If you select the GMIB you must select either the MAV death benefit or the EDB death benefit rider.
(5) You may select one of the following: the EDB death benefit, the Benefit Protector or the Benefit Protector Plus. These benefits may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if both you and the annuitant are 75 or younger at contract issue. The EDB death benefit is only available if both you and the annuitant are 79 or younger at contract issue.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs, and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. You must make an initial purchase payment of $25,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  21

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:
- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:
- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payments

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000 for issue ages up to 85

  $100,000 for issue ages 86 to 90

* These limits apply in total to all RiverSource Life annuities you own. We reserve the right to waive or increase maximum limits. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


--------------------------------------------------------------------------------
 22  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS
You will generally receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:


IF TOTAL NET PAYMENTS* MADE DURING       THEN THE PURCHASE PAYMENT
THE LIFE OF THE CONTRACT EQUALS . . .    CREDIT PERCENTAGE EQUALS . . .

$25,000 to less than $100,000                           3%

$100,000 to less than $1 million                        4

$1 million and over                                     5


*   Net payments equal total payments less total withdrawals.

If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. For contracts less than $100,000, this may also occur if you make a full withdrawal in the fifth to ninth contract years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer withdrawal charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net payments. Increases in credit amounts are funded by reduced expenses expected from such groups.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. Some states limit the amount of any contract charge allocated to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  23

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit that applies to your contract.



The ROP death benefit:                                                         1.35%

The MAV or EDB death benefit:                                                  1.45


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than ten years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 6%. At the beginning of the tenth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and any purchase payment credits to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


--------------------------------------------------------------------------------
 24  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +    (CV - TFA)   X   (PPNPW - XSF)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:


                     YEARS FROM PURCHASE                                              WITHDRAWAL CHARGE
                       PAYMENT RECEIPT                                                   PERCENTAGE
                              1                                                               8%

                              2                                                               8

                              3                                                               8

                              4                                                               8

                              5                                                               7

                              6                                                               6

                              7                                                               6

                              8                                                               4

                              9                                                               2

                              Thereafter                                                      0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")
Withdrawal charge calculation example
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the sixth contract anniversary;

  - $6,000 on the eighth contract anniversary; and


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  25

- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value was $38,488.

WITHDRAWAL
  CHARGE      EXPLANATION
  $    0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
       0      $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
       0      $10,000 initial purchase payment was received more than nine years before withdrawal and is withdrawn without withdrawal charge; and
     640      $8,000 purchase payment is in its fourth year from receipt, withdrawn with an 8% withdrawal charge; and
     480      $6,000 purchase payment is in its third year from receipt withdrawn with an
              8% withdrawal charge.
  ------
  $1,120


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

- death benefits.*

* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFIT CHARGES

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge a fee (currently 0.35%) based on the adjusted contract value for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate

--------------------------------------------------------------------------------
 26 RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

We calculate the fee as follows: 0.35% X (CV + ST - FAV)

     CV = contract value on the contract anniversary.

     ST = transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.

   FAV = the value of your GPAs and the one-year fixed account.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts, and not on the GPAs or the one-year fixed account.

EXAMPLE
- You purchase the contract with a payment of $50,000 and we add a $1,500 purchase payment credit to your contract. You allocate all of your payment and purchase payment credit to the subaccounts.

- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

- The GMIB fee percentage is 0.35%.

We calculate the charge for the GMIB as follows:
  Contract value on the contract anniversary:                   $73,250.00
  plus transfers from the subaccounts to the one-year fixed
  account in the six months before the contract anniversary:    +15,000.00
  minus the value of the one-year fixed account on the
  contract anniversary:                                         -15,250.00
                                                                ----------
                                                                $73,000.00
The GMIB fee charged to you: 0.35% x $73,000 =                  $   255.50


8% PERFORMANCE CREDIT RIDER (PCR) FEE
We charge a fee of 0.25% of your contract value for this optional feature only if you select it. If selected, we deduct the PCR fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion as your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 27 increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);

- plus any purchase payment credits allocated to the one-year fixed account and GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider

  - Performance Credit rider

  - Benefit Protector rider

  - Benefit Protector Plus rider

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial withdrawals;

- withdrawal charges;


--------------------------------------------------------------------------------
 28 RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider

  - Performance Credit rider

  - Benefit Protector rider

  - Benefit Protector Plus rider

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month ...                              MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  29

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.


  For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.


--------------------------------------------------------------------------------
 30  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  31

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


--------------------------------------------------------------------------------
 32  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

 2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
1-800-333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see "Charges") and federal income taxes and penalties. State and local income taxes may also apply (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  33

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


--------------------------------------------------------------------------------
 34  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see "Optional Benefits").

BENEFITS IN CASE OF DEATH

There are three death benefit options under this contract:

- Return of Purchase Payments (ROP) death benefit;

- Maximum Anniversary Value (MAV) death benefit; and

- Enhanced Death Benefit (EDB) rider.

If either you or the annuitant are age 80 or older at contract issue, the ROP death benefit will apply. If both you and the annuitant are age 79 or younger at contract issue, you can elect the ROP, MAV, or EDB death benefit rider (if its available in your state) on your application. If you select GMIB you must select either the MAV death benefit or the EDB death benefit rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death if you die before the annuitization start date while this contract is in force. We will base the benefit paid on the death benefit coverage you select when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant dies before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these two values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value; or

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals.



                                                                       PW X DB
  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT   =   ---------
                                                                          CV






  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = the contract value on the date of (but prior to) the partial withdrawal.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  35

EXAMPLE
- You purchase the contract with a payment of $100,000. We add a purchase payment credit of $4,000 to the contract.

- On the first contract anniversary you make an additional payment of $20,000. We add a purchase payment credit of $800.

- During the second contract year the contract value is $110,000 and you take a $10,000 withdrawal.

- During the third contract year the contract value is $105,000.


WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $105,000.00
                                                                                       -----------
Purchase payments plus credits minus adjusted partial withdrawals:
          Total purchase payments:                                                     $120,000.00
          plus purchase payment credits:                                                 +4,800.00
          minus adjusted partial withdrawals calculated as:
          $10,000 x $124,800
               $110,000       =                                                         -11,345.45
                                                                                       -----------
          for a death benefit of:                                                      $113,454.55
                                                                                       -----------



  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $113,454.55

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB death benefit rider.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $750 to your contract.

- On the first contract anniversary the contract value grows to $29,000.

- During the second contract year the contract value falls to $27,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $25,500.


--------------------------------------------------------------------------------
 36  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

WE CALCULATE THE MAV DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $25,500.00
                                                                                       ----------
Purchase payments plus purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                        $25,750.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $25,750
          ----------------  =                                                           -1,430.56
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $24,319.44
                                                                                       ----------
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
          MAV on the prior anniversary:                                                $29,000.00
          plus purchase payments and purchase payment credits made since the prior
          anniversary:                                                                      +0.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $29,000
          ----------------  =                                                           -1,611.11
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $27,388.89
                                                                                       ----------



  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES:
  $27,388.89


ENHANCED DEATH BENEFIT (EDB)

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB death benefit rider to your contract. You may not select the EDB if you add either the Benefit Protector or the Benefit Protector Plus riders to your contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB rider.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                   PWTXVAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   --------
                                                                      SV





  PWT = the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal transfer from the subaccounts.

   VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

    SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  37

EXAMPLE

- You purchase the contract with a payment of $25,000 and we add a purchase payment credit of $750 to your contract. You allocate $5,100 to the one-year fixed account and $20,650 to the subaccounts.

- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.

- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



THE DEATH BENEFIT IS CALCULATED AS FOLLOWS:
Contract value at death:                                                                $ 22,800.00
                                                                                        -----------
Purchase payments plus purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                         $ 25,750.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $25,750---                                                             -1,589.51
                $24,300        =
          for a death benefit of:                                                       $ 24,160.49
                                                                                        -----------
The 5% rising floor:
          The variable account floor on the first contract anniversary, calculated as:
          1.05 x $20,650 =                                                              $ 21,682.50
          plus amounts allocated to the subaccounts since that anniversary:                   +0.00
          minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
          $1,500 x $21,682.50
          -------------------  =                                                         -$1,711.78
                $19,000
          variable account floor benefit:                                               $ 19,970.72
          plus the one-year fixed account value:                                          +5,300.00

          5% rising floor (value of the GPAs, the one-year fixed account and the        $ 25,270.72
          variable account floor):


  THE EDB DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE 5%  RISING FLOOR:                                            $25,270.72

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


--------------------------------------------------------------------------------
 38  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your sales representative whether or not the Benefit Protector is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the EDB death benefit rider or the Benefit Protector Plus rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  39

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $4,000 purchase payment credit to your contract. You select the MAV death benefit.
- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value less any purchase payment credits added in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
- On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     The MAV death benefit (contract value):                              $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously
     withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
- On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     The MAV death benefit:                                               $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 8%
  withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840.
  We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     The MAV death benefit (MAV adjusted for partial withdrawals):        $ 57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                 $ 58,667


--------------------------------------------------------------------------------
 40  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.
- On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
     The MAV death benefit (contract value):                              $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000
- During the tenth contract year you make an additional purchase payment of
  $50,000 and we add a purchase payment credit of $2,000. Your new contract value is now $252,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:
     The MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000
- During the eleventh contract year the contract value remains $252,000 and the
  "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
     The MAV death benefit (contract value):                              $252,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously
     withdrawn):
     0.40 x ($252,000 - $105,000) =                                        +58,800
                                                                          --------
  Total death benefit of:                                                 $310,800


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the EDB death benefit rider or the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  41

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                             PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE

One and Two                                      0%                                                     0%

Three and Four                                  10%                                                  3.75%

Five or more                                    20%                                                   7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the applicable death benefit plus:


                  IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR     AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)

Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR AND BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $4,000 purchase payment credit to your contract. You select the MAV death benefit.
- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit
  Protector at this time. The death benefit equals:
     The MAV death benefit (contract value):                              $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
  Total death benefit of:                                                 $114,000
- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     The MAV death benefit:                                               $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $100,000 =                 +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000


--------------------------------------------------------------------------------
 42  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw
  $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     The MAV death benefit (MAV adjusted for partial withdrawals):         $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                           +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $55,000 =                   +5,500
                                                                          --------
  Total death benefit of:                                                  $64,167
- On the third contract anniversary the contract value falls $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.
- On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:
     The MAV death benefit (contract value):                              $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000
- During the tenth contract year you make an additional purchase payment of
  $50,000 and we add a purchase payment credit of $2,000. Your new contract value is now $252,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:
     The MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
- During the eleventh contract year the contract value remains $252,000 and the
  "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:
     The MAV death benefit (contract value):                              $252,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
     previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,800
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $321,800


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  43

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. You should consider whether the GMIB rider is appropriate for your situation because:

- you must hold the GMIB for 7 years;

- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary;

- the 6% rising floor value we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81; and

- there are additional costs associated with the rider.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy minimum required distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see "Charges"). You cannot select this rider if you select the 8% Performance Credit Rider. You must elect the GMIB along with either the MAV death benefit or the EDB death benefit rider at the time you purchase your contract and your rider effective date will be the contract issue date. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment and purchase payment credit; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB
- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the

--------------------------------------------------------------------------------
 44 RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,

- plus any subsequent amounts allocated to the subaccounts, and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% plus any subsequent amounts allocated to the subaccounts minus adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts.

Keep in mind that the 6% rising floor is limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits made in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment and purchase payment credit adjusted for market value from the contract value.

- subtract each payment and purchase payment credit from the 6% rising floor. We adjust the payments and purchase payment credit made to the GPAs and the one-year fixed account for market value. We increase payments and purchase payment credit allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.


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                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  45

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

PMT X CVG
   ECV



      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment and purchase payment credit, we calculate the 6% increase of payments and purchase payment credits allocated to the subaccounts as:

PMT X (1.06)(CY)



      CY = the full number of contract years the payment and purchase payment credit have been in the contract.

TERMINATING THE GMIB
- You may terminate the rider within 30 days after the first rider anniversary.

- You may terminate the rider any time after the seventh rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $4,000 purchase payment credit to your contract. You allocate all of your purchase payment and purchase payment credit to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                  PURCHASE PAYMENTS AND        6% RISING            GMIB
ANNIVERSARY                           CONTRACT VALUE     PURCHASE PAYMENT CREDIT         FLOOR          BENEFIT BASE

1                                        $112,000                $104,000               $110,240

2                                         130,000                 104,000                116,854

3                                         137,000                 104,000                123,866

4                                         156,000                 104,000                131,298

5                                          88,000                 104,000                139,175

6                                         125,000                 104,000                147,526

7                                         144,000                 104,000                156,378          $156,378

8                                         158,000                 104,000                165,760           165,760

9                                         145,000                 104,000                175,706           175,706

10                                        133,000                 104,000                186,248           186,248

11                                        146,000                 104,000                197,423           197,423

12                                        153,000                 104,000                209,268           209,268

13                                        225,000                 104,000                221,825           225,000

14                                        245,000                 104,000                235,134           245,000

15                                        250,000                 104,000                249,242           250,000




--------------------------------------------------------------------------------
 46  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

NOTE: The 6% rising floor value is limited after age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                 PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                      GMIB                LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                  BENEFIT BASE               NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                                    $186,248 (6% Rising Floor)        $  907.03            $  884.68              $  718.92

15                                     250,000 (Contract Value)          1,402.50             1,340.00               1,077.50


The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                         PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                                  LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                               CONTRACT VALUE        NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                                           $133,000           $  686.28            $  667.66              $  549.29

15                                            250,000            1,475.00             1,407.50               1,142.50


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

8% PERFORMANCE CREDIT RIDER (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the seventh and tenth rider anniversaries (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the seventh rider anniversary and it may not be appropriate for issue ages 83 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments plus purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 8%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional

--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS 47 purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 8%.

                                                   PW X TV
  TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   ---------
                                                      CV



  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

YOUR BENEFITS UNDER THE PCR ARE AS FOLLOWS:
(a) If on the seventh rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

  3% X (PP - PCRPW - PP5)

     PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

    PP5 = purchase payments and purchase payment credits made in the prior five years.

We apply the PCR credit to your contract on the seventh rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

(b) If on the tenth rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

We restart the calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each seven and ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments for the calculating the target value and any applicable PCR credit. The next calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR
- You may terminate the PCR within 30 days following the first contract anniversary after the PCR rider effective date.

- You may terminate the PCR within 30 days following the later of the tenth contract anniversary after the PCR rider effective date or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract;

  - that a death benefit is payable; or

  - you choose to begin taking annuity payouts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $4,000 purchase payment credit to your contract.

- There are no additional purchase payments and no partial withdrawals.

- On the seventh contract anniversary, the contract value is $150,000.

- We determine the target value on the seventh contract anniversary as your purchase payments plus purchase payment credits (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:

  $104,000 x (1.08)(7) = $104,000 x 1.71382 = $178,237.72.


--------------------------------------------------------------------------------
 48  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

  Your contract value ($150,000) is less than the target value ($178,237.72) so we will add a PCR credit to your contract equal to 3% of your purchase payments and purchase payment credits (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:

  0.03 x $104,000 = $3,120.

  After application of the PCR credit, your total contract value would be $153,120.

- On the tenth contract anniversary, the contract value is $220,000.

- We determine the target value on the tenth contract anniversary as your purchase payments plus purchase payment credits (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:

  $104,000 x (1.08)(10) = $104,000 x 2.158924 = $224,528.20.

  Your contract value ($220,000) is less than the target value ($224,528.20) so we will add a PCR credit to your contract equal to 5% of your purchase payments and purchase payment credits (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:

  0.05 x $104,000 = $5,200.

  After application of the PCR credit, your total contract value would be $225,200.

- The PCR calculation period automatically restarts on the tenth contract anniversary with the target values first year's payments equal to $225,200. We would make the next PCR credit determination on the twentieth contract anniversary.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  49

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the one-year fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


--------------------------------------------------------------------------------
 50  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until withdrawn or paid out.



--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  51

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible

--------------------------------------------------------------------------------
 52 RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  53

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;


--------------------------------------------------------------------------------
 54  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.25% as well as service/trail commissions of up to 0.75% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  55

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 56  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: 8% PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE
For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

  RPA = Total purchase payments and any purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and any purchase payment credits as there are no previous withdrawals to subtract.

                                          PW X RPA
  RPA ADJUSTED PARTIAL WITHDRAWALS   =   ---------
                                             CV


     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     CV = the contract value on the date of (but prior to) the partial withdrawal.

  RPA   = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO
For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

   EPA = Total purchase payments and any purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and any purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                          PW X EPA          EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS   =   ---------   X   ---------
                                             CV             RPA



     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     CV = the contract value on the date of (but prior to) the partial withdrawal.

   EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

   RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include any applicable purchase payment credits.

- You purchase the contract with a purchase payment of $100,000.

- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.

- Contract values before any partial withdrawals are shown below.

- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.

- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  57

NOTE: The shaded portion of the table indicates the five year exclusion period.

CONTRACT DURATION IN
YEARS                                       TOTAL PURCHASE PAYMENTS               CONTRACT VALUE
-----------------------------------------------------------------------------------------------------------
At Issue                                            $100,000                         $100,000
1                                                    100,000                          110,000
2                                                    100,000                          115,000
3                                                    100,000                          120,000
4                                                    100,000                          115,000
5                                                    100,000                          120,000

6                                                    200,000                          225,000
7                                                    200,000                          230,000
8                                                    200,000                          235,000
9                                                    200,000                          230,000
10                                                   200,000                          235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on the third contract anniversary:
     RPA before the partial withdrawal =                         RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial           $10,000 x $100,000
     withdrawal                                                       $120,000       =      $8,333
     minus the RPA adjusted partial withdrawals for all
     previous partial
     withdrawals = $100,000 - 0 = $100,000



For the second partial withdrawal on the eighth contract anniversary:
     RPA before the partial withdrawal =                       RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial         $10,000 x $191,667
     withdrawal                                                ------------------  =      $8,156
     minus the RPA adjusted partial withdrawals for all             $235,000
     previous partial
     withdrawals = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on the third contract anniversary:
     EPA before the partial withdrawal =               EPA adjusted partial withdrawal =
     total purchase payments made prior to the         $10,000 x $100,000       $100,000
     partial withdrawal                                     $120,000       x    --------  =      $8,333
     AND the five-year exclusion period minus the                               $100,000
     EPA
     adjusted partial withdrawals for all previous
     partial
     withdrawals = $100,000 - 0 = $100,000



For the second partial withdrawal on the eighth contract anniversary:
     EPA before the partial withdrawal =                EPA adjusted partial withdrawal =
     total purchase payments made prior to the          $10,000 x $91,667       $91,667
     partial withdrawal                                 -----------------  x    --------  =      $1,866
     AND the five-year exclusion period minus the            $235,000           $191,667
     EPA
     adjusted partial withdrawals for all previous
     partial
     withdrawals = $100,000 - $8,333 = $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199


--------------------------------------------------------------------------------
 58  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011.



VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                2011    2010    2009     2008     2007     2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2000)
Accumulation unit value at beginning of period    $0.47   $0.40    $0.27    $0.52    $0.44   $0.41   $0.40   $0.39   $0.27   $0.48
Accumulation unit value at end of period          $0.35   $0.47    $0.40    $0.27    $0.52   $0.44   $0.41   $0.40   $0.39   $0.27
Number of accumulation units outstanding at end
  of period (000 omitted)                           191     289      296      388      585     779   1,021   1,148   1,304   1,976
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS B) (05/01/2000)
Accumulation unit value at beginning of period    $1.43   $1.34    $1.15    $1.25    $1.21   $1.19   $1.18   $1.16   $1.14   $1.07
Accumulation unit value at end of period          $1.50   $1.43    $1.34    $1.15    $1.25   $1.21   $1.19   $1.18   $1.16   $1.14
Number of accumulation units outstanding at end
  of period (000 omitted)                           196     189      222      708      752     838     910     918     919   1,233
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/01/2000)
Accumulation unit value at beginning of period    $0.62   $0.57    $0.42    $0.71    $0.64   $0.65   $0.57   $0.54   $0.44   $0.65
Accumulation unit value at end of period          $0.59   $0.62    $0.57    $0.42    $0.71   $0.64   $0.65   $0.57   $0.54   $0.44
Number of accumulation units outstanding at end
  of period (000 omitted)                           177     301      308      322      474     591     764     846     957   1,162
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (05/01/2000)
Accumulation unit value at beginning of period    $0.98   $0.89    $0.72    $1.05    $1.05   $0.93   $0.91   $0.84   $0.71   $0.83
Accumulation unit value at end of period          $0.99   $0.98    $0.89    $0.72    $1.05   $1.05   $0.93   $0.91   $0.84   $0.71
Number of accumulation units outstanding at end
  of period (000 omitted)                            63      83      635      709      764     787   1,045   1,151     439     426
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (05/01/2000)
Accumulation unit value at beginning of period    $1.08   $1.10    $1.11    $1.10    $1.07   $1.04   $1.03   $1.03   $1.04   $1.05
Accumulation unit value at end of period          $1.06   $1.08    $1.10    $1.11    $1.10   $1.07   $1.04   $1.03   $1.03   $1.04
Number of accumulation units outstanding at end
  of period (000 omitted)                         2,784   2,902    4,792    4,620    2,288   1,592   2,283   1,884   2,410   4,222
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (05/01/2000)
Accumulation unit value at beginning of period    $1.43   $1.34    $1.19    $1.29    $1.25   $1.21   $1.21   $1.17   $1.14   $1.09
Accumulation unit value at end of period          $1.51   $1.43    $1.34    $1.19    $1.29   $1.25   $1.21   $1.21   $1.17   $1.14
Number of accumulation units outstanding at end
  of period (000 omitted)                         1,907   2,260   11,383   11,223   11,858   7,847   4,589   4,594     337     264
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of period    $1.67   $1.45    $1.15    $1.97    $1.85   $1.57   $1.40   $1.20   $0.87   $1.09
Accumulation unit value at end of period          $1.56   $1.67    $1.45    $1.15    $1.97   $1.85   $1.57   $1.40   $1.20   $0.87
Number of accumulation units outstanding at end
  of period (000 omitted)                         2,190   2,635    8,261    7,758    5,845   5,092   2,962   1,191     666     368
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of period    $0.66   $0.57    $0.47    $0.82    $0.81   $0.71   $0.68   $0.65   $0.51   $0.67
Accumulation unit value at end of period          $0.69   $0.66    $0.57    $0.47    $0.82   $0.81   $0.71   $0.68   $0.65   $0.51
Number of accumulation units outstanding at end
  of period (000 omitted)                         5,573   6,904    7,534    8,098    8,999   9,362   9,338   7,431     384     138
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of period    $1.58   $1.40    $0.93    $1.26    $1.25   $1.15   $1.12   $1.02   $0.83   $0.90
Accumulation unit value at end of period          $1.64   $1.58    $1.40    $0.93    $1.26   $1.25   $1.15   $1.12   $1.02   $0.83
Number of accumulation units outstanding at end
  of period (000 omitted)                           491     558    1,023    1,243    1,496   1,611   1,087     834     579     835
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (05/01/2000)
Accumulation unit value at beginning of period    $0.47   $0.41    $0.30    $0.55    $0.55   $0.50   $0.47   $0.44   $0.36   $0.50
Accumulation unit value at end of period          $0.45   $0.47    $0.41    $0.30    $0.55   $0.55   $0.50   $0.47   $0.44   $0.36
Number of accumulation units outstanding at end
  of period (000 omitted)                           161     186      825    2,901    2,181      97     109      80     141      35
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of period    $1.28   $1.02    $0.74    $1.23    $1.30   $1.18   $1.15   $0.98   $0.67   $0.83
Accumulation unit value at end of period          $1.15   $1.28    $1.02    $0.74    $1.23   $1.30   $1.18   $1.15   $0.98   $0.67
Number of accumulation units outstanding at end
  of period (000 omitted)                            93     147      368      451      601     679     723     878     759     350
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of period    $1.22   $1.21    $1.16    $1.21    $1.17   $1.14   $1.14   $1.15   $1.15   $1.10
Accumulation unit value at end of period          $1.22   $1.22    $1.21    $1.16    $1.21   $1.17   $1.14   $1.14   $1.15   $1.15
Number of accumulation units outstanding at end
  of period (000 omitted)                         1,093   1,343    3,154    2,604    3,169   3,280   3,298   3,266   2,667   2,375
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (05/01/2000)
Accumulation unit value at beginning of period    $0.98   $0.86    $0.69    $1.20    $1.09   $0.98   $0.92   $0.89   $0.73   $0.89
Accumulation unit value at end of period          $0.98   $0.98    $0.86    $0.69    $1.20   $1.09   $0.98   $0.92   $0.89   $0.73
Number of accumulation units outstanding at end
  of period (000 omitted)                           123     199      711      728      920   1,003   1,225   1,269     914     828
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  59

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2011    2010    2009     2008     2007     2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (05/01/2000)
Accumulation unit value at beginning of period    $2.48   $1.95    $1.42    $2.38    $2.09   $1.88   $1.62   $1.32   $0.96   $1.09
Accumulation unit value at end of period          $2.18   $2.48    $1.95    $1.42    $2.38   $2.09   $1.88   $1.62   $1.32   $0.96
Number of accumulation units outstanding at end
  of period (000 omitted)                           257     288      378      418      551     655   1,057   1,142   1,305   1,744
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (05/01/2000)
Accumulation unit value at beginning of period    $0.98   $0.88    $0.71    $1.28    $1.11   $0.96   $0.81   $0.73   $0.52   $0.66
Accumulation unit value at end of period          $0.80   $0.98    $0.88    $0.71    $1.28   $1.11   $0.96   $0.81   $0.73   $0.52
Number of accumulation units outstanding at end
  of period (000 omitted)                            58      76      126      143      204     215     173     188     186     165
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period    $1.80   $1.51    $1.29    $2.27    $2.91   $2.45   $2.19   $1.69   $1.26   $1.26
Accumulation unit value at end of period          $1.67   $1.80    $1.51    $1.29    $2.27   $2.91   $2.45   $2.19   $1.69   $1.26
Number of accumulation units outstanding at end
  of period (000 omitted)                           168     188      320      437      618     601     752     890     771     926
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period    $1.52   $1.39    $1.12    $1.81    $1.77   $1.52   $1.39   $1.26   $1.02   $1.17
Accumulation unit value at end of period          $1.48   $1.52    $1.39    $1.12    $1.81   $1.77   $1.52   $1.39   $1.26   $1.02
Number of accumulation units outstanding at end
  of period (000 omitted)                         2,261   2,741    3,891    5,550    8,671   9,715   9,517   9,666   1,946   1,063
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period    $1.59   $1.49    $1.10    $1.88    $1.65   $1.38   $1.27   $1.09   $0.84   $1.00
Accumulation unit value at end of period          $1.40   $1.59    $1.49    $1.10    $1.88   $1.65   $1.38   $1.27   $1.09   $0.84
Number of accumulation units outstanding at end
  of period (000 omitted)                           227     259      361      471      644     681     641     671     256      76
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND - INSTITUTIONAL SHARES (05/01/2000)
Accumulation unit value at beginning of period    $0.81   $0.74    $0.51    $0.88    $0.81   $0.76   $0.75   $0.70   $0.57   $0.77
Accumulation unit value at end of period          $0.77   $0.81    $0.74    $0.51    $0.88   $0.81   $0.76   $0.75   $0.70   $0.57
Number of accumulation units outstanding at end
  of period (000 omitted)                            44      48       87       63       64      60      86     112     106      86
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES (05/01/2000)
Accumulation unit value at beginning of period    $0.85   $0.78    $0.62    $1.16    $1.09   $0.91   $0.81   $0.72   $0.54   $0.67
Accumulation unit value at end of period          $0.71   $0.85    $0.78    $0.62    $1.16   $1.09   $0.91   $0.81   $0.72   $0.54
Number of accumulation units outstanding at end
  of period (000 omitted)                             5       8       12       22       93      91      60      73      49      50
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period    $0.82   $0.74    $0.62    $1.00    $1.03   $0.93   $0.88   $0.78   $0.61   $0.79
Accumulation unit value at end of period          $0.84   $0.82    $0.74    $0.62    $1.00   $1.03   $0.93   $0.88   $0.78   $0.61
Number of accumulation units outstanding at end
  of period (000 omitted)                           632     756      882    1,011    1,408   1,710   1,799   1,866   1,380   1,247
----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES* (03/03/2000)
Accumulation unit value at beginning of period    $0.54   $0.47    $0.40    $0.70    $0.64   $0.61   $0.57   $0.54   $0.42   $0.57
Accumulation unit value at end of period          $0.49   $0.54    $0.47    $0.40    $0.70   $0.64   $0.61   $0.57   $0.54   $0.42
Number of accumulation units outstanding at end
  of period (000 omitted)                         1,378   1,667    1,786    2,087    2,684   2,922   3,828   4,221   4,189   3,934
*Invesco V.I. Capital Appreciation Fund, Series I Shares is scheduled to be merged into Invesco Van Kampen V.I. Capital Growth
Fund, Series I Shares on April 27, 2012. In addition, Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series I Shares.
----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES* (05/01/2000)
Accumulation unit value at beginning of period    $1.20   $1.02    $0.73    $1.40    $1.28   $1.11   $1.03   $0.91   $0.68   $0.88
Accumulation unit value at end of period          $1.09   $1.20    $1.02    $0.73    $1.40   $1.28   $1.11   $1.03   $0.91   $0.68
Number of accumulation units outstanding at end
  of period (000 omitted)                            27      27       36       35       57      57     101     137     185     221
*Invesco V.I. Capital Development Fund, Series I Shares is scheduled to be merged into Invesco Van Kampen V.I. Mid Cap Growth
Fund, Series I Shares on April 27, 2012.
----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period    $1.08   $1.00    $0.79    $1.15    $1.08   $1.00      --      --      --      --
Accumulation unit value at end of period          $1.06   $1.08    $1.00    $0.79    $1.15   $1.08      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                         1,276   1,417    1,589    1,937    2,548   3,049      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO: SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period    $0.67   $0.54    $0.38    $0.69    $0.57   $0.51   $0.46   $0.39   $0.30   $0.42
Accumulation unit value at end of period          $0.65   $0.67    $0.54    $0.38    $0.69   $0.57   $0.51   $0.46   $0.39   $0.30
Number of accumulation units outstanding at end
  of period (000 omitted)                            64     142      143      151      187     202     304     370     411     456
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period    $0.51   $0.42    $0.27    $0.49    $0.41   $0.38   $0.35   $0.35   $0.24   $0.42
Accumulation unit value at end of period          $0.46   $0.51    $0.42    $0.27    $0.49   $0.41   $0.38   $0.35   $0.35   $0.24
Number of accumulation units outstanding at end
  of period (000 omitted)                            18      46       49       57       77      91     125     163     254     254
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period    $0.66   $0.58    $0.44    $0.74    $0.65   $0.59   $0.58   $0.56   $0.44   $0.60
Accumulation unit value at end of period          $0.61   $0.66    $0.58    $0.44    $0.74   $0.65   $0.59   $0.58   $0.56   $0.44
Number of accumulation units outstanding at end
  of period (000 omitted)                           614     735    9,654    8,263    5,758     822   1,146   1,326   1,650   2,346
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 60  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                2011    2010    2009     2008     2007     2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period    $1.65   $1.34    $0.76    $1.61    $1.28   $0.88   $0.68   $0.58   $0.44   $0.60
Accumulation unit value at end of period          $1.10   $1.65    $1.34    $0.76    $1.61   $1.28   $0.88   $0.68   $0.58   $0.44
Number of accumulation units outstanding at end
  of period (000 omitted)                           144     182      193      293      440     388     392     446     799     541
----------------------------------------------------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO - CLASS 1 SHARES (04/24/2009)
Accumulation unit value at beginning of period    $1.48   $1.32    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period          $1.43   $1.48    $1.32       --       --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            95      98      168       --       --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO - SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period    $1.00   $0.95    $0.80    $1.28    $1.17   $0.97   $0.89   $0.79   $0.62   $0.71
Accumulation unit value at end of period          $0.91   $1.00    $0.95    $0.80    $1.28   $1.17   $0.97   $0.89   $0.79   $0.62
Number of accumulation units outstanding at end
  of period (000 omitted)                            30      30       75       73       72      74      31      34      --      --
----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO - SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period    $1.03   $0.93    $0.74    $1.16    $1.19   $1.03   $1.01   $0.92   $0.75   $0.91
Accumulation unit value at end of period          $1.04   $1.03    $0.93    $0.74    $1.16   $1.19   $1.03   $1.01   $0.92   $0.75
Number of accumulation units outstanding at end
  of period (000 omitted)                            49      52       51       56       55      57      57      55      38      38
----------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES FUND - SERVICE CLASS (05/01/2000)
Accumulation unit value at beginning of period    $1.70   $1.36    $1.00    $1.67    $1.64   $1.44   $1.41   $1.14   $0.89   $1.06
Accumulation unit value at end of period          $1.74   $1.70    $1.36    $1.00    $1.67   $1.64   $1.44   $1.41   $1.14   $0.89
Number of accumulation units outstanding at end
  of period (000 omitted)                            26      35      306      344      389     406     431     497     556      47
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS (05/01/2000)
Accumulation unit value at beginning of period    $1.25   $0.93    $0.58    $0.97    $0.96   $0.86   $0.83   $0.79   $0.60   $0.89
Accumulation unit value at end of period          $1.11   $1.25    $0.93    $0.58    $0.97   $0.96   $0.86   $0.83   $0.79   $0.60
Number of accumulation units outstanding at end
  of period (000 omitted)                            34      58       71       74       97     125     155     314     440     403
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) RESEARCH SERIES - INITIAL CLASS (05/01/2000)
Accumulation unit value at beginning of period    $0.87   $0.76    $0.59    $0.94    $0.84   $0.77   $0.73   $0.64   $0.52   $0.70
Accumulation unit value at end of period          $0.85   $0.87    $0.76    $0.59    $0.94   $0.84   $0.77   $0.73   $0.64   $0.52
Number of accumulation units outstanding at end
  of period (000 omitted)                            57      95       99      105      143     160     253     401     360     915
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period    $1.40   $1.25    $0.95    $1.55    $1.23   $0.95   $0.83   $0.64   $0.48   $0.63
Accumulation unit value at end of period          $1.47   $1.40    $1.25    $0.95    $1.55   $1.23   $0.95   $0.83   $0.64   $0.48
Number of accumulation units outstanding at end
  of period (000 omitted)                           462     601      896    1,163    1,429   1,801   2,285   2,496   2,767   2,321
----------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO, INVESTMENT CLASS (05/01/2000)
Accumulation unit value at beginning of period    $3.05   $2.39    $1.53    $2.74    $2.68   $2.24   $2.04   $1.82   $1.24   $1.44
Accumulation unit value at end of period          $2.64   $3.05    $2.39    $1.53    $2.74   $2.68   $2.24   $2.04   $1.82   $1.24
Number of accumulation units outstanding at end
  of period (000 omitted)                            64      90      167      283      290     295     390     429     432     599
----------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO, INVESTMENT CLASS (05/01/2000)
Accumulation unit value at beginning of period    $2.66   $2.24    $1.68    $2.35    $2.43   $2.14   $2.00   $1.62   $1.17   $1.38
Accumulation unit value at end of period          $2.54   $2.66    $2.24    $1.68    $2.35   $2.43   $2.14   $2.00   $1.62   $1.17
Number of accumulation units outstanding at end
  of period (000 omitted)                            75      99      130      120      134     150     217     233     228     227
----------------------------------------------------------------------------------------------------------------------------------
THIRD AVENUE VALUE PORTFOLIO (05/01/2000)
Accumulation unit value at beginning of period    $2.27   $2.02    $1.41    $2.54    $2.71   $2.37   $2.10   $1.78   $1.27   $1.44
Accumulation unit value at end of period          $1.76   $2.27    $2.02    $1.41    $2.54   $2.71   $2.37   $2.10   $1.78   $1.27
Number of accumulation units outstanding at end
  of period (000 omitted)                            48      58      114      127      187     205     377     425     433     865
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (05/01/2000)
Accumulation unit value at beginning of period    $1.58   $1.29    $0.87    $1.63    $1.42   $1.05   $0.88   $0.68   $0.47   $0.55
Accumulation unit value at end of period          $1.33   $1.58    $1.29    $0.87    $1.63   $1.42   $1.05   $0.88   $0.68   $0.47
Number of accumulation units outstanding at end
  of period (000 omitted)                         1,032   1,138    2,663    3,854    2,616   2,570   2,094   1,370     371     397
----------------------------------------------------------------------------------------------------------------------------------
WANGER USA (05/01/2000)
Accumulation unit value at beginning of period    $1.88   $1.55    $1.10    $1.86    $1.79   $1.68   $1.54   $1.32   $0.93   $1.14
Accumulation unit value at end of period          $1.79   $1.88    $1.55    $1.10    $1.86   $1.79   $1.68   $1.54   $1.32   $0.93
Number of accumulation units outstanding at end
  of period (000 omitted)                           757     924    2,016    2,159    1,972   1,471   1,241     640     107      67
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period    $1.13   $1.00    $0.87    $1.39    $1.38   $1.18   $1.14   $1.04   $0.83   $1.05
Accumulation unit value at end of period          $1.09   $1.13    $1.00    $0.87    $1.39   $1.38   $1.18   $1.14   $1.04   $0.83
Number of accumulation units outstanding at end
  of period (000 omitted)                           891   1,097    1,512    1,227    1,702   2,527   3,235   3,406   3,317   3,205
----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  61

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                 2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (02/11/2000)
Accumulation unit value at beginning of period     $0.50   $0.43   $0.28   $0.55   $0.47   $0.44   $0.43   $0.41   $0.29    $0.51
Accumulation unit value at end of period           $0.38   $0.50   $0.43   $0.28   $0.55   $0.47   $0.44   $0.43   $0.41    $0.29
Number of accumulation units outstanding at end
  of period (000 omitted)                            994   1,156   1,328   1,522   1,834   2,665   2,981   3,267   3,866    3,655
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS B) (02/11/2000)
Accumulation unit value at beginning of period     $1.54   $1.43   $1.23   $1.34   $1.30   $1.28   $1.27   $1.25   $1.23    $1.16
Accumulation unit value at end of period           $1.61   $1.54   $1.43   $1.23   $1.34   $1.30   $1.28   $1.27   $1.25    $1.23
Number of accumulation units outstanding at end
  of period (000 omitted)                            381     762     992   1,228     846     862     889     920     966    1,192
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (02/11/2000)
Accumulation unit value at beginning of period     $0.66   $0.61   $0.45   $0.76   $0.68   $0.70   $0.62   $0.58   $0.48    $0.70
Accumulation unit value at end of period           $0.63   $0.66   $0.61   $0.45   $0.76   $0.68   $0.70   $0.62   $0.58    $0.48
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,033   1,121   1,364   1,741   2,262   3,220   3,655   3,938   4,901    4,631
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $1.02   $0.92   $0.75   $1.09   $1.09   $0.97   $0.94   $0.88   $0.74    $0.86
Accumulation unit value at end of period           $1.02   $1.02   $0.92   $0.75   $1.09   $1.09   $0.97   $0.94   $0.88    $0.74
Number of accumulation units outstanding at end
  of period (000 omitted)                            789     915   1,004   1,330   1,631   1,534   1,393   1,424   1,263      915
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $1.07   $1.09   $1.10   $1.10   $1.06   $1.03   $1.02   $1.03   $1.04    $1.05
Accumulation unit value at end of period           $1.05   $1.07   $1.09   $1.10   $1.10   $1.06   $1.03   $1.02   $1.03    $1.04
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,085   1,373   2,289   3,556   3,511   4,258   5,054   5,813   9,032   12,876
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $1.42   $1.33   $1.18   $1.28   $1.24   $1.21   $1.20   $1.17   $1.14    $1.09
Accumulation unit value at end of period           $1.49   $1.42   $1.33   $1.18   $1.28   $1.24   $1.21   $1.20   $1.17    $1.14
Number of accumulation units outstanding at end
  of period (000 omitted)                            670     833   3,776   3,697   3,973   1,279   1,145   1,267     849      894
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $1.64   $1.43   $1.14   $1.94   $1.83   $1.55   $1.39   $1.19   $0.86    $1.08
Accumulation unit value at end of period           $1.54   $1.64   $1.43   $1.14   $1.94   $1.83   $1.55   $1.39   $1.19    $0.86
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,619   1,778   3,850   4,036   3,632   3,425   2,161     854     518      179
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $0.67   $0.58   $0.47   $0.83   $0.82   $0.73   $0.69   $0.67   $0.52    $0.68
Accumulation unit value at end of period           $0.69   $0.67   $0.58   $0.47   $0.83   $0.82   $0.73   $0.69   $0.67    $0.52
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,569   3,124   3,726   3,771   4,175   4,631   3,835   3,213     184      144
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $1.58   $1.41   $0.93   $1.26   $1.26   $1.15   $1.13   $1.03   $0.83    $0.91
Accumulation unit value at end of period           $1.64   $1.58   $1.41   $0.93   $1.26   $1.26   $1.15   $1.13   $1.03    $0.83
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,230   1,699   2,044   1,953   2,461   3,559   2,355   3,591   3,747    3,634
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $0.49   $0.43   $0.32   $0.58   $0.57   $0.52   $0.49   $0.46   $0.38    $0.52
Accumulation unit value at end of period           $0.47   $0.49   $0.43   $0.32   $0.58   $0.57   $0.52   $0.49   $0.46    $0.38
Number of accumulation units outstanding at end
  of period (000 omitted)                            178     194     200     505     492     384     703     733     539      476
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $1.42   $1.14   $0.83   $1.37   $1.45   $1.32   $1.28   $1.09   $0.75    $0.92
Accumulation unit value at end of period           $1.28   $1.42   $1.14   $0.83   $1.37   $1.45   $1.32   $1.28   $1.09    $0.75
Number of accumulation units outstanding at end
  of period (000 omitted)                            202     209     231     254     355     416     516     616     743      259
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (02/11/2000)
Accumulation unit value at beginning of period     $1.23   $1.21   $1.16   $1.21   $1.17   $1.15   $1.15   $1.16   $1.16    $1.11
Accumulation unit value at end of period           $1.22   $1.23   $1.21   $1.16   $1.21   $1.17   $1.15   $1.15   $1.16    $1.16
Number of accumulation units outstanding at end
  of period (000 omitted)                            627     537   1,126     824     634     688     614     765     812      397
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (02/11/2000)
Accumulation unit value at beginning of period     $0.99   $0.88   $0.70   $1.22   $1.11   $1.00   $0.94   $0.91   $0.74    $0.91
Accumulation unit value at end of period           $0.99   $0.99   $0.88   $0.70   $1.22   $1.11   $1.00   $0.94   $0.91    $0.74
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,378   1,500   1,719   2,275   3,050   3,548   3,902   4,085   3,720    3,068
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (02/11/2000)
Accumulation unit value at beginning of period     $2.46   $1.94   $1.41   $2.36   $2.08   $1.88   $1.61   $1.31   $0.96    $1.09
Accumulation unit value at end of period           $2.16   $2.46   $1.94   $1.41   $2.36   $2.08   $1.88   $1.61   $1.31    $0.96
Number of accumulation units outstanding at end
  of period (000 omitted)                            886   1,212   1,482   1,817   2,472   3,539   3,997   4,551   5,037    5,481
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (02/11/2000)
Accumulation unit value at beginning of period     $0.91   $0.82   $0.66   $1.19   $1.04   $0.89   $0.76   $0.68   $0.48    $0.62
Accumulation unit value at end of period           $0.74   $0.91   $0.82   $0.66   $1.19   $1.04   $0.89   $0.76   $0.68    $0.48
Number of accumulation units outstanding at end
  of period (000 omitted)                            428     470     544   1,476   1,677   1,079   1,172   1,219   1,060    3,767
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 62  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                 2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (02/11/2000)
Accumulation unit value at beginning of period     $1.99   $1.67   $1.43   $2.52   $3.23   $2.72   $2.44   $1.88   $1.41    $1.40
Accumulation unit value at end of period           $1.85   $1.99   $1.67   $1.43   $2.52   $3.23   $2.72   $2.44   $1.88    $1.41
Number of accumulation units outstanding at end
  of period (000 omitted)                            353     344     398     432     671     910     960     841     925      967
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (02/11/2000)
Accumulation unit value at beginning of period     $1.61   $1.47   $1.19   $1.92   $1.88   $1.62   $1.48   $1.34   $1.09    $1.25
Accumulation unit value at end of period           $1.57   $1.61   $1.47   $1.19   $1.92   $1.88   $1.62   $1.48   $1.34    $1.09
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,086   1,205   1,461   1,611   2,023   2,313   2,432   2,461   1,354      690
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period     $1.58   $1.48   $1.10   $1.87   $1.64   $1.38   $1.27   $1.09   $0.84    $1.00
Accumulation unit value at end of period           $1.39   $1.58   $1.48   $1.10   $1.87   $1.64   $1.38   $1.27   $1.09    $0.84
Number of accumulation units outstanding at end
  of period (000 omitted)                            348     443     472     440     778     909     892     833     387      330
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND - INSTITUTIONAL SHARES (02/11/2000)
Accumulation unit value at beginning of period     $0.83   $0.76   $0.52   $0.91   $0.84   $0.79   $0.78   $0.72   $0.59    $0.80
Accumulation unit value at end of period           $0.79   $0.83   $0.76   $0.52   $0.91   $0.84   $0.79   $0.78   $0.72    $0.59
Number of accumulation units outstanding at end
  of period (000 omitted)                            275     314     485     402     603     790     986   1,121   1,066    1,135
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES (02/11/2000)
Accumulation unit value at beginning of period     $0.81   $0.75   $0.59   $1.11   $1.04   $0.87   $0.78   $0.69   $0.52    $0.65
Accumulation unit value at end of period           $0.68   $0.81   $0.75   $0.59   $1.11   $1.04   $0.87   $0.78   $0.69    $0.52
Number of accumulation units outstanding at end
  of period (000 omitted)                            158     202     248     287     351     483     630     618     735      634
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (02/11/2000)
Accumulation unit value at beginning of period     $0.83   $0.75   $0.63   $1.01   $1.05   $0.94   $0.90   $0.79   $0.62    $0.81
Accumulation unit value at end of period           $0.85   $0.83   $0.75   $0.63   $1.01   $1.05   $0.94   $0.90   $0.79    $0.62
Number of accumulation units outstanding at end
  of period (000 omitted)                            426     501     530   1,149   1,251     888     880     911     741      666
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES* (02/11/2000)
Accumulation unit value at beginning of period     $0.59   $0.52   $0.44   $0.77   $0.70   $0.67   $0.63   $0.60   $0.47    $0.63
Accumulation unit value at end of period           $0.54   $0.59   $0.52   $0.44   $0.77   $0.70   $0.67   $0.63   $0.60    $0.47
Number of accumulation units outstanding at end
  of period (000 omitted)                            765   1,143   1,387   1,626   2,002   2,777   3,612   4,617   5,063    5,490
*Invesco V.I. Capital Appreciation Fund, Series I Shares is scheduled to be merged into Invesco Van Kampen V.I. Capital Growth
Fund, Series I Shares on April 27, 2012. In addition, Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series I Shares.
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES* (02/11/2000)
Accumulation unit value at beginning of period     $1.18   $1.01   $0.72   $1.39   $1.27   $1.11   $1.03   $0.90   $0.68    $0.88
Accumulation unit value at end of period           $1.08   $1.18   $1.01   $0.72   $1.39   $1.27   $1.11   $1.03   $0.90    $0.68
Number of accumulation units outstanding at end
  of period (000 omitted)                            277     292     396     561     787   1,099   1,197   1,399   1,743    1,419
*Invesco V.I. Capital Development Fund, Series I Shares is scheduled to be merged into Invesco Van Kampen V.I. Mid Cap Growth
Fund, Series I Shares on April 27, 2012.
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period     $1.08   $1.00   $0.79   $1.15   $1.08   $1.00      --      --      --       --
Accumulation unit value at end of period           $1.06   $1.08   $1.00   $0.79   $1.15   $1.08      --      --      --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                            812   1,217   1,457   1,848   2,491   2,734      --      --      --       --
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO: SERVICE SHARES (02/11/2000)
Accumulation unit value at beginning of period     $0.55   $0.45   $0.31   $0.57   $0.48   $0.43   $0.39   $0.33   $0.25    $0.35
Accumulation unit value at end of period           $0.53   $0.55   $0.45   $0.31   $0.57   $0.48   $0.43   $0.39   $0.33    $0.25
Number of accumulation units outstanding at end
  of period (000 omitted)                            604     919   1,057   1,535   1,715   2,068   2,545   3,020   3,748    3,767
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (05/01/2000)
Accumulation unit value at beginning of period     $0.51   $0.41   $0.27   $0.49   $0.41   $0.38   $0.35   $0.35   $0.24    $0.42
Accumulation unit value at end of period           $0.45   $0.51   $0.41   $0.27   $0.49   $0.41   $0.38   $0.35   $0.35    $0.24
Number of accumulation units outstanding at end
  of period (000 omitted)                            170     236     298     374     436     653     960   1,339   2,256    1,352
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (02/11/2000)
Accumulation unit value at beginning of period     $0.64   $0.57   $0.43   $0.72   $0.64   $0.58   $0.57   $0.56   $0.43    $0.60
Accumulation unit value at end of period           $0.60   $0.64   $0.57   $0.43   $0.72   $0.64   $0.58   $0.57   $0.56    $0.43
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,021   1,621   5,519   5,464   5,544   3,179   3,654   4,012   5,078    5,747
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (02/11/2000)
Accumulation unit value at beginning of period     $1.49   $1.21   $0.69   $1.46   $1.16   $0.80   $0.62   $0.53   $0.40    $0.55
Accumulation unit value at end of period           $0.99   $1.49   $1.21   $0.69   $1.46   $1.16   $0.80   $0.62   $0.53    $0.40
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,338   1,754   2,102   2,694   2,756   2,778   2,877   3,282   4,438    4,904
---------------------------------------------------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO - CLASS 1 SHARES (04/24/2009)
Accumulation unit value at beginning of period     $1.48   $1.32   $1.00      --      --      --      --      --      --       --
Accumulation unit value at end of period           $1.43   $1.48   $1.32      --      --      --      --      --      --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             59      59      87      --      --      --      --      --      --       --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  63

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                 2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
---------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO - SERVICE SHARES (02/11/2000)
Accumulation unit value at beginning of period     $0.99   $0.94   $0.79   $1.27   $1.17   $0.97   $0.89   $0.79   $0.62    $0.71
Accumulation unit value at end of period           $0.90   $0.99   $0.94   $0.79   $1.27   $1.17   $0.97   $0.89   $0.79    $0.62
Number of accumulation units outstanding at end
  of period (000 omitted)                             48      43      54     199     310     388     441     430     427      281
---------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO - SERVICE SHARES (02/11/2000)
Accumulation unit value at beginning of period     $1.10   $0.99   $0.79   $1.25   $1.28   $1.11   $1.09   $0.99   $0.81    $0.98
Accumulation unit value at end of period           $1.10   $1.10   $0.99   $0.79   $1.25   $1.28   $1.11   $1.09   $0.99    $0.81
Number of accumulation units outstanding at end
  of period (000 omitted)                            102     123     126     143     231     222     267     271     193      147
---------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES FUND - SERVICE CLASS (02/11/2000)
Accumulation unit value at beginning of period     $1.69   $1.36   $1.00   $1.67   $1.64   $1.44   $1.42   $1.15   $0.89    $1.06
Accumulation unit value at end of period           $1.73   $1.69   $1.36   $1.00   $1.67   $1.64   $1.44   $1.42   $1.15    $0.89
Number of accumulation units outstanding at end
  of period (000 omitted)                            195     216     256     321     607     820     969   1,061   1,193      624
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS (02/11/2000)
Accumulation unit value at beginning of period     $1.14   $0.85   $0.53   $0.89   $0.88   $0.79   $0.76   $0.73   $0.55    $0.82
Accumulation unit value at end of period           $1.01   $1.14   $0.85   $0.53   $0.89   $0.88   $0.79   $0.76   $0.73    $0.55
Number of accumulation units outstanding at end
  of period (000 omitted)                            439     540     571     676     864   1,889   2,075   2,485   5,133    4,295
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) RESEARCH SERIES - INITIAL CLASS (02/11/2000)
Accumulation unit value at beginning of period     $0.90   $0.79   $0.62   $0.98   $0.88   $0.81   $0.76   $0.67   $0.55    $0.73
Accumulation unit value at end of period           $0.88   $0.90   $0.79   $0.62   $0.98   $0.88   $0.81   $0.76   $0.67    $0.55
Number of accumulation units outstanding at end
  of period (000 omitted)                            942   1,055   1,207   1,335   1,463   1,789   2,180   2,940   2,362    2,675
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (02/11/2000)
Accumulation unit value at beginning of period     $1.61   $1.44   $1.10   $1.79   $1.42   $1.10   $0.96   $0.75   $0.56    $0.73
Accumulation unit value at end of period           $1.69   $1.61   $1.44   $1.10   $1.79   $1.42   $1.10   $0.96   $0.75    $0.56
Number of accumulation units outstanding at end
  of period (000 omitted)                            506     569     728   1,193   1,334   1,351   1,659   1,728   1,521    2,042
---------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO, INVESTMENT CLASS (02/11/2000)
Accumulation unit value at beginning of period     $3.17   $2.47   $1.59   $2.85   $2.79   $2.34   $2.13   $1.90   $1.29    $1.51
Accumulation unit value at end of period           $2.74   $3.17   $2.47   $1.59   $2.85   $2.79   $2.34   $2.13   $1.90    $1.29
Number of accumulation units outstanding at end
  of period (000 omitted)                            334     365     451     472     635     968   1,036   1,354     833    1,130
---------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO, INVESTMENT CLASS (02/11/2000)
Accumulation unit value at beginning of period     $3.03   $2.56   $1.92   $2.68   $2.79   $2.45   $2.29   $1.86   $1.34    $1.58
Accumulation unit value at end of period           $2.89   $3.03   $2.56   $1.92   $2.68   $2.79   $2.45   $2.29   $1.86    $1.34
Number of accumulation units outstanding at end
  of period (000 omitted)                            174     196     240     333     428     588     734     852     678      993
---------------------------------------------------------------------------------------------------------------------------------
THIRD AVENUE VALUE PORTFOLIO (02/11/2000)
Accumulation unit value at beginning of period     $2.43   $2.16   $1.51   $2.73   $2.91   $2.56   $2.27   $1.92   $1.37    $1.56
Accumulation unit value at end of period           $1.88   $2.43   $2.16   $1.51   $2.73   $2.91   $2.56   $2.27   $1.92    $1.37
Number of accumulation units outstanding at end
  of period (000 omitted)                            277     355     445     611     880   1,292   1,445   1,239   1,160    1,457
---------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (02/11/2000)
Accumulation unit value at beginning of period     $1.19   $0.97   $0.66   $1.22   $1.07   $0.79   $0.66   $0.52   $0.35    $0.42
Accumulation unit value at end of period           $1.00   $1.19   $0.97   $0.66   $1.22   $1.07   $0.79   $0.66   $0.52    $0.35
Number of accumulation units outstanding at end
  of period (000 omitted)                            471     488   1,424   2,260   1,834   1,113     909     895     861      813
---------------------------------------------------------------------------------------------------------------------------------
WANGER USA (02/11/2000)
Accumulation unit value at beginning of period     $1.44   $1.18   $0.85   $1.42   $1.37   $1.29   $1.18   $1.01   $0.72    $0.88
Accumulation unit value at end of period           $1.36   $1.44   $1.18   $0.85   $1.42   $1.37   $1.29   $1.18   $1.01    $0.72
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,184   1,298   1,959   2,236   2,262   2,124   1,887   1,310     833      774
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND - CLASS 2 (02/11/2000)
Accumulation unit value at beginning of period     $1.12   $1.00   $0.87   $1.39   $1.38   $1.18   $1.14   $1.04   $0.84    $1.05
Accumulation unit value at end of period           $1.08   $1.12   $1.00   $0.87   $1.39   $1.38   $1.18   $1.14   $1.04    $0.84
Number of accumulation units outstanding at end
  of period (000 omitted)                            964   1,071   1,256   1,157   1,375   1,432   1,739   1,400     495      368
---------------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
 64  RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2011...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firms..................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
                   RIVERSOURCE SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS  65

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.



240192 W (4/12)

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE(R) SIGNATURE ONE SELECT
VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-333-3437

            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

New contracts are not currently being offered.

This prospectus describes two versions of the contract: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract was unavailable). The information in this prospectus applies to both contracts unless stated otherwise.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust

Columbia Funds Variable Series Trust II

Credit Suisse Trust
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Van Kampen Variable Insurance Funds
Invesco Variable Insurance Funds
Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Morgan Stanley Universal Investment Funds (UIF)
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits. Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits").

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.


--------------------------------------------------------------------------------
             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers other variable annuity contracts in addition to the contracts described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contracts described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contracts and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contracts and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACTS IN BRIEF......................    5
EXPENSE SUMMARY.............................    8
CONDENSED FINANCIAL INFORMATION.............   17
FINANCIAL STATEMENTS........................   17
THE VARIABLE ACCOUNT AND THE FUNDS..........   17
GUARANTEE PERIOD ACCOUNTS (GPAS)............   32
THE FIXED ACCOUNT...........................   33
BUYING YOUR CONTRACT........................   36
CHARGES.....................................   42
VALUING YOUR INVESTMENT.....................   52
MAKING THE MOST OF YOUR CONTRACT............   54
SURRENDERS..................................   62
TSA -- SPECIAL PROVISIONS...................   63
CHANGING THE ANNUITANT......................   63
CHANGING OWNERSHIP..........................   64
BENEFITS IN CASE OF DEATH...................   65
OPTIONAL BENEFITS...........................   73
THE ANNUITY PAYOUT PERIOD...................   85
TAXES.......................................   87
VOTING RIGHTS...............................   91
SUBSTITUTION OF INVESTMENTS.................   91
ABOUT THE SERVICE PROVIDERS.................   92
ADDITIONAL INFORMATION......................   93
APPENDICES TABLE OF CONTENTS AND
  CROSS-REFERENCE TABLE.....................   95
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............   96
APPENDIX B: EXAMPLE -- SURRENDER CHARGES....   98
APPENDIX C: EXAMPLE -- DEATH BENEFITS.......  107
APPENDIX D: EXAMPLE -- SECURESOURCE SERIES
  OF RIDERS.................................  113
APPENDIX E: SECURESOURCE SERIES OF
  RIDERS --
  ADDITIONAL RMD DISCLOSURE.................  121
APPENDIX F: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.....  123
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT
  RIDER.....................................  125
APPENDIX H: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS WITH APPLICATIONS SIGNED BEFORE
  MAY 1, 2006...............................  127
APPENDIX I: GUARANTOR WITHDRAWAL
  BENEFIT FOR LIFE RIDER DISCLOSURE.........  128
APPENDIX J: GUARANTOR WITHDRAWAL
  BENEFIT RIDER DISCLOSURE..................  140
APPENDIX K: INCOME ASSURER BENEFIT RIDERS...  148
APPENDIX L: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER
  DISCLOSURE................................  157
APPENDIX M: SECURESOURCE RIDER DISCLOSURE...  160
APPENDIX N: SECURESOURCE 20 RIDER
  DISCLOSURE................................  173
APPENDIX O: SECURESOURCE STAGES RIDER
  DISCLOSURE................................  187
APPENDIX P: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  197
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  207





--------------------------------------------------------------------------------
 2  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITIZATION START DATE: The date when annuity payments begin according to the applicable annuity payment plan (referred to as "Retirement date" in the Original Contract). Throughout this prospectus when we use the term "Annuitization start date," it includes the term "Retirement date."

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's death (Current Contract), or owner's or annuitant's death (Original Contract) while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT (CURRENT CONTRACT): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order," your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.


--------------------------------------------------------------------------------
             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  3

OWNER (YOU, YOUR): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines "owner", "you" and "your".

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We determine the credit percentage based on cumulative net payments (total payments less surrenders). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Custodial and investment only plans under Section 401(a) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract (referred to as "Withdrawal value" in the Original Contract). It is the contract value minus any applicable charges and any purchase payment credits subject to reversal, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as "Surrender value" in the Current Contract). It is the contract value minus any applicable charges and any purchase payment credits subject to reversal, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".


--------------------------------------------------------------------------------
 4  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACTS IN BRIEF

This prospectus describes two versions of the contract: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract was unavailable). The primary differences are disclosed in the following sections: "Key Terms", "Expense Summary," "Buying Your Contract", "Benefits in Case of Death", and "Optional Benefits."


PURPOSE: These contracts allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. For the Current Contract, you may allocate your purchase payments to the regular fixed account, the Special DCA fixed account, GPAs and/or subaccounts of the variable account under the contract. For the Original Contract, you may allocate your purchase payments to the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract), the GPAs and/or subaccounts of the variable account under the contract. When you invest in the subaccounts of the variable account, you risk losing amounts you invest. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the annuitization start date, these contracts provide lifetime or other forms of payout of your contract value (less any applicable premium tax and/or other charges).


BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract").


It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits subject to reversal. (See "Buying Your Contract -- Purchase Payment Credits"). We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:

- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")


--------------------------------------------------------------------------------
             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  5

- for the Current Contract:

  - regular fixed account, which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Buying Your Contract", "Transfer policies" and "The Regular Fixed Account").

  - Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "Special DCA Fixed Account").

- for the Original Contract:

  - one-year fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract", "Transfer policies" and "The One-Year Fixed Account").

  - DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "DCA Fixed Account").

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account (Current Contract) and DCA fixed account (Original Contract) are not permitted. GPAs, the regular fixed account (Current Contract) and the one-year fixed account (Original Contract) are subject to special restrictions. (See "Making the Most of Your
Contract -- Transferring Among Accounts").

SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you make surrenders prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource Stages rider or the SecureSource 20 rider, please consider carefully when you take withdrawals. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reset based on your contract value at that time and you will no longer be eligible to receive the 20% credit available under the SecureSource 20 rider or any future rider credits under the SecureSource Stages. Certain other restrictions may apply. (See "Surrenders").

OPTIONAL BENEFITS: You can buy optional benefits with your contract for an additional charge if you meet certain criteria. We offer optional death benefits and optional living benefits. Optional living benefits include: different versions of the guaranteed minimum withdrawal benefits, which permit you to withdraw a guaranteed amount from the contract over a period of time, Accumulation Protector Benefit rider, which provides you with a guaranteed contract value at the end of specified waiting period regardless of the volatility inherent in the investments in the subaccounts, and Income Assurer Benefit rider, which provides you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts . Guaranteed minimum withdrawal benefits are SecureSource series riders, Guarantor Withdrawal Benefit rider and Guarantor Withdrawal Benefit for Life rider. When used in this prospectus, the term "SecureSource series" includes: the SecureSource Stages 2 riders, the SecureSource Stages riders, the SecureSource 20 riders and the SecureSource riders, except where the SecureSource Stages 2 riders, the SecureSource Stages riders, SecureSource 20 riders and SecureSource riders are specifically referenced and distinguished from other riders in the SecureSource series.

Optional living benefits require the use of a Portfolio Navigator program (PN program) investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. For more information on optional living benefits, please see "Optional Benefits -- Optional Living Benefits". Optional benefits vary by state and may have eligibility requirements.

We offer the following optional death benefits: MAV Death Benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider. Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider are intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.

BENEFITS IN CASE OF DEATH: For the Current Contract, if you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. For the Original Contract, if you or the annuitant die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (See "Benefits in Case of Death").

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable

--------------------------------------------------------------------------------
 6 RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs, the Special DCA fixed account (Current Contract) and the DCA fixed accounts (Original Contract) are not available after the annuitization start date. (See "The Annuity Payout Period").


--------------------------------------------------------------------------------
             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  7

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A SURRENDER FROM THESE CONTRACTS. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAY PAY WHEN YOU MAKE A SURRENDER FROM ONE OF THESE CONTRACTS. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CURRENT CONTRACT:
(APPLICATIONS SIGNED ON OR AFTER NOV. 30, 2009, SUBJECT TO STATE AVAILABILITY)

SURRENDER CHARGE
(Contingent deferred sales charge as a percentage of purchase payments surrendered)


                                                                                      CURRENT CONTRACT
                  NUMBER OF COMPLETED YEARS                                      SURRENDER CHARGE PERCENTAGE
             FROM DATE OF EACH PURCHASE PAYMENT                               APPLIED TO EACH PURCHASE PAYMENT
                              0                                                               8%

                              1                                                               8

                              2                                                               8

                              3                                                               7

                              4                                                               6

                              5                                                               4

                              6                                                               3

                              7                                                               2

                              8                                                               1

                              9 +                                                             0


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


--------------------------------------------------------------------------------
 8  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                 MAXIMUM: $50     CURRENT: $40

ANNUAL CONTRACT ADMINISTRATIVE CHARGE IF YOUR CONTRACT VALUE          MAXIMUM: $20     CURRENT: $0
EQUALS OR EXCEEDS $50,000

CONTRACT ADMINISTRATIVE CHARGE AT FULL SURRENDER                      MAXIMUM: $50     CURRENT: $40


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE. THE COMBINATION OF DEATH BENEFIT IN EFFECT AND THE CONTRACT YEAR YOU ARE IN DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

UNTIL THE 9TH CONTRACT ANNIVERSARY



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

CV Death Benefit*                                   1.60%                         0.15%                        1.75%

ROPP Death Benefit                                  1.60                          0.15                         1.75

MAV Death Benefit                                   1.85                          0.15                         2.00

5% Accumulation Death Benefit                       2.00                          0.15                         2.15

Enhanced Death Benefit                              2.05                          0.15                         2.20


THE 9TH CONTRACT ANNIVERSARY AND AFTER



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

CV Death Benefit*                                   1.30%                         0.15%                        1.45%

ROPP Death Benefit                                  1.30                          0.15                         1.45

MAV Death Benefit                                   1.55                          0.15                         1.70

5% Accumulation Death Benefit                       1.70                          0.15                         1.85

Enhanced Death Benefit                              1.75                          0.15                         1.90


* CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.

OTHER ANNUAL EXPENSES

OPTIONAL DEATH BENEFITS
If eligible, you may have selected an optional death benefit in addition to the ROPP and MAV Death Benefits. The fees apply only if you have selected one of these benefits.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS
If eligible, you may select one of the following optional living benefits if available in your state. The optional living benefits require participation in the PN program. The fees apply only if you elect one of these benefits.



SECURESOURCE STAGES 2(SM) - SINGLE LIFE RIDER FEE                   MAXIMUM: 1.75%     CURRENT: 0.95%

SECURESOURCE STAGES 2(SM) - JOINT LIFE RIDER FEE                    MAXIMUM: 2.25%     CURRENT: 1.15%


(Charged annually on the contract anniversary as a percentage of contract value or the total Benefit Base, whichever is greater.)



SECURESOURCE(R) STAGES - SINGLE LIFE RIDER FEE                      MAXIMUM: 2.00%     CURRENT: 1.10%

SECURESOURCE(R) STAGES - JOINT LIFE RIDER FEE                       MAXIMUM: 2.50%     CURRENT: 1.35%


(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)


--------------------------------------------------------------------------------
             RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  9

ORIGINAL CONTRACT:
(APPLICATIONS SIGNED PRIOR TO NOV. 30, 2009 OR IN STATES WHERE THE CURRENT CONTRACT WAS NOT AVAILABLE)

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE(1)
(Contingent deferred sales charge as a percentage of purchase payments surrendered)


                  NUMBER OF COMPLETED YEARS                                      SURRENDER CHARGE PERCENTAGE
             FROM DATE OF EACH PURCHASE PAYMENT                               APPLIED TO EACH PURCHASE PAYMENT
                              0                                                               8%

                              1                                                               8

                              2                                                               8

                              3                                                               8

                              4                                                               7

                              5                                                               6

                              6                                                               6

                              7                                                               4

                              8                                                               2

                              9 +                                                             0


(1) For the Original Contract in Alaska, Arizona, Colorado, Connecticut, Florida, Georgia, Illinois, Michigan, Mississippi, New Jersey, Oregon, Pennsylvania, Utah and Washington, the surrender charge schedule is modified as follows: Years 1-3 - 8%; Year 4 - 7%; Year 5 - 6%; Year 6 - 4%; Year
    7 - 3%; Year 8 - 2%; Year 9 - 1%; and Years 10+ - 0%.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.



ANNUAL CONTRACT ADMINISTRATIVE CHARGE AND AT FULL SURRENDER                         $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full surrender.)

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE DEATH BENEFIT IN EFFECT DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE SHOWS THE DEATH BENEFIT GUARANTEES AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

ROP Death Benefit                                   1.60%                         0.15%                        1.75%

MAV Death Benefit                                   1.80                          0.15                         1.95

5% Accumulation Death Benefit                       1.95                          0.15                         2.10

Enhanced Death Benefit                              2.00                          0.15                         2.15




--------------------------------------------------------------------------------
 10  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES

OPTIONAL DEATH BENEFITS
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS
The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires participation in the PN program.

FOR APPLICATIONS SIGNED ON OR AFTER AUG. 10, 2009 BUT PRIOR TO NOV. 30, 2009, SUBJECT TO STATE AVAILABILITY, OR IN STATES WHERE THE CURRENT CONTRACT WAS NOT
AVAILABLE:



SECURESOURCE(R) 20 - SINGLE LIFE RIDER FEE                          MAXIMUM: 2.00%     CURRENT: 1.25%

SECURESOURCE(R) 20 - JOINT LIFE RIDER FEE                           MAXIMUM: 2.50%     CURRENT: 1.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

(As a percentage of the contract value charged annually on the contract anniversary.)

FOR APPLICATIONS SIGNED ON OR AFTER JAN. 26, 2009, BUT PRIOR TO AUG. 10, 2009, OR IN STATES WHERE THE CURRENT CONTRACT AND SECURESOURCE 20 WERE NOT AVAILABLE:



SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 2.00%     CURRENT: 1.10%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 2.50%     CURRENT: 1.40%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

FOR APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009:



SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 1.50%     CURRENT: 0.75%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 1.75%     CURRENT: 0.95%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

FOR APPLICATIONS SIGNED PRIOR TO JUNE 1, 2008:



SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 1.50%     CURRENT: 0.65%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 1.75%     CURRENT: 0.85%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE                 MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)



ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                        MAXIMUM: 1.75%     CURRENT: 0.80%(1)


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

(1) For contracts with applications signed prior to Jan. 25, 2009, the current charge is 0.55%. For contract applications signed between Jan. 26, 2009 and May 30, 2009, the current charge is 0.80%.



INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.30%(2)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER     MAXIMUM: 1.75%     CURRENT: 0.60%(2)
FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION      MAXIMUM: 2.00%     CURRENT: 0.65%(2)
BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(2) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  11

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)


                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                1.67%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

AllianceBernstein VPS Balanced Wealth Strategy Portfolio         0.55%      0.25%    0.11%           --%          0.91%
(Class B)


AllianceBernstein VPS Global Thematic Growth Portfolio           0.75       0.25     0.19            --           1.19
(Class B)


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.05            --           0.85


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.07            --           1.07
B)


American Century VP Inflation Protection, Class II               0.47       0.25     0.01            --           0.73


American Century VP International, Class II                      1.31       0.25     0.02            --           1.58


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.88       0.25       --            --           1.13


Columbia Variable Portfolio - Cash Management Fund (Class        0.33       0.13     0.14            --           0.60(1)
3)


Columbia Variable Portfolio - Diversified Bond Fund (Class       0.41       0.13     0.13            --           0.67
3)


Columbia Variable Portfolio - Diversified Equity Income          0.57       0.13     0.13            --           0.83
Fund (Class 3)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)      0.66       0.13     0.16          0.01           0.96


Columbia Variable Portfolio - Emerging Markets Opportunity       1.07       0.13     0.25            --           1.45(1)
Fund (Class 3)


Columbia Variable Portfolio - Global Inflation Protected         0.42       0.13     0.14            --           0.69
Securities Fund (Class 3)


Columbia Variable Portfolio - High Income Fund (Class 2)         0.63       0.25     0.15            --           1.03(1),(2)


Columbia Variable Portfolio - High Yield Bond Fund (Class        0.58       0.13     0.17            --           0.88(1)
3)


Columbia Variable Portfolio - Income Opportunities Fund          0.57       0.13     0.14            --           0.84
(Class 3)


Columbia Variable Portfolio - International Opportunity          0.79       0.13     0.21            --           1.13
Fund (Class 3)


Columbia Variable Portfolio - Large Cap Growth Fund (Class       0.71       0.13     0.17            --           1.01(1)
3)


Columbia Variable Portfolio - Marsico Growth Fund (Class 1)      0.97         --     0.13            --           1.10(1),(2)


Columbia Variable Portfolio - Marsico International              1.02       0.25     0.20            --           1.47(1),(2)
Opportunities Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Growth Opportunity         0.76       0.13     0.17            --           1.06(1)
Fund (Class 3)


Columbia Variable Portfolio - Mid Cap Value Opportunity          0.74       0.13     0.14            --           1.01
Fund (Class 3)


Columbia Variable Portfolio - S&P 500 Index Fund (Class 3)       0.10       0.13     0.27            --           0.50


Columbia Variable Portfolio - Select Large-Cap Value Fund        0.71       0.13     0.26            --           1.10(1)
(Class 3)


Columbia Variable Portfolio - Short Duration U.S.                0.36       0.13     0.15            --           0.64
Government Fund (Class 3)


Columbia Variable Portfolio - Small Cap Value Fund (Class        0.87       0.25     0.12          0.02           1.26(1),(3)
2)




--------------------------------------------------------------------------------
 12  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50%      0.25%    0.31%           --%          1.06%(4)


Dreyfus Investment Portfolios MidCap Stock Portfolio,            0.75       0.25     0.11            --           1.11
Service Shares


Dreyfus Investment Portfolios Technology Growth Portfolio,       0.75       0.25     0.08            --           1.08
Service Shares


Dreyfus Variable Investment Fund Appreciation Portfolio,         0.75       0.25     0.05            --           1.05
Service Shares


Dreyfus Variable Investment Fund International Equity            0.75       0.25     0.35            --           1.35
Portfolio, Service Shares


Dreyfus Variable Investment Fund International Value             1.00       0.25     0.25            --           1.50
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                         0.57       0.50     0.08            --           1.15


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.09            --           0.90


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Investment Grade Bond Portfolio Service          0.32       0.25     0.10            --           0.67
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.10            --           0.91


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.14            --           1.10


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Rising Dividends Securities Fund - Class 2       0.62       0.25     0.02          0.01           0.90(5)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.50       0.25     0.29          0.01           1.05
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.46       0.25     0.10            --           0.81


FTVIPT Templeton Growth Securities Fund - Class 2                0.74       0.25     0.04            --           1.03


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86(6)


Goldman Sachs VIT Structured U.S. Equity                         0.62         --     0.08            --           0.70(7)
Fund - Institutional Shares


Invesco V.I. Global Health Care Fund, Series II Shares           0.75       0.25     0.37            --           1.37


Invesco V.I. International Growth Fund, Series II Shares         0.71       0.25     0.32            --           1.28


Invesco V.I. Mid Cap Core Equity Fund, Series II Shares          0.73       0.25     0.30            --           1.28


Invesco Van Kampen V.I. American Franchise Fund, Series II       0.67       0.25     0.28            --           1.20(8)
Shares


Invesco Van Kampen V.I. Comstock Fund, Series II Shares          0.56       0.25     0.24            --           1.05(9)


Invesco Van Kampen V.I. Mid Cap Growth Fund, Series II           0.75       0.25     0.33            --           1.33(10)
Shares


Invesco Van Kampen V.I. Value Opportunities Fund, Series II      0.69       0.25     0.31            --           1.25
Shares


Janus Aspen Series Janus Portfolio: Service Shares               0.56       0.25     0.07            --           0.88


Legg Mason ClearBridge Variable Small Cap Growth                 0.75         --     0.14            --           0.89
Portfolio - Class I


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.07            --           1.07


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.08            --           1.23


MFS(R) Total Return Series - Service Class                       0.75       0.25     0.06            --           1.06(11)


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.08            --           1.06


Morgan Stanley UIF Global Real Estate Portfolio, Class II        0.85       0.35     0.47            --           1.67(12)
Shares


Morgan Stanley UIF Mid Cap Growth Portfolio, Class II            0.75       0.35     0.30            --           1.40(12)
Shares


Morgan Stanley UIF U.S. Real Estate Portfolio, Class II          0.80       0.35     0.29            --           1.44(12)
Shares


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.68       0.25     0.12            --           1.05


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.13            --           1.01


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.58       0.25     0.13          0.07           1.03(13)


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA,             0.69       0.25     0.14            --           1.08(14)
Service Shares


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.74           1.42(15)


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.21            --           1.09


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.17            --           1.12


Putnam VT Multi-Cap Growth Fund - Class IB Shares                0.56       0.25     0.16            --           0.97




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  13

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

Putnam VT Small Cap Value Fund - Class IB Shares                 0.63%      0.25%    0.15%         0.11%          1.14%


Variable Portfolio - Aggressive Portfolio (Class 2)                --       0.25     0.02          0.79           1.06


Variable Portfolio - Aggressive Portfolio (Class 4)                --       0.25     0.02          0.79           1.06


Variable Portfolio - Conservative Portfolio (Class 2)              --       0.25     0.02          0.61           0.88


Variable Portfolio - Conservative Portfolio (Class 4)              --       0.25     0.02          0.61           0.88


Variable Portfolio - Davis New York Venture Fund (Class 3)       0.71       0.13     0.13            --           0.97(16)


Variable Portfolio - Goldman Sachs Mid Cap Value Fund            0.77       0.13     0.13            --           1.03(16)
(Class 3)


Variable Portfolio - Moderate Portfolio (Class 2)                  --       0.25     0.02          0.71           0.98


Variable Portfolio - Moderate Portfolio (Class 4)                  --       0.25     0.02          0.71           0.98


Variable Portfolio - Moderately Aggressive Portfolio (Class        --       0.25     0.02          0.75           1.02
2)


Variable Portfolio - Moderately Aggressive Portfolio (Class        --       0.25     0.02          0.75           1.02
4)


Variable Portfolio - Moderately Conservative Portfolio             --       0.25     0.02          0.66           0.93
(Class 2)


Variable Portfolio - Moderately Conservative Portfolio             --       0.25     0.02          0.66           0.93
(Class 4)


Variable Portfolio - Partners Small Cap Value Fund (Class        0.91       0.13     0.15          0.02           1.21(16)
3)


Wanger International                                             0.89         --     0.13            --           1.02(2)


Wanger USA                                                       0.86         --     0.08            --           0.94(2)







    *The Funds provided the information on their expenses and we have not independently verified the information.


   **The previous fund names can be found in "The Variable Account and the Funds" section of the prospectus.


  ***Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.585% for Columbia Variable Portfolio - Cash Management Fund (Class 3), 1.385% for Columbia Variable Portfolio - Emerging Markets Opportunity Fund (Class 3), 0.97% for Columbia Variable Portfolio - High Income Fund (Class 2), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 3), 0.79% for Columbia Variable Portfolio - Marsico Growth Fund (Class 1), 1.44% for Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2), 1.005% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3), 0.925% for Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3) and 1.03% for Columbia Variable Portfolio - Small Cap Value Fund (Class 2).


 (2) Other expenses have been restated to reflect contractual changes to certain other fees.


 (3) Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates. Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.


 (4) Credit Suisse will waive fees and reimburse expenses so that the Portfolio's annual operating expenses will not exceed 1.05% of the Portfolio's average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.


 (5) The Investment Manager has contractually agreed in advance to reduce its fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction will continue until at least April 30, 2013. After fee reductions, net expenses would be 0.89%.


 (6) Effective June 30, 2011, the Investment Advisor agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.85%.


 (7) Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.


 (8) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. In addition, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 1.15% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.



--------------------------------------------------------------------------------
 14  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

 (9) The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 0.97% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.


(10) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.


(11) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2013. After fee waivers, net expenses would be 1.03%.


(12) The Portfolios' Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee paid to each Portfolios Distributor, Morgan Stanley Distribution, Inc.), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares, 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares and 1.35% for Morgan Stanley UIF U.S. Real Estate Portfolio, Class II Shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.


(13) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees. After fee waivers, net expenses would be 0.97%.


(14) The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%.


(15) PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.345%.


(16) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.905% for Variable Portfolio - Davis New York Venture Fund (Class 3), 0.985% for Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.035% for Variable Portfolio - Partners Small Cap Value Fund (Class 3).





--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  15

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered. They assume that you select the MAV Death Benefit, the SecureSourceStages 2 - Joint Life rider and the Benefit Protector Plus Death Benefit(1),(4). Although your actual costs may be lower, based on the assumptions your costs would be:


                                                          IF YOU DO NOT SURRENDER YOUR CONTRACT
             IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
        AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
      1 YEAR     3 YEARS     5 YEARS     10 YEARS*    1 YEAR     3 YEARS     5 YEARS     10 YEARS*
      $1,414      $2,778      $3,931       $6,554      $694       $2,055      $3,386       $6,554



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROPP Death Benefit and do not select any optional benefits(3). Although your actual costs may be higher, based on these assumptions your costs would be:


                                                          IF YOU DO NOT SURRENDER YOUR CONTRACT
             IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
        AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
      1 YEAR     3 YEARS     5 YEARS     10 YEARS*    1 YEAR     3 YEARS     5 YEARS     10 YEARS*
      $1,009      $1,601      $2,007       $2,924      $271        $828       $1,407       $2,924



* Reflects the reduction in the total variable account expense after the 9(th) year.

ORIGINAL CONTRACT:(2)
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life rider or SecureSource 20 - Joint Life rider and the Benefit Protector Plus Death Benefit.(3),(4) Although your actual costs may be lower, based on the assumptions your costs would be:


                                                        IF YOU DO NOT SURRENDER YOUR CONTRACT
             IF YOU SURRENDER YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
      $1,425      $2,807      $4,069      $6,665      $705       $2,084      $3,433      $6,665




MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits(3). Although your actual costs may be higher, based on these assumptions your costs would be:



                                                        IF YOU DO NOT SURRENDER YOUR CONTRACT
             IF YOU SURRENDER YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
       AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
      1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
      $1,009      $1,601      $2,107      $2,962      $271        $828       $1,407      $2,962



(1) In these examples, the contract administrative charge is $50.
(2) For the Original Contract in Alaska, Arizona, Colorado, Connecticut, Florida, Georgia, Illinois, Michigan, Mississippi, New Jersey, Oregon, Pennsylvania, Utah and Washington contract holders, your expenses would be slightly lower due to the modified nine-year surrender charge schedule.
(3) In these examples, the contract administrative charge is $40.
(4) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.


--------------------------------------------------------------------------------
 16  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix P.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 17 program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


--------------------------------------------------------------------------------
 18  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  19

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein               N                  Y          Seeks to maximize total        AllianceBernstein L.P.
VPS Balanced Wealth                                           return consistent with
Strategy Portfolio                                            AllianceBernstein's
(Class B)                                                     determination of reasonable
                                                              risk.
-------------------------------------------------------------------------------------------------------------------------

AllianceBernstein               Y                  Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS Global Thematic                                           capital.
Growth Portfolio
(Class B)
-------------------------------------------------------------------------------------------------------------------------

AllianceBernstein               Y                  Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS Growth and                                                capital.
Income Portfolio
(Class B)
-------------------------------------------------------------------------------------------------------------------------

AllianceBernstein               Y                  Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS International                                             capital.
Value Portfolio
(Class B)
-------------------------------------------------------------------------------------------------------------------------

American Century VP             N                  Y          Seeks long-term total return   American Century Investment
Inflation                                                     using a strategy that seeks    Management, Inc.
Protection, Class II                                          to protect against U.S.
                                                              inflation.
-------------------------------------------------------------------------------------------------------------------------

American Century VP             N                  Y          Seeks capital growth.          American Century Investment
International, Class                                                                         Management, Inc.
II
-------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                  Y          Seeks long-term capital        American Century Investment
Mid Cap Value, Class                                          growth. Income is a            Management, Inc.
II                                                            secondary objective.
-------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                  Y          Seeks long-term capital        American Century Investment
Ultra(R), Class II                                            growth.                        Management, Inc.
-------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                  Y          Seeks long-term capital        American Century Investment
Value, Class II                                               growth. Income is a            Management, Inc.
                                                              secondary objective.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks maximum current income   Columbia Management
Portfolio - Cash                                              consistent with liquidity      Investment Advisers, LLC
Management Fund                                               and stability of principal.
(Class 3)
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks high level of current    Columbia Management
Portfolio - Diversi-                                          income while attempting to     Investment Advisers, LLC
fied Bond Fund                                                conserve the value of the
(Class 3)                                                     investment for the longest
                                                              period of time.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks high level of current    Columbia Management
Portfolio - Diversi-                                          income and, as a secondary     Investment Advisers, LLC
fied Equity Income                                            goal, steady growth of
Fund (Class 3)                                                capital.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks capital appreciation.    Columbia Management
Portfolio - Dynamic                                                                          Investment Advisers, LLC
Equity Fund (Class
3)
-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 20  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Columbia Variable               Y                  Y          Seeks long-term capital        Columbia Management
Portfolio - Emerging                                          growth.                        Investment Advisers, LLC,
Markets Opportunity                                                                          adviser; Threadneedle
Fund (Class 3)                                                                               International Limited, an
                                                                                             indirect wholly-owned
                                                                                             subsidiary of Ameriprise
                                                                                             Financial, sub-adviser.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Non-diversified fund that      Columbia Management
Portfolio - Global                                            seeks total return that        Investment Advisers, LLC
Inflation Protected                                           exceeds the rate of
Securities Fund                                               inflation over the long
(Class 3)                                                     term.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks total return,            Columbia Management
Portfolio - High                                              consisting of a high level     Investment Advisers, LLC
Income Fund (Class                                            of income and capital
2)                                                            appreciation.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks high current income,     Columbia Management
Portfolio - High                                              with capital growth as a       Investment Advisers, LLC
Yield Bond Fund                                               secondary objective.
(Class 3)
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks high total return        Columbia Management
Portfolio - Income                                            through current income and     Investment Advisers, LLC
Opportunities Fund                                            capital appreciation.
(Class 3)
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks capital appreciation.    Columbia Management
Portfolio - In-                                                                              Investment Advisers, LLC,
ternational                                                                                  adviser; Threadneedle
Opportunity Fund                                                                             International Limited, an
(Class 3)                                                                                    indirect wholly-owned
                                                                                             subsidiary of Ameriprise
                                                                                             Financial, sub-adviser.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks long-term capital        Columbia Management
Portfolio - Large                                             growth.                        Investment Advisers, LLC
Cap Growth Fund
(Class 3)
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks long-term growth of      Columbia Management
Portfolio - Marsico                                           capital.                       Investment Advisers, LLC,
Growth Fund (Class                                                                           adviser; Marsico Capital
1)                                                                                           Management, LLC, subadviser.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks long-term growth of      Columbia Management
Portfolio - Marsico                                           capital.                       Investment Advisers, LLC,
International                                                                                adviser; Marsico Capital
Opportunities Fund                                                                           Management, LLC, subadviser.
(Class 2)
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               N                  Y          Seeks growth of capital.       Columbia Management
Portfolio - Mid Cap                                                                          Investment Advisers, LLC
Growth Opportunity
Fund (Class 3)
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  21

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Columbia Variable               Y                  Y          Seeks long-term growth of      Columbia Management
Portfolio - Mid Cap                                           capital.                       Investment Advisers, LLC
Value Opportunity
Fund (Class 3)
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks long-term capital        Columbia Management
Portfolio - S&P 500                                           appreciation.                  Investment Advisers, LLC
Index Fund (Class 3)
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               N                  Y          Seeks long-term growth of      Columbia Management
Portfolio - Select                                            capital.                       Investment Advisers, LLC
Large-Cap Value Fund
(Class 3)
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks high level of current    Columbia Management
Portfolio - Short                                             income and safety of           Investment Advisers, LLC
Duration U.S.                                                 principal consistent with
Government Fund                                               investment in U.S.
(Class 3)                                                     government and government
                                                              agency securities.
-------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                  Y          Seeks long-term capital        Columbia Management
Portfolio - Small                                             appreciation.                  Investment Advisers, LLC
Cap Value Fund
(Class 2)
-------------------------------------------------------------------------------------------------------------------------

Credit Suisse                   Y                  Y          Seeks total return.            Credit Suisse Asset
Trust - Commodity                                                                            Management, LLC
Return Strategy
Portfolio
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Investment              N                  Y          Seeks investment results       The Dreyfus Corporation
Portfolios MidCap                                             that are greater than the
Stock Portfolio,                                              total return performance of
Service Shares                                                publicly traded common
                                                              stocks of medium-size
                                                              domestic companies in the
                                                              aggregate, as represented by
                                                              the Standard & Poor's MidCap
                                                              400 Index.
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Investment              N                  Y          Seeks capital appreciation.    The Dreyfus Corporation
Portfolios
Technology Growth
Portfolio, Service
Shares
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                N                  Y          Seeks long-term capital        The Dreyfus Corporation,
Investment Fund                                               growth consistent with the     adviser; Fayez Sarofim &
Appreciation                                                  preservation of capital.       Co., sub-adviser.
Portfolio, Service
Shares
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                Y                  Y          Seeks capital growth.          The Dreyfus Corporation,
Investment Fund                                                                              adviser; Newton Capital
International Equity                                                                         Management Limited, sub-
Portfolio, Service                                                                           adviser
Shares
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                Y                  Y          Seeks long-term capital        The Dreyfus Corporation
Investment Fund                                               growth.
International Value
Portfolio, Service
Shares
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 22  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Eaton Vance VT                  Y                  Y          Seeks high level of current    Eaton Vance Management
Floating-Rate Income                                          income.
Fund
-------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP                 Y                  Y          Seeks long-term capital        Fidelity Management &
Contrafund(R)                                                 appreciation. Normally         Research Company (FMR) is
Portfolio Service                                             invests primarily in common    the fund's manager. FMR Co.,
Class 2                                                       stocks. Invests in             Inc. (FMRC) and other
                                                              securities of companies        investment advisers serve as
                                                              whose value it believes is     sub-advisers for the fund.
                                                              not fully recognized by the
                                                              public. Invests in either
                                                              "growth" stocks or "value"
                                                              stocks or both. The fund
                                                              invests in domestic and
                                                              foreign issuers.
-------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP                 N                  Y          Seeks to achieve capital       Fidelity Management &
Growth Portfolio                                              appreciation. Normally         Research Company (FMR) is
Service Class 2                                               invests primarily in common    the fund's manager. FMR Co.,
                                                              stocks. Invests in companies   Inc. (FMRC) and other
                                                              that it believes have above-   investment advisers serve as
                                                              average growth potential       sub-advisers for the fund.
                                                              (stocks of these companies
                                                              are often called "growth"
                                                              stocks). The Fund invests in
                                                              domestic and foreign
                                                              issuers.
-------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP                 Y                  Y          Seeks as high level of         Fidelity Management &
Investment Grade                                              current income as is           Research Company (FMR) is
Bond Portfolio                                                consistent with the            the fund's manager. Fidelity
Service Class 2                                               preservation of capital.       Investments Money
                                                              Normally invests at least      Management, Inc. (FIMM) and
                                                              80% of assets in investment-   other investment advisers
                                                              grade debt securities (those   serve as sub-advisers for
                                                              of medium and high quality)    the fund.
                                                              of all types and repurchase
                                                              agreements for those
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid             Y                  Y          Seeks long-term growth of      Fidelity Management &
Cap Portfolio                                                 capital. Normally invests      Research Company (FMR) is
Service Class 2                                               primarily in common stocks.    the fund's manager. FMR Co.,
                                                              Normally invests at least      Inc. (FMRC) and other
                                                              80% of assets in securities    investment advisers serve as
                                                              of companies with medium       sub-advisers for the fund.
                                                              market capitalizations. May
                                                              invest in companies with
                                                              smaller or larger market
                                                              capitalizations. Invests in
                                                              domestic and foreign
                                                              issuers. The Fund invests in
                                                              either "growth" or "value"
                                                              common stocks or both.
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  23

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP                 Y                  Y          Seeks long-term growth of      Fidelity Management &
Overseas Portfolio                                            capital. Normally invests      Research Company (FMR) is
Service Class 2                                               primarily in common stocks     the fund's manager. FMR Co.,
                                                              allocating investments         Inc. (FMRC) and other
                                                              across different countries     investment advisers serve as
                                                              and regions. Normally          sub-advisers for the fund.
                                                              invests at least 80% of
                                                              assets in non-U.S.
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin                 Y                  Y          Seeks to maximize income       Franklin Advisers, Inc.
Income Securities                                             while maintaining prospects
Fund - Class 2                                                for capital appreciation.
                                                              The fund normally invests in
                                                              both equity and debt
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin                 N                  Y          Seeks long-term capital        Franklin Advisory Services,
Rising Dividends                                              appreciation, with             LLC
Securities                                                    preservation of capital as
Fund - Class 2                                                an important consideration.
                                                              The fund normally invests at
                                                              least 80% of its net assets
                                                              in investments of companies
                                                              that have paid rising
                                                              dividends.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin                 N                  Y          Seeks long-term capital        Franklin Advisers, Inc.
Small-Mid Cap Growth                                          growth. The fund normally
Securities                                                    invests at least 80% of its
Fund - Class 2                                                net assets in investments of
                                                              small capitalization and mid
                                                              capitalization companies.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Mutual Shares            N                  Y          Seeks capital appreciation,    Franklin Mutual Advisers,
Securities                                                    with income as a secondary     LLC
Fund - Class 2                                                goal. The fund normally
                                                              invests primarily in U.S.
                                                              and foreign equity
                                                              securities that the manager
                                                              believes are undervalued.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton                Y                  Y          Seeks high current income,     Franklin Advisers, Inc.
Global Bond                                                   consistent with preservation
Securities                                                    of capital, with capital
Fund - Class 2                                                appreciation as a secondary
                                                              consideration. The fund
                                                              normally invests at least
                                                              80% of its net assets in
                                                              bonds, which include debt
                                                              securities of any maturity,
                                                              such as bonds, notes, bills
                                                              and debentures.
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 24  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton                Y                  Y          Seeks long-term capital        Templeton Global Advisors
Growth Securities                                             growth. The fund normally      Limited
Fund - Class 2                                                invests primarily in equity
                                                              securities of companies
                                                              located anywhere in the
                                                              world, including those in
                                                              the U.S. and emerging
                                                              markets.
-------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT               Y                  Y          Seeks long-term capital        Goldman Sachs Asset
Mid Cap Value                                                 appreciation.                  Management, L.P.
Fund - Institutional
Shares
-------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT               Y                  Y          Seeks long-term growth of      Goldman Sachs Asset
Structured U.S.                                               capital.                       Management, L.P.
Equity
Fund - Institutional
Shares
-------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Global             Y                  Y          Seeks long-term growth of      Invesco Advisers, Inc.
Health Care Fund,                                             capital.
Series II Shares
-------------------------------------------------------------------------------------------------------------------------

Invesco V.I.                    Y                  Y          Seeks long-term growth of      Invesco Advisers, Inc.
International Growth                                          capital.
Fund, Series II
Shares
-------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Mid Cap            N                  Y          Seeks long-term growth of      Invesco Advisers, Inc.
Core Equity Fund,                                             capital.
Series II Shares
-------------------------------------------------------------------------------------------------------------------------

Invesco Van Kampen              Y                  Y          Seeks capital growth.          Invesco Advisers, Inc.
V.I. American
Franchise Fund,
Series II Shares
-------------------------------------------------------------------------------------------------------------------------

Invesco Van Kampen              Y                  Y          Seeks capital growth and       Invesco Advisers, Inc.
V.I. Comstock Fund,                                           income through investments
Series II Shares                                              in equity securities,
                                                              including common stocks,
                                                              preferred stocks and
                                                              securities convertible into
                                                              common and preferred stocks.
-------------------------------------------------------------------------------------------------------------------------

Invesco Van Kampen              Y                  Y          Seeks capital growth.          Invesco Advisers, Inc.
V.I. Mid Cap Growth
Fund, Series II
Shares
-------------------------------------------------------------------------------------------------------------------------

Invesco Van Kampen              N                  Y          Seeks long-term growth of      Invesco Advisers, Inc.
V.I. Value                                                    capital.
Opportunities Fund,
Series II Shares
(previously Invesco
V.I. - Basic Value
Fund, Series II
Shares)
-------------------------------------------------------------------------------------------------------------------------

Janus Aspen Series              Y                  Y          Seeks long-term growth of      Janus Capital Management LLC
Janus Portfolio:                                              capital.
Service Shares
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  25

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Legg Mason                      Y                  Y          Seeks long-term growth of      Legg Mason Partners Fund
ClearBridge Variable                                          capital.                       Advisor, LLC, adviser;
Small Cap Growth                                                                             ClearBridge Advisors, LLC,
Portfolio - Class I                                                                          sub-adviser.
-------------------------------------------------------------------------------------------------------------------------

MFS(R) Investors                N                  Y          Seeks capital appreciation.    MFS(R) Investment Management
Growth Stock
Series - Service
Class
-------------------------------------------------------------------------------------------------------------------------

MFS(R) New Discovery            N                  Y          Seeks capital appreciation.    MFS(R) Investment Management
Series - Service
Class
-------------------------------------------------------------------------------------------------------------------------

MFS(R) Total Return             Y                  Y          Seeks total return.            MFS(R) Investment Management
Series - Service
Class
-------------------------------------------------------------------------------------------------------------------------

MFS(R) Utilities                Y                  Y          Seeks total return.            MFS(R) Investment Management
Series - Service
Class
-------------------------------------------------------------------------------------------------------------------------

Morgan Stanley UIF              Y                  Y          Seeks to provide current       Morgan Stanley Investment
Global Real Estate                                            income and capital             Management Inc., adviser;
Portfolio, Class II                                           appreciation.                  Morgan Stanley Investment
Shares                                                                                       Management Limited and
                                                                                             Morgan Stanley Investment
                                                                                             Management Company,
                                                                                             subadvisers.
-------------------------------------------------------------------------------------------------------------------------

Morgan Stanley UIF              Y                  Y          Seeks long-term capital        Morgan Stanley Investment
Mid Cap Growth                                                growth by investing            Management Inc.
Portfolio, Class II                                           primarily in common stocks
Shares                                                        and other equity securities.
-------------------------------------------------------------------------------------------------------------------------

Morgan Stanley UIF              N                  Y          Seeks to provide above         Morgan Stanley Investment
U.S. Real Estate                                              average current income and     Management Inc.
Portfolio, Class II                                           long-term capital
Shares                                                        appreciation by investing
                                                              primarily in equity
                                                              securities of companies in
                                                              the U.S. real estate
                                                              industry, including real
                                                              estate investment trusts.
-------------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital             Y                  Y          Seeks capital appreciation     OppenheimerFunds, Inc.
Appreciation                                                  by investing in securities
Fund/VA, Service                                              of well-known, established
Shares                                                        companies.
-------------------------------------------------------------------------------------------------------------------------

Oppenheimer Global              Y                  Y          Seeks long-term capital        OppenheimerFunds, Inc.
Securities Fund/VA,                                           appreciation by investing a
Service Shares                                                substantial portion of its
                                                              assets in securities of
                                                              foreign issuers, "growth-
                                                              type" companies, cyclical
                                                              industries and special
                                                              situations that are
                                                              considered to have
                                                              appreciation possibilities.
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 26  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global              Y                  Y          Seeks a high level of          OppenheimerFunds, Inc.
Strategic Income                                              current income principally
Fund/VA, Service                                              derived from interest on
Shares                                                        debt securities.
-------------------------------------------------------------------------------------------------------------------------

Oppenheimer Main                Y                  Y          Seeks capital appreciation.    OppenheimerFunds, Inc.
Street Small- & Mid-
Cap Fund(R)/VA,
Service Shares
-------------------------------------------------------------------------------------------------------------------------

PIMCO VIT All Asset             Y                  Y          Seeks maximum real return      Pacific Investment
Portfolio, Advisor                                            consistent with preservation   Management Company LLC
Share Class                                                   of real capital and prudent    (PIMCO)
                                                              investment management.
-------------------------------------------------------------------------------------------------------------------------

Putnam VT Global                N                  Y          Seeks capital appreciation.    Putnam Investment
Health Care                                                                                  Management, LLC, adviser;
Fund - Class IB                                                                              Putnam Advisory Company,
Shares                                                                                       LLC, sub-adviser.
-------------------------------------------------------------------------------------------------------------------------

Putnam VT                       N                  Y          Seeks capital appreciation.    Putnam Investment
International Equity                                                                         Management, LLC, adviser;
Fund - Class IB                                                                              Putnam Advisory Company,
Shares                                                                                       LLC, sub-adviser.
-------------------------------------------------------------------------------------------------------------------------

Putnam VT Multi-Cap             N                  Y          Seeks long-term capital        Putnam Investment
Growth Fund - Class                                           appreciation.                  Management, LLC
IB Shares
-------------------------------------------------------------------------------------------------------------------------

Putnam VT Small Cap             N                  Y          Seeks capital appreciation.    Putnam Investment
Value Fund - Class                                                                           Management, LLC
IB Shares
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Aggress-                                          return that is consistent      Investment Advisers, LLC
ive Portfolio (Class                                          with an aggressive level of
2)                                                            risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in
                                                              underlying funds that invest
                                                              in equity securities and
                                                              also invests a small amount
                                                              in underlying funds that
                                                              invest in fixed income
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  27

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Aggress-                                          return that is consistent      Investment Advisers, LLC
ive Portfolio (Class                                          with an aggressive level of
4)                                                            risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in
                                                              underlying funds that invest
                                                              in equity securities and
                                                              also invests a small amount
                                                              in underlying funds that
                                                              invest in fixed income
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Conserv-                                          return that is consistent      Investment Advisers, LLC
ative Portfolio                                               with a conservative level of
(Class 2)                                                     risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in
                                                              underlying funds that invest
                                                              in fixed income securities.
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Conserv-                                          return that is consistent      Investment Advisers, LLC
ative Portfolio                                               with a conservative level of
(Class 4)                                                     risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in
                                                              underlying funds that invest
                                                              in fixed income securities.
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  Y          Seeks long-term capital        Columbia Management
Portfolio - Davis                                             growth.                        Investment Advisers, LLC,
New York Venture                                                                             adviser; Davis Selected
Fund (Class 3)                                                                               Advisers, L.P., subadviser.
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  Y          Seeks long-term growth of      Columbia Management
Portfolio - Goldman                                           capital.                       Investment Advisers, LLC,
Sachs Mid Cap Value                                                                          adviser; Goldman Sachs Asset
Fund (Class 3)                                                                               Management, L.P.,
                                                                                             subadviser.
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 28  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Moderate                                          return that is consistent      Investment Advisers, LLC
Portfolio (Class 2)                                           with a moderate level of
                                                              risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in a
                                                              balance of underlying funds
                                                              that invest in fixed income
                                                              securities and underlying
                                                              funds that invest in equity
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Moderate                                          return that is consistent      Investment Advisers, LLC
Portfolio (Class 4)                                           with a moderate level of
                                                              risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in a
                                                              balance of underlying funds
                                                              that invest in fixed income
                                                              securities and underlying
                                                              funds that invest in equity
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Moderat-                                          return that is consistent      Investment Advisers, LLC
ely Aggressive                                                with a moderately aggressive
Portfolio (Class 2)                                           level of risk. This is a
                                                              "fund of funds" and seeks to
                                                              achieve its objective by
                                                              investing in a combination
                                                              of underlying funds. The
                                                              fund invests primarily in
                                                              underlying funds that invest
                                                              in equity securities and
                                                              also invests a moderate
                                                              amount in underlying funds
                                                              that invest in fixed income
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  29

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Moderat-                                          return that is consistent      Investment Advisers, LLC
ely Aggressive                                                with a moderately aggressive
Portfolio (Class 4)                                           level of risk. This is a
                                                              "fund of funds" and seeks to
                                                              achieve its objective by
                                                              investing in a combination
                                                              of underlying funds. The
                                                              fund invests primarily in
                                                              underlying funds that invest
                                                              in equity securities and
                                                              also invests a moderate
                                                              amount in underlying funds
                                                              that invest in fixed income
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Moderat-                                          return that is consistent      Investment Advisers, LLC
ely Conservative                                              with a moderately
Portfolio (Class 2)                                           conservative level of risk.
                                                              This is a "fund of funds"
                                                              and seeks to achieve its
                                                              objective by investing in a
                                                              combination of underlying
                                                              funds. The fund invests
                                                              primarily in underlying
                                                              funds that invest in fixed
                                                              income securities and also
                                                              invests a moderate amount in
                                                              underlying funds that invest
                                                              in equity securities.
-------------------------------------------------------------------------------------------------------------------------

Variable                        Y                  N          Seeks high level of total      Columbia Management
Portfolio - Moderat-                                          return that is consistent      Investment Advisers, LLC
ely Conservative                                              with a moderately
Portfolio (Class 4)                                           conservative level of risk.
                                                              This is a "fund of funds"
                                                              and seeks to achieve its
                                                              objective by investing in a
                                                              combination of underlying
                                                              funds. The fund invests
                                                              primarily in underlying
                                                              funds that invest in fixed
                                                              income securities and also
                                                              invests a moderate amount in
                                                              underlying funds that invest
                                                              in equity securities.
-------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 30  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Variable                        Y                  Y          Seeks long-term capital        Columbia Management
Portfolio - Partners                                          appreciation.                  Investment Advisers, LLC,
Small Cap Value Fund                                                                         adviser; Barrow, Hanley,
(Class 3)                                                                                    Mewhinney & Strauss, Inc.,
                                                                                             Denver Investment Advisors
                                                                                             LLC, Donald Smith & Co.,
                                                                                             Inc., River Road Asset
                                                                                             Management, LLC and Turner
                                                                                             Investment Partners, Inc.,
                                                                                             subadvisers.
-------------------------------------------------------------------------------------------------------------------------

Wanger International            Y                  Y          Seeks long-term capital        Columbia Wanger Asset
                                                              appreciation.                  Management, LLC
-------------------------------------------------------------------------------------------------------------------------

Wanger USA                      Y                  Y          Seeks long-term capital        Columbia Wanger Asset
                                                              appreciation.                  Management, LLC
-------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  31

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts in some states.

Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time vary by state. The required minimum investment in each GPA is $1,000. (Exception: if a PN program model portfolio includes one or more GPAs, the required minimum investment does not apply.) These accounts are not offered after the annuitization start date.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts, the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any

--------------------------------------------------------------------------------
 32 RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS instructions by the end of your guarantee period, our current practice is to automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), if available. If the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) is not available, we will transfer the value to the money market or cash management variable subaccount we designate.

We guarantee the contract value allocated to the GPAs, including the interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including surrenders under the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

For the Current Contract, the 30-day rule does not apply and no MVA will apply to:

- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;

- amounts transferred automatically under the PN program; and

- amounts deducted for fees and charges.

Amounts we pay as death claims will not be reduced by any MVA.

For the Original Contract, the 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;

- automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;

- amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;

- amounts deducted for fees and charges; or

- amounts we pay as death claims.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the early surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACT APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

Amounts allocated to the fixed account become part of our general account. For the Current Contract, the fixed account includes the regular fixed account and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 33 should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

THE REGULAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Making the Most of Your
Contract -- Transfer policies").

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts or PN program investment option you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer. (Exception: if a PN program is in effect, and the PN program investment option you selected, if applicable, includes the regular fixed account or any GPA, amounts will be transferred from the Special DCA fixed account to the regular fixed account or GPA according to the allocation percentage established for the PN program investment option you have selected.)

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:

- for the Special DCA fixed account and the regular fixed account; and

- for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the Special DCA fixed account for a six month term;

- the Special DCA fixed account for a twelve month term;

- the PN program investment option in effect;

- if no PN program investment option is in effect, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular account and the GPAs.


--------------------------------------------------------------------------------
 34  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

If you participate in a PN program, and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.

You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)

ONE-YEAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account if part of your contract. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.

The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  35

- for amounts in the DCA fixed account that are transferred to the one-year fixed account;

- for amounts in the DCA fixed account that are transferred to the GPAs;

- for amounts in the DCA fixed account that are transferred to the subaccounts.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the PN program investment option in effect;

- if no PN program investment option is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the PN program investment option then in effect;

- if no PN program investment option is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger. (The age limit may be younger for qualified annuities in some states.)


--------------------------------------------------------------------------------
 36  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

When you apply, you may select (if available in your state):

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

- GPAs, the regular fixed account, the Special DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary; and

- one of the following optional death benefits:

  - MAV Death Benefit;

  - 5% Accumulation Death Benefit; or

  - Enhanced Death Benefit.

- one of the following additional optional death benefits:

  - Benefit Protector Death Benefit rider(2); or

  - Benefit Protector Plus Death Benefit rider(2).

In addition, if available in your state, you may also select one of the following optional living benefits (both require the use of the PN program):

- SecureSource Stages 2 rider; or

- SecureSource Stages rider.

The Current Contract provides for allocation of purchase payments to the GPAs, the regular fixed account, the Special DCA fixed account and/or the subaccounts of the variable account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular fixed account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

- GPAs, the one-year fixed account if part of your contract, the DCA fixed account if part of your contract and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional PN program(1); and

- one of the following optional death benefits:

  - MAV Death Benefit;

  - 5% Accumulation Death Benefit; or

  - Enhanced Death Benefit.

- one of the following additional optional death benefits:

  - Benefit Protector Death Benefit rider(2); or

  - Benefit Protector Plus Death Benefit rider(2).

In addition, if available in your state, you could have also selected one of the following optional living benefits (all require the use of the PN program):

- SecureSource 20 riders;

- SecureSource riders;

- Accumulation Protector Benefit rider;

- Income Assurer Benefit -- MAV rider;

- Income Assurer Benefit -- 5% Accumulation Benefit Base rider; or

- Income Assurer Benefit -- greater of MAV or 5% Accumulation Benefit Base rider.

(1) There is no additional charge for this feature.
(2) Not available with 5% Accumulation or Enhanced Death Benefit.

The Original Contract provides for allocation of purchase payments to the GPAs, the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract) and/or to the subaccounts of the variable account in even 1%

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 37 increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

FOR BOTH THE CURRENT CONTRACT AND THE ORIGINAL CONTRACT:

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $25,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.

THE ANNUITIZATION START DATE
CURRENT CONTRACT:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

- no earlier than the 30th day after the contract's effective date; and no later than

- the owner's 95th birthday or the tenth contract anniversary, if later,

- or such other date as agreed to by us.

Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

If you do not make an election, annuity payouts using the contract's default option of annuity payout Plan B - Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made. Some distributors require annuitization by age 95. In that case, the option to continue to defer the annuitization start date after age 95 is not available.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

Please see "SecureSource Stages 2 -- Other Provisions" section regarding options under this rider at the annuitization start date.

ORIGINAL CONTRACT:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments and you will receive the first payment on the annuitization start date. The first annuity payment will be made as provided by the annuity payment plan you select. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

- the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1),


--------------------------------------------------------------------------------
 38  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- or such other date as agreed upon by us.

Prior to your annuitization start date, we will contact you with your options. If you do not make an election, your annuitization start date will be deferred.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the annuitization start date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select an annuitization start date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial surrenders from this contract, annuity payouts can start:

- As late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

- Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, will delay the annuitization start date for these contracts.

(1) Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the annuitization start date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select one of the SecureSource series - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.

MINIMUM INITIAL PURCHASE PAYMENT
  $25,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS (WITHOUT CORPORATE OFFICE APPROVAL)

  - CURRENT CONTRACT:
    (applications signed on or after Nov. 30, 2009, subject to state availability)

  MAXIMUM TOTAL PURCHASE PAYMENTS* BASED ON YOUR AGE ON THE EFFECTIVE DATE OF THE PAYMENT:

For the first year and
  total:
through age 85             $1,000,000
age 86 or older            $0

For each subsequent year:
through age 85             $100,000
age 86 or older            $0


  - ORIGINAL CONTRACT:
    (applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

  MAXIMUM TOTAL PURCHASE PAYMENTS*
     $1,000,000


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  39

Additional purchase payment restrictions for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders

Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.

For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum annual contribution permitted by the Code for qualified annuities.

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments,

Additional purchase payment restrictions for the SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders


Effective Feb. 27, 2012, no additional purchase payments are allowed for contracts with SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders subject to certain exceptions listed below.



Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:



a. Current tax year contributions for TSAs and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the IRS.



b. Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs and SEP plans.



We reserve the right to change these current rules any time, subject to state restrictions.



The riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under "Optional Living
Benefits -- SecureSource Stages 2 Riders, SecureSource Stages Riders and SecureSource 20 Riders.")


Additional purchase payment restrictions for the Accumulation Protector Benefit rider

Additional purchase payments are prohibited during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.

* These limits apply in total to all RiverSource Life annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


--------------------------------------------------------------------------------
 40  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS
You will receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to your investment allocations in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:

CURRENT CONTRACT:


IF CUMULATIVE NET PAYMENTS*
MADE DURING THE LIFE OF                               THEN THE PURCHASE PAYMENT
THE CONTRACT EQUALS . . .                                       CREDIT PERCENTAGE EQUALS . . .

less than $250,000                                                             4%

$250,000 and over                                                              5%


ORIGINAL CONTRACT:


IF CUMULATIVE NET PAYMENTS*
MADE DURING THE LIFE OF                               THEN THE PURCHASE PAYMENT
THE CONTRACT EQUALS . . .                                       CREDIT PERCENTAGE EQUALS . . .

less than $100,000                                                             4%

$100,000 to less than $250,000                                                 5

$250,000 and over                                                              6


* Cumulative net purchase payments are total purchase payments less the total amount of partial surrenders.

For the Current Contract, if in the first year you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total surrenders). For the Original Contract, if you make any additional payments in any year that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total surrenders). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit, annuitization or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit payment under this contract; or (2) the annuitization start date (for contracts with applications signed on or after May 1, 2006, and if available in your state); or (3) a request for surrender charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your surrender value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer surrender charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  41

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge that applies to the fixed account. For the Current Contract, we reserve the right to increase this charge after the first contract anniversary to a maximum of $50.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.

If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit for the Current Contract).

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

These fees are based on the death benefit guarantee in effect and the contract year you are in.


                                                                              MORTALITY AND
UNTIL THE 9TH CONTRACT ANNIVERSARY                                          EXPENSE RISK FEE

CV Death Benefit*                                                                 1.60%

ROPP Death Benefit                                                                1.60

MAV Death Benefit                                                                 1.85

5% Accumulation Death Benefit                                                     2.00

Enhanced Death Benefit                                                            2.05




                                                                              MORTALITY AND
THE 9TH CONTRACT ANNIVERSARY AND AFTER                                      EXPENSE RISK FEE

CV Death Benefit*                                                                 1.30%

ROPP Death Benefit                                                                1.30

MAV Death Benefit                                                                 1.55

5% Accumulation Death Benefit                                                     1.70

Enhanced Death Benefit                                                            1.75


* CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.


--------------------------------------------------------------------------------
 42  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

These fees are based on the death benefit guarantee that applies to your contract.


                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

ROP Death Benefit                                                                 1.60%

MAV Death Benefit                                                                 1.80

5% Accumulation Death Benefit                                                     1.95

Enhanced Death Benefit                                                            2.00


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract value before the annuitization start date, we may deduct a surrender charge. As described below, a surrender charge applies to each purchase payment you make. The surrender charge lasts for 9 years from the date of each purchase payment. (See "Expense Summary.")

You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:


CURRENT CONTRACT WITHOUT SECURESOURCE STAGES RIDER

The FA is the greater of:

- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or

- current contract earnings.

During the first contract year, the FA is the greater of:

- 10% of all purchase payments and purchase payment credits applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

- current contract earnings.


ORIGINAL CONTRACT WITHOUT SECURESOURCE 20 RIDER, SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR GUARANTOR WITHDRAWAL BENEFIT RIDER

The FA is the greater of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or

- current contract earnings.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  43

CURRENT CONTRACT WITH SECURESOURCE STAGES RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the Remaining Annual Lifetime Payment (this amount will be zero during the waiting period).

During the first contract year, the FA is the greatest of:

- 10% of all purchase payments and purchase payment credits applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

- current contract earnings.


ORIGINAL CONTRACT WITH SECURESOURCE 20 RIDER, SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment (for the SecureSource 20 rider, Remaining Benefit Payment and the Remaining Annual Lifetime Payment are zero during the waiting period).


ORIGINAL CONTRACT WITH GUARANTOR WITHDRAWAL BENEFIT RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.

A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:

1. First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.

2. Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.

3. Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see "Expense Summary"), and then adding the total surrender charges.

For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.

EXAMPLE: Each time you make a purchase payment under the contract, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (THE SURRENDER CHARGE PERCENTAGES FOR THE 9-YEAR SURRENDER CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY".) For example, during the first two years after a purchase payment is made, the surrender charge percentage attached to that payment is 8%. At the beginning of the tenth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.

For an example, see Appendix B.


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 44  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF SURRENDER CHARGES
We do not assess surrender charges for:

- surrenders each year that represent the total free amount for that year;

- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. (Please note that, if you are buying a new contract with inherited IRA money, we will not waive surrender charges for a five-year distribution and, therefore, if that option is selected, you should choose a surrender charge period that is no longer than the time remaining in the five-year period.);

- amounts applied to an annuity payment plan* (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge.)

- surrenders made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions). For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")

CURRENT CONTRACT:

CONTINGENT EVENTS
- Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.

- Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

ORIGINAL CONTRACT:

CONTINGENT EVENTS
- Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.

- Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

BOTH CONTRACTS:
SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  45

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax on the annuitization start date, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.

OPTIONAL LIVING BENEFIT CHARGES

SECURESOURCE STAGES 2 RIDER CHARGE
We deduct an annual charge for this optional feature only if you select it as follows:

- SecureSource Stages 2 -- Single Life rider, 0.95%

- SecureSource Stages 2 -- Joint Life rider, 1.15%

The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource Stages 2 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently the SecureSource Stages 2 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages 2 -- Single Life rider fee will not exceed a maximum of 1.75%. The SecureSource Stages 2 -- Joint Life rider fee will not exceed a maximum of 2.25%.

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

       (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

       (ii) any ability to make additional purchase payments,

       (iii) any future rider credits, and the credit base (CB) will be permanently reset to zero,

       (iv) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

       (v) the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.

  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2. Your annual rider fee may increase if you elect to change to a more aggressive investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.

If your rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The fee does not apply after the annuitization start date.


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 46  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

SECURESOURCE STAGES RIDER FEE
We deduct a charge for this optional feature only if you select it as follows:

- SecureSource Stages - Single Life rider, 1.10%

- SecureSource Stages - Joint Life rider, 1.35%

The fee is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource Stages rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently the SecureSource Stages rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program model portfolio or investment option. The SecureSource Stages - Single Life rider fee will not exceed a maximum of 2.00%. The SecureSource Stages - Joint Life rider fee will not exceed a maximum of 2.50%.

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups, any ability to make additional purchase payments,

      (ii) any future rider credits, and the credit base (CB) will be permanently reset to zero,

      (iii) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

      (iv) the ability to change your PN program model portfolio or investment option to one that is more aggressive than your current model portfolio. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program investment options.

  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher that your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2. Your annual rider fee may increase if you elect to change to a more aggressive PN program model portfolio or investment option than your current PN program investment option and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program model portfolios or investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive model. Also, this type of fee increase does not allow you to terminate the rider.

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  47

SECURESOURCE RIDER FEE
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

- SecureSource - Single Life rider, 1.10%(1);

- SecureSource - Joint Life rider, 1.40%(1).

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource - Single Life rider charge will not exceed a maximum charge of 2.00%(2). The SecureSource - Joint Life rider fee will not exceed a maximum fee of 2.50%(2).

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuitization start date.

(1) For contract applications signed on or after June 1, 2008, but prior to Jan. 26, 2009, the current fee is 0.75% for Single Life rider and 0.95% for Joint Life rider. For contract applications signed prior to June 1, 2008, the current fee is 0.65% for Single Life rider and 0.85% for Joint Life rider.
(2) For contract applications signed prior to Jan. 26, 2009, the maximum fee is 1.50% for Single Life rider and 1.75% for Joint Life rider.

SECURESOURCE 20 RIDER FEE
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

- SecureSource 20 - Single Life rider, 1.25%;

- SecureSource 20 - Joint Life rider, 1.55%.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource 20 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource 20 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource 20 - Single Life rider fee will not exceed a maximum charge of 2.00%. The SecureSource 20 - Joint Life rider fee will not exceed a maximum charge of 2.50%.


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 48  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

      (ii)  any ability to make additional purchase payments,

      (iii) any pending increase to the ALP due to the 20% credit on the later of the third rider anniversary or the date the ALP is established, and

      (iv) the ability to change your PN program investment option to one that is more aggressive than your current one. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program model portfolios or investment options.

  (B) You can terminate this rider if your annual rider fee increase after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2. Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment options and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program model portfolios or investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive PN program investment option. Also, this type of fee increase does not allow you to terminate the rider.

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

ACCUMULATION PROTECTOR BENEFIT RIDER FEE
We deduct an annual charge of 0.80%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. We prorate the charge among the GPAs, the one-year fixed account and the subaccounts. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you change your PN program investment option after we have exercised our rights to increase the rider fee; or vary the rider fee for each PN program investment option.

If you choose the elective step up, the elective spousal continuation step up or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 49 anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

(1) For contract applications signed prior to Jan. 26, 2009, the current charge is 0.55%. For contract applications signed between Jan. 26, 2009 and June 1, 2009, the current fee is 0.80%.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)
We deduct an annual charge of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, or the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The Guarantor Withdrawal Benefit for Life rider fee will not exceed a maximum fee of 1.50%.

We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

(1) See disclosure in Appendix Appendix I.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)
THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B UNLESS OTHERWISE NOTED.

We deduct an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Guarantor Withdrawal Benefit rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider fee; or


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 50  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

(b) you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the annual or spousal continuation elective step up or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

(1) See disclosure in Appendix J.

INCOME ASSURER BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:


                                                              MAXIMUM              CURRENT
Income Assurer Benefit - MAV                                    1.50%                0.30%(1)

Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)

Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit fee after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix K.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year. For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

We cannot increase this annual charge after the rider effective date.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each

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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  51
account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year.

For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

We cannot increase this annual charge after the rider effective date.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders;

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- Current Contract: the sum of your purchase payments and any purchase payment credits allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);

- Original Contract: the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account (if included) and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs);

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders;

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.


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 52  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender; transfer amounts out of a subaccount; or we assess a contract administrative charge, a surrender charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial surrenders;

- surrender charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders;

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  53

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MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. For the Current Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. The Current Contract does not allow an interest sweep strategy.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the "Special DCA Fixed Account", "DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing

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 54  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under the PN program (see "Portfolio Navigator Program" below and "Appendix H -- Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006").

As long as you are not participating in a PN program, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see "Special DCA Fixed Account" and "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)
Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds' investment objective ("Portfolio Navigator funds"). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a "static" PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see "The static model portfolios" below.

You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

THE PORTFOLIO NAVIGATOR FUNDS. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. The funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management Investment Advisers is the investment adviser of each of the funds of funds, and Columbia Management Investment Advisers or an affiliate is the investment adviser of each of the underlying funds in which the funds of funds invest. Morningstar Associates, LLC serves as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds. Neither Columbia Management Investment Advisers nor Morningstar Associates, LLC serves as your investment adviser as to the allocation of your contract value under the PN program (regardless of whether you have selected a PN program investment option or have chosen to remain in a static model portfolio). Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management Investment Advisers and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the fund's board of trustees.

Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:

1. Variable Portfolio - Aggressive Portfolio: 80% Equity / 20% Fixed Income

2. Variable Portfolio - Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income

3. Variable Portfolio - Moderate Portfolio: 50% Equity / 50% Fixed Income

4. Variable Portfolio - Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income

5. Variable Portfolio - Conservative Portfolio: 20% Equity / 80% Fixed Income

FUND OF FUNDS CONFLICTS OF INTEREST. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information

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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  55
about the conflicts of interest to which Columbia Management Investment Advisers and its affiliates are subject, see the funds of funds prospectus.

THE STATIC MODEL PORTFOLIOS. If you have chosen to remain invested in a "static" PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the fund of funds investment options. If you begin taking income from your contract and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the fund of funds that corresponds to that model portfolio.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.

Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management Investment Advisers or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.

PARTICIPATING IN THE PN PROGRAM. You are responsible for determining which investment option is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your selection of a specific investment option or your decision to change to a different investment option.

Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), ranging from conservative to aggressive. You may not use more than one investment option at a time.

If you initially allocate qualifying purchase payments to the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), when available (see "The Special DCA Fixed Account" and "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), into the investment option or model portfolio you have chosen.
You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see "Market Timing"). If your contract includes the GWB for Life rider or SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.
We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of investment options based on the amount of your initial purchase payment;

- cancel required participation in the program after 30 days written notice;


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 56  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

- discontinue the PN program after 30 days written notice.
RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a fund of funds, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a Portfolio Navigator funds of funds, see funds of funds prospectus.
LIVING BENEFITS REQUIRING PARTICIPATION IN THE PN PROGRAM;

- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

- SECURESOURCE SERIES OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDERS : The SecureSource series or the Guarantor Withdrawal Benefit for Life riders require that your contract value be invested in one of the PN program investment options for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE SERIES OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

- GUARANTOR WITHDRAWAL BENEFIT RIDER: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

- INCOME ASSURER BENEFIT RIDER: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while the PN program is in effect.

For the Current Contract, you may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs, the regular fixed account and the one-year fixed account. You may not transfer contract value to the Special DCA fixed account or the DCA fixed account. You may not transfer contract value from the Special DCA fixed account or the DCA fixed account except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  57

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
CURRENT CONTRACT:
- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.


- You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. You may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program model portfolio or investment option in effect. (See "Special DCA Fixed Account.")

- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.

(1) All purchase payments and purchase payment credits received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.

ORIGINAL CONTRACT:
- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account if part of your contract, at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.


- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain

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 58  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
  or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and DCA fixed account.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  59

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


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 60  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT:

MINIMUM AMOUNT
Transfers or surrenders: $250 or entire subaccount balance**

ORIGINAL CONTRACT:

MINIMUM AMOUNT
Transfers or surrenders:  $500 or entire account balance

ALL CONTRACTS

MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

   * Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
  ** The contract value after a partial surrender must be at least $500.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your investment professional can help you set up automated transfers among your subaccounts, regular fixed account (Current Contract), the one-year fixed account (Original Contract) or GPAs or automated partial surrenders from the GPAs, regular fixed account, one-year fixed account, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract) or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account (Original Contact only) to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Automated transfers from the regular fixed account (Current Contract only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (Current Contract) or DCA fixed account (Original Contract) (see "Special DCA Fixed Account", "Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Program").

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- If you have one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

MINIMUM AMOUNT

CURRENT CONTRACT:

Transfers or surrenders:  $50

ORIGINAL CONTRACT:

Transfers or surrenders:  $100 monthly
                          $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
1-800-333-3437


MINIMUM AMOUNT

CURRENT CONTRACT:

Transfers or surrenders:  $250 or entire contract balance

ORIGINAL CONTRACT:

Transfers or surrenders:  $500 or entire account balance


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  61

MAXIMUM AMOUNT

CURRENT CONTRACT:

Transfers:                Contract value or entire account balance
Surrenders:                $100,000

ORIGINAL CONTRACT:

Transfers:                Contract value or entire account balance
Surrenders:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.

SURRENDERS


You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges or any applicable optional rider charges (see "Charges"), federal income taxes and penalties. State and local income taxes may also apply (see "Taxes"). You cannot make surrenders after the annuitization start date except under Variable Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider may be reduced (see "Optional Benefits"). The first partial surrender request during the first contract year, for the SecureSource Stages 2 rider and any partial surrender request that reverses previous step-ups during the 3-year waiting period or exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement. This form shows the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
CURRENT CONTRACT:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.

ORIGINAL CONTRACT:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1)

After executing a partial surrender, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1) If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.


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 62  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING THE ANNUITANT

For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a

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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  63
contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

For the Original Contract, annuitant changes are not allowed.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If you have an Income Assurer Benefit rider and/or the Benefit Protector Plus rider, the riders will terminate upon transfer of ownership of the annuity contract.

For the Original Contract, our current administrative practice is that if you have the Benefit Protector rider, the owner can choose to terminate the Benefit Protector rider during the 30-day window following the effective date of the ownership change.

For the Current Contract, if you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see "Optional Death
Benefits - Benefit Protector Death Benefit Rider").

For the Current Contract, the death benefit may change due to a change of ownership. If any owner is older than age 85 immediately following the ownership change, the MAV Death Benefit, 5% Accumulation Death Benefit and EDB will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If any owner is older than age 79 but all owners are younger than age 86, the MAV Death Benefit, the 5% Accumulation Death Benefit, and the EDB will terminate and the ROPP Death Benefit will apply. If all owners are age 79 or younger, the ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue. The ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see "Benefits in the Case of Death"). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see "Charges - Mortality and Expense Risk Fee").

The SecureSource series - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force, subject to state restrictions. For the SecureSource Stages 2 - Joint Life rider, if ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract and the values may be reset. For SecureSource rider and Guarantor Withdrawal Benefit for Life rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. For the Secure Source Stages 2 - Single Life riders, Secure Source 20 - Single Life and SecureSource Stages - Single Life riders, an ownership change that results in different covered person will terminate the rider, subject to state restrictions. (See "Optional Benefits.")


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 64  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)


We will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon your death if you die before the annuitization start date while this contract is in force. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the following optional death benefits at contract issue:


- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if you are age 79 or younger at contract issue, you can elect any one of the above optional death benefits. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.

Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see "Changing Ownership") or continuation of the contract by the spouse under the spousal continuation provision.

We show the death benefit that applies to your contract at issue on your contract's data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

We will base the benefit paid on the death benefit coverage in effect on the date of your death.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:


                                                                              PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROPP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV



  PS = the amount by which the contract value is reduced as a result of the partial surrender.

  DB = the applicable ROPP value or MAV on the date of (but prior to) the partial surrender

  CV = contract value on the date of (but prior to) the partial surrender.

COVERED LIFE CHANGE: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.

CONTRACT VALUE DEATH BENEFIT (CV DEATH BENEFIT): is the death benefit available if any owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the greater of:

  - the Full Surrender Value, or

  - the contract value after any rider charges have been deducted.

FULL SURRENDER VALUE: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:

- any surrender charge,

- pro rata rider charges,

- the contract charge,

- any purchase payment credits subject to reversal, and

plus:

- any positive or negative market value adjustment.


RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT

The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, and purchase payment credits, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:

1. the contract value after any rider charges have been deducted,


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  65

2. the ROPP Value, or

3. the Full Surrender Value.

ROPP VALUE: is the total purchase payments and any purchase payment credits on the contract issue date. Additional purchase payments and purchase payment credits will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will terminate and he or she will be eligible for the CV death benefit.

After a covered life change other than for the spouse who continues the contract, if the prior owner and current owners are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.

If the prior owner was not eligible for the ROPP but all current owners are eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.

IF AVAILABLE IN YOUR STATE AND YOU ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV; or

4. the Full Surrender Value as described above.

The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and any purchase payment credits and reduced by adjusted partial surrenders.

After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

After a covered life change other than for a spouse who continues the contract, if all owners are under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:

(a) the contract value after any rider charges have been deducted, or

(b) the MAV on that date, but prior to the reset.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV death benefit.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;


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2. the ROPP value as described above;

3. the 5% accumulation death benefit floor;

4. the Full Surrender Value as described above.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% ACCUMULATION DEATH BENEFIT FLOOR: is equal to the sum of:

1. the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and

2. the variable account floor.

PROTECTED ACCOUNT BASE (PAB) AND EXCLUDED ACCOUNT BASE (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.

  - PAB equals amounts representing purchase payments and any purchase payment credits, not previously surrendered or transferred, that are in the Protected Accounts.

  - EAB equals amounts representing purchase payments and any purchase payment credits, not previously surrendered or transferred, that are in the Excluded Accounts.

VARIABLE ACCOUNT FLOOR: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81st birthday or your death.

NET TRANSFER: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.

ESTABLISHMENT OF VARIABLE ACCOUNT FLOOR, PAB AND EAB
On the contract date, 1) variable account floor and PAB are established as your initial purchase payment plus any purchase payment credit allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment plus any purchase payment credit allocated to the Excluded Accounts.

ADJUSTMENTS TO VARIABLE ACCOUNT FLOOR, PAB AND EAB
Variable account floor, PAB and EAB are adjusted by the following:

1. When an additional purchase payment is made;

   (A) any payment and any purchase payment credit you allocate to the Protected Accounts are added to PAB and to variable account floor, and

   (B) any payment and any purchase payment credit you allocate to the excluded accounts are added to EAB.

2. When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.

   The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:

     A X B
     -----   where:
       C


   A = the amount the contract value in the Excluded Accounts is reduced by the net transfer

   B = EAB on the date of (but prior to) the transfer

   C = the contract value in the Excluded Accounts on the date of (but prior to) the transfer.

3. When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.

4. When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.

   The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:

     A X B
     -----   where:
       C




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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  67

   A = the amount the contract value in the Protected Accounts is reduced by the net transfer

   B = the applicable PAB or variable account floor on the date of (but prior to) the transfer

   C = the contract value in the Protected Accounts on the date of (but prior to) the transfer.

   The amount we subtract from PAB is added to EAB.

5. When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.

6. After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

7. After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change if all owners are eligible for the 5% Accumulation Death Benefit.

   Variable account floor and PAB are reset to the lesser of A or B where:

       A = the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and

       B = Variable account floor on that date (but prior to the reset).

   EAB is reset to the lesser of A or B where:

       A = the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and

       B = EAB on that date (but prior to the reset).

8. On a contract anniversary when variable account floor is greater than zero:

   (A) On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.

   (B) On each subsequent contract anniversary prior to the earlier of your 81st birthday or your death, we increase variable account floor by 5%, multiplied by the prior contract anniversary's variable account floor.

   (C) Any variable account floor increase on contract anniversaries does not increase PAB or EAB.

For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the 5% Accumulation Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV as described above;

4. the 5% accumulation death benefit floor as described above; or

5. the Full Surrender Value as described above.

If your spouse chooses to continue the contract under spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the Enhanced Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.

For an example of how each death benefit is calculated, see Appendix C.


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

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)

We will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the following optional death benefits at contract issue:

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.

HERE ARE SOME TERMS USED TO DESCRIBE THE DEATH BENEFITS:

                                                                             PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                CV



PS    =   the amount by which the contract value is reduced as a result of the partial surrender.
DB    =   the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV    =   contract value on the date of (but prior to) the partial surrender.



RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1. contract value; or

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders; or

3. the MAV on the date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  69

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders; or

3. the 5% variable account floor.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81 or after the earlier of your or the annuitant's death.

                                                                       PST X VAF
                                                                       ---------
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL SURRENDERS  =     SAV




PST   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial surrender or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial surrender.
SAV   =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer or partial surrender.



The amount of purchase payments and any purchase payment credits surrendered or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current surrender or transfer; and

(b) is the ratio of the amount of contract value transferred or surrendered from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current surrender or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been surrendered or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders;

3. the MAV on the date of death as described above; or

4. the 5% variable account floor as described above.


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For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
FOR THE CURRENT CONTRACT:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see "Optional Benefits" and "Benefits in the Case of Death"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

FOR THE ORIGINAL CONTRACT:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES
FOR THE CURRENT CONTRACT:
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as

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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  71
  if they were purchasing a new contract and the values may be reset (see "Optional Benefits", "Optional Death Benefits" and "Benefits in the Case of Death"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee"). If your spouse is the sole beneficiary and elects to treat the contract his/her own as an inherited IRA, the SecureSource Stages rider will terminate.

  If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA.

  If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for their share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.

  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum surrenders established based on the life expectancy of your beneficiary.

FOR THE ORIGINAL CONTRACT:
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.


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 72  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum surrenders established based on the life expectancy of your beneficiary.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL LIVING BENEFITS

SECURESOURCE STAGES 2 RIDERS

The SecureSource Stages 2 rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.

The SecureSource Stages 2 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract after the waiting period and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.

Your benefits under the rider can be reduced if any of the following occurs:

  - If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band as long as rider benefits are payable;

  - If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

  - If you take a withdrawal and later choose to allocate your contract value to a fund of funds that is more aggressive than the target fund;

  - If the contract value is 20% or more below purchase payments increased by any contract anniversary gains or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages 2 rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.

As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.


Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.


Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  73

AVAILABILITY

There are two optional SecureSource Stages 2 riders available under your contract:

  - SecureSource Stages 2 -- Single Life

  - SecureSource Stages 2 -- Joint Life

The information in this section applies to both SecureSource Stages 2 riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages 2 -- Single Life rider covers one person. The SecureSource Stages 2 -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages 2 -- Single Life rider or the SecureSource Stages 2 -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Stages 2 rider is an optional benefit that you may select for an additional annual charge if:

  - SINGLE LIFE: you are 85 or younger on the date the contract is issued; or

  - JOINT LIFE: you and your spouse are 85 or younger on the date the contract is issued.

The SecureSource Stages 2 riders are not available under an inherited qualified annuity.

The SecureSource Stages 2 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

  - SINGLE LIFE: death (see "At Death" heading below).

  - JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).

KEY TERMS

The key terms associated with the SecureSource Stages 2 rider are:

AGE BANDS: Each age band is associated with a two lifetime payment percentages. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year.

ANNUAL STEP-UP: an increase in the benefit base and/or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

EXCESS WITHDRAWAL: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.

EXCESS WITHDRAWAL PROCESSING: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment. Two percentages ("percentage A" and "percentage B") are used for each age band. The difference between percentage A and percentage B is referred to as the income bonus. Percentage B is referred to as the minimum lifetime payment percentage.

PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.


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 74  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

RIDER CREDIT: an amount that can be added to the benefit base on each of the first ten contract anniversaries based on a rider credit percentage of 8% for the first anniversary and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.

WAITING PERIOD: the period of time before you can take a withdrawal without limiting benefits under the rider. If you take any withdrawals during the waiting period, the lifetime benefit amount will be determined using percentage B, the minimum lifetime payment percentage, for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. The waiting period starts on the rider effective date and ends on the day prior to the first anniversary.

WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the lifetime payment percentage after the waiting period. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

IMPORTANT SECURESOURCE STAGES 2 RIDER CONSIDERATIONS

You should consider whether a SecureSource Stages 2 rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. Any withdrawals in the first 10 years will terminate any remaining rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider will be reduced.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must elect one of the investment options under the PN program. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase

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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  75
  and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:

   1. the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and

   2. the ALP and RALP, if available, will be recalculated. You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource Stages 2 rider may not be cancelled (except as provided under "Rider Termination" heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

Dissolution of marriage does not terminate the SecureSource Stages 2 -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages 2 -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource Stages 2 -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

  INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period the lifetime benefit amount will be determined using percentage B for as long as rider benefits are payable. While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.


- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse


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 76  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
  beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See
  "Taxes -- Other -- Spousal status."


LIFETIME BENEFIT DESCRIPTION

SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. After the waiting period and when the ALP is established, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.

If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50.

JOINT LIFE: The ALP is established on the earliest of the following dates:

- The rider effective date if the younger covered spouse has already reached age 50.

- The date the younger covered spouse's attained age equals age 50.

- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.

For ages:

- 50-58, percentage A is 4% and percentage B is 3%.

- 59-64, percentage A is 5% and percentage B is 4%.

- 65-79, percentage A is 6% and percentage B is 5%.

- 80 and older, percentage A is 7% and percentage B is 6%.

The age band for the lifetime payment percentage is determined at the following times:

- When the ALP is established: The age band used to calculate the initial ALP is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouse's attained age).

- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouse's subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouse's attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)

- Upon annual step-ups (see "Annual Step ups" below).


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  77

- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.

The following determines whether percentage A or percentage B is used for each applicable age band:

During the waiting period, percentage B will be used. If you take a withdrawal in the waiting period, percentage B will be used and the income bonus will not be available for as long as rider benefits are payable.

If no withdrawal is taken during the waiting period, after the waiting period a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below. Market volatility, a prolonged flat, low or down market, rider credits, and the deduction of charges all impact whether you are eligible for percentage A or percentage B. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:


     1 - (a/b) where:

  a = Contract value at the end of the prior valuation period

  b = WAB at the end of the prior valuation period

After the ALP is established and after the waiting period, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.

However, at the earliest of (1), (2) or (3) below Percentage A and Percentage B will be set and remain fixed as long as the benefit is payable:

- if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or

- when the contract value reduces to zero, or

- on the date of death (JOINT LIFE: remaining covered spouse's date of death) when a death benefit is payable.

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.

DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values (benefit base (BB), credit base (CB) and withdrawal adjustment base (WAB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:

- On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.

- When an additional purchase payment is made: If the WAB and CB are greater than zero, the WAB and CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.

- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.

When a withdrawal is taken:

  (a) If the first withdrawal is taken during the waiting period, the WAB will be permanently reset to zero. If the first withdrawal is taken after the waiting period, the WAB will be reduced by the "adjustment for withdrawal," as defined below.

  (b) If the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.

  (c) If the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the "adjustment for withdrawal," and the PBG will be reduced by the greater of the amount of the withdrawal or the "adjustment for withdrawal," but it will not be less than zero.


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 78  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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  (d) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

The PBG will be reset to the lesser of:

  (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

  (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

a X b      where:
-----
  c


       a = the amount of the withdrawal minus the RALP

       b = the PBG minus the RALP on the date of (but prior to) the withdrawal

       c = the contract value on the date of (but prior to) the withdrawal minus the RALP

The BB will be reduced by an amount as calculated below:

d X e      where:
-----
  f


       d = the amount of the withdrawal minus the RALP

       e = the BB on the date of (but prior to) the withdrawal

       f = the contract value on the date of (but prior to) the withdrawal minus the RALP.

ADJUSTMENT FOR WITHDRAWAL DEFINITION: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the "adjustment for withdrawal." The "adjustment for withdrawal" is calculated as follows:

g X h      where:
-----
  i


       G = the amount the contract value is reduced by the withdrawal

       H = the WAB, BB or PBG (as applicable) on the date of (but prior to) the withdrawal

       I = the contract value on the date of (but prior to) the withdrawal.

RIDER ANNIVERSARY PROCESSING: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

- THE WAB ON RIDER ANNIVERSARIES: Unless the WAB is permanently reset to zero or you decline any rider fee increase, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater.

- RIDER CREDITS: If you did not take any withdrawals and you did not decline any rider fee increase, rider credits are available for the first ten contract anniversaries. On the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit dates the BB and WAB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.

- ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any rider fee increase, future annual step-ups will no longer be available.

  The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  79

OTHER PROVISIONS

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

  - The annual lifetime payment is established;

  - The RMD is for your contract alone;

  - The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

  - The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. If any withdrawal is taken in the waiting period, including RMDs, Percentage B for the applicable age band will be used as long as rider benefits are payable. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages 2 -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages 2 -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

Unless you decline a rider fee increase, at the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The WAB, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR SURRENDER: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

In either case above:

  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

  - We will no longer accept additional purchase payments.

  - No more charges will be collected for the rider.

  - The current ALP is fixed for as long as payments are made.

  - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

  - The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.

- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.


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 80  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

AT DEATH:

SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

  - elect to take the death benefit under the terms of the contract, or

  - elect to take the principal back guarantee available under this rider, or

  - continue the contract and the SecureSource Stages 2 -- Joint Life rider under the spousal continuation option.

For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

  1. If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.

  2. If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.

In either of the above cases:

  - After the date of death, there will be no additional rider credits or annual step-ups.

  - The lifetime payment percentage used will be set as of the date of death.

  - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

  3. On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

  4. If the PBG equals zero, the benefit terminates. No further payments are made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

ASSIGNMENT: If allowed by state law, an assignment is subject to our approval.

ANNUITY PROVISIONS: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages 2 rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION

The SecureSource Stages 2 rider cannot be terminated either by you or us except as follows:

  - SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

  - SINGLE LIFE: after the death benefit is payable, the rider will terminate.

  - SINGLE LIFE: spousal continuation will terminate the rider.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  81

  - JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

  - On the annuitization start date, the rider will terminate.

  - You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (see "Charges -- SecureSource Stages 2 rider charge").

  - When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

  - Termination of the contract for any reason will terminate the rider.

For an example, see Appendix D.

OPTIONAL LIVING BENEFITS
(FOR CONTRACTS WITH APPLICATION SIGNED BEFORE JULY 19, 2010)
If you bought a contract before July 19, 2010 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

------------------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED                AND YOU SELECTED ONE OF THE                           DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                FOLLOWING OPTIONAL LIVING BENEFITS...                 FOUND IN THE FOLLOWING APPENDIX:
------------------------------------------------------------------------------------------------------------------------
Before April 29, 2005           Guarantor Withdrawal Benefit ("Rider B")              Appendix J
------------------------------------------------------------------------------------------------------------------------
April 29, 2005 - April 30,      Guarantor Withdrawal Benefit ("Rider A")              Appendix J
  2006
------------------------------------------------------------------------------------------------------------------------
May 1, 2006 - April 30, 2007    Guarantor Withdrawal Benefit for Life                 Appendix I
------------------------------------------------------------------------------------------------------------------------
Before May 1, 2007              Income Assurer Benefit                                Appendix K
------------------------------------------------------------------------------------------------------------------------
Before Aug. 10, 2009            Accumulation Protector Benefit                        Appendix L
------------------------------------------------------------------------------------------------------------------------
Before Aug. 10, 2009            SecureSource Rider                                    Appendix M
------------------------------------------------------------------------------------------------------------------------
Before July 19, 2010            SecureSource Stages Rider                             Appendix N
------------------------------------------------------------------------------------------------------------------------


(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.

OPTIONAL ADDITIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older at the rider effective date, The Benefit Protector does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you (Current Contract) or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

  - 40% of your earnings at death if you (Current Contract) or you and the annuitant (Original Contract) were under age 70 on the rider effective date; or


--------------------------------------------------------------------------------
 82  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

  - 15% of your earnings at death if you (Current Contract) or you or the annuitant (Original Contract) were 70 or older on the rider effective date.

For the Current Contract, if this rider is effective after the contract date or if there has been a covered life change, remaining purchase payment is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments (also referred to as purchase payments not previously surrendered under the Original Contract). Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

Note: Purchase payments not previously surrendered is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.

TERMINATING THE BENEFIT PROTECTOR
CURRENT CONTRACT:
- You may terminate the rider within 30 days after the first rider anniversary.

- You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

- Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.

- A new owner may terminate the rider within 30 days following the effective date of an ownership change if the new owner is age 75 or younger.

- The rider will terminate for a spousal continuation or ownership change if the spouse or new owner is age 76 or older at the time of the change.

- The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

ORIGINAL CONTRACT:
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- Our current administrative practice allows a new owner or your spouse to terminate the rider within 30 days following the effective date of the ownership change or spousal continuation.

- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner. For Current Contract, your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for "remaining purchase payments" used in calculating earnings at death.

For Current Contract, after a covered life change other than a spouse that continues the contract, the new owner will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new owner at the time of the change will be used to determine the earnings at death percentage going forward. If the new owner does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will substitute the contract value on the date of the ownership changes for remaining purchase payments used in calculating earnings at death.

For an example, see Appendix F.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 83 annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you (Current Contract), or you or the annuitant (Original Contract) are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you (Current Contract), or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:


                          PERCENTAGE IF YOU (CURRENT CONTRACT)                    PERCENTAGE IF YOU (CURRENT CONTRACT)
RIDER YEAR WHEN DEATH     OR YOU AND THE ANNUITANT (ORIGINAL CONTRACT) ARE        OR YOU OR THE ANNUITANT (ORIGINAL CONTRACT) ARE
OCCURS;                   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE                70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                       0%                                                       0%

Three and Four                                   10%                                                    3.75%

Five or more                                     20%                                                     7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the applicable death benefit plus:


                                 IF YOU (CURRENT CONTACT) OR YOU AND THE
                                 ANNUITANT (ORIGINAL CONTRACT) ARE UNDER
RIDER YEAR WHEN DEATH OCCURS;    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .

One                              Zero

Two                              40% x earnings at death (see above)

Three and Four                   40% x (earnings at death + 25% of initial purchase
                                 payment*)

Five or more                     40% x (earnings at death + 50% of initial purchase
                                 payment*)

                                 IF YOU (CURRENT CONTRACT) OR YOU OR THE
                                 ANNUITANT (ORIGINAL CONTRACT) ARE AGE 70
RIDER YEAR WHEN DEATH OCCURS;    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One                              Zero

Two                              15% x earnings at death

Three and Four                   15% x (earnings at death + 25% of initial purchase
                                 payment*)

Five or more                     15% x (earnings at death + 50% of initial purchase
                                 payment*)


* Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.

- The rider will terminate if there is an ownership change.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value for the Current Contract). We will then terminate the Benefit Protector Plus (see "Benefits in Case of Death").

For an example, see Appendix G.


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 84  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below, except under annuity payout Plan E. (See
"Charges -- Surrender charge under Annuity Payout Plan E").

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA less any purchase payment credits subject to reversal and less any applicable premium tax. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate.

For information with respect to transfers between accounts after annuity payouts begin, (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make

--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 85 payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.71% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.").

- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix I: Guarantor Withdrawal Benefit for Life Rider" or "Appendix J: Guarantor Withdrawal Benefit Rider"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

- REMAINING BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE 20 RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource 20 Riders"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


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For qualified and nonqualified contracts with the SecureSource Stages rider, on the annuitization start date you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider's payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (JOINT LIFE: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If You choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee. You must select a payout plan as of the annuitization start date set forth in your contract.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to an annuity payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you (Current Contract), or you or the annuitant (Original Contract) die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income

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tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Annuitization Start Date").



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until withdrawn or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



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For a partial exchange of an annuity contract for another annuity contract, the
1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if

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instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Annuitization Start Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant's death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of

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the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


SPOUSAL STATUS: Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, if you are in the civil union or you are contemplating a civil union or same-sex marriage, you should note that the favorable tax treatment afforded under Federal law would not be available to the same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.



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ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

- The contract is offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any legal responsibility to pay amounts that are owed under the contract. The obligations and guarantees under the contract are our sole responsibility.

PAYMENTS WE MAKE TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.5% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

- We may pay selling firms an additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and


--------------------------------------------------------------------------------
 92  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS
- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.


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            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  93

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 94  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES


                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE




APPENDIX NAME                               PAGE #   CROSS-REFERENCE                             PAGE #

Appendix A: Example -- Market Value                  Guarantee Period Accounts (GPAs)
Adjustment (MVA)                            p.  96                                               p.  32
Appendix B: Example -- Surrender Charges    p.  98   Charges -- Surrender Charges                p.  43

Appendix C: Example -- Death Benefits       p. 107   Benefits in Case of Death                   p.  65

Appendix D: Example -- SecureSource                  Optional Benefits -- Optional Living
series of riders                            p. 113   Benefits                                    p.  73

Appendix E: SecureSource series of                   Optional Benefits -- Optional Living
riders -- Additional RMD Disclosure         p. 121   Benefits                                    p.  73

Appendix F: Example -- Benefit Protector             Optional Benefits -- Benefit Protector
Death Benefit Rider                         p. 123   Death Benefit Rider                         p.  82

Appendix G: Example -- Benefit Protector             Optional Benefits -- Benefit Protector
Plus Death Benefit Rider                    p. 125   Plus Death Benefit Rider                    p.  83

Appendix H: Asset Allocation Program for             N/A
Contracts with Applications Signed
Before May 1, 2006                          p. 127

Appendix I: Guarantor Withdrawal Benefit             N/A
for Life Rider Disclosure                   p. 128

Appendix J: Guarantor Withdrawal Benefit             N/A
Rider Disclosure                            p. 140

Appendix K: Income Assurer Benefit                   N/A
Riders                                      p. 148

Appendix L: Example -- Accumulation                  N/A
Protector Benefit Rider Disclosure          p. 157

Appendix M: SecureSource Rider                       N/A
Disclosure                                  p. 160

Appendix N: SecureSource 20 Rider                    N/A
Disclosure                                  p. 173

Appendix O: SecureSource Stages Rider                N/A
Disclosure                                  p. 187

Appendix P: Condensed Financial                      Condensed Financial Information
Information (Unaudited)                     p. 197   (Unaudited)                                 p.  17



The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract), regular fixed account (Current Contract), and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  95

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early surrenders."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY SURRENDER AMOUNT X   [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.

              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


--------------------------------------------------------------------------------
 96  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, the surrender charge will apply. (See "Charges -- Surrender Charge.") We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  97

APPENDIX B: EXAMPLE -- SURRENDER CHARGES

EXAMPLE -- SURRENDER CHARGES

We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:

Current Contract:
     PPS    =    PPSC + PPF
     PPSC   =    purchase payments surrendered that could be subject to a surrender charge
            =    (PS - FA) / (CV - FA) x (PP - PPF)
     PPF    =    purchase payments surrendered that are not subject to a surrender charge
            =    FA - contract earnings, but not less than zero
     PP     =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     PS     =    amount the contract value is reduced by the surrender
     FA     =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     CV     =    contract value prior to the surrender

Original Contract:
     PPS    =    XSF + (ACV - XSF) / (CV - TFA) x (PPNPS - XSF)
     XSF    =    10% of prior anniversary's contract value - contract earnings, but not less than zero
     ACV    =    amount the contract value is reduced by the surrender - contract earnings, but not less than zero
     TFA    =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     PPNPS  =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     CV     =    contract value prior to the surrender


When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.

The examples below show how the surrender charge for a full and partial surrender is calculated for a contract with a nine-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


--------------------------------------------------------------------------------
 98  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT:

FULL SURRENDER CHARGE CALCULATION -- NINE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a nine-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $2,000 purchase payment credit;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                            surrendered (PP):        50.000.00             50.000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                 FA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                PPF (but not less than zero):             0.00              4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                                                          PS:        60,000.00             40,000.00

STEP 5. Now we can determine how much of the PP is being surrendered (PPS) as follows:

          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

                                            PPF from Step 3 =             0.00              4,200.00
                                             PS from Step 4 =        60,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                             FA from Step 2 =        10,000.00              4,200.00
                                             PP from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00


--------------------------------------------------------------------------------
            RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  99

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less PPF:             0.00              4,200.00
                                                                    ----------            ----------
          PPSC = amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                            surrender charge:         3,500.00              3,206.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (3,500.00)            (3,206.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:       $56,460.00            $36,754.00




--------------------------------------------------------------------------------
 100  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT:

PARTIAL SURRENDER CHARGE CALCULATION -- NINE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a nine-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $2,000 purchase payment credit;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS  FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                            surrendered (PP):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                 FA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                PPF (but not less than zero):             0.00              4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                PS (determined by iterative process described
                                                      above):        15,376.34             16,062.31


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  101

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 5. Now we can determine how much of the PP is being surrendered (PPS) as follows:

          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

                                            PPF from Step 3 =             0.00              4,200.00
                                             PS from Step 4 =        15,376.34             16,062.31
                                             CV from Step 1 =        60,000.00             40,000.00
                                             FA from Step 2 =        10,000.00              4,200.00
                                             PP from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =         5,376.34             19,375.80

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:         5,376.34             19,375.80
                                                    less PPF:             0.00              4,200.00
                                                                    ----------            ----------
          PPSC = amount of PPS subject to a surrender charge:         5,376.34             15,175.80
                     multiplied by the surrender charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                            surrender charge:           376.34              1,062.31

STEP 7.   The dollar amount you will receive as a result of
          your partial surrender is determined as:
                                  Contract value surrendered:        15,376.34             16,062.31
                                            SURRENDER CHARGE:          (376.34)            (1,062.31)
                                                                    ----------            ----------
                              NET PARTIAL SURRENDER PROCEEDS:       $15,000.00            $15,000.00




--------------------------------------------------------------------------------
 102  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT:

FULL SURRENDER CHARGE CALCULATION -- NINE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a nine-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $2,000 purchase payment credit;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 8.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                         surrendered (PPNPS):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings.
                                  Contract value surrendered:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5. Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:

          PPS = XSF + (ACV - XSF) / (CV - TFA) X (PPNPS - XSF)

                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPS from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  103

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less XSF:             0.00              4,200.00
                                                                    ----------            ----------
                 amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 8.0%                x 8.0%
                                                                    ----------            ----------
                                            surrender charge:         4,000.00              3,664.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (4,000.00)            (3,664.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:       $55,960.00            $36,296.00




--------------------------------------------------------------------------------
 104  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT:

PARTIAL SURRENDER CHARGE CALCULATION -- NINE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a nine-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $2,000 purchase payment credit;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 8.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                               CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to surrender:       $60,000.00            $40,000.00
                        Contract value on prior anniversary:        58,000.00             42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:
-------------------------------------------------------------------------------------------------------
STEP 1.  First, we determine the amount of earnings
         available in the contract at the time of surrender
         as:
                Contract value just prior to surrender (CV):       $60,000.00            $40,000.00
          Less purchase payments received and not previously
                                        surrendered (PPNPS):        50,000.00             50,000.00
                                                                   ----------            ----------
          Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.  Next, we determine the Total Free Amount (TFA)
         available in the contract as the greatest of the
         following values:
                                   Earnings in the contract:        10,000.00                  0.00
              10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                   ----------            ----------
                               TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.  Next we determine ACV, the amount by which the
         contract value surrendered exceeds earnings.
                                 Contract value surrendered:        15,434.78             16,231.37
                              Less earnings in the contract:        10,000.00                  0.00
                                                                   ----------            ----------
                               ACV (but not less than zero):         5,434.78             16,231.37

STEP 4.  Next we determine XSF, the amount by which 10% of
         the prior anniversary's contract value exceeds
         earnings.
              10% of the prior anniversary's contract value:         5,800.00              4,200.00
                              Less earnings in the contract:        10,000.00                  0.00
                                                                   ----------            ----------
                               XSF (but not less than zero):             0.00              4,200.00


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  105

                                                               CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 5.  Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:

         PPS = XSF + (ACV - XSF) / (CV - T-
         FA) X (PPNPS - XSF)
                                           XSF from Step 4 =             0.00              4,200.00
                                           ACV from Step 3 =         5,434.78             16,231.37
                                            CV from Step 1 =        60,000.00             40,000.00
                                           TFA from Step 2 =        10,000.00              4,200.00
                                         PPNPS from Step 1 =        50,000.00             50,000.00
                                                                   ----------            ----------
                                                       PPS =         5,434.78             19,592.09
STEP 6.  We then calculate the surrender charge as a
         percentage of PPS. Note that for a contract with a
         loss, PPS may be greater than the amount you
         request to surrender:
                                                        PPS:         5,434.78             19,592.09
                                                   less XSF:             0.00              4,200.00
                                                                   ----------            ----------
                amount of PPS subject to a surrender charge:         5,434.78             15,392.09
                    multiplied by the surrender charge rate:           x 8.0%                x 8.0%
                                                                   ----------            ----------
                                           surrender charge:           434.78              1,231.37
STEP 7.  The dollar amount you will receive as a result of
         your partial surrender is determined as:
                                 Contract value surrendered:        15,434.78             16,231.37
                                           SURRENDER CHARGE:          (434.78)            (1,231.37)
                                                                   ----------            ----------
                             NET PARTIAL SURRENDER PROCEEDS:       $15,000.00            $15,000.00




--------------------------------------------------------------------------------
 106  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS

CURRENT CONTRACT:


EXAMPLE -- ROPP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $1,000 to the contract; and

- on the first contract anniversary, you make an additional payment of $20,000. We add a purchase payment credit of $800; and

- During the second contract year, the contract value is $42,000 and you take a $5,000 partial surrender (including surrender charges); and

- During the third contract year, the contract value is $40,000.

WE CALCULATE THE ROPP DEATH BENEFIT, AS FOLLOWS:
Contract value at death:                                                               $40,000.00
                                                                                       ----------
Purchase payments, plus credits minus adjusted partial surrenders:
         Total purchase payments:                                                      $45,000.00
         plus purchase payment credits:                                                 +1,800.00
         minus adjusted partial surrenders calculated as:
         $5,000 x $46,800
         ----------------  =                                                            -5,571.43
              $42,000
                                                                                       ----------
         for a death benefit of:                                                       $41,228.57
                                                                                       ----------



  THE ROPP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $41,228.57

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $1,000 to your contract; and

- on the first contract anniversary the contract value grows to $29,000; and

- During the second contract year the contract value falls to $27,000, at which point you take a $1,500 partial surrender (including surrender charges), leaving a contract value of $25,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $25,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
          Total purchase payments and purchase payment credits:                        $26,000.00
          minus adjusted partial surrenders, calculated as:
          $1,500 x $26,000
          ----------------  =                                                           -1,444.44
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $24,555.56
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
          Greatest of your contract anniversary values:                                $29,000.00
          plus purchase payments and purchase payment credits
          made since the prior anniversary:
          minus adjusted partial surrenders, calculated as:                                 +0.00
          $1,500 x $29,000
          ----------------  =                                                           -1,611.11
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $27,388.89
                                                                                       ----------



  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $27,388.89


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  107

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and we add a purchase payment credit of $1,000 to your contract. You allocate $5,000 to the regular fixed account and $21,000 to the subaccounts; and

- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments and purchase payment credits:                         $26,000.00
         minus the death benefit adjusted partial surrenders, calculated as:

         $1,500 x $26,000
         ----------------  =                                                            -1,604.94
              $24,300
                                                                                       ----------

         for a death benefit of:                                                       $24,395.06
                                                                                       ----------
3. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
         The variable account floor on the first contract anniversary, calculated
         as: 1.05 x $21,000 =                                                          $22,050.00
         plus amounts allocated to the subaccounts since that anniversary:
         minus the 5% accumulation death benefit floor adjusted partial surrender
         from the subaccounts, calculated as:                                               +0.00
         $1,500 x $22,050
         ----------------  =                                                            -1,740.79
              $19,000
                                                                                       ----------

         variable account floor benefit:                                               $20,309.21
         plus the regular fixed account value:                                          +5,300.00
                                                                                       ----------
         5% accumulation death benefit floor (value of the regular fixed account
         and the variable account floor):                                              $25,609.21
                                                                                       ----------




  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% ACCUMULATION DEATH BENEFIT FLOOR:           $25,609.21


--------------------------------------------------------------------------------
 108  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and we add a $1,000 purchase payment credit with $5,000 allocated to the regular fixed account and $21,000 allocated to the subaccounts; and

- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS AND PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
         Total purchase payments:                                                      $26,000.00
         minus the death benefit adjusted partial surrenders, calculated as:
         $1,500 x $26,000
         ----------------  =
              $24,300                                                                   -1,604.94
                                                                                       ----------
         for a death benefit of:                                                       $24,395.06
                                                                                       ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                             $26,000.00
         plus purchase payments made since that anniversary:                                +0.00
         minus adjusted partial surrenders made since that anniversary, calculated as:
         $1,500 x $26,000
         ----------------  =
              $24,300                                                                   -1,604.94
                                                                                       ----------
         for a MAV Death Benefit of:                                                   $24,395.06
                                                                                       ----------
4. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
         The variable account floor on the first contract anniversary calculated
         as: 1.05 x $20,000 =                                                          $22,050.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $22,050
         ----------------  =
              $19,000                                                                   -1,740.79
                                                                                       ----------
         variable account floor benefit:                                               $20,309.21
         plus the regular fixed account value:                                          +5,300.00
                                                                                       ----------
         5% accumulation death benefit floor (value of the regular fixed account
         and the variable account floor):                                              $25,609.21
                                                                                       ----------




  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
  WHICH IS THE 5% ACCUMULATION DEATH BENEFIT FLOOR:                   $25,609.21


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  109

ORIGINAL CONTRACT:

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $1,000 to the contract; and

- on the first contract anniversary, you make an additional payment of $20,000. We add a purchase payment credit of $800; and

- During the second contract year, the contract value is $42,000 and you take a $5,000 partial surrender (including surrender charges); and

- During the third contract year, the contract value is $40,000.

WE CALCULATE THE ROP DEATH BENEFIT, AS FOLLOWS:
  Contract value at death:                                                            $40,000.00
                                                                                      ----------
  Purchase payments, plus credits minus adjusted partial surrenders:
         Total purchase payments:                                                     $45,000.00
         plus purchase payment credits:                                                +1,800.00
         minus adjusted partial surrenders calculated as:
         $5,000 x $46,800
         ----------------  =                                                           -5,571.43
              $42,000
                                                                                      ----------
         for a death benefit of:                                                      $41,228.57
                                                                                      ----------




  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $41,228.57

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $1,000 to your contract; and

- on the first contract anniversary the contract value grows to $29,000; and

- During the second contract year the contract value falls to $27,000, at which point you take a $1,500 partial surrender (including surrender charges), leaving a contract value of $25,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $25,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
          Total purchase payments and purchase payment credits:                        $26,000.00
          minus adjusted partial surrenders, calculated as:
          $1,500 x $26,000
          ----------------  =                                                           -1,444.44
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $24,555.56
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
          Greatest of your contract anniversary values:                                $29,000.00
          plus purchase payments and purchase payment credits
          made since the prior anniversary:
          minus adjusted partial surrenders, calculated as:                                 +0.00
          $1,500 x $29,000
          ----------------  =                                                           -1,611.11
               $27,000
                                                                                       ----------
          for a death benefit of:                                                      $27,388.89
                                                                                       ----------



  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $27,388.89


--------------------------------------------------------------------------------
 110  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and we add a purchase payment credit of $1,000 to your contract. You allocate $5,000 to the one-year fixed account and $21,000 to the subaccounts; and

- on the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial surrender, (including surrender charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
         Total purchase payments and purchase payment credits:                        $26,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $26,000
         ----------------  =                                                           -1,604.94
              $24,300
                                                                                      ----------
         for a death benefit of:                                                      $24,395.06
                                                                                      ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor the first contract anniversary, calculated as:
         1.05 x $21,000 =                                                             $22,050.00
         plus purchase payments and purchase payment credits allocated to the subaccounts
         since that anniversary:                                                           +0.00
         minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $22,050
         ----------------  =                                                           -1,740.79
              $19,000
                                                                                      ----------
         variable account floor benefit:                                              $20,309.21
         plus the one-year fixed account value:                                        +5,300.00
                                                                                      ----------
         5% variable account floor (value of the one-year fixed account and the
         variable account floor):                                                     $25,609.21
                                                                                      ----------



  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $25,609.21


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  111

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and we add a $1,000 purchase payment credit with $5,000 allocated to the one-year fixed account and $21,000 allocated to the subaccounts; and

- on the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial surrender (including surrender charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS AND PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
         Total purchase payments:                                                     $26,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $26,000
         ----------------  =                                                           -1,604.94
              $24,300
                                                                                      ----------
         for a return of purchase payments death benefit of:                          $24,395.06
                                                                                      ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                            $26,000.00
         plus purchase payments and credits made since that anniversary:                   +0.00
         minus adjusted partial surrenders made since that anniversary, calculated as:
         $1,500 x $26,000
         ----------------  =                                                           -1,604.94
              $24,300
                                                                                      ----------
         for a MAV Death Benefit of:                                                  $24,395.06
                                                                                      ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor the first contract anniversary, calculated as:
         1.05 x $21,000 =                                                             $22,050.00
         plus purchase payments and purchase payment credit amounts allocated to
         the subaccounts since that anniversary:                                           +0.00
         minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $22,050
         ----------------  =                                                           -1,740.79
              $19,000
                                                                                      ----------
         variable account floor benefit:                                              $20,309.21
         plus the one-year fixed account value:                                        +5,300.00

         5% variable account floor (value of the one-year fixed account and the
         variable account floor):                                                     $25,609.21
                                                                                      ----------



  EDB, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE 5%
  VARIABLE ACCOUNT FLOOR:                                             $25,609.21


--------------------------------------------------------------------------------
 112  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- SECURESOURCE SERIES OF RIDERS

EXAMPLE: SECURESOURCE STAGES 2 RIDERS

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

- Annual Step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate investment option at issue.



                                                                                                                    LIFET-
                                                                                                                      IME
                                 HYPOTHETICAL                                                                       PAYME-
CONTRACT                            ASSUMED                                BENEFIT                                    NT
DURATION  PURCHASE    PARTIAL      CONTRACT                              DETERMINING                                PERCE-
IN YEARS  PAYMENTS  WITHDRAWALS      VALUE          BB          WAB       PERCENTAGE      PBG       ALP     RALP      NT

At
Issue     $100,000         NA      $100,000      $100,000     $100,000        0.0%     $100,000   $4,000   $4,000(1)  4%

1                0          0        98,000       108,000      108,000        9.3%      108,000    5,400    5,400(2)  5%

2                0          0       105,000       114,000      114,000        7.9%      105,000    5,700    5,700     5%

3                0          0       118,000       120,000      120,000        1.7%      118,000    6,000    6,000     5%

3.5              0      6,000       112,000       120,000      113,898        1.7%      112,000    6,000        0     5%

4                0          0       115,000       120,000      115,000        0.0%      115,000    6,000    6,000     5%

5                0          0       130,000       130,000      130,000        0.0%      130,000    7,800(3) 7,800(3)  6%(3)

6                0          0       110,000       130,000      130,000       15.4%      130,000    7,800    7,800     6%

7                0          0       100,000       130,000      130,000       23.1%      130,000    6,500(4) 6,500(4)  5%(4)

7.5              0     10,000        90,000       125,134(5)   117,000       23.1%      118,877(5) 6,257(5)     0     5%

8                0          0        80,000       125,134      117,000       31.6%      118,877    6,257    6,257     5%

9                0          0        95,000       125,134      117,000       18.8%      118,877    7,508(4) 7,508(4)  6%(4)




(1) The ALP and RALP are based on percentage B until the end of the 1-year waiting period.

(2) Since no withdrawal was taken, at the end of the 1-year waiting period, the ALP and RALP are recalculated based on percentage A.

(3) Because the annual step-up increased the BB on the anniversary and the covered person's (for the joint benefit, younger covered spouse's) attained age is in a higher age band, the Lifetime Payment Percentage increased.

(4) The Lifetime Payment Percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.

(5) The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in "Lifetime Benefit Description - Determination of Adjustment of Benefit Values".


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  113

EXAMPLE: SECURESOURCE STAGES

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue.


                                  HYPOTHETICAL
CONTRACT                             ASSUMED                           BENEFIT                                      LIFETIME
DURATION   PURCHASE    PARTIAL      CONTRACT                         DETERMINING                                     PAYMENT
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        BB         WAB     PERCENTAGE       PBG        ALP      RALP      PERCENT

At Issue   $100,000         NA      $100,000    $100,000   $100,000      0.0%       $100,000    $5,000    $    0(1)    5%

1                 0          0        98,000     108,000    108,000      9.3%        100,000     5,400         0       5%

2                 0          0       105,000     114,000    114,000      7.9%        105,000     5,700         0       5%

3                 0          0       118,000     120,000    120,000      1.7%        118,000     6,000     6,000(2)    5%

3.5               0      6,000       112,000     120,000    113,898      1.7%        112,000     6,000         0       5%

4                 0          0       115,000     120,000    115,000      0.0%        115,000     6,000     6,000       5%

5                 0          0       130,000     130,000    130,000      0.0%        130,000     7,800(3)  7,800(3)    6%(3)

6                 0          0       110,000     130,000    130,000     15.4%        130,000     7,800     7,800       6%

7                 0          0       100,000     130,000    130,000     23.1%        130,000     6,500(4)  6,500(4)    5%(4)

7.5               0     10,000        90,000     117,000(5) 117,000     23.1%        108,000(5)  5,850(5)      0       5%

8                 0          0        80,000     117,000    117,000     31.6%        108,000     5,850     5,850       5%

9                 0          0        95,000     117,000    117,000     18.8%        108,000     7,020(4)  7,020(4)    6%(4)


(1) The RALP is zero until the end of the 3-Year waiting period.
(2) At the end of the 3-Year waiting period, the RALP is set equal to the ALP.
(3) Because the annual step-up increased the BB on the anniversary and the covered person's (for the joint benefit, younger covered spouse's) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4) The lifetime payment percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5) The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in "Determination of Adjustment of Benefit Values" in the "Lifetime Benefit Description".


--------------------------------------------------------------------------------
 114  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE: SECURESOURCE 20

EXAMPLE #1: LIFETIME BENEFIT NOT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue.


                                 HYPOTHETICAL
CONTRACT                            ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL     CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  SURRENDERS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000        NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0       NA        NA

1                 0         0        98,000     100,000    2.0%   100,000    100,000    6,000        0       NA        NA

2                 0         0       105,000     105,000    0.0%   105,000    105,000    6,300        0       NA        NA

3                 0         0       125,000     125,000    0.0%   125,000    125,000    7,500    7,500       NA        NA

3.5               0     6,000       111,000     118,590    6.4%   125,000    119,000    7,500    1,500       NA        NA

4                 0         0       104,000     118,590   12.3%   125,000    119,000    7,500    7,500    7,140(1)  7,140(1)

5                 0         0        90,000     118,590   24.1%   125,000    119,000    6,250(2) 6,250(2) 5,950(2)  5,950(2)

6                 0         0        95,000     118,590   19.9%   125,000    119,000    7,500    7,500    7,140     7,140

6.5               0     7,500        87,500      87,500(3) 0.0%   125,000    111,500    7,500        0    5,250(3)      0

7                 0         0        90,000      90,000    0.0%   125,000    111,500    7,500    7,500    5,400     5,400

7.5               0    10,000        70,000      70,000(4) 0.0%    70,000(4)  70,000(4) 4,200(4)     0    4,200(4)      0

8                 0         0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500    4,500     4,500


(1) The ALP and RALP are established on the contract anniversary following the date the covered person (younger Covered Spouse for Joint) reaches age 65 as the greater of the ELB or the RBA, times the ALP percentage.
(2) The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3) The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(4) The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  115

EXAMPLE #2: LIFETIME BENEFIT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 65.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.


                                 HYPOTHETICAL
CONTRACT                            ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL     CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  SURRENDERS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000        NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0    $6,000    $    0

1                 0         0       105,000     105,000    0.0%   105,000    105,000    6,300        0     6,300         0

2                 0         0       110,000     110,000    0.0%   110,000    110,000    6,600        0     6,600         0

3                 0         0       110,000     120,000    8.3%   110,000    110,000    6,600    6,600(1)  7,200     7,200(1)

3.5               0     6,000       104,000     113,455    8.3%   110,000    104,000    6,600      600     7,200     1,200

4                 0         0       100,000     113,455   11.9%   110,000    104,000    6,600    6,600     7,200     7,200

4.5               0     7,000        90,000     105,267   14.5%    90,000     90,000    5,400(2) 5,400(2)  7,200       200

5                 0         0        80,000     105,267   24.0%    90,000     90,000    4,500(3) 4,500(3)  6,000(3)  6,000(3)

5.5               0    10,000        70,000      70,000(4) 0.0%    70,000     70,000    3,500(4) 3,500(4)  3,500(4)  3,500(4)

6                 0         0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500     4,500     4,500

7                 0         0        70,000      70,000(5) 0.0%    70,000(5)  70,000(5) 4,200(5) 4,200(5)  4,200(5)  4,200(5)


(1) At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively. The 20% rider credit is applied to the lifetime benefit.
(2) The $7,000 withdrawal is greater than the $6,600 RBP allowed under the basic benefit and therefore excess withdrawal processing is applied to the basic benefit. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(3) The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(4) The $10,000 withdrawal is greater than both the $4,500 RBP allowed under the basic benefit and the $6,000 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP percentage and GBP percentage are set at 5% for the remainder of the contract year.
(5) Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value. The WAB is reset to the ALP after the reset divided by the current ALP percentage. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.


--------------------------------------------------------------------------------
 116  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE: SECURESOURCE

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $96,153.85 and receive a purchase payment credit of $3,846.15, and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  117

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $96,154 and receive a purchase payment credit of $3,846.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)

7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
 118  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $96,154 and receive a purchase payment credit of $3,846.

- You are age 59 and your spouse is age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

6                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

6.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

7                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

7.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

8                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

9                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300

9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,300       3,300

10                  0             0           52,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  119

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $96,154 and receive a purchase payment credit of $3,846.

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
                                             ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
CONTRACT     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
DURATION     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       7,500       7,500

7                   0             0          105,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 120  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: SECURESOURCE SERIES OF RIDERS -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For SecureSource Stages and SecureSource 20 riders, owners subject to annual RMD rules under Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero and you will not receive any future rider credit.

Amounts you withdraw from this contract (for SecureSource Stages and SecureSource 20 riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

For SecureSource and SecureSource 20 riders:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year*,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource series of riders.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,*

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year*.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


For SecureSource Stages and SecureSource Stages 2 riders:


(1) Each calendar year, if your ALERMDA is greater than the ALP,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the ALP.

    - The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  121

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages and SecureSource Stages 2.

* For SecureSource 20 riders, adjusted for any subsequent changes between 5% and 6% as described under "GBP Percentage and ALP Percentage".

The ALERMDA is:

(1) determined by us each calendar year (for SecureSource Stages and SecureSource 20 riders, starting with the calendar year in which the waiting period ends);

(2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;

(3) based solely on the value of the contract to which the SecureSource Series rider is attached as of the date we make the determination;

(4) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

      1. an individual retirement annuity (Section 408(b));
      2. a Roth individual retirement account (Section 408A);
      3. a Simplified Employee Pension plan (Section 408(k));
      4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider within the SecureSource series of riders may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing one of the SecureSource series of riders.


--------------------------------------------------------------------------------
 122  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS FOR THE CURRENT CONTRACT:
- You purchase the contract with a payment of $100,000 and you are under age 70; and

- we add a $4,000 purchase payment credit to your contract. You select the MAV Death Benefit.

  During the first contract year the contract value grows to $106,000. The
  MAV Death Benefit equals the contract value less any purchase payment credits added in the last 12 months, or $102,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.


ASSUMPTIONS FOR THE ORIGINAL CONTRACT:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- we add a $5,000 purchase payment credit to your contract. You select the MAV Death Benefit.

  During the first contract year the contract value grows to $106,000.
  The MAV Death Benefit equals the contract value less any purchase payment credits added in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     The MAV Death Benefit (contract value):                              $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     The MAV Death Benefit:                                               $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial surrender of $50,000, including the applicable 8% surrender charge. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to an 8%
  surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500
  ($36,340 + $3,160 in surrender charges) from your contract value.
  Altogether, we will surrender $50,000 and pay you $46,840. We calculate purchase payments not previously surrendered as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
     The MAV Death Benefit (MAV adjusted for partial surrenders):          $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                  $58,667
  On the third contract anniversary the contract value falls to
  $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit equals:
     The MAV Death Benefit (contract value):                              $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     surrendered that are one or more years old)                           +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  123

  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $2,500.
  Your new contract value is now $252,500. The new purchase payment is less than one year old and so it has no effect on the Benefit
  Protector value. The death benefit equals:
     The MAV Death Benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     surrendered that are one or more years old)                           +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000
  During the eleventh contract year the contract value remains
  $252,500 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
     The MAV Death Benefit (contract value):                              $252,500
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously
     surrendered):
     0.40 x ($252,500 - $105,000) =                                        +59,000
                                                                          --------
  Total death benefit of:                                                 $311,500




--------------------------------------------------------------------------------
 124  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS

ASSUMPTIONS FOR THE CURRENT CONTRACT:
- You purchase the contract with a payment of $100,000 and you are under age 70; and

- we add a $4,000 purchase payment credit to your contract. You select the MAV Death Benefit.

  During the first contract year the contract value grows to $106,000. The
  MAV Death Benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $102,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.


ASSUMPTIONS FOR THE ORIGINAL CONTRACT:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- we add a $5,000 purchase payment credit to your contract. You select the MAV Death Benefit.

  During the first contract year the contract value grows to $106,000.
  The MAV Death Benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or
  $101,000. You have not reached the first contract anniversary so the
  Benefit Protector Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:
     The MAV Death Benefit (contract value):                              $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     The MAV Death Benefit:                                               $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously surrendered: 0.10 x $100,000 =               +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial surrender of $50,000, including the applicable 8% surrender charge. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to an 8%
  surrender charge because your payment is in its third year of the surrender charge schedule, so we will surrender $39,500 ($36,340 +
  $3,160 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $46,840. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
     The MAV Death Benefit (MAV adjusted for partial surrenders):          $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                           +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously surrendered: 0.10 x $55,000 =                 +5,500
                                                                          --------
  Total death benefit of:                                                  $64,167


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  125

  On the third contract anniversary the contract value falls $40,000.
  The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the
  Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:
     The MAV Death Benefit (contract value):                              $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously surrendered that are one or more years old             +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously surrendered: 0.20 x $55,000 =                +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000
  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $2,500.
  Your new contract value is now $252,500. The new purchase payment is less than one year old and so it has no effect on the Benefit
  Protector Plus value. The death benefit equals:
     The MAV Death Benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously surrendered that are one or more years old             +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously surrendered: 0.20 x $55,000 =                +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
  During the eleventh contract year the contract value remains
  $252,500 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:
     The MAV Death Benefit (contract value):                              $252,500
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
     previously surrendered):
     0.40 x ($252,500 - $105,000) =                                        +59,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously surrendered: 0.20 x $55,000 =                +11,000
                                                                          --------
  Total death benefit of:                                                 $322,500




--------------------------------------------------------------------------------
 126  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: ASSET ALLOCATION PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM
For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


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APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):

- you purchase your contract with application signed on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the annuitization start date (see "Buying Your Contract -- The Annuitization Start Date"). Before the annuitization start date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuitization start date, nor does it guarantee the length of time over which such withdrawals can be made before the annuitization start date.

The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


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- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your PN program investment option, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all

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  of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals are taxable to the extent of earnings. Withdrawals before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

       - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

       - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

       - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

       - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.


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       - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

       - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

       - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

       - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The ALERMDA is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

For an example, see "Examples of Guarantor Withdrawal Benefit for Life" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:
PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment plus any purchase payment credits.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credits.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credits.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credits).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase

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payment has its own GBP, which is equal to the lesser of that payment's RBA or
7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credits.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credits multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  133

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

    (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS

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 134  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

  WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches

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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  135
  age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or

   (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.


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 136  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payments credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payments credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will

--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 137 be reset to the lesser of the ALP or total purchase payments plus any purchase payments credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor withdrawal Benefit for Life(R) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a $96,154 purchase payment with a $3,846 purchase payment credit.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300




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 138  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a $96,154 purchase payment with a $3,846 purchase payment credit.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT RIDER

GUARANTOR WITHDRAWAL BENEFIT RIDER
We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A
- you purchase(d) your contract with application signed on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;

- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)
- you purchased your contract with application signed prior to April 29, 2005;

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- surrender charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial surrender that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see "Charges -- Surrender Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuitization start date. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix
  I: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to PN program investment options you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than GBP under this rider. Any amount you withdraw under the contract's FA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals are taxable to the extent of earnings. Withdrawals before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and


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

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


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REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or

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provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have

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been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)

ASSUMPTION:
- You purchase the contract with a payment of $100,000; and

- we add a purchase payment credit of $5,000 to your contract.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment
  plus the purchase payment credit:                                       $105,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $105,000 =                                                    $  7,350
  The Remaining Benefit Amount (RBA) equals your purchase payment plus
  the purchase payment credit:                                            $105,000
  On the first contract year the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700
  During the fourth contract anniversary you decide to take a partial withdrawal of $7,700
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700


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 146  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

  On the fourth contract anniversary you make an additional purchase payment of $50,000. We add a purchase payment credit of $2,500 to your contract. The new RBA for the contract is equal to your prior
  RBA plus 100% of the additional purchase payment and purchase payment credit:
     $102,300 + $52,500 =                                                 $154,800
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment and purchase payment credit:
     $110,000 + $52,500 =                                                 $162,500
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
     $7,700 + $3,675 =                                                    $ 11,375
  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $200,000 - $20,000 =                                             $180,000
  Reset RBA = lesser of (1) or (2) =                                      $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                $ 14,000
  During the eight contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $180,000 - $25,000 =                                             $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                $ 10,500




--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  147

APPENDIX K : EXAMPLE -- INCOME ASSURER BENEFIT RIDERS

INCOME ASSURER BENEFIT RIDERS
The following three optional Income Assurer Benefit riders were available under your contract if your contract application is signed prior to May 1, 2007. These riders are no longer available for purchase.

- Income Assurer Benefit - MAV;

- Income Assurer Benefit - 5% Accumulation Benefit Base; or

- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the Columbia Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial surrender (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal; and

(b) is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:

EXERCISING THE RIDER
Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;


--------------------------------------------------------------------------------
 148  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- the annuitant on the annuitization start date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full surrender from the contract, or on the annuitization start date, or on the date that a death benefit is payable; and

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  149

- when a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT - MAV
The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial surrenders occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting

--------------------------------------------------------------------------------
 150 RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current surrender or transfer; and

  (b) is the ratio of the amount of the transfer or surrender to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current surrender or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted surrenders and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawal and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior surrenders and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted surrender or adjusted transfer for the variable account floor as the result of (a) plus [(b) times
(c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current surrender (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
       1. contract value less the market value adjusted excluded payments (described above); or

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders; or

       3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

       1. the contract value;

       2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders;

       3. the MAV (described above); or

       4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:
       1. contract value less the market value adjusted excluded payments (described above);

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders;


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  151

       3. the MAV, less market value adjusted excluded payments (described above); or

       4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer
Benefit - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.

ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000 and we add a $5,000 purchase payment credit; and

- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial surrenders or changes in PN program investment option; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED          PURCHASE             MAXIMUM         GUARANTEED
  CONTRACT     CONTRACT          PAYMENTS           ANNIVERSARY     INCOME BENEFIT
ANNIVERSARY      VALUE         AND CREDITS        VALUE (MAV)(1)     BASE - MAV(2)
----------------------------------------------------------------------------------
      1        $113,000          $105,000            $113,000          $113,000
      2         131,000           105,000             131,000           131,000
      3         138,000           105,000             138,000           138,000
      4         157,000           105,000             157,000           157,000
      5          89,000           105,000             157,000           157,000
      6         126,000           105,000             157,000           157,000
      7         145,000           105,000             157,000           157,000
      8         159,000           105,000             159,000           159,000
      9         146,000           105,000             159,000           159,000
     10         181,000           105,000             181,000           181,000
     11         147,000           105,000             181,000           181,000
     12         154,000           105,000             181,000           181,000
     13         216,000           105,000             216,000           216,000
     14         206,000           105,000             216,000           216,000
     15         211,000           105,000             216,000           216,000
----------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be surrendered. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 152  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAV       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000             $  803.64               $  805.45            $181,000            $  803.64
     11            147,000                668.85                  670.32             181,000               823.55
     12            154,000                719.18                  720.72             181,000               845.27
     13            216,000              1,034.64                1,036.80             216,000             1,034.64
     14            206,000              1,013.52                1,015.58             216,000             1,062.72
     15            211,000              1,065.55                1,067.66             216,000             1,090.80
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  805.45
     11                825.36
     12                847.08
     13              1,036.80
     14              1,064.88
     15              1,092.96
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST         PLAN B - LIFE WITH      IAB - MAV         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000              $655.22                 $647.98            $181,000             $655.22
     11            147,000               543.90                  538.02             181,000              669.70
     12            154,000               582.12                  575.96             181,000              684.18
     13            216,000               838.08                  827.28             216,000              838.08
     14            206,000               817.82                  809.58             216,000              857.52
     15            211,000               858.77                  850.33             216,000              879.12
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $647.98
     11               662.46
     12               676.94
     13               827.28
     14               848.88
     15               870.48
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  153

EXAMPLE -- INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                        GUARANTEED
                                                                          INCOME
                ASSUMED          PURCHASE                             BENEFIT BASE -
  CONTRACT     CONTRACT          PAYMENTS         5% ACCUMULATION    5% ACCUMULATION
ANNIVERSARY      VALUE         AND CREDITS        BENEFIT BASE(1)    BENEFIT BASE(2)
------------------------------------------------------------------------------------
      1        $113,000          $105,000             $110,250           $113,000
      2         131,000           105,000              115,763            131,000
      3         138,000           105,000              121,551            138,000
      4         157,000           105,000              127,628            157,000
      5          89,000           105,000              134,010            134,010
      6         126,000           105,000              140,710            140,710
      7         145,000           105,000              147,746            147,746
      8         159,000           105,000              155,133            159,000
      9         146,000           105,000              162,889            162,889
     10         181,000           105,000              171,034            181,000
     11         147,000           105,000              179,586            179,586
     12         154,000           105,000              188,565            188,565
     13         216,000           105,000              197,993            216,000
     14         206,000           105,000              207,893            207,893
     15         211,000           105,000              218,287            218,287
------------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                              IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------

  CONTRACT      ASSUMED         NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY    CONTRACT      PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - 5% RF      PLAN B - LIFE WITH
AT EXERCISE      VALUE      10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------
     10        $181,000          $  803.64               $  805.45            $181,000            $  803.64
     11         147,000             668.85                  670.32             179,586               817.11
     12         154,000             719.18                  720.72             188,565               880.60
     13         216,000           1,034.64                1,036.80             216,000             1,034.64
     14         206,000           1,013.52                1,015.58             207,893             1,022.83
     15         211,000           1,065.55                1,067.66             218,287             1,102.35
----------------------------------------------------------------------------------------------------------------
                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  805.45
     11                818.91
     12                882.48
     13              1,036.80
     14              1,024.91
     15              1,104.53
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
 154  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST         PLAN B - LIFE WITH     IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000              $655.22                 $647.98            $181,000             $655.22
     11            147,000               543.90                  538.02             179,586              664.47
     12            154,000               582.12                  575.96             188,565              712.78
     13            216,000               838.08                  827.28             216,000              838.08
     14            206,000               817.82                  809.58             207,893              825.33
     15            211,000               858.77                  850.33             218,287              888.43
----------------------------------------------------------------------------------------------------------------------
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $647.98
     11               657.28
     12               705.23
     13               827.28
     14               817.02
     15               879.70
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                 GUARANTEED
                                                                                                   INCOME
                                                                                               BENEFIT BASE -
                                                                                                 GREATER OF
                                      PURCHASE          MAXIMUM                                  MAV OR 5%
  CONTRACT         ASSUMED            PAYMENTS        ANNIVERSARY       5% ACCUMULATION         ACCUMULATION
ANNIVERSARY    CONTRACT VALUE       AND CREDITS         VALUE(1)        BENEFIT BASE(1)       BENEFIT BASE(2)
-------------------------------------------------------------------------------------------------------------
      1           $113,000            $105,000          $113,000            $110,250              $113,000
      2            131,000             105,000           131,000             115,763               131,000
      3            138,000             105,000           138,000             121,551               138,000
      4            157,000             105,000           157,000             127,628               157,000
      5             89,000             105,000           157,000             134,010               157,000
      6            126,000             105,000           157,000             140,710               157,000
      7            145,000             105,000           157,000             147,746               157,000
      8            159,000             105,000           159,000             155,133               159,000
      9            146,000             105,000           159,000             162,889               162,889
     10            181,000             105,000           181,000             171,034               181,000
     11            147,000             105,000           181,000             179,586               181,000
     12            154,000             105,000           181,000             188,565               188,565
     13            216,000             105,000           216,000             197,993               216,000
     14            206,000             105,000           216,000             207,893               216,000
     15            211,000             105,000           216,000             218,287               218,287
-------------------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  155

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000             $  803.64               $  805.45            $181,000            $  803.64
     11            147,000                668.85                  670.32             181,000               823.55
     12            154,000                719.18                  720.72             188,565               880.60
     13            216,000              1,034.64                1,036.80             216,000             1,034.64
     14            206,000              1,013.52                1,015.58             216,000             1,062.72
     15            211,000              1,065.55                1,067.66             218,287             1,102.35
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  805.45
     11                825.36
     12                882.48
     13              1,036.80
     14              1,064.88
     15              1,104.53
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $181,000              $655.22                 $647.98             $181,000             $655.22
     11            147,000               543.90                  538.02              181,000              669.70
     12            154,000               582.12                  575.96              188,565              712.78
     13            216,000               838.08                  827.28              216,000              838.08
     14            206,000               817.82                  809.58              216,000              857.52
     15            211,000               858.77                  850.33              218,287              888.43
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $647.98
     11               662.46
     12               705.23
     13               827.28
     14               848.88
     15               879.70
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 156  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: EXAMPLE -- ACCUMULATION PROTECTOR RIDER DISCLOSURE

ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------------------------------------------
                                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER
ON THE BENEFIT DATE, IF:                          BENEFIT IS:
------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value           The contract value is increased on the benefit
(defined below) as determined under the           date to equal the Minimum Contract
Accumulation Protector Benefit rider is           Accumulation Value as determined under the
greater than your contract value,                 Accumulation Protector Benefit rider on the
                                                  benefit date.
------------------------------------------------------------------------------------------------
The contract value is equal to or greater than    Zero; in this case, the Accumulation Protector
the Minimum Contract Accumulation Value as        Benefit rider ends without value and no
determined under the Accumulation Protector       benefit is payable.
Benefit rider,
------------------------------------------------------------------------------------------------


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted.

After the waiting period, you have the following options:

- Continue your contract;

- Take partial surrenders or make a full surrender; or

- Annuitize your contract.

The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider.

The Accumulation Protector Benefit rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:

- you must participate in the PN program and you must elect one of the PN program investment options. This limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;

- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  157

- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change PN program investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your PN program investment option after we have exercised our rights to charge a separate charge for each investment option.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial surrenders made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see "Charges -- Accumulation Protector Benefit Rider Charge"). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the

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charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full surrender; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  - when a beneficiary elects an alternative payment plan which is an inherited IRA.

  The rider will terminate on the benefit date.

EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

THE EXAMPLE ASSUMES:

- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000. No purchase payment credit applies.

- You make no additional purchase payments.

- You do not exercise the elective step-up option.

               PARTIAL          MCAV                                      HYPOTHETICAL
END OF        SURRENDER      ADJUSTMENT                  ACCUMULATION        ASSUMED
CONTRACT     (BEGINNING     FOR PARTIAL                     BENEFIT         CONTRACT
YEAR          OF YEAR)       SURRENDER        MCAV          AMOUNT            VALUE
1              $    0          $    0       $100,000        $     0         $112,000

2                   0               0        102,400              0          128,000

3                   0               0        108,000              0          135,000

4                   0               0        108,000              0          125,000

5                   0               0        108,000              0          110,000

6               2,000           1,964        106,036              0          122,000

7                   0               0        112,000              0          140,000

8                   0               0        112,000              0          121,000

9               5,000           4,628        107,372              0           98,000

10                  0               0        107,372         22,372           85,000




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APPENDIX M: SECURESOURCE RIDER DISCLOSURE

SECURESOURCE RIDERS
There are two optional SecureSource riders available under your contract:

- SecureSource - Single Life; or

- SecureSource - Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if:

- your contract application was signed on or after May 1, 2007; and

- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource rider is not available under an inherited qualified annuity.

The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);


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- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.


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      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

      Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate qualifying purchase payments and purchase payment credits to the DCA fixed account, when available (see "DCA Fixed Account"), and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

  You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the

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  death of the contract owner (or annuitant in the case of nonnatural ownership)
  because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.


- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:
WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WAITING PERIOD: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an

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interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credit).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

   (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:


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1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment's GBP will be reset to 7% of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the GBP remains unchanged.

   (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  165

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SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.


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 166  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

20% RIDER CREDIT (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1,
2008)
If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups and purchase payment credits may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.

ENHANCED LIFETIME BASE (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

- increase by the amount of any purchase payments received on or after the third rider anniversary.

- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

- be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

- The total RBA is reduced to zero.

- You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.

INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE (FOR CONTRACTS WITH APPLICATIONS PURCHASED ON OR AFTER JUNE 1, 2008)
As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

   (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

   (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  167

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- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix E for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.


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 168  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  169

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IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

    - SINGLE LIFE: covered person;

    - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.


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 170  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.


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JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

5. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.


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APPENDIX N: SECURESOURCE 20 RIDER DISCLOSURE

SECURESOURCE 20 RIDERS
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary values. The SecureSource 20 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider.

There are two optional SecureSource 20 riders available under your contract:

- SecureSource 20 -- Single Life; or

- SecureSource 20 -- Joint Life.

The information in this section applies to both Secure Source 20 riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource 20 -- Single Life rider covers one person. The SecureSource 20 -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 20 -- Single Life rider or the SecureSource 20 -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource 20 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:

- your contract application is signed on or after Aug. 10, 2009, but prior to Nov. 30, 2009; and

- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource 20 riders are not available under an inherited qualified annuity.

The SecureSource 20 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: until death (see "At Death" heading below) or until the depletion of the basic benefit.

- JOINT LIFE: until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) or until the depletion of the basic benefit.

KEY TERMS
The key terms associated with the SecureSource 20 rider are:

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (JOINT LIFE: the death of both covered spouses). After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): the age at which the lifetime benefit is established.

ENHANCED LIFETIME BASE (ELB): used in the calculation of the ALP on the later of the ELB date or the establishment of the ALP. The ELB cannot be withdrawn or annuitized and is not payable as a death benefit.

GUARANTEED BENEFIT AMOUNT (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

GUARANTEED BENEFIT PAYMENT (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.


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REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.

REMAINING BENEFIT AMOUNT (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

REMAINING BENEFIT PAYMENT (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.

WAITING PERIOD: The period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

DESCRIPTION OF THE SECURESOURCE 20 RIDER
Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.

The lifetime withdrawal benefit is established automatically:

- SINGLE LIFE: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.

At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see
"Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary.


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Subject to conditions and limitations, if no withdrawals are taken prior to the third rider anniversary, the 20% rider credit may increase the lifetime benefit (if already established) or the Enhanced Lifetime Base (ELB) may increase the lifetime benefit (when established).

The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP, RALP and ELB. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.

IMPORTANT SECURESOURCE 20 RIDER CONSIDERATIONS
You should consider whether a SecureSource 20 rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner or annuitant even if the covered person is still living (see "At Death" heading below). Therefore, the rider will terminate when a death benefit becomes payable. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living; or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the lifetime benefit terminates even though the owner is still living.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.

  (c) If the lifetime benefit is first established prior to the third rider anniversary, the initial ALP is based on the basic benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). If the lifetime benefit is first established on/after the third rider anniversary, the initial ALP is based on the greater of the basic benefit's RBA and the ELB at that time. Any withdrawal you take before the ALP is established reduces the RBA and ELB and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider. Any withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options of the PN program. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to the PN program investment options (if applicable) you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

You can allocate your contract value to any available investment options during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model

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

portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the contract value, if your contract value is less; and

  (b) the total RBA will be reset to the contract value, if your contract value is less; and

  (c) the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under "GBP Percentage and ALP Percentage" heading below) times the contract value, if this amount is less than the current ALP; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and

  (g) the WAB will be reset as follows:

      - if the ALP has not been established, the WAB will be equal to the reset GBA.

      if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage; and

  (h) the ELB, if greater than zero, will be reset to the contract value, if your contract value is less.

      You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource 20 rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

  Dissolution of marriage does not terminate the SecureSource 20 - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource 20 - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. The annuitant must also be an owner. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource 20 - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's FA provision that exceeds

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  the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.


- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

BASIC BENEFIT DESCRIPTION
THE GBA AND RBA ARE DETERMINED AT THE FOLLOWING TIMES, SUBJECT TO THE MAXIMUM AMOUNT OF $5,000,000, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA and RBA are equal to the initial purchase payment.

- When you make additional purchase payments -- If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you take a withdrawal during the waiting period -- the total GBA and total RBA will be set equal to zero until the end of the waiting period.

- When you take a withdrawal after the waiting period and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged, and each payment's RBA is reduced in proportion to its RBP.

  (b) greater than the total RBP -- EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA AND RBA.

- On the rider anniversary at the end of the waiting period -- If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.

  If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.


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- Upon certain changes to your PN program investment options under the PN program as described under "Use of Portfolio Navigator Program Required," above.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GBP PERCENTAGE AND ALP PERCENTAGE: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:

During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA Payout Option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP Percentage and ALP Percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns, the deduction of fees and the 20% credit could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:

       1 - (A/B)

       A = contract value at the end of the prior valuation period

       B = WAB at the end of the prior valuation period

When the first withdrawal in a contract year is taken, the GBP Percentage and ALP Percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP Percentage and ALP Percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.

Under certain limited situations, your GBP Percentage and ALP Percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:

(1) when the RBA Payout Option is elected, or

(2) if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP Percentage used to determine your ALP going forward will be either 6% or 5%), or

(3) when the contract value reduces to zero.

For certain periods of time at our discretion and on a non-discriminatory basis, your GBP Percentage and ALP Percentage may be set by us to 6% if more favorable to you.

WITHDRAWAL ADJUSTMENT BASE (WAB): One of the components used to determine GBP Percentage and ALP Percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,

THE WAB IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At Rider Effective Date -- the WAB is set equal to the initial purchase payment.

- When a subsequent purchase payment is made -- before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment.


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 178  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- When a withdrawal is taken -- if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.

Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).

  (A) The WAB is reduced by an amount as calculated below:

A X B
-----  where:
  C



       A = the amount the contract value is reduced by the withdrawal

       B = WAB on the date of (but prior to) the withdrawal

       C = the contract value on the date of (but prior to) the withdrawal.

  (B) If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.

If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.

- On rider anniversaries -- unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:

  (A) If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.

  (B) If you decline a rider fee increase and a withdrawal is taken during the waiting period, the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.

- Upon certain changes to your PN program investment option as described under "Use of Portfolio Navigator Program Required," above.

- On the later of the third rider anniversary or the rider anniversary when the ALP is established -- unless you decline a rider fee increase, if the ELB is greater than zero, the WAB will be increased by an amount as calculated below, but not less than zero.

  (A) The ELB, minus

  (B) the greater of:

       i)  your contract value, or

       ii) the ALP before the ELB is applied, divided by the ALP Percentage (if the ALP is established) or the total RBA (if the ALP is established on the third rider anniversary).

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment's GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- During the waiting period -- the RBP will be zero.

- At the beginning of any contract year after the waiting period and when the GBP Percentage changes -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments after the waiting period -- each additional purchase payment has its own RBP equal to the purchase payment, multiplied by the GBP Percentage.

- At step up -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  179

- When you make any withdrawal after the waiting period -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

LIFETIME BENEFIT DESCRIPTION
SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

- SINGLE LIFE: Initially the ALP is established on the earliest of the following dates:

  (a) the rider effective date if the covered person has already reached age 65.

  (b) the rider anniversary following the date the covered person reaches age
      65,

      - if during the waiting period and no prior withdrawal has been taken; or

      - if after the waiting period.

  (c) the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.

If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.

- JOINT LIFE: Initially the ALP is established on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.


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 180  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

  For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.

If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.

- Whenever the ALP Percentage changes --

  (a) If the ALP Percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.

  (b) If the ALP Percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.

- When you make an additional purchase payment -- Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, multiplied by the ALP Percentage.

- When you make a withdrawal:

  (a) During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.

  (b) After the waiting period, if the amount withdrawn is:

       (i) less than or equal to the RALP, the ALP is unchanged.

       (ii) greater than the RALP, ALP EXCESS WITHDRAWAL PROCESSING will occur.

  If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.

- On the rider anniversary at the end of the waiting period -- If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP Percentage if the covered person (JOINT LIFE: younger covered spouse) has reached age 65.

- At step ups -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- Upon certain changes to your PN program investment option under the PN program as described under "Use of Portfolio Navigator Program Required," above.

20% RIDER CREDIT
If you do not make a withdrawal during the first three rider years and you don't decline a rider fee increase, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.

ENHANCED LIFETIME BASE (ELB)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not decline a rider fee increase and you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years plus the 20% rider credit. If you make a withdrawal during the first three rider years or decline a rider fee increase, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

- increase by the amount of any purchase payments received on or after the third rider anniversary.

- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

- be set to the contract value (if your contract value is less), if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  181

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

- The total RBA is reduced to zero.

- You decline a rider fee increase.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn, annuitized or payable as a death benefit.

INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE
If the ALP is already established, on the third rider anniversary, the ALP will be increased to equal the enhanced lifetime base multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) multiplied by the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period -- the RALP will be zero.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.

- At the beginning of each contract year after the waiting period and when the ALP Percentage changes -- the RALP is set equal to the ALP.

- When you make additional purchase payments after the waiting period -- each additional purchase payment increases the RALP by the purchase payment, if applicable multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).

- At step ups -- (see "Annual Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- When you make any withdrawal after the waiting period -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

OTHER PROVISIONS
REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

- The withdrawal is after the waiting period;

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP Percentage changes. See Appendix E for additional information.

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn

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 182  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS
in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.

The annual step up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:

- You have not declined a rider fee increase.

- If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.

- On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be increased to the contract value on the rider anniversary, if the contract value is greater.

- The total GBA will be increased to the contract value on the rider anniversary, if the contract value is greater.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period, the RBP will not be affected by the step up.

  (b) After the waiting period, the RBP will be reset to the increased GBP.

- The ALP will be increased to the contract value on the rider anniversary multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if greater than the current ALP.

- The RALP will be reset as follows:

  (a) During the waiting period, the RALP will not be affected by the step up.

  (b) After the waiting period, the RALP will be reset to the increased ALP.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 20 -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
20 -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Annual Step-Up" heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero, you will be paid in the following scenarios:

1) The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.


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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  183

        JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

        JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

   - SINGLE LIFE: covered person;

   - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate;

- In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource 20 rider and the contract will terminate under either of the following two scenarios:

- If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.

- If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


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JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource 20 rider after the waiting period.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary when the death benefit is payable. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource 20 rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

2. SINGLE LIFE: After the death benefit is payable, continuation of the contract will terminate the rider.

3. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

4. Annuity payouts under an annuity payout plan will terminate the rider.

5. You may terminate the rider if your annual rider fee after any fee increase is more than 0.25 percentage points higher than your fee before the increase (See "Charges -- SecureSource 20 rider fee").


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6. When the RBA and contract value is reduced to zero and either the withdrawal is taken when the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.

7. Termination of the contract for any reason will terminate the rider.

8. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

For an example, see Appendix D.


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APPENDIX O: SECURESOURCE STAGES RIDER DISCLOSURE

SECURESOURCE STAGES RIDERS
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains. The SecureSource Stages rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.

This benefit is intended for assets you plan to hold and let accumulate for at least three years. Your benefits under the rider can be reduced if any of the following occurs:

- If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time;

- If you take a withdrawal after the waiting period and if you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

- If you take a withdrawal and later choose to allocate your contract value to an investment option that is more aggressive than the target investment option.

- If the contract value is 20% or more below purchase payments increased by any step ups or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year that the lifetime benefit is available. The lifetime benefit amount can vary based on your attained age and based on the relationship of your contract value to the withdrawal adjustment base. Each contract year after the waiting period, the percentage used to determine the benefit amount is set when the first withdrawal is taken and fixed for the remainder of that year.

At any time after the waiting period, as long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge and no market value adjustment will be applied. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and any applicable market value adjustment. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.


Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.


Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY
There are two optional SecureSource Stages riders available under your contract:

- SecureSource Stages - Single Life

- SecureSource Stages - Joint Life

The information in this section applies to both SecureSource Stages riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages -- Single Life rider covers one person. The SecureSource Stages -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages -- Single Life rider or the SecureSource Stages -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Stages rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if you purchase your contract on or after Nov. 30, 2009; and

- SINGLE LIFE: you are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource Stages riders are not available under an inherited qualified annuity.


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The SecureSource Stages rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

- SINGLE LIFE: death (see "At Death" heading below).

- JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).

KEY TERMS
The key terms associated with the SecureSource Stages rider are:

AGE BANDS: Each age band is associated with a set of lifetime payment percentages. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, other factors determine when you move to a higher age band.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band. When the ALP is available, the annual withdrawal amount guaranteed by the rider can vary each contract year.

ANNUAL STEP-UP: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

EXCESS WITHDRAWAL: (1) a withdrawal taken after the waiting period and before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment when the annual lifetime payment is available.

EXCESS WITHDRAWAL PROCESSING: after the waiting period, a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment. Two percentages ("percentage A" and "percentage B") are used for each age band.

PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. Whenever the annual lifetime payment is available, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.

RIDER CREDIT: an amount that can be added to the benefit base on each of the first ten rider anniversaries, based on a rider credit percentage of 8% in year one and 6% for years two through ten, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and withdrawals in the waiting period may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.

WAITING PERIOD: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the lifetime payment percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

IMPORTANT SECURESOURCE STAGES RIDER CONSIDERATIONS
You should consider whether a SecureSource Stages rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This

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  possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reestablished based on your contract value at that time. Although your benefits will be set to zero until the end of waiting period, we will deduct rider fees, based on the anniversary contract value for the remainder of the waiting period. Any withdrawal request within the 3-year waiting period must be submitted in writing. In addition, any withdrawals in the first 10 years will terminate the rider credits. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model portfolio changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the target investment option after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target or investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows: the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and the ALP and RALP, if available, will be recalculated. You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource Stages rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

  Dissolution of marriage does not terminate the SecureSource Stages -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

  For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse

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           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  189
  as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource Stages -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawal of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.


- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

LIFETIME BENEFIT DESCRIPTION
SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (JOINT LIFE: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. When the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.


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If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50. The ALP will be available on later of the rider anniversary after the waiting period, or the date the covered person's attained age equals age 50.

JOINT LIFE: The ALP is established on the earliest of the following dates:

- The rider effective date if the younger covered spouse has already reached age 50.

- The date the younger covered spouse's attained age equals age 50.

- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

The ALP will be available on later of the rider anniversary after the waiting period, or the date the ALP is established.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): the remaining annual lifetime payment guaranteed for withdrawal after any withdrawals are made. The RALP is established at the same time as the ALP. The RALP will be zero during the waiting period. After the waiting period, the RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.

For ages:

- 50-58, percentage A is 4% and percentage B is 3%.

- 59-64, percentage A is 5% and percentage B is 4%.

- 65-79, percentage A is 6% and percentage B is 5%.

- 80 and older, percentage A is 7% and percentage B is 6%.

The age band for the lifetime payment percentage is determined at the following times:

- When the ALP is established: The age band for the lifetime payment percentage used to calculate the initial ALP is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouses attained age).

- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouses subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any annual rider fee increase or if a withdrawal has been taken since the ALP was made available, then the lifetime payment percentage will not change on subsequent birthdays.)

- Upon annual step-ups (see "Annual step ups" below).

- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was available and no annual rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.

The following determines whether Percentage A or Percentage B is used for each applicable age band:

During the waiting period, percentage A will be used to determine the amount payable to beneficiaries under the principal back guarantee (PBG).

After the waiting period, a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below.


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On each valuation date, if the benefit determining percentage is less than the
20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:

1 - (A/B) where:

     A = Contract value at the end of the prior valuation period

     B = WAB at the end of the prior valuation period

After the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.

Under certain limited situations, your Lifetime Payment Percentage will not vary each contract year. Percentage A or percentage B will be determined at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:

- if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or

- when the contract value reduces to zero, or

- on the date of death (JOINT LIFE: remaining covered spouse's date of death) when a death benefit is payable.

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.

DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values and principal back guarantee (PBG) are determined at the following times and are subject to a maximum benefit base (BB), credit base (CB), withdrawal adjustment base (WAB) and PBG amount of $10 million each:

- On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.

- When an additional purchase payment is made: Before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB, CB (unless it has been permanently set to zero), BB and PBG will be increased by the amount of each additional purchase payment.

- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits. If the first withdrawal is taken during the waiting period, the WAB, BB and PBG will be set equal to zero until the end of the waiting period.

- Whenever a withdrawal is taken after the waiting period:

     (a) the WAB will be reduced by the "adjustment for withdrawal," as defined below.

     (b) if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.

     (c) if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the "adjustment for withdrawal," and the PBG will be reduced by the greater of the amount of the withdrawal or the "adjustment for withdrawal," but it will not be less than zero.

     (d) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

          The PBG will be reset to the lesser of:

          (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

          (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

A X B     where:
---
  C


          A = the amount of the withdrawal minus the RALP

          B = the PBG minus the RALP on the date of (but prior to) the withdrawal

          C = the contract value on the date of (but prior to) the withdrawal minus the RALP


--------------------------------------------------------------------------------
 192  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

The BB will be reduced by an amount as calculated below:

D X E     where:
---
  F


          D = the amount of the withdrawal minus the RALP

          E = the BB on the date of (but prior to) the withdrawal

          F = the contract value on the date of (but prior to) the withdrawal minus the RALP.

          ADJUSTMENT FOR WITHDRAWAL DEFINITION: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the "adjustment for withdrawal." The "adjustment for withdrawal" is calculated as follows:

G X H     where:
---
  I


          G = the amount the contract value is reduced by the withdrawal

          H = the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal

          I = the contract value on the date of (but prior to) the withdrawal.

RIDER ANNIVERSARY PROCESSING: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

- On the rider anniversary following the waiting period: If a withdrawal was taken during the waiting period and you did not decline any annual rider fee increase as described in the rider charges provision, the BB, WAB and PBG are reset to the contract value. If a withdrawal was taken during the waiting period and you declined any annual rider fee increase, the BB and PBG are reset to the lesser of (1) the BB or PBG (as applicable) at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value. The WAB will be reset to the BB.

- The WAB on rider anniversaries: Unless you decline any annual rider fee increase or take a withdrawal during the waiting period, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If a withdrawal was taken during the waiting period, the WAB will be increased to the contract value, if the contract value is greater, starting on the rider anniversary following the waiting period.

RIDER CREDITS: If you did not take any withdrawals and you did not decline any annual rider fee increase, a rider credit may be available for the first ten rider anniversaries. On the first rider anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent rider credit anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first rider anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit anniversaries the BB and WAB will be set to the greater of the current BB, or the BB on the prior rider anniversary increased by the rider credit and any additional purchase payments since the prior rider anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10(th) rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.

ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you take any withdrawals during the waiting period, the annual step-up will not be available until the 3(rd) rider anniversary. If you decline any annual rider fee increase, future annual step-ups will no longer be available.

The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS
REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of

--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS 193 your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

- The withdrawal is after the waiting period;

- The annual lifetime payment is available;

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. A withdrawal during the waiting period will reset the benefit base, the withdrawal adjustment base and the principal back guarantee to the contract value at the end of the waiting period. After the waiting period, a withdrawal taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
Stages -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up. The WAB will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR SURRENDER: Minimum account values following a surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

In either case above:

  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

  - We will no longer accept additional purchase payments.

  - No more charges will be collected for the rider.

  - The current ALP is fixed for as long as payments are made.

  - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

  - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.


--------------------------------------------------------------------------------
 194  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

AT DEATH:
SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

- elect to take the death benefit under the terms of the contract, or

- elect to take the principal back guarantee available under this rider, or

- continue the contract and the SecureSource Stages rider under the spousal continuation option.

For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

- If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.

- If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band shown on the contract data page will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.

In either of the above cases:

- After the date of death, there will be no additional rider credits or annual step-ups.

- The lifetime payment percentage used will be set as of the date of death.

- The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

If the PBG equals zero, the benefit terminates. No further payments are made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

ASSIGNMENT: If allowed by state law, an assignment is subject to our approval.

ANNUITY PROVISIONS: You can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION
The SecureSource Stages rider cannot be terminated either by you or us except as follows:

- SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

- SINGLE LIFE: after the death benefit is payable, the rider will terminate.

- SINGLE LIFE: spousal continuation will terminate the rider.

- JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

- On the annuitization start date, the rider will terminate.


--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  195

  - You may terminate the rider if your annual rider fee would increase more than 0.25 percentage points (See "Charges -- SecureSource Stages rider fee")

- When the contract value is reduced to zero and either the withdrawal taken when the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

- Termination of the contract for any reason will terminate the rider.

For an example, see Appendix D.


--------------------------------------------------------------------------------
 196  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX P: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,      2011      2010     2009     2008     2007     2006     2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.22     $1.05    $0.69    $1.34    $1.13    $1.06   $1.04   $1.00   $1.00      --
Accumulation unit
  value at end of
  period                 $0.92     $1.22    $1.05    $0.69    $1.34    $1.13   $1.06   $1.04   $1.00      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 114       144      126      108      110      112     113     114       5      --
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.11     $1.00    $0.85    $1.45    $1.40    $1.21   $1.18   $1.07   $1.00      --
Accumulation unit
  value at end of
  period                 $1.17     $1.11    $1.00    $0.85    $1.45    $1.40   $1.21   $1.18   $1.07      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 183       201      201      210      226      247     256     243      23      --
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.19     $1.16    $0.88    $1.91    $1.83    $1.38   $1.20   $1.00      --      --
Accumulation unit
  value at end of
  period                 $0.95     $1.19    $1.16    $0.88    $1.91    $1.83   $1.38   $1.20      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               1,866     1,831    6,541    7,308    4,293    2,708   1,766     209      --      --
------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit
  value at beginning
  of period              $1.00     $0.86    $0.67    $0.90    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.98     $1.00    $0.86    $0.67    $0.90       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  53        --       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.06     $0.92    $0.70    $1.21    $1.02    $1.07   $1.06   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.05     $1.06    $0.92    $0.70    $1.21    $1.02   $1.07   $1.06      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               2,157     2,614    2,924    3,189    3,364    7,580   3,015     376      --      --
------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.17     $1.05    $0.89    $1.23    $1.32    $1.13   $1.09   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.16     $1.17    $1.05    $0.89    $1.23    $1.32   $1.13   $1.09      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  29        34       33        2        1       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.05     $1.06    $1.08    $1.07    $1.03    $1.00   $0.99   $1.00   $1.00      --
Accumulation unit
  value at end of
  period                 $1.03     $1.05    $1.06    $1.08    $1.07    $1.03   $1.00   $0.99   $1.00      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               1,536     2,911    5,788    1,365      513      401     106      18      15      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.24     $1.17    $1.03    $1.12    $1.08    $1.05   $1.04   $1.01   $1.00      --
Accumulation unit
  value at end of
  period                 $1.31     $1.24    $1.17    $1.03    $1.12    $1.08   $1.05   $1.04   $1.01      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               1,322     2,221   22,157   16,780   14,001    8,025   1,298   1,598     146      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period              $1.68     $1.46    $1.16    $1.98    $1.86    $1.57   $1.41   $1.21   $0.87   $1.09
Accumulation unit
  value at end of
  period                 $1.57     $1.68    $1.46    $1.16    $1.98    $1.86   $1.57   $1.41   $1.21   $0.87
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               2,844     3,253   15,601   12,449    8,833    6,769   3,606   1,251     828     608
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period              $0.66     $0.57    $0.47    $0.82    $0.81    $0.71   $0.68   $0.65   $0.51   $0.67
Accumulation unit
  value at end of
  period                 $0.69     $0.66    $0.57    $0.47    $0.82    $0.81   $0.71   $0.68   $0.65   $0.51
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               2,709     3,592    4,017    4,256    4,540    5,152   3,969   2,410     453     194
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period              $2.56     $2.17    $1.27    $2.77    $2.04    $1.54   $1.17   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.99     $2.56    $2.17    $1.27    $2.77    $2.04   $1.54   $1.17      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 716       670    2,782    3,582    2,132    1,922   1,178     160      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit
  value at beginning
  of period              $1.16     $1.13    $1.08    $1.09    $1.03    $1.00      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.26     $1.16    $1.13    $1.08    $1.09    $1.03      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 383       489   15,152    6,045    5,763    4,338      --      --      --      --
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  197

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011      2010     2009     2008     2007     2006     2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (04/28/2006)
Accumulation unit
  value at beginning
  of period              $1.24     $1.13    $0.79    $1.07    $1.07    $1.00      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.30     $1.24    $1.13    $0.79    $1.07    $1.07      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 626       790      834    1,009    1,242    2,212      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period              $1.60     $1.42    $0.94    $1.27    $1.27    $1.16   $1.13   $1.03   $0.84   $0.91
Accumulation unit
  value at end of
  period                 $1.66     $1.60    $1.42    $0.94    $1.27    $1.27   $1.16   $1.13   $1.03   $0.84
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 583       678      755      746      910    1,056     970     715     521     389
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (06/01/2004)
Accumulation unit
  value at beginning
  of period              $1.51     $1.35    $0.96    $1.20    $1.19    $1.12   $1.10   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.58     $1.51    $1.35    $0.96    $1.20    $1.19   $1.12   $1.10      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 215       256    9,864    5,119    4,197    1,896      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.44     $1.29    $1.02    $1.74    $1.57    $1.28   $1.14   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.25     $1.44    $1.29    $1.02    $1.74    $1.57   $1.28   $1.14      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  --        --       --        4        4       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.14     $0.99    $0.73    $1.33    $1.31    $1.20   $1.12   $1.05   $1.00      --
Accumulation unit
  value at end of
  period                 $1.09     $1.14    $0.99    $0.73    $1.33    $1.31   $1.20   $1.12   $1.05      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  --         4        4       72       55        4      --      --      56      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (05/01/2007)
Accumulation unit
  value at beginning
  of period              $1.00     $0.84    $0.67    $1.12    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.96     $1.00    $0.84    $0.67    $1.12       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 512       577   20,058   11,908    7,074       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.88     $0.78    $0.58    $1.14    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.73     $0.88    $0.78    $0.58    $1.14       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  20        20       20       25       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.90     $0.75    $0.54    $1.00    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.82     $0.90    $0.75    $0.54    $1.00       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  44        --       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.21     $1.07    $0.86    $1.39    $1.34    $1.18   $1.15   $1.06   $1.00      --
Accumulation unit
  value at end of
  period                 $1.21     $1.21    $1.07    $0.86    $1.39    $1.34   $1.18   $1.15   $1.06      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 366       375      327      259      266      256     250     302      59      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period              $1.23     $1.22    $1.17    $1.22    $1.17    $1.15   $1.15   $1.15   $1.15   $1.10
Accumulation unit
  value at end of
  period                 $1.23     $1.23    $1.22    $1.17    $1.22    $1.17   $1.15   $1.15   $1.15   $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 944     1,141    3,618    1,927    1,780    2,023   2,009   2,283   2,513   2,555
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (CLASS 2) (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.49     $1.20    $0.97    $1.37    $1.43    $1.22   $1.17   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.38     $1.49    $1.20    $0.97    $1.37    $1.43   $1.22   $1.17      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 218       239   10,188    6,327    4,714        4      --      --      --      --
------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.97     $0.85    $0.72    $1.10    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.84     $0.97    $0.85    $0.72    $1.10       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  26        24       22        1       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.83     $0.76    $0.62    $1.09    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.69     $0.83    $0.76    $0.62    $1.09       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  84        59       57       26       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.27     $1.23    $0.96    $1.55    $1.52    $1.26   $1.14   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.01     $1.27    $1.23    $0.96    $1.55    $1.52   $1.26   $1.14      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  --         2        2        8        8        4      --      --      --      --
------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit
  value at beginning
  of period              $1.08     $1.00    $0.71    $0.98    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.09     $1.08    $1.00    $0.71    $0.98       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 348       447    7,675    4,506    3,095       --      --      --      --      --
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 198  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011      2010     2009     2008     2007     2006     2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.50     $1.30    $0.97    $1.72    $1.49    $1.36   $1.18   $1.04   $1.00      --
Accumulation unit
  value at end of
  period                 $1.43     $1.50    $1.30    $0.97    $1.72    $1.49   $1.36   $1.18   $1.04      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               4,207     5,203    8,488   13,235   12,095   12,306   6,320   2,509     211      --
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.25     $1.18    $1.04    $1.09    $1.07    $1.04   $1.03   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.32     $1.25    $1.18    $1.04    $1.09    $1.07   $1.04   $1.03      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               1,880     2,375   11,682    8,946    9,111    3,611   3,067     321      --      --
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit
  value at beginning
  of period              $2.40     $1.89    $1.38    $2.31    $2.03    $1.83   $1.58   $1.28   $0.94   $1.06
Accumulation unit
  value at end of
  period                 $2.11     $2.40    $1.89    $1.38    $2.31    $2.03   $1.83   $1.58   $1.28   $0.94
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               1,297     1,658    4,341    5,011    3,849    3,086   2,479   2,101   1,221     723
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.44     $1.30    $1.04    $1.89    $1.64    $1.41   $1.21   $1.08   $1.00      --
Accumulation unit
  value at end of
  period                 $1.18     $1.44    $1.30    $1.04    $1.89    $1.64   $1.41   $1.21   $1.08      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 466       480      518      572      558      841     705     311      11      --
------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period              $1.73     $1.56    $1.16    $1.68    $1.64    $1.41   $1.41   $1.25   $0.97   $0.99
Accumulation unit
  value at end of
  period                 $1.74     $1.73    $1.56    $1.16    $1.68    $1.64   $1.41   $1.41   $1.25   $0.97
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               1,647     1,877    2,165    2,664    3,166    3,383   3,865   4,021   3,071   2,665
------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.86     $1.65    $1.41    $1.35    $1.23    $1.11   $1.16   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.82     $1.86    $1.65    $1.41    $1.35    $1.23   $1.11   $1.16      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 883       932    7,523    5,803    5,914    3,641   1,249     195      --      --
------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.13     $1.07    $0.83    $1.46    $1.45    $1.20   $1.12   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.04     $1.13    $1.07    $0.83    $1.46    $1.45   $1.20   $1.12      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 241       215      211      232      168       19      23      15      --      --
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period              $2.99     $2.43    $1.85    $2.98    $2.93    $2.56   $2.30   $1.86   $1.47   $1.56
Accumulation unit
  value at end of
  period                 $2.76     $2.99    $2.43    $1.85    $2.98    $2.93   $2.56   $2.30   $1.86   $1.47
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 967     1,131    2,893    3,112    3,200    2,732   2,047   1,426   1,312   1,266
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period              $0.83     $0.74    $0.62    $1.00    $1.03    $0.93   $0.88   $0.78   $0.61   $0.79
Accumulation unit
  value at end of
  period                 $0.85     $0.83    $0.74    $0.62    $1.00    $1.03   $0.93   $0.88   $0.78   $0.61
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 629       876    1,023    1,018    1,360    1,467   1,568   1,667   1,619   1,894
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.02     $0.90    $0.75    $1.33    $1.21    $1.16   $1.08   $1.03   $1.00      --
Accumulation unit
  value at end of
  period                 $0.92     $1.02    $0.90    $0.75    $1.33    $1.21   $1.16   $1.08   $1.03      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  12        12       63       62       62       40      10      38      22      --
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen
V.I. Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van Kampen V.I. Capital
Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II
Shares.
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.35     $1.16    $0.83    $1.58    $1.45    $1.27   $1.18   $1.04   $1.00      --
Accumulation unit
  value at end of
  period                 $1.23     $1.35    $1.16    $0.83    $1.58    $1.45   $1.27   $1.18   $1.04      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 116       103      108      114      108      108      89      87      --      --
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen
V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.94     $0.91    $0.72    $1.03    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.96     $0.94    $0.91    $0.72    $1.03       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  48        33       14       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.90     $0.81    $0.61    $1.04    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.83     $0.90    $0.81    $0.61    $1.04       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 359       385   15,819    5,951    3,303       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.29     $1.13    $0.89    $1.41    $1.46    $1.28   $1.25   $1.08   $1.00      --
Accumulation unit
  value at end of
  period                 $1.24     $1.29    $1.13    $0.89    $1.41    $1.46   $1.28   $1.25   $1.08      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               3,854     4,490    9,591   10,469    9,083    8,762   5,134     894      37      --
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  199

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011      2010     2009     2008     2007     2006     2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.94     $0.84    $0.63    $1.06    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.88     $0.94    $0.84    $0.63    $1.06       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 409       448   17,145   12,315    8,645       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (05/01/2007)
Accumulation unit
  value at beginning
  of period              $1.05     $0.85    $0.60    $1.03    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.05     $1.05    $0.85    $0.60    $1.03       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  55        --       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.26     $1.16    $1.00    $1.31    $1.28    $1.16   $1.15   $1.05   $1.00      --
Accumulation unit
  value at end of
  period                 $1.26     $1.26    $1.16    $1.00    $1.31    $1.28   $1.16   $1.15   $1.05      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 866     1,476    1,492    1,568    1,781    1,861   1,916   1,655      80      --
------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/06/2003)
Accumulation unit
  value at beginning
  of period              $2.34     $2.09    $1.60    $2.60    $2.07    $1.60   $1.40   $1.09   $1.00      --
Accumulation unit
  value at end of
  period                 $2.45     $2.34    $2.09    $1.60    $2.60    $2.07   $1.60   $1.40   $1.09      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  40        56       56       49       53       71      68      67      10      --
------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.78     $0.65    $0.47    $0.85    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.69     $0.78    $0.65    $0.47    $0.85       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 134       174    3,671    4,330    1,772       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period              $1.19     $0.91    $0.59    $1.12    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.09     $1.19    $0.91    $0.59    $1.12       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                   1         5        5        6        8       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.11     $1.04    $0.73    $1.36    $1.21    $1.14   $1.11   $1.05   $1.00      --
Accumulation unit
  value at end of
  period                 $1.08     $1.11    $1.04    $0.73    $1.36    $1.21   $1.14   $1.11   $1.05      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               1,933     2,305    2,318    2,536    2,419    2,780   2,447     574      24      --
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit
  value at beginning
  of period              $1.60     $1.40    $1.02    $1.73    $1.66    $1.43   $1.27   $1.09   $0.77   $1.00
Accumulation unit
  value at end of
  period                 $1.44     $1.60    $1.40    $1.02    $1.73    $1.66   $1.43   $1.27   $1.09   $0.77
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 627       986      964      930      941      968     903     803     299       6
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit
  value at beginning
  of period              $1.63     $1.44    $1.23    $1.46    $1.36    $1.28   $1.27   $1.19   $1.03   $1.00
Accumulation unit
  value at end of
  period                 $1.62     $1.63    $1.44    $1.23    $1.46    $1.36   $1.28   $1.27   $1.19   $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               2,236     2,721   14,510   11,434    9,968    5,557   3,403   1,659     415      83
------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (11/06/2003)
Accumulation unit
  value at beginning
  of period              $1.43     $1.18    $0.88    $1.43    $1.48    $1.31   $1.21   $1.03   $1.00      --
Accumulation unit
  value at end of
  period                 $1.38     $1.43    $1.18    $0.88    $1.43    $1.48   $1.31   $1.21   $1.03      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 286       342      389      373      359      380     407     389      72      --
------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit
  value at beginning
  of period              $1.14     $1.03    $0.86    $1.03    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.15     $1.14    $1.03    $0.86    $1.03       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 254       274    8,749   10,160    8,295       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.12     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.07     $1.12       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               2,958     2,845       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.12     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.07     $1.12       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              29,473    35,540       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.04     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.06     $1.04       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               4,906     2,696       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.04     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.06     $1.04       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              20,689    20,921       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 200  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011      2010     2009     2008     2007     2006     2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
Accumulation unit
  value at beginning
  of period              $0.85     $0.78    $0.60    $0.99    $1.00       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $0.81     $0.85    $0.78    $0.60    $0.99       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 565       622   21,293   10,481    6,624       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.31     $1.09    $0.81    $1.30    $1.24    $1.09   $1.10   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.21     $1.31    $1.09    $0.81    $1.30    $1.24   $1.09   $1.10      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  --        --       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.09     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.08     $1.09       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              33,733    30,458       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.09     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.08     $1.09       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             127,883   131,141       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.11     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.08     $1.11       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              26,527    25,767       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.11     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.08     $1.11       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              66,149    77,624       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.07     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.07     $1.07       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               7,018     6,557       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period              $1.07     $1.00       --       --       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                 $1.07     $1.07       --       --       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              25,656    24,507       --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2002)
Accumulation unit
  value at beginning
  of period              $1.64     $1.33    $0.99    $1.47    $1.57    $1.32   $1.27   $1.07   $0.79   $1.00
Accumulation unit
  value at end of
  period                 $1.54     $1.64    $1.33    $0.99    $1.47    $1.57   $1.32   $1.27   $1.07   $0.79
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               1,423     1,652    1,946    2,163    2,437    2,461   2,507     735     158      35
------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit
  value at beginning
  of period              $2.18     $1.77    $1.20    $2.24    $1.95    $1.44   $1.20   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.83     $2.18    $1.77    $1.20    $2.24    $1.95   $1.44   $1.20      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 936       968    4,062    4,898    2,928    2,562   1,712     264      --      --
------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit
  value at beginning
  of period              $1.42     $1.17    $0.83    $1.40    $1.35    $1.27   $1.16   $1.00      --      --
Accumulation unit
  value at end of
  period                 $1.35     $1.42    $1.17    $0.83    $1.40    $1.35   $1.27   $1.16      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                 828       999    4,279    3,607    2,886    1,545   1,215     162      --      --
------------------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                         2011     2010     2009     2008     2007    2006    2005    2004
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $1.02    $0.88    $0.59    $1.15   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.77    $1.02    $0.88    $0.59   $1.15      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $0.97    $0.88    $0.75    $1.29   $1.26   $1.10   $1.07   $1.00
Accumulation unit
  value at end of
  period                                    $1.01    $0.97    $0.88    $0.75   $1.29   $1.26   $1.10   $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.14    $1.11    $0.85    $1.85   $1.80   $1.36   $1.19   $1.00
Accumulation unit
  value at end of
  period                                    $0.90    $1.14    $1.11    $0.85   $1.85   $1.80   $1.36   $1.19
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     14       15       24       40      59      67      39       6
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  201

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2011     2010     2009     2008     2007    2006    2005    2004
------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.98    $0.84    $0.66    $0.89   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.95    $0.98    $0.84    $0.66   $0.89      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.00    $0.89    $0.67    $1.18   $1.00   $1.06   $1.06   $1.00
Accumulation unit
  value at end of
  period                                    $0.99    $1.00    $0.89    $0.67   $1.18   $1.00   $1.06   $1.06
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     18       19       19       42      91     149      50      --
------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.11    $1.00    $0.86    $1.20   $1.29   $1.11   $1.09   $1.00
Accumulation unit
  value at end of
  period                                    $1.09    $1.11    $1.00    $0.86   $1.20   $1.29   $1.11   $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.00    $1.02    $1.04    $1.04   $1.02   $0.99   $0.99   $1.00
Accumulation unit
  value at end of
  period                                    $0.98    $1.00    $1.02    $1.04   $1.04   $1.02   $0.99   $0.99
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      5       61       73      353      --       7       4      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.17    $1.11    $0.99    $1.08   $1.05   $1.03   $1.03   $1.00
Accumulation unit
  value at end of
  period                                    $1.23    $1.17    $1.11    $0.99   $1.08   $1.05   $1.03   $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      5       11       59      105      66      40      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.31    $1.15    $0.92    $1.58   $1.50   $1.28   $1.15   $1.00
Accumulation unit
  value at end of
  period                                    $1.22    $1.31    $1.15    $0.92   $1.58   $1.50   $1.28   $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     23       28       51       82     160     181      83      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $0.98    $0.85    $0.70    $1.24   $1.23   $1.09   $1.05   $1.00
Accumulation unit
  value at end of
  period                                    $1.00    $0.98    $0.85    $0.70   $1.24   $1.23   $1.09   $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --       2      14      21      19
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $2.44    $2.08    $1.22    $2.70   $2.00   $1.52   $1.16   $1.00
Accumulation unit
  value at end of
  period                                    $1.88    $2.44    $2.08    $1.22   $2.70   $2.00   $1.52   $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      5        7        8       18      32      46      24       3
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit
  value at beginning
  of period                                 $1.12    $1.10    $1.06    $1.08   $1.02   $1.00      --      --
Accumulation unit
  value at end of
  period                                    $1.21    $1.12    $1.10    $1.06   $1.08   $1.02      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      3        6       29       44      38      29      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (04/28/2006)
Accumulation unit
  value at beginning
  of period                                 $1.20    $1.09    $0.78    $1.06   $1.06   $1.00      --      --
Accumulation unit
  value at end of
  period                                    $1.25    $1.20    $1.09    $0.78   $1.06   $1.06      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      2        2        2        7      42      70      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.46    $1.31    $0.87    $1.19   $1.19   $1.10   $1.08   $1.00
Accumulation unit
  value at end of
  period                                    $1.51    $1.46    $1.31    $0.87   $1.19   $1.19   $1.10   $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      1        1        1        6      38      55      30       4
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (06/01/2004)
Accumulation unit
  value at beginning
  of period                                 $1.43    $1.30    $0.93    $1.17   $1.17   $1.10   $1.09   $1.00
Accumulation unit
  value at end of
  period                                    $1.49    $1.43    $1.30    $0.93   $1.17   $1.17   $1.10   $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      1        4       14       23      31      14      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.37    $1.23    $0.99    $1.70   $1.54   $1.27   $1.14   $1.00
Accumulation unit
  value at end of
  period                                    $1.18    $1.37    $1.23    $0.99   $1.70   $1.54   $1.27   $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.04    $0.91    $0.68    $1.24   $1.23   $1.13   $1.07   $1.00
Accumulation unit
  value at end of
  period                                    $0.98    $1.04    $0.91    $0.68   $1.24   $1.23   $1.13   $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      1        1        1        1      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.97    $0.82    $0.66    $1.12   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.93    $0.97    $0.82    $0.66   $1.12      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      1       10       35       35      43      --      --      --
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 202  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2011     2010     2009     2008     2007    2006    2005    2004
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.86    $0.77    $0.57    $1.13   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.70    $0.86    $0.77    $0.57   $1.13      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.88    $0.73    $0.53    $0.99   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.79    $0.88    $0.73    $0.53   $0.99      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.09    $0.97    $0.79    $1.28   $1.24   $1.10   $1.08   $1.00
Accumulation unit
  value at end of
  period                                    $1.08    $1.09    $0.97    $0.79   $1.28   $1.24   $1.10   $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.02    $1.02    $0.98    $1.03   $1.00   $0.99   $0.99   $1.00
Accumulation unit
  value at end of
  period                                    $1.02    $1.02    $1.02    $0.98   $1.03   $1.00   $0.99   $0.99
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      3        3       14       21      --       9       5      --
------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (CLASS 2) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.42    $1.15    $0.94    $1.34   $1.40   $1.20   $1.16   $1.00
Accumulation unit
  value at end of
  period                                    $1.30    $1.42    $1.15    $0.94   $1.34   $1.40   $1.20   $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --        3       16       18      30      --      --      --
------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.95    $0.83    $0.71    $1.10   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.81    $0.95    $0.83    $0.71   $1.10      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.80    $0.75    $0.61    $1.09   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.67    $0.80    $0.75    $0.61   $1.09      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.20    $1.18    $0.92    $1.51   $1.49   $1.24   $1.14   $1.00
Accumulation unit
  value at end of
  period                                    $0.96    $1.20    $1.18    $0.92   $1.51   $1.49   $1.24   $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $1.05    $0.98    $0.70    $0.98   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $1.05    $1.05    $0.98    $0.70   $0.98      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --        2       15       27      13      --      --      --
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.34    $1.17    $0.88    $1.58   $1.37   $1.26   $1.10   $1.00
Accumulation unit
  value at end of
  period                                    $1.27    $1.34    $1.17    $0.88   $1.58   $1.37   $1.26   $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     26       31       38       83     177     296     101       8
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.19    $1.13    $1.00    $1.06   $1.04   $1.03   $1.03   $1.00
Accumulation unit
  value at end of
  period                                    $1.25    $1.19    $1.13    $1.00   $1.06   $1.04   $1.03   $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     10       13       36       65     166     215     115      19
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.76    $1.40    $1.02    $1.73   $1.53   $1.40   $1.21   $1.00
Accumulation unit
  value at end of
  period                                    $1.53    $1.76    $1.40    $1.02   $1.73   $1.53   $1.40   $1.21
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      5        6       13       23      38      39      16      --
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.26    $1.14    $0.92    $1.68   $1.47   $1.27   $1.10   $1.00
Accumulation unit
  value at end of
  period                                    $1.02    $1.26    $1.14    $0.92   $1.68   $1.47   $1.27   $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --        1       2       5       6       5
------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.31    $1.19    $0.90    $1.30   $1.29   $1.11   $1.12   $1.00
Accumulation unit
  value at end of
  period                                    $1.31    $1.31    $1.19    $0.90   $1.30   $1.29   $1.11   $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.77    $1.58    $1.36    $1.31   $1.21   $1.10   $1.16   $1.00
Accumulation unit
  value at end of
  period                                    $1.72    $1.77    $1.58    $1.36   $1.31   $1.21   $1.10   $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      3        5       18       34      64      78      39       8
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  203

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2011     2010     2009     2008     2007    2006    2005    2004
------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.08    $1.03    $0.80    $1.42   $1.42   $1.19   $1.12   $1.00
Accumulation unit
  value at end of
  period                                    $0.98    $1.08    $1.03    $0.80   $1.42   $1.42   $1.19   $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.48    $1.21    $0.93    $1.51   $1.49   $1.32   $1.19   $1.00
Accumulation unit
  value at end of
  period                                    $1.36    $1.48    $1.21    $0.93   $1.51   $1.49   $1.32   $1.19
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      7       12       17       30      58      65      28       3
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.75    $0.68    $0.58    $0.93   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.77    $0.75    $0.68    $0.58   $0.93      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $0.95    $0.85    $0.72    $1.28   $1.17   $1.13   $1.06   $1.00
Accumulation unit
  value at end of
  period                                    $0.86    $0.95    $0.85    $0.72   $1.28   $1.17   $1.13   $1.06
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen
V.I. Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van Kampen V.I. Capital
Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II
Shares.
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.20    $1.04    $0.75    $1.45   $1.34   $1.18   $1.10   $1.00
Accumulation unit
  value at end of
  period                                    $1.09    $1.20    $1.04    $0.75   $1.45   $1.34   $1.18   $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen
V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.91    $0.89    $0.71    $1.02   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.93    $0.91    $0.89    $0.71   $1.02      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.88    $0.80    $0.60    $1.04   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.80    $0.88    $0.80    $0.60   $1.04      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --        3       23       20      22      --      --      --
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.11    $0.98    $0.78    $1.24   $1.30   $1.15   $1.13   $1.00
Accumulation unit
  value at end of
  period                                    $1.06    $1.11    $0.98    $0.78   $1.24   $1.30   $1.15   $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     31       34       42       78     192     235     119      13
------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.92    $0.82    $0.62    $1.05   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.85    $0.92    $0.82    $0.62   $1.05      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      1        7       33       38      55      --      --      --
------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $1.02    $0.83    $0.59    $1.03   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $1.01    $1.02    $0.83    $0.59   $1.03      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --        4       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.13    $1.06    $0.92    $1.21   $1.19   $1.09   $1.08   $1.00
Accumulation unit
  value at end of
  period                                    $1.13    $1.13    $1.06    $0.92   $1.21   $1.19   $1.09   $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.98    $1.78    $1.37    $2.25   $1.81   $1.41   $1.24   $1.00
Accumulation unit
  value at end of
  period                                    $2.06    $1.98    $1.78    $1.37   $2.25   $1.81   $1.41   $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --        2       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.76    $0.64    $0.46    $0.84   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.67    $0.76    $0.64    $0.46   $0.84      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --        1        6        9      11      --      --      --
------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $1.16    $0.90    $0.58    $1.12   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $1.05    $1.16    $0.90    $0.58   $1.12      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 204  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2011     2010     2009     2008     2007    2006    2005    2004
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.02    $0.95    $0.68    $1.27   $1.14   $1.08   $1.06   $1.00
Accumulation unit
  value at end of
  period                                    $0.98    $1.02    $0.95    $0.68   $1.27   $1.14   $1.08   $1.06
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     12       12       11       19      57      87      48       8
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.37    $1.21    $0.89    $1.53   $1.47   $1.28   $1.15   $1.00
Accumulation unit
  value at end of
  period                                    $1.23    $1.37    $1.21    $0.89   $1.53   $1.47   $1.28   $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.31    $1.16    $1.00    $1.20   $1.12   $1.07   $1.07   $1.00
Accumulation unit
  value at end of
  period                                    $1.29    $1.31    $1.16    $1.00   $1.20   $1.12   $1.07   $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      6       10       34       60     120     136      68      12
------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.32    $1.10    $0.82    $1.35   $1.40   $1.25   $1.16   $1.00
Accumulation unit
  value at end of
  period                                    $1.26    $1.32    $1.10    $0.82   $1.35   $1.40   $1.25   $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $1.11    $1.01    $0.85    $1.03   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $1.11    $1.11    $1.01    $0.85   $1.03      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      1        5       25       43      46      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.11    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.05    $1.11       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.11    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.06    $1.11       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    223      266       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.04    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.05    $1.04       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.04    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.05    $1.04       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
Accumulation unit
  value at beginning
  of period                                 $0.83    $0.76    $0.59    $0.98   $1.00      --      --      --
Accumulation unit
  value at end of
  period                                    $0.78    $0.83    $0.76    $0.59   $0.98      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      1        6       38       35      41      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.25    $1.05    $0.78    $1.26   $1.22   $1.08   $1.09   $1.00
Accumulation unit
  value at end of
  period                                    $1.14    $1.25    $1.05    $0.78   $1.26   $1.22   $1.08   $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.08    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.06    $1.08       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     47       47       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.08    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.06    $1.08       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    239      257       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.10    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.06    $1.10       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.10    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.06    $1.10       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       69       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  205

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2011     2010     2009     2008     2007    2006    2005    2004
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.06    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.06    $1.06       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     --       --       --       --      --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit
  value at beginning
  of period                                 $1.06    $1.00       --       --      --      --      --      --
Accumulation unit
  value at end of
  period                                    $1.06    $1.06       --       --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     61       61     ----       --      --      --      --
------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.41    $1.16    $0.87    $1.30   $1.40   $1.19   $1.15   $1.00
Accumulation unit
  value at end of
  period                                    $1.32    $1.41    $1.16    $0.87   $1.30   $1.40   $1.19   $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                     10       10       11       17      56      72      43       5
------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $2.07    $1.70    $1.16    $2.17   $1.91   $1.42   $1.20   $1.00
Accumulation unit
  value at end of
  period                                    $1.73    $2.07    $1.70    $1.16   $2.17   $1.91   $1.42   $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      7        7       13       22      46      61      32       3
------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit
  value at beginning
  of period                                 $1.35    $1.12    $0.80    $1.36   $1.32   $1.25   $1.15   $1.00
Accumulation unit
  value at end of
  period                                    $1.27    $1.35    $1.12    $0.80   $1.36   $1.32   $1.25   $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      6        8       14       18      49      56      28       4
------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 206  RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2011...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firms..................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
           RIVERSOURCE SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS  207

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.


45301 N (4/12)

PROSPECTUS


APRIL 30, 2012


WELLS FARGO

ADVANTAGE(R) BUILDER VARIABLE ANNUITY

FOR CONTRACTS PURCHASED IN THE STATE OF OREGON THE NAME OF THE PRODUCT IS CHANGED TO: ADVANTAGE BUILDER VARIABLE ANNUITY.

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-333-3437

            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:


- Columbia Funds Variable Series Trust II

- The Dreyfus Socially Responsible Growth Fund, Inc.
- Fidelity(R) Variable Insurance Products - Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)
- Invesco Variable Insurance Funds
- MFS(R) Variable Insurance Trust(SM)
- Oppenheimer Variable Account Funds
- Putnam Variable Trust - Class IB Shares
- Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   12
FINANCIAL STATEMENTS.........................   12
THE VARIABLE ACCOUNT AND THE FUNDS...........   12
THE GUARANTEE PERIOD ACCOUNTS (GPAS).........   18
THE ONE-YEAR FIXED ACCOUNT...................   20
BUYING YOUR CONTRACT.........................   21
CHARGES......................................   23
VALUING YOUR INVESTMENT......................   27
MAKING THE MOST OF YOUR CONTRACT.............   28
WITHDRAWALS..................................   34
TSA -- SPECIAL PROVISIONS....................   34
CHANGING OWNERSHIP...........................   35
BENEFITS IN CASE OF DEATH....................   35
OPTIONAL BENEFITS............................   39
THE ANNUITY PAYOUT PERIOD....................   47
TAXES........................................   49
VOTING RIGHTS................................   52
SUBSTITUTION OF INVESTMENTS..................   53
ABOUT THE SERVICE PROVIDERS..................   53
ADDITIONAL INFORMATION.......................   54
APPENDIX: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................   56
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION.....................   61





--------------------------------------------------------------------------------
 2  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order," your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  3

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).



It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

ACCOUNTS: Generally, you may allocate your purchase payments among the:

- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")

We no longer offer new contracts. However, you have the option of making additional purchase payments. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may establish automated transfers among the accounts. We reserve the right to further limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  5

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period").

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a six-year or eight-year withdrawal charge schedule at the time of application.


            SIX-YEAR SCHEDULE                          EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     8

         3                     8                     3                     8

         4                     6                     4                     8

         5                     4                     5                     8

         6                     2                     6                     6

         Thereafter            0                     7                     4

                                                     8                     2

                                                     Thereafter            0


Withdrawal charge under Annuity Payout Plan E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE AND THE DEATH BENEFIT GUARANTEE PROVIDED. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.


                                                 VARIABLE ACCOUNT             TOTAL MORTALITY AND            TOTAL VARIABLE
EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE:        ADMINISTRATIVE CHARGE             EXPENSE RISK FEE            ACCOUNT EXPENSE

Standard Death Benefit                                 0.15%                          1.10%                       1.25%

Enhanced Death Benefit Rider                           0.15                           1.30                        1.45

SIX-YEAR WITHDRAWAL CHARGE SCHEDULE:

Standard Death Benefit                                 0.15                           1.35                        1.50

Enhanced Death Benefit Rider                           0.15                           1.55                        1.70




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  7

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $30


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



BENEFIT PROTECTOR FEE                                                             0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS FEE                                                        0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                0.70%(1),(2)


(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

(1) This fee applies only if you elect this optional feature.
(2) For applications signed prior to May 1, 2003, the following annual current rider charges apply: GMIB -- .30%.

--------------------------------------------------------------------------------
 8  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS
THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.60%                1.37%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                              FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Columbia Variable Portfolio - Cash Management Fund (Class        0.33%      0.13%    0.14%           --%          0.60%((1))
3)

Columbia Variable Portfolio - Diversified Equity Income          0.57       0.13     0.13            --           0.83
Fund (Class 3)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)      0.66       0.13     0.16          0.01           0.96


Columbia Variable Portfolio - High Yield Bond Fund (Class        0.58       0.13     0.17            --           0.88(1)
3)


Columbia Variable Portfolio - Select Smaller-Cap Value Fund      0.79       0.13     0.19            --           1.11(1)
(Class 3)


Columbia Variable Portfolio - Short Duration U.S.                0.36       0.13     0.15            --           0.64
Government Fund (Class 3)


The Dreyfus Socially Responsible Growth Fund, Inc., Initial      0.75         --     0.10            --           0.85
Shares


Fidelity(R) VIP Dynamic Capital Appreciation Portfolio           0.56       0.25     0.30            --           1.11
Service Class 2


Fidelity(R) VIP High Income Portfolio Service Class 2            0.57       0.25     0.12            --           0.94


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.10            --           0.91


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.32            --           1.37
2


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.50       0.25     0.16          0.01           0.92


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.50       0.25     0.29          0.01           1.05
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86(2)


Goldman Sachs VIT Structured U.S. Equity                         0.62         --     0.08            --           0.70(3)
Fund - Institutional Shares


Invesco V.I. Core Equity Fund, Series I Shares                   0.61         --     0.28            --           0.89


Invesco Van Kampen V.I. American Franchise Fund, Series I        0.67         --     0.28            --           0.95(4)
Shares


MFS(R) Investors Trust Series - Initial Class                    0.75         --     0.07            --           0.82


MFS(R) Utilities Series - Initial Class                          0.73         --     0.08            --           0.81


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.13            --           1.01


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.58       0.25     0.13          0.07           1.03(5)


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.21            --           1.09


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.17            --           1.12


Putnam VT Multi-Cap Growth Fund - Class IB Shares                0.56       0.25     0.16            --           0.97


Variable Portfolio - Partners Small Cap Value Fund (Class        0.91       0.13     0.15          0.02           1.21(6)
3)


Wells Fargo Advantage VT Index Asset Allocation                  0.55       0.25     0.26            --           1.06(7)
Fund - Class 2




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  9

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                              FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Wells Fargo Advantage VT International Equity Fund - Class       0.75%      0.25%    0.22%         0.01%          1.23%((8))
2


Wells Fargo Advantage VT Intrinsic Value Fund - Class 2          0.55       0.25     0.37          0.01           1.18(8)


Wells Fargo Advantage VT Omega Growth Fund - Class 2             0.55       0.25     0.25            --           1.05(8)


Wells Fargo Advantage VT Opportunity Fund - Class 2              0.65       0.25     0.17            --           1.07(9)


Wells Fargo Advantage VT Small Cap Growth Fund - Class 2         0.75       0.25     0.20          0.01           1.21


Wells Fargo Advantage VT Total Return Bond Fund - Class 2        0.40       0.25     0.26          0.01           0.92(8)







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.585% for Columbia Variable Portfolio - Cash Management Fund (Class 3), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3) and 1.055% for Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3).


 (2) Effective June 30, 2011, the Investment Advisor agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.85%.


 (3) Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.


 (4) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. In addition, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series I shares to 0.90% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.


 (5) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees. After fee waivers, net expenses would be 0.97%.


 (6) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.035%.


 (7) The Adviser has committed through April 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.


 (8) The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 0.94% for Wells Fargo Advantage VT International Equity Fund - Class 2, 1.00% for Wells Fargo Advantage VT Intrinsic Value Fund - Class 2, 1.00% for Wells Fargo Advantage VT Omega Growth Fund - Class 2 and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund - Class 2.


 (9) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.



--------------------------------------------------------------------------------
 10  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With an eight-
year withdrawal
charge schedule      $1,193      $1,998      $2,832      $4,248           $393       $1,198      $2,032      $4,248

With a six-year
withdrawal charge
schedule              1,218       2,073       2,555       4,477            418        1,273       2,155       4,477



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the Standard Death Benefit and you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With an eight-
year withdrawal
charge schedule      $1,020      $1,475      $1,953      $2,456           $220        $675       $1,153      $2,456

With a six-year
withdrawal charge
schedule              1,045       1,552       1,683       2,719            245         752        1,283       2,719



(1) In these examples, the contract administrative charge is $30.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  11

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates. (See "Revenue we received from the funds may create potential conflicts of interest.") These relationships may influence recommendations

--------------------------------------------------------------------------------
 12 WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making a withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  13

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
 14  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 3)
----------------------------------------------------------------------------------------

The Dreyfus        Seeks capital growth, with current income    The Dreyfus Corporation
Socially           as a secondary goal.
Responsible
Growth Fund,
Inc., Initial
Shares
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks capital appreciation. Normally         Fidelity Management &
Dynamic Capital    invests primarily in common stocks of        Research Company (FMR)
Appreciation       domestic and foreign issuers. The Fund       is the fund's manager.
Portfolio Service  invests in either "growth" or "value"        FMR Co., Inc. (FMRC) and
Class 2            stocks or both.                              other investment
                                                                advisers serve as sub-
                                                                advisers for the fund.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks a high level of current income, while  Fidelity Management &
High Income        also considering growth of capital.          Research Company (FMR)
Portfolio Service  Normally invests primarily in income-        is the fund's manager.
Class 2            producing debt securities, preferred stocks  FMR Co., Inc. (FMRC) and
                   and convertible securities, with an          other investment
                   emphasis on lower-quality debt securities.   advisers serve as sub-
                   May invest in non-income producing           advisers for the fund.
                   securities, including defaulted securities
                   and common stocks. Invests in companies in
                   troubled or uncertain financial condition.
                   The Fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class 2    Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or larger market                advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks high total return. The fund normally   Franklin Templeton
Global Real        invests at least 80% of its net assets in    Institutional, LLC
Estate Securities  investments of companies located anywhere
Fund - Class 2     in the world that operate in the real
                   estate sector.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks to maximize income while maintaining   Franklin Advisers, Inc.
Income Securities  prospects for capital appreciation. The
Fund - Class 2     fund normally invests in both equity and
                   debt securities.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return. The fund       Franklin Advisory
Small Cap Value    normally invests at least 80% of its net     Services, LLC
Securities         assets in investments of small
Fund - Class 2     capitalization companies.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term capital growth. The fund     Franklin Advisers, Inc.
Small-Mid Cap      normally invests at least 80% of its net
Growth Securities  assets in investments of small
Fund - Class 2     capitalization and mid capitalization
                   companies.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term capital appreciation.        Goldman Sachs Asset
Mid Cap Value                                                   Management, L.P.
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital.           Goldman Sachs Asset
Structured U.S.                                                 Management, L.P.
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Invesco V.I. Core  Seeks long-term growth of capital.           Invesco Advisers, Inc.
Equity Fund,
Series I Shares
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth.                        Invesco Advisers, Inc.
Kampen V.I.
American
Franchise Fund,
Series I Shares
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS(R) Investment
Trust                                                           Management
Series - Initial
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Initial                                                Management
Class
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
Global Securities  investing a substantial portion of its
Fund/VA, Service   assets in securities of foreign issuers,
Shares             "growth-type" companies, cyclical
                   industries and special situations that are
                   considered to have appreciation
                   possibilities.
----------------------------------------------------------------------------------------

Oppenheimer        Seeks a high level of current income         OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
----------------------------------------------------------------------------------------

Putnam VT Global   Seeks capital appreciation.                  Putnam Investment
Health Care                                                     Management, LLC,
Fund - Class IB                                                 adviser; Putnam Advisory
Shares                                                          Company, LLC, sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC,
Equity                                                          adviser; Putnam Advisory
Fund - Class IB                                                 Company, LLC, sub-
Shares                                                          adviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 16  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Putnam VT Multi-   Seeks long-term capital appreciation.        Putnam Investment
Cap Growth                                                      Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital appreciation.        Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; Barrow,
Value Fund (Class                                               Hanley, Mewhinney &
3)                                                              Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Index Asset                                                     adviser; Wells Capital
Allocation                                                      Management Inc., sub-
Fund - Class 2                                                  adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
International                                                   adviser; Wells Capital
Equity                                                          Management Inc., sub-
Fund - Class 2                                                  adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Intrinsic Value                                                 adviser; Metropolitan
Fund - Class 2                                                  West Capital Management,
                                                                LLC, sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Omega Growth                                                    adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Opportunity                                                     adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks total return consisting of income and  Wells Fargo Funds
Advantage VT       capital appreciation.                        Management, LLC,
Total Return Bond                                               adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  17

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


--------------------------------------------------------------------------------
 18  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the guarantee period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUME:
- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                1 + I-------
EARLY WITHDRAWAL AMOUNT X  [(   1 + J + .001  )(N/12)- 1  ]     = MVA


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  19

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                 1.030-------------
$1,000 X    [(     1 + .035 + .001    )(84/12)- 1  ]     = -$39.84


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                 1.030-------------
$1,000 X    [(     1 + .025 + .001    )(84/12)- 1  ]     = $27.61


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 6% if the six-year withdrawal charge schedule applies and 8% if the eight-year withdrawal charge schedule applies. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


--------------------------------------------------------------------------------
 20  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified annuity or a nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the length of the withdrawal charge period (six or eight years)(1);

- the optional Benefit Protector Death Benefit Rider(2);

- the optional Benefit Protector Plus Death Benefit Rider(2);

- the optional Enhanced Death Benefit Rider(2);

- the optional Guaranteed Minimum Income Benefit Rider(3);

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(4);

- how you want to make purchase payments; and

- a beneficiary.

(1) The six-year withdrawal charge schedule is not available under contracts issued in Oregon and contracts issued through Ameriprise Financial Services, Inc.
(2) You may select one of the following: the EDB, the Benefit Protector or the Benefit Protector Plus. Riders may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.
(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.
(4) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date. For contracts issued in Oregon, purchase payments may not be made after the first contract anniversary.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:
- no earlier than the 30th day after the contract's effective date; and


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  21

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:
- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:

     $50 for additional payments.

  If paying by any other method:

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
You will generally receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your net current payment based on the following schedule:


IF TOTAL NET PAYMENTS* MADE DURING       THEN THE PURCHASE PAYMENT
THE LIFE OF THE CONTRACT EQUALS . . .    CREDIT PERCENTAGE EQUALS . . .

Less than $10,000                                       1%

$10,000 to less than 1 million                          2

$1 million to less than 5 million                       3

$5 million and over                                     4




--------------------------------------------------------------------------------
 22  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

*   Net payments equal total payments less total withdrawals.


If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the withdrawal charge schedule and death benefits that apply to your contract.


                                                               EIGHT-YEAR WITHDRAWAL     SIX-YEAR WITHDRAWAL
                                                                  CHARGE SCHEDULE          CHARGE SCHEDULE

Standard death benefit                                                  1.10%                    1.35%

Enhanced death benefit rider                                            1.30                     1.55


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  23

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received less than six or eight years before the date of withdrawal. You select the withdrawal charge period at the time of your application for the contract. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you selected the eight-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 4%. At the beginning of the ninth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

  (a) is 10% of your prior anniversary's contract value, and

  (b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +   ------------   X   (PPNPW - XSF)
                     (CV - TFA)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.


--------------------------------------------------------------------------------
 24  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected*:



           SIX-YEAR SCHEDULE*                          EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE

         1                     8%                    1                     8%

         2                     8                     2                     8

         3                     8                     3                     8

         4                     6                     4                     8

         5                     4                     5                     8

         6                     2                     6                     6

         Thereafter            0                     7                     4

                                                     8                     2

                                                     Thereafter            0


* The six-year withdrawal charge schedule is not available under contracts issued in Oregon and contracts issued through Ameriprise Financial Services, Inc.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with an eight-year withdrawal charge schedule with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the sixth contract anniversary; and

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the ninth contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.

WITHDRAWAL
  CHARGE     EXPLANATION
  $    0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
       0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
       0     $10,000 initial purchase payment was received nine or more years before withdrawal and is withdrawn without withdrawal charge; and
     640     $8,000 purchase payment is in its fourth year from receipt, withdrawn with an 8% withdrawal charge; and
     480     $6,000 purchase payment is in its third year from receipt withdrawn with an
             8% withdrawal charge.
  ------
  $1,120




--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  25

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

- death benefits.*

* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

- Withdrawals you make once a year if you or the annuitant become unemployed at least one year after contract issue, up to the following amounts each year:

  (a) 25% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 30 straight days; or

  (b) 50% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 180 straight days.

The unemployment condition is met if the unemployed person is currently receiving unemployment compensation from a government unit of the United States, whether federal or state. You must provide us with a signed letter from the unemployed person stating that he or she meets the above criteria with a legible photocopy of the unemployment benefit payments meeting the above criteria with regard to dates.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


--------------------------------------------------------------------------------
 26  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge an annual fee (currently 0.70%)* based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. For details on how we calculate the fee, see "Optional Benefits -- Guaranteed Minimum Income Benefit Rider."

* For applications signed prior to May 1, 2003, the following annual rider charges apply: GMIB -- 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);

- plus any purchase payment credits allocated to the GPAs and the one-year fixed accounts;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Benefit Protector rider

  - Benefit Protector Plus rider

  - Guaranteed Minimum Income Benefit rider


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  27

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Benefit Protector rider

  - Benefit Protector Plus rider

  - Guaranteed Minimum Income Benefit rider

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.


--------------------------------------------------------------------------------
 28  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month ...                              MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment and any applicable purchase payment credits to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:


                                               WE ALLOCATE YOUR NEW PURCHASE PAYMENT
IF YOUR NET CONTRACT VALUE(1) IS . . .    AND ANY APPLICABLE PURCHASE PAYMENT CREDIT TO:

            $10,000-$49,999                             Tier 1 DCA account

           $50,000 or more                             Tier 2 DCA account(2)


(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.
(2) You cannot allocate your new purchase payments and purchase payment credits to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the GPAs, the one-year fixed account and/or subaccount you select over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Tiered DCA account if you select the GPAs or the one-year fixed account as part of your Tiered DCA transfers. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. From time to time, we may credit interest to the Tiered DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  29

If you make additional purchase payments while a Tiered DCA account term is in progress, the amounts you allocate to an existing Tiered DCA account will be transferred out of the Tiered DCA account over the remainder of the term. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments and purchase payment credits that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your investment professional.

The Tiered DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through the periods of low levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless

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 30  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS
the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.


  For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  31

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies

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 32  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS
  and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


 2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
1-800-333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  33

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see "Charges") and federal income taxes and penalties. State and local income taxes may also apply (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the

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 34  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS
employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see "Optional Benefits").

BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the standard death benefit and the Enhanced Death Benefit (EDB) Rider. If either you or the annuitant are 80 or older at contract issue, the standard death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the standard death benefit or the EDB Rider (if it is available in your state) on your application. If you select the GMIB, you must elect the EDB Rider. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  35

Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

STANDARD DEATH BENEFIT
The standard death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows LESS ANY PURCHASE PAYMENT CREDITS ADDED TO THE CONTRACT IN THE LAST 12 MONTHS:

If you or the annuitant were age 80 or older at contract issue, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:

1. total purchase payments and purchase payment credits applied to the contract minus adjusted partial withdrawals; or

2. contract value.

If you and the annuitant were age 79 or younger at contract issue, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:

1. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;

2. contract value; or

3. the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary.

                                                           PW X DB
STANDARD DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS   =   ---------
                                                              CV


  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

Maximum anniversary value (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of your (a) current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE ASSUMING YOU AND THE ANNUITANT WERE AGE 79 OR YOUNGER AT CONTRACT ISSUE:
- You purchase the contract with a payment of $20,000. We add a purchase payment credit of $400 to your contract.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the standard death benefit as follows:
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                        $20,400.00
                                                                                     ----------
        minus the standard death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $20,400
             $22,000      =                                                           -1,390.91
                                                                                     ----------
        for a death benefit of:                                                      $19,009.09
        Contract value at death:                                                     $20,500.00
                                                                                     ----------


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 36  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
        MAV immediately preceding the date of death:                                 $24,000.00
        plus purchase payments and purchase payment credits since the prior
        anniversary:                                                                      +0.00
        minus the standard death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $24,000
             $22,000      =                                                           -1,636.36
                                                                                     ----------
        for a death benefit of:                                                      $22,363.64
                                                                                     ----------




  THE STANDARD DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES
  IS THE MAV:                                                         $22,363.64

ENHANCED DEATH BENEFIT (EDB) RIDER
The EDB Rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB Rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB Rider is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB Rider to your contract at the time of purchase. Once you select the EDB Rider you may not cancel it. You may not add the EDB Rider if you add either the Benefit Protector or the Benefit Protector Plus to your contract. You must select the EDB Rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.

The EDB Rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these two values, less any purchase payment credits added in the last 12 months, minus any applicable rider charges:

- the standard death benefit; or

- the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts;

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                              PWT X VAF
5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                  SV



PWT   =   the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


EXAMPLE
- You purchase the contract with a payment of $20,000 and we add a $400 purchase payment credit to your contract. You allocate $5,100 to the one-year fixed account and $15,300 to the subaccounts.

- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $12,000. Total contract value is $17,200.

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $14,000. Total contract value is $19,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $17,800.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  37

The death benefit is calculated as follows:
The standard death benefit (which in this case is the MAV)
        MAV on the prior anniversary:                                                 $20,400.00
                                                                                      ----------
        plus purchase payments and purchase payment credits made since that
        anniversary:                                                                       +0.00
        minus the standard death benefit adjusted partial withdrawal taken since that anniversary, calculated as:
        $1,500 x $20,400
             $19,300      =                                                            -1,585.49
                                                                                      ----------
        standard death benefit, which is the MAV:                                     $18,814.51
                                                                                      ----------
The 5% rising floor:
        The variable account floor the first contract anniversary, calculated as:
        1.05 x 15,300     =                                                           $16,065.00
        plus amounts allocated to the subaccounts since that anniversary:                  +0.00
        minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
        $1,500 x $16,065
             $14,000      =                                                            -1,721.25
                                                                                      ----------
        variable account floor benefit:                                               $14,343.75
        plus the one-year fixed account value:                                         +5,300.00
                                                                                      ----------
        5% rising floor (value of the GPAs, the one-year fixed account and the
        variable account floor):                                                      $19,643.75
                                                                                      ----------




  EDB RIDER, CALCULATED AS THE GREATER OF THE STANDARD DEATH BENEFIT OR THE 5%
  RISING FLOOR:                                                       $19,643.75

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are

--------------------------------------------------------------------------------
 38 WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your investment professional whether or not the Benefit Protector is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary the following less any purchase payment credits added to the contract in the last 12 months:

- the standard death benefit (see "Benefits in Case of Death"), plus:

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the standard death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  39

TERMINATING THE BENEFIT PROTECTOR
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $2,000 purchase payment credit to your contract.

- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value less any purchase payment credits added to the contract in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

      the standard death benefit (contract value):                             $110,000
        plus the Benefit Protector benefit which equals 40% of earnings at death
        (the standard death benefit minus payments not previously
        withdrawn):
        0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                               --------
      Total death benefit of:                                                  $114,000
-     On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
        the standard death benefit (MAV):                                      $110,000
        plus the Benefit Protector benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                               --------
      Total death benefit of:                                                  $114,000
-     During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value.
      Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
        the standard death benefit (MAV adjusted for partial
      withdrawals):                                                             $57,619
        plus the Benefit Protector benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                             +1,048
                                                                               --------
      Total death benefit of:                                                   $58,667
-     On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.
-     On the ninth contract anniversary the contract value grows to a new high of $200,000.
      Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
        the standard death benefit (contract value):                           $200,000
        plus the Benefit Protector benefit which equals 40% of earnings at death,
        up to a maximum of 100% of purchase payments not previously
        withdrawn that are one or more years old                                +55,000
                                                                               --------
      Total death benefit of:                                                  $255,000
-     During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,000. Your new contract value is now $251,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:
        the standard death benefit (contract value less any purchase payment
        credits added in the last 12 months):                                  $250,000
        plus the Benefit Protector benefit which equals 40% of earnings at death,
        up to a maximum of 100% of purchase payments not previously
        withdrawn that are one or more years old                                +55,000
                                                                               --------
      Total death benefit of:                                                  $305,000


--------------------------------------------------------------------------------
 40  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

-     During the eleventh contract year the contract value remains $251,000 and the "new"
      purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
        the standard death benefit (contract value):                           $251,000
        plus the Benefit Protector benefit which equals 40% of earnings at death
        (the standard death benefit minus payments not previously
      withdrawn):
        0.40 x ($251,000 - $105,000) =                                          +58,400
                                                                               --------
      Total death benefit of:                                                  $309,400


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary the following less any purchase payment credits added to the contract in the last 12 months:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                  PERCENTAGE IF YOU AND THE ANNUITANT ARE     PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR     UNDER AGE 70 ON THE RIDER EFFECTIVE DATE    70 OR OLDER ON THE RIDER EFFECTIVE DATE

One and Two                           0%                                           0%

Three and Four                       10                                         3.75

Five or more                         20                                          7.5




--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  41

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows (less any purchase payment credits added to the contract in the last 12 months):

- the standard death benefit (see "Benefits in Case of Death") PLUS


                  IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR     AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero

Two               40% x earnings at death (see above)

Three & Four      40% x (earnings at death + 25% initial purchase payment*)

Five or more      40% x (earnings at death + 50% initial purchase payment*)

                  IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR     OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero

Two               15% x earnings at death

Three & Four      15% x (earnings at death + 25% initial purchase payment*)

Five or more      15% x (earnings at death + 50% initial purchase payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS:
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $2,000 purchase payment credit to your contract.

- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value less any purchase payment credits added to the contract in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

        the standard death benefit (contract value):                           $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (the standard death benefit minus payments not previously
        withdrawn):
        0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                               --------
      Total death benefit of:                                                  $114,000
-     On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
        the standard death benefit (MAV):                                      $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                           +4,000
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                         +10,000
                                                                               --------
      Total death benefit of:                                                  $124,000
-     During the third contract year the contract value remains at $105,000 and you request a partial withdrawal, of $50,000 including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value.
      Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
        the standard death benefit (MAV adjusted for partial
        withdrawals):                                                           $57,619
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                             +1,048
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $55,000 =                           +5,500
                                                                               --------
      Total death benefit of:                                                   $64,167
-     On the third contract anniversary the contract value falls $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect


--------------------------------------------------------------------------------
 42  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

-     On the ninth contract anniversary the contract value grows to a new high of $200,000.
      Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the
      Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:
        the standard death benefit (contract value):                           $200,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death,
        up to a maximum of 100% of purchase payments not previously
        withdrawn that are one or more years old                                +55,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                               --------
      Total death benefit of:                                                  $266,000
-     During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,000. Your new contract value is now $251,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector
      Plus value. The death benefit equals:
        the standard death benefit (contract value less any purchase payment
        credits added in the last 12 months):                                  $250,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death,
        up to a maximum of 100% of purchase payments not previously
        withdrawn that are one or more years old                                +55,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                               --------
      Total death benefit of:                                                  $316,000
-     During the eleventh contract year the contract value remains $251,000 and the "new"
      purchase payment is one year old. The value of the Benefit Protector Plus remains constant.
      The death benefit equals:
        the standard death benefit (contract value):                           $251,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (the standard death benefit minus payments not previously
        withdrawn):
        0.40 x ($251,000 - $105,000) =                                          +58,400
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                               --------
      Total death benefit of:                                                  $320,400


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the standard death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years(1);

- the GMIB rider terminates(2) 30 days following the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary(1);

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

(1) Unless the annuitant qualifies for a contingent event (see
    "Charges -- Contingent events").
(2) The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy minimum required

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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  43
distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge. You must elect the GMIB along with the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Wells Fargo Advantage VT Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB:
- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness, confinement to a nursing home or hospital, or unemployment, see "Charges -- Contingent events" for more details.)

- the annuitant on the date the option is exercised must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- you may change the annuitant for the payouts.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the benefit base (described below) for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and the guaranteed annuity rates as stated in Table B of the contract. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05




Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we

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 44  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS
apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE:
If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

2. contract value;

3. the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

- subtract each payment and purchase payment credit from the 5% rising floor. We adjust the payments and purchase payment credits allocated to the GPAs and the one-year fixed account for market value. We increase payments and purchase payment credits allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

PMT X CVG
--------
   ECV



      PMT = each purchase payment made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment and purchase payment credit, we calculate the 5% increase of payments and purchase payment credits allocated to the subaccounts as:

PMT X (1.05)(CY)



      CY = the full number of contract years the payment and purchase payment credit have been in the contract.

TERMINATING THE GMIB
- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $2,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  45

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                                                 GMIB
ANNIVERSARY                              CONTRACT VALUE          MAV          5% RISING FLOOR        BENEFIT BASE

1                                           $107,000          $107,000            $107,100

2                                            125,000           125,000             112,455

3                                            132,000           132,000             118,078

4                                            150,000           150,000             123,982

5                                             85,000           150,000             130,181

6                                            120,000           150,000             136,690

7                                            138,000           150,000             143,524

8                                            152,000           152,000             150,700

9                                            139,000           152,000             158,235

10                                           126,000           152,000             166,147             $166,147

11                                           138,000           152,000             174,455              174,455

12                                           147,000           152,000             183,177              183,177

13                                           163,000           163,000             192,336              192,336

14                                           159,000           163,000             201,953              201,953

15                                           215,000           215,000             212,051              215,000


NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                              MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                  PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                        GMIB               LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                    BENEFIT BASE               NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                                      $166,147 (5% rising floor)        $  857.32           $  834.06               $686.19

15                                       215,000 (MAV)                     1,268.50            1,210.45                982.55


The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                       PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                CONTRACT        LIFE ANNUITY --      LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                  VALUE             NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                                         $126,000            $  650.16            $  632.52               $520.38

15                                          215,000             1,268.50             1,210.45                982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

THE GMIB FEE: This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase

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 46  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS
the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the GMIB fee on new contracts up to a maximum of 0.75%. We calculate the fee as follows:

BB + AT - FAV



      BB = the GMIB benefit base.

      AT = adjusted transfers from the subaccounts to the GPAs and the one-year fixed account made in the six months before the contract anniversary calculated as:

PT X VAT
--------
   SVT




PT   = the amount transferred from the subaccounts to the GPAs and the one-year fixed account within six months of the contract anniversary
VAT  = variable account floor on the date of (but prior to) the transfer
SVT  = value of the subaccounts on the date of (but prior to) the transfer
FAV  = the value of the GPAs and the one-year fixed accounts.


The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a purchase payment credit of $2,000 to your contract. You allocate all of your payment and the purchase payment credit to the subaccounts.

- You make no transfers or partial withdrawals.


CONTRACT                              GMIB FEE             VALUE ON WHICH WE               GMIB FEE
ANNIVERSARY        CONTRACT VALUE    PERCENTAGE            BASE THE GMIB FEE            CHARGED TO YOU

                      $ 80,000          0.70%      5% rising floor = $102,000 x 1.05        $749.70

2                      150,000           0.70          Contract value = $150,000              1,050

3                      102,000           0.70                MAV = $150,000                   1,050


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  47

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


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 48  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  49
taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until withdrawn or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


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 50  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  51

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVER SOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.


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 52  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.00% as well as service/trail commissions of up to 0.25% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  53

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference

--------------------------------------------------------------------------------
 54  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  55

APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                              2011    2010     2009     2008     2007     2006     2005     2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (11/09/1999)
Accumulation unit value at beginning of
  period                                        $1.13    $1.15    $1.16    $1.15    $1.11    $1.08    $1.06   $1.07   $1.08   $1.08
Accumulation unit value at end of period        $1.12    $1.13    $1.15    $1.16    $1.15    $1.11    $1.08   $1.06   $1.07   $1.08
Number of accumulation units outstanding at
  end of period (000 omitted)                   2,256    2,075    3,153    2,711    1,073    1,203    1,149   1,454   1,720   2,516
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (11/09/1999)
Accumulation unit value at beginning of
  period                                        $1.58    $1.37    $1.09    $1.85    $1.74    $1.47    $1.31   $1.12   $0.81   $1.01
Accumulation unit value at end of period        $1.49    $1.58    $1.37    $1.09    $1.85    $1.74    $1.47   $1.31   $1.12   $0.81
Number of accumulation units outstanding at
  end of period (000 omitted)                     653      957    8,590    7,188    4,908    3,199    1,284   1,141     861     536
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.68    $0.59    $0.48    $0.84    $0.82    $0.72    $0.69   $0.66   $0.52   $0.67
Accumulation unit value at end of period        $0.71    $0.68    $0.59    $0.48    $0.84    $0.82    $0.72   $0.69   $0.66   $0.52
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,928    2,512    3,082    3,503    4,303    4,701    1,109   1,250     172     141
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (11/09/1999)
Accumulation unit value at beginning of
  period                                        $1.72    $1.53    $1.00    $1.36    $1.35    $1.23    $1.20   $1.09   $0.88   $0.96
Accumulation unit value at end of period        $1.79    $1.72    $1.53    $1.00    $1.36    $1.35    $1.23   $1.20   $1.09   $0.88
Number of accumulation units outstanding at
  end of period (000 omitted)                     174      280      582      944    1,284    1,320    1,059   1,262   1,212   1,027
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (11/09/1999)
Accumulation unit value at beginning of
  period                                        $1.68    $1.34    $0.97    $1.60    $1.69    $1.53    $1.48   $1.26   $0.87   $1.06
Accumulation unit value at end of period        $1.51    $1.68    $1.34    $0.97    $1.60    $1.69    $1.53   $1.48   $1.26   $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                     141      164      220      278      307      338      394     445     419     366
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.27    $1.25    $1.20    $1.25    $1.20    $1.17    $1.17   $1.17   $1.17   $1.12
Accumulation unit value at end of period        $1.27    $1.27    $1.25    $1.20    $1.25    $1.20    $1.17   $1.17   $1.17   $1.17
Number of accumulation units outstanding at
  end of period (000 omitted)                     561      747    2,143    1,351    1,441    1,522    1,654   2,036   2,508   2,657
-----------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.72    $0.63    $0.48    $0.74    $0.70    $0.65    $0.63   $0.60   $0.48   $0.69
Accumulation unit value at end of period        $0.72    $0.72    $0.63    $0.48    $0.74    $0.70    $0.65   $0.63   $0.60   $0.48
Number of accumulation units outstanding at
  end of period (000 omitted)                     233      379      404      564      672      620      626     623     735     715
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                        $1.37    $1.18    $0.88    $1.52    $1.44    $1.28    $1.07   $1.07   $0.87   $0.95
Accumulation unit value at end of period        $1.32    $1.37    $1.18    $0.88    $1.52    $1.44    $1.28   $1.07   $1.07   $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                      76      138      326      606      708      717      525     523     535     305
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                        $1.66    $1.48    $1.04    $1.41    $1.39    $1.27    $1.26   $1.17   $0.93   $0.91
Accumulation unit value at end of period        $1.70    $1.66    $1.48    $1.04    $1.41    $1.39    $1.27   $1.26   $1.17   $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                     154      191      188      228      462      564      287     337     316     317
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                        $2.45    $1.93    $1.40    $2.34    $2.06    $1.85    $1.59   $1.29   $0.95   $1.06
Accumulation unit value at end of period        $2.15    $2.45    $1.93    $1.40    $2.34    $2.06    $1.85   $1.59   $1.29   $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                     821    1,216    3,621    4,422    4,006    3,592    3,013   3,064   2,428   1,445
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $2.09    $1.75    $1.49    $2.61    $3.34    $2.81    $2.50   $1.92   $1.43   $1.42
Accumulation unit value at end of period        $1.94    $2.09    $1.75    $1.49    $2.61    $3.34    $2.81   $2.50   $1.92   $1.43
Number of accumulation units outstanding at
  end of period (000 omitted)                     338      361      536      687      913      867      938     992   1,000   1,015
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $2.06    $1.85    $1.38    $1.99    $1.94    $1.66    $1.66   $1.47   $1.13   $1.15
Accumulation unit value at end of period        $2.08    $2.06    $1.85    $1.38    $1.99    $1.94    $1.66   $1.66   $1.47   $1.13
Number of accumulation units outstanding at
  end of period (000 omitted)                     879    1,130    1,534    1,905    2,317    2,299    2,435   2,548   2,063   1,728
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 56  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011    2010     2009     2008     2007     2006     2005     2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (11/09/1999)
Accumulation unit value at beginning of
  period                                        $2.64    $2.09    $1.64    $2.47    $2.57    $2.22    $2.07   $1.69   $1.30   $1.45
Accumulation unit value at end of period        $2.51    $2.64    $2.09    $1.64    $2.47    $2.57    $2.22   $2.07   $1.69   $1.30
Number of accumulation units outstanding at
  end of period (000 omitted)                     295      375      526      666      590      717      658     516     219      47
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/09/1999)
Accumulation unit value at beginning of
  period                                        $1.32    $1.04    $0.74    $1.30    $1.18    $1.10    $1.06   $0.96   $0.71   $1.01
Accumulation unit value at end of period        $1.24    $1.32    $1.04    $0.74    $1.30    $1.18    $1.10   $1.06   $0.96   $0.71
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,373    1,842    2,467    3,121    3,777    4,295    4,737   5,177   4,918   4,574
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.65    $1.50    $1.21    $1.94    $1.90    $1.63    $1.49   $1.34   $1.08   $1.24
Accumulation unit value at end of period        $1.61    $1.65    $1.50    $1.21    $1.94    $1.90    $1.63   $1.49   $1.34   $1.08
Number of accumulation units outstanding at
  end of period (000 omitted)                     887    1,143    1,645    1,976    2,440    2,476    2,267   2,400   2,050   1,377
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of
  period                                        $3.06    $2.48    $1.88    $3.03    $2.97    $2.59    $2.33   $1.87   $1.48   $1.57
Accumulation unit value at end of period        $2.83    $3.06    $2.48    $1.88    $3.03    $2.97    $2.59   $2.33   $1.87   $1.48
Number of accumulation units outstanding at
  end of period (000 omitted)                     332      409    1,518    1,777    2,090    1,873    1,361   1,409   1,449   1,458
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.84    $0.76    $0.63    $1.02    $1.05    $0.94    $0.89   $0.79   $0.62   $0.80
Accumulation unit value at end of period        $0.87    $0.84    $0.76    $0.63    $1.02    $1.05    $0.94   $0.89   $0.79   $0.62
Number of accumulation units outstanding at
  end of period (000 omitted)                     474      695    1,295    1,915    2,395    2,494    2,681   2,371   2,072   2,038
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES* (11/09/1999)
Accumulation unit value at beginning of
  period                                        $0.82    $0.72    $0.60    $1.06    $0.96    $0.91    $0.85   $0.80   $0.63   $0.84
Accumulation unit value at end of period        $0.74    $0.82    $0.72    $0.60    $1.06    $0.96    $0.91   $0.85   $0.80   $0.63
Number of accumulation units outstanding at
  end of period (000 omitted)                     753      912    1,557    2,040    2,745    3,214    3,090   3,428   3,393   3,148
*Invesco V.I. Capital Appreciation Fund, Series I Shares is scheduled to be merged into Invesco Van Kampen V.I. Capital Growth
Fund, Series I Shares on April 27, 2012. In addition, Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series I Shares.
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of
  period                                        $1.09    $1.01    $0.80    $1.16    $1.08    $1.00       --      --      --      --
Accumulation unit value at end of period        $1.08    $1.09    $1.01    $0.80    $1.16    $1.08       --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,437    1,983    2,664    3,333    4,900    5,506       --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (11/09/1999)
Accumulation unit value at beginning of
  period                                        $1.04    $0.95    $0.76    $1.15    $1.05    $0.94    $0.89   $0.81   $0.67   $0.86
Accumulation unit value at end of period        $1.01    $1.04    $0.95    $0.76    $1.15    $1.05    $0.94   $0.89   $0.81   $0.67
Number of accumulation units outstanding at
  end of period (000 omitted)                     447      541      857    1,180    1,240    1,379    1,483   1,582   1,661   1,578
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (11/09/1999)
Accumulation unit value at beginning of
  period                                        $2.04    $1.82    $1.38    $2.24    $1.77    $1.37    $1.19   $0.92   $0.69   $0.90
Accumulation unit value at end of period        $2.15    $2.04    $1.82    $1.38    $2.24    $1.77    $1.37   $1.19   $0.92   $0.69
Number of accumulation units outstanding at
  end of period (000 omitted)                     399      496      674      878      964    1,159    1,267   1,336   1,393   1,631
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                        $1.62    $1.42    $1.03    $1.75    $1.67    $1.44    $1.28   $1.09   $0.77   $1.00
Accumulation unit value at end of period        $1.47    $1.62    $1.42    $1.03    $1.75    $1.67    $1.44   $1.28   $1.09   $0.77
Number of accumulation units outstanding at
  end of period (000 omitted)                     570      906    1,263    1,733    2,215    2,059    1,904   1,729     788     190
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                        $1.66    $1.46    $1.25    $1.48    $1.37    $1.29    $1.28   $1.19   $1.03   $1.00
Accumulation unit value at end of period        $1.65    $1.66    $1.46    $1.25    $1.48    $1.37    $1.29   $1.28   $1.19   $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,054    1,427    8,180    6,743    6,680    3,247    1,889   1,541   1,060     212
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                        $1.19    $1.18    $0.95    $1.15    $1.18    $1.16    $1.04   $0.98   $0.84   $1.00
Accumulation unit value at end of period        $1.16    $1.19    $1.18    $0.95    $1.15    $1.18    $1.16   $1.04   $0.98   $0.84
Number of accumulation units outstanding at
  end of period (000 omitted)                      52       55      154      203      202      243      213     209      86      52
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/09/1999)
Accumulation unit value at beginning of
  period                                        $1.18    $1.09    $0.88    $1.59    $1.49    $1.18    $1.07   $0.93   $0.73   $0.90
Accumulation unit value at end of period        $0.97    $1.18    $1.09    $0.88    $1.59    $1.49    $1.18   $1.07   $0.93   $0.73
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,597    2,315    2,779    3,548    4,302    4,374    4,450   4,648   4,797   4,994
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (09/24/2010)
Accumulation unit value at beginning of
  period                                        $1.13    $1.00       --       --       --       --       --      --      --      --
Accumulation unit value at end of period        $1.06    $1.13       --       --       --       --       --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                     543      652       --       --       --       --       --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  57

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011    2010     2009     2008     2007     2006     2005     2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2002)
Accumulation unit value at beginning of
  period                                        $1.67    $1.35    $1.00    $1.49    $1.58    $1.33    $1.28   $1.08   $0.79   $1.00
Accumulation unit value at end of period        $1.57    $1.67    $1.35    $1.00    $1.49    $1.58    $1.33   $1.28   $1.08   $0.79
Number of accumulation units outstanding at
  end of period (000 omitted)                     193      227      541      613      639      446      296     274     180      28
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.11    $1.00    $0.87    $1.25    $1.17    $1.06    $1.02   $0.95   $0.79   $0.91
Accumulation unit value at end of period        $1.17    $1.11    $1.00    $0.87    $1.25    $1.17    $1.06   $1.02   $0.95   $0.79
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,786    2,080    2,506    3,242    5,032    5,760    6,499   7,105   7,439   7,879
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                        $1.68    $1.46    $1.28    $2.22    $1.96    $1.62    $1.41   $1.20   $0.93   $1.00
Accumulation unit value at end of period        $1.45    $1.68    $1.46    $1.28    $2.22    $1.96    $1.62   $1.41   $1.20   $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                     303      354      290      324      330      342      352     365     253      40
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.16    $1.03    $0.89    $1.43    $1.40    $1.20    $1.15   $1.05   $0.84   $1.06
Accumulation unit value at end of period        $1.12    $1.16    $1.03    $0.89    $1.43    $1.40    $1.20   $1.15   $1.05   $0.84
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,237    1,592    2,263    2,018    2,351    2,619    3,000   3,241   3,433   3,711
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                        $1.98    $1.68    $1.19    $1.65    $1.50    $1.44    $1.40   $1.33   $0.96   $1.00
Accumulation unit value at end of period        $1.85    $1.98    $1.68    $1.19    $1.65    $1.50    $1.44   $1.40   $1.33   $0.96
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,095    1,378      317      362      436      448      445     467     323      42
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (08/26/2011)
Accumulation unit value at beginning of
  period                                        $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period        $1.05       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                     466       --       --       --       --       --       --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.63    $0.50    $0.33    $0.57    $0.51    $0.42    $0.40   $0.36   $0.25   $0.42
Accumulation unit value at end of period        $0.59    $0.63    $0.50    $0.33    $0.57    $0.51    $0.42   $0.40   $0.36   $0.25
Number of accumulation units outstanding at
  end of period (000 omitted)                     969    1,163    1,360    1,943    2,408    2,832    2,904   3,073   3,239   3,394
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.71    $1.62    $1.47    $1.45    $1.38    $1.35    $1.34   $1.30   $1.21   $1.14
Accumulation unit value at end of period        $1.83    $1.71    $1.62    $1.47    $1.45    $1.38    $1.35   $1.34   $1.30   $1.21
Number of accumulation units outstanding at
  end of period (000 omitted)                     707    1,181    2,440    2,735    3,664    2,453    1,892   2,017   2,160   2,275
-----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                              2011    2010     2009     2008     2007     2006     2005     2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (03/01/2002)
Accumulation unit value at beginning of
  period                                        $1.00    $1.02    $1.03    $1.03    $1.00    $0.97    $0.96   $0.97   $0.99   $1.00
Accumulation unit value at end of period        $0.98    $1.00    $1.02    $1.03    $1.03    $1.00    $0.97   $0.96   $0.97   $0.99
Number of accumulation units outstanding at
  end of period (000 omitted)                   4,164    3,587   19,621    8,230    5,476    2,192    1,151     399      76      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.63    $1.42    $1.13    $1.94    $1.83    $1.55    $1.39   $1.20   $0.86   $1.08
Accumulation unit value at end of period        $1.52    $1.63    $1.42    $1.13    $1.94    $1.83    $1.55   $1.39   $1.20   $0.86
Number of accumulation units outstanding at
  end of period (000 omitted)                   8,456   10,953   63,435   55,414   35,371   27,624    9,764     608     392     325
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.64    $0.56    $0.46    $0.81    $0.80    $0.70    $0.67   $0.65   $0.51   $0.67
Accumulation unit value at end of period        $0.67    $0.64    $0.56    $0.46    $0.81    $0.80    $0.70   $0.67   $0.65   $0.51
Number of accumulation units outstanding at
  end of period (000 omitted)                   7,129    9,784   12,306   14,085   14,409   15,807   17,584   7,616      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.55    $1.39    $0.92    $1.25    $1.25    $1.14    $1.12   $1.02   $0.83   $0.90
Accumulation unit value at end of period        $1.61    $1.55    $1.39    $0.92    $1.25    $1.25    $1.14   $1.12   $1.02   $0.83
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,679    2,244    4,591    5,601    6,703    8,935    4,144     855     325      80
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.25    $1.00    $0.73    $1.21    $1.29    $1.17    $1.14   $0.97   $0.67   $0.82
Accumulation unit value at end of period        $1.13    $1.25    $1.00    $0.73    $1.21    $1.29    $1.17   $1.14   $0.97   $0.67
Number of accumulation units outstanding at
  end of period (000 omitted)                      33       37       48       69      330      434      444     441     399      78
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.20    $1.19    $1.14    $1.19    $1.15    $1.13    $1.13   $1.14   $1.14   $1.10
Accumulation unit value at end of period        $1.20    $1.20    $1.19    $1.14    $1.19    $1.15    $1.13   $1.13   $1.14   $1.14
Number of accumulation units outstanding at
  end of period (000 omitted)                   2,096    2,681   13,727    7,345    6,207    5,084    3,085   1,544   1,019     864
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 58  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011    2010     2009     2008     2007     2006     2005     2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.69    $0.61    $0.46    $0.72    $0.68    $0.63    $0.62   $0.59   $0.48   $0.68
Accumulation unit value at end of period        $0.68    $0.69    $0.61    $0.46    $0.72    $0.68    $0.63   $0.62   $0.59   $0.48
Number of accumulation units outstanding at
  end of period (000 omitted)                     155      226      259      265      305      318      237     244     135      71
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                        $1.31    $1.13    $0.85    $1.47    $1.40    $1.25    $1.05   $1.06   $0.86   $0.95
Accumulation unit value at end of period        $1.25    $1.31    $1.13    $0.85    $1.47    $1.40    $1.25   $1.05   $1.06   $0.86
Number of accumulation units outstanding at
  end of period (000 omitted)                      30       61       67       72       79       90       82      92      19      --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                        $1.59    $1.42    $1.01    $1.37    $1.36    $1.25    $1.24   $1.15   $0.92   $0.91
Accumulation unit value at end of period        $1.62    $1.59    $1.42    $1.01    $1.37    $1.36    $1.25   $1.24   $1.15   $0.92
Number of accumulation units outstanding at
  end of period (000 omitted)                      55       90      102      127      159      157      123     186     155      59
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                        $2.34    $1.85    $1.35    $2.27    $2.00    $1.81    $1.56   $1.27   $0.94   $1.06
Accumulation unit value at end of period        $2.05    $2.34    $1.85    $1.35    $2.27    $2.00    $1.81   $1.56   $1.27   $0.94
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,684    2,096   12,835   18,330   11,091    7,570    3,100   1,208     722     290
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.76    $1.48    $1.27    $2.23    $2.87    $2.42    $2.17   $1.68   $1.26   $1.25
Accumulation unit value at end of period        $1.63    $1.76    $1.48    $1.27    $2.23    $2.87    $2.42   $2.17   $1.68   $1.26
Number of accumulation units outstanding at
  end of period (000 omitted)                     212      258      622      854    1,179      527      512     421     292     334
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.68    $1.52    $1.14    $1.65    $1.61    $1.39    $1.39   $1.24   $0.96   $0.98
Accumulation unit value at end of period        $1.69    $1.68    $1.52    $1.14    $1.65    $1.61    $1.39   $1.39   $1.24   $0.96
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,164    1,832    2,044    2,501    3,051    2,743    2,554   2,119   1,118     777
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                        $1.72    $1.37    $1.08    $1.63    $1.70    $1.48    $1.38   $1.14   $0.88   $1.00
Accumulation unit value at end of period        $1.63    $1.72    $1.37    $1.08    $1.63    $1.70    $1.48   $1.38   $1.14   $0.88
Number of accumulation units outstanding at
  end of period (000 omitted)                     116      166      194      231      311      300      281     284      75      11
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.63    $0.50    $0.36    $0.63    $0.57    $0.54    $0.52   $0.48   $0.35   $0.50
Accumulation unit value at end of period        $0.59    $0.63    $0.50    $0.36    $0.63    $0.57    $0.54   $0.52   $0.48   $0.35
Number of accumulation units outstanding at
  end of period (000 omitted)                     487      738      838    1,058    1,427    1,612    1,719   1,992   1,273   1,008
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.49    $1.36    $1.10    $1.78    $1.75    $1.50    $1.38   $1.25   $1.01   $1.17
Accumulation unit value at end of period        $1.45    $1.49    $1.36    $1.10    $1.78    $1.75    $1.50   $1.38   $1.25   $1.01
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,054    1,353    1,660    1,878    2,787    9,197    2,844   3,112     870     324
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of
  period                                        $2.91    $2.37    $1.81    $2.93    $2.88    $2.53    $2.28   $1.84   $1.46   $1.56
Accumulation unit value at end of period        $2.68    $2.91    $2.37    $1.81    $2.93    $2.88    $2.53   $2.28   $1.84   $1.46
Number of accumulation units outstanding at
  end of period (000 omitted)                   2,277    2,833   10,008   11,967   11,638    9,377    4,128   1,284     550     386
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.80    $0.72    $0.61    $0.98    $1.02    $0.92    $0.87   $0.77   $0.61   $0.79
Accumulation unit value at end of period        $0.82    $0.80    $0.72    $0.61    $0.98    $1.02    $0.92   $0.87   $0.77   $0.61
Number of accumulation units outstanding at
  end of period (000 omitted)                     266      322      468      492      587      636      956     816     519     391
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES* (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.53    $0.47    $0.39    $0.69    $0.63    $0.60    $0.56   $0.54   $0.42   $0.57
Accumulation unit value at end of period        $0.48    $0.53    $0.47    $0.39    $0.69    $0.63    $0.60   $0.56   $0.54   $0.42
Number of accumulation units outstanding at
  end of period (000 omitted)                     189      205      223      331      415      423      483     662     647     503
*Invesco V.I. Capital Appreciation Fund, Series I Shares is scheduled to be merged into Invesco Van Kampen V.I. Capital Growth
Fund, Series I Shares on April 27, 2012. In addition, Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series I Shares.
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of
  period                                        $1.07    $0.99    $0.79    $1.15    $1.08    $1.00       --      --      --      --
Accumulation unit value at end of period        $1.05    $1.07    $0.99    $0.79    $1.15    $1.08       --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                     169      269      330      358      424      575       --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.98    $0.90    $0.72    $1.09    $1.01    $0.91    $0.86   $0.78   $0.65   $0.84
Accumulation unit value at end of period        $0.94    $0.98    $0.90    $0.72    $1.09    $1.01    $0.91   $0.86   $0.78   $0.65
Number of accumulation units outstanding at
  end of period (000 omitted)                     199      294      363      384      402      403      451     539     354     166
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  59

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011    2010     2009     2008     2007     2006     2005     2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.37    $1.22    $0.93    $1.53    $1.21    $0.94    $0.82   $0.64   $0.48   $0.63
Accumulation unit value at end of period        $1.44    $1.37    $1.22    $0.93    $1.53    $1.21    $0.94   $0.82   $0.64   $0.48
Number of accumulation units outstanding at
  end of period (000 omitted)                     161      181      217      283      580      675      770     912     684     721
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                        $1.56    $1.37    $1.00    $1.71    $1.64    $1.42    $1.27   $1.08   $0.77   $1.00
Accumulation unit value at end of period        $1.40    $1.56    $1.37    $1.00    $1.71    $1.64    $1.42   $1.27   $1.08   $0.77
Number of accumulation units outstanding at
  end of period (000 omitted)                     320      469      582      612      831      683      680     562     136      --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                        $1.60    $1.41    $1.21    $1.44    $1.34    $1.27    $1.26   $1.18   $1.03   $1.00
Accumulation unit value at end of period        $1.58    $1.60    $1.41    $1.21    $1.44    $1.34    $1.27   $1.26   $1.18   $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                   5,377    6,880   57,951   47,806   44,474   21,466    9,445   2,076     137       5
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                        $1.15    $1.14    $0.92    $1.13    $1.15    $1.14    $1.02   $0.97   $0.84   $1.00
Accumulation unit value at end of period        $1.11    $1.15    $1.14    $0.92    $1.13    $1.15    $1.14   $1.02   $0.97   $0.84
Number of accumulation units outstanding at
  end of period (000 omitted)                       7       23       97      123      136      162      175     177     188      73
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.74    $0.68    $0.56    $1.01    $0.95    $0.75    $0.68   $0.60   $0.47   $0.58
Accumulation unit value at end of period        $0.60    $0.74    $0.68    $0.56    $1.01    $0.95    $0.75   $0.68   $0.60   $0.47
Number of accumulation units outstanding at
  end of period (000 omitted)                     526      877      955    1,134    1,511    1,624    1,716   1,786   1,760   1,350
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (09/24/2010)
Accumulation unit value at beginning of
  period                                        $1.13    $1.00       --       --       --       --       --      --      --      --
Accumulation unit value at end of period        $1.05    $1.13       --       --       --       --       --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      84      125       --       --       --       --       --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2002)
Accumulation unit value at beginning of
  period                                        $1.60    $1.31    $0.98    $1.45    $1.55    $1.31    $1.26   $1.07   $0.79   $1.00
Accumulation unit value at end of period        $1.50    $1.60    $1.31    $0.98    $1.45    $1.55    $1.31   $1.26   $1.07   $0.79
Number of accumulation units outstanding at
  end of period (000 omitted)                   4,522    5,828    9,670   11,364   11,900   10,097    9,125   1,935      72      20
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.05    $0.95    $0.83    $1.20    $1.13    $1.03    $0.99   $0.92   $0.77   $0.90
Accumulation unit value at end of period        $1.10    $1.05    $0.95    $0.83    $1.20    $1.13    $1.03   $0.99   $0.92   $0.77
Number of accumulation units outstanding at
  end of period (000 omitted)                     566      822      941    1,078    1,784    2,517    2,665   2,740   2,853   2,230
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                        $1.62    $1.41    $1.24    $2.17    $1.92    $1.59    $1.40   $1.20   $0.93   $1.00
Accumulation unit value at end of period        $1.39    $1.62    $1.41    $1.24    $2.17    $1.92    $1.59   $1.40   $1.20   $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,129    1,408    1,909    1,823    1,770    2,013    1,419     443     326      53
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.10    $0.98    $0.86    $1.37    $1.36    $1.17    $1.12   $1.03   $0.83   $1.05
Accumulation unit value at end of period        $1.06    $1.10    $0.98    $0.86    $1.37    $1.36    $1.17   $1.12   $1.03   $0.83
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,066    1,342    4,297    1,427    1,795    1,983    2,255   1,615   1,429     993
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                        $1.91    $1.63    $1.15    $1.61    $1.47    $1.41    $1.39   $1.32   $0.96   $1.00
Accumulation unit value at end of period        $1.77    $1.91    $1.63    $1.15    $1.61    $1.47    $1.41   $1.39   $1.32   $0.96
Number of accumulation units outstanding at
  end of period (000 omitted)                   3,097    4,103    2,160    2,719    3,312    3,653    2,474     717     169      45
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (08/26/2011)
Accumulation unit value at beginning of
  period                                        $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period        $1.05       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                     395       --       --       --       --       --       --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $0.60    $0.48    $0.32    $0.55    $0.49    $0.41    $0.39   $0.35   $0.25   $0.41
Accumulation unit value at end of period        $0.56    $0.60    $0.48    $0.32    $0.55    $0.49    $0.41   $0.39   $0.35   $0.25
Number of accumulation units outstanding at
  end of period (000 omitted)                   1,928    2,412      611      755      924    1,086    1,314   1,371   1,396     976
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                        $1.61    $1.53    $1.39    $1.38    $1.33    $1.30    $1.30   $1.26   $1.18   $1.12
Accumulation unit value at end of period        $1.72    $1.61    $1.53    $1.39    $1.38    $1.33    $1.30   $1.30   $1.26   $1.18
Number of accumulation units outstanding at
  end of period (000 omitted)                   3,996    5,466   11,055   11,176   16,465   11,634    3,551     990     627     579
-----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 60  WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2011...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firms..................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS  61

LOGO

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.


44224 V (4/12)

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE(R) BUILDER SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-333-3437

            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

New contracts are not currently being offered.

This prospectus describes two versions of the contract: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract was unavailable). The information in this prospectus applies to both contracts unless stated otherwise.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust

Columbia Funds Variable Series Trust II

Credit Suisse Trust
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Van Kampen Variable Insurance Funds
Invesco Variable Insurance Funds
Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Morgan Stanley Universal Investment Funds (UIF)
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares
Wanger Advisors Trust
Wells Fargo Variable Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits. Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits").

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
                   RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers other variable annuity contracts in addition to the contracts described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contracts described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contracts and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contracts and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACTS IN BRIEF......................    5
EXPENSE SUMMARY.............................    8
CONDENSED FINANCIAL INFORMATION.............   19
FINANCIAL STATEMENTS........................   19
THE VARIABLE ACCOUNT AND THE FUNDS..........   19
GUARANTEE PERIOD ACCOUNTS (GPAS)............   32
THE FIXED ACCOUNT...........................   34
BUYING YOUR CONTRACT........................   37
CHARGES.....................................   42
VALUING YOUR INVESTMENT.....................   52
MAKING THE MOST OF YOUR CONTRACT............   54
SURRENDERS..................................   62
TSA -- SPECIAL PROVISIONS...................   63
CHANGING THE ANNUITANT......................   64
CHANGING OWNERSHIP..........................   64
BENEFITS IN CASE OF DEATH...................   65
OPTIONAL BENEFITS...........................   73
THE ANNUITY PAYOUT PERIOD...................   88
TAXES.......................................   90
VOTING RIGHTS...............................   94
SUBSTITUTION OF INVESTMENTS.................   94
ABOUT THE SERVICE PROVIDERS.................   95
ADDITIONAL INFORMATION......................   96
APPENDICES TABLE OF CONTENTS AND
  CROSS-REFERENCE TABLE.....................   98
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............   99
APPENDIX B: EXAMPLE -- SURRENDER CHARGES....  101
APPENDIX C: EXAMPLE -- DEATH BENEFITS.......  110
APPENDIX D: EXAMPLE -- SECURESOURCE SERIES
  OF RIDERS.................................  116
APPENDIX E: SECURESOURCE SERIES OF
  RIDERS --  ADDITIONAL RMD DISCLOSURE......  124
APPENDIX F: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.....  126
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT
  RIDER.....................................  128
APPENDIX H: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS
  WITH APPLICATIONS SIGNED BEFORE MAY 1,
  2006......................................  130
APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE  RIDER DISCLOSURE....................  131
APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT
  RIDER DISCLOSURE..........................  143
APPENDIX K: INCOME ASSURER BENEFIT RIDERS...  151
APPENDIX L: EXAMPLE -- ACCUMULATION
  PROTECTOR BENEFIT RIDER...................  160
APPENDIX M: SECURESOURCE RIDER DISCLOSURE...  161
APPENDIX N: SECURESOURCE 20 RIDER
  DISCLOSURE................................  174
APPENDIX O: SECURESOURCE STAGES RIDER
  DISCLOSURE................................  188
APPENDIX P: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  198
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  209





--------------------------------------------------------------------------------
 2  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITIZATION START DATE: The date when annuity payments begin according to the applicable annuity payment plan (referred to as "Retirement date" in the Original Contract). Throughout this prospectus when we use the term "Annuitization start date," it includes the term "Retirement date."

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's death (Current Contract), or owner's or annuitant's death (Original Contract) while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT (CURRENT CONTRACT): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order," your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.


--------------------------------------------------------------------------------
                   RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  3

OWNER (YOU, YOUR): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines "owner", "you" and "your".

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We determine the credit percentage based on cumulative net payments (total payments less surrenders). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Custodial and investment only plans under Section 401(a) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract (referred to as "Withdrawal value" in the Original Contract). It is the contract value minus any applicable charges and any purchase payment credits subject to reversal, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as "Surrender value" in the Current Contract). It is the contract value minus any applicable charges and any purchase payment credits subject to reversal, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".


--------------------------------------------------------------------------------
 4  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACTS IN BRIEF

This prospectus describes two versions of the contract: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract was unavailable). The primary differences are disclosed in the following sections: "Key Terms", "Expense Summary," "Buying Your Contract", "Benefits in Case of Death", and "Optional Benefits."


PURPOSE: These contracts allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. For the Current Contract, you may allocate your purchase payments to the regular fixed account, the Special DCA fixed account, GPAs and/or subaccounts of the variable account under the contract. For the Original Contract, you may allocate your purchase payments to the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract), the GPAs and/or subaccounts of the variable account under the contract. When you invest in the subaccounts of the variable account, you risk losing amounts you invest. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the annuitization start date, these contracts provide lifetime or other forms of payout of your contract value (less any applicable premium tax and/or other charges).


BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract").

It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits subject to reversal. (See "Buying Your Contract -- Purchase Payment Credits"). We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:

- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")


--------------------------------------------------------------------------------
                   RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  5

- for the Current Contract:

  - regular fixed account, which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Buying Your Contract", "Transfer policies" and "The Regular Fixed Account").

  - Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "Special DCA Fixed Account").

- for the Original Contract:

  - one-year fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract", "Transfer policies" and "The One-Year Fixed Account").

  - DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "DCA Fixed Account").

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account (Current Contract) and DCA fixed account (Original Contract) are not permitted. GPAs, the regular fixed account (Current Contract) and the one-year fixed account (Original Contract) are subject to special restrictions. (See "Making the Most of Your
Contract -- Transferring Among Accounts").

SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you make surrenders prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource Stages rider or the SecureSource 20 rider, please consider carefully when you take withdrawals. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reset based on your contract value at that time and you will no longer be eligible to receive the 20% credit available under the SecureSource 20 rider or any future rider credits under the SecureSource Stages. Certain other restrictions may apply. (See "Surrenders").

OPTIONAL BENEFITS: You can buy optional benefits with your contract for an additional charge if you meet certain criteria. We offer optional death benefits and optional living benefits. Optional living benefits include: different versions of the guaranteed minimum withdrawal benefits, which permit you to withdraw a guaranteed amount from the contract over a period of time, Accumulation Protector Benefit rider, which provides you with a guaranteed contract value at the end of specified waiting period regardless of the volatility inherent in the investments in the subaccounts, and Income Assurer Benefit rider, which provides you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts . Guaranteed minimum withdrawal benefits are SecureSource series riders, Guarantor Withdrawal Benefit rider and Guarantor Withdrawal Benefit for Life rider. When used in this prospectus, the term "SecureSource series" includes: the SecureSource Stages 2 riders, the SecureSource Stages riders, the SecureSource 20 riders and the SecureSource riders, except where the SecureSource Stages 2 riders, the SecureSource Stages riders, SecureSource 20 riders and SecureSource riders are specifically referenced and distinguished from other riders in the SecureSource series.

Optional living benefits require the use of a Portfolio Navigator program (PN program) investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. For more information on optional living benefits, please see "Optional Benefits -- Optional Living Benefits". Optional benefits vary by state and may have eligibility requirements.

We offer the following optional death benefits: MAV Death Benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider. Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider are intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.

BENEFITS IN CASE OF DEATH: For the Current Contract, if you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. For the Original Contract, if you or the annuitant die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (See "Benefits in Case of Death").

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable

--------------------------------------------------------------------------------
 6 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs, the Special DCA fixed account (Current Contract) and the DCA fixed accounts (Original Contract) are not available after the annuitization start date. (See "The Annuity Payout Period").


--------------------------------------------------------------------------------
                   RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  7

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A SURRENDER FROM THESE CONTRACTS. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAY PAY WHEN YOU MAKE A SURRENDER FROM ONE OF THESE CONTRACTS. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CURRENT CONTRACT:

(applications signed on or after Nov. 30, 2009, subject to state availability)

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE

(Contingent deferred sales charge as a percentage of purchase payments surrendered)

You select either a six-year or eight-year surrender charge schedule at the time of application.


            SIX-YEAR SCHEDULE                           EIGHT-YEAR SCHEDULE
                         SURRENDER CHARGE                             SURRENDER CHARGE
 NUMBER OF COMPLETED        PERCENTAGE        NUMBER OF COMPLETED        PERCENTAGE
  YEARS FROM DATE OF      APPLIED TO EACH      YEARS FROM DATE OF      APPLIED TO EACH
EACH PURCHASE PAYMENT    PURCHASE PAYMENT    EACH PURCHASE PAYMENT    PURCHASE PAYMENT
          0                      8%                    0                      8%

          1                      8                     1                      8

          2                      8                     2                      8

          3                      6                     3                      7

          4                      4                     4                      6

          5                      2                     5                      5

          Thereafter             0                     6                      4

                                                       7                      2

                                                       Thereafter             0


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


--------------------------------------------------------------------------------
 8  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                 MAXIMUM: $50     CURRENT: $40

ANNUAL CONTRACT ADMINISTRATIVE CHARGE IF YOUR CONTRACT VALUE          MAXIMUM: $20     CURRENT: $0
EQUALS OR EXCEEDS $50,000

CONTRACT ADMINISTRATIVE CHARGE AT FULL SURRENDER                      MAXIMUM: $50     CURRENT: $40


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE THE SIX-YEAR OR EIGHT-YEAR SURRENDER CHARGE SCHEDULE AND ONE OF THE DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE DEATH BENEFIT GUARANTEES AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SIX-YEAR SURRENDER CHARGE SCHEDULE



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

CV Death Benefit*                                   1.50%                         0.15%                        1.65%

ROPP Death Benefit                                  1.50                          0.15                         1.65

MAV Death Benefit                                   1.75                          0.15                         1.90

5% Accumulation Death Benefit                       1.90                          0.15                         2.05

Enhanced Death Benefit                              1.95                          0.15                         2.10

EIGHT-YEAR SURRENDER CHARGE


                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
CV Death Benefit*                                   1.25%                         0.15%                        1.40%

ROPP Death Benefit                                  1.25                          0.15                         1.40

MAV Death Benefit                                   1.50                          0.15                         1.65

5% Accumulation Death Benefit                       1.65                          0.15                         1.80

Enhanced Death Benefit                              1.70                          0.15                         1.85


* CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.


--------------------------------------------------------------------------------
                   RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  9

OTHER ANNUAL EXPENSES

OPTIONAL DEATH BENEFITS
If eligible, you may have selected an optional death benefit in addition to the ROPP and MAV Death Benefits. The fees apply only if you have selected one of these benefits.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS
If eligible, you may have selected one of the following optional living benefits if available in your state. The optional living benefits require participation in the PN program. The fees apply only if you have selected one of these benefits.



SECURESOURCE STAGES 2(SM) - SINGLE LIFE RIDER FEE                   MAXIMUM: 1.75%     CURRENT: 0.95%

SECURESOURCE STAGES 2(SM) - JOINT LIFE RIDER FEE                    MAXIMUM: 2.25%     CURRENT: 1.15%


(Charged annually on the contract anniversary as a percentage of contract value or the total Benefit Base, whichever is greater.)



ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                        MAXIMUM: 1.75%     CURRENT: 1.50%(1)


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

(1) For contract applications signed after July 18, 2010, but prior to Oct. 4, 2010, the current fee is 1.10%.



SECURESOURCE(R) STAGES - SINGLE LIFE RIDER FEE                      MAXIMUM: 2.00%     CURRENT: 1.10%

SECURESOURCE(R) STAGES - JOINT LIFE RIDER FEE                       MAXIMUM: 2.50%     CURRENT: 1.35%


(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)


ORIGINAL CONTRACT:

(applications signed prior to Nov. 30, 2009, subject to state availability)

CONTRACT OWNER TRANSACTION EXPENSES:

SURRENDER CHARGE(1)

(Contingent deferred sales charge as a percentage of purchase payments surrendered)

You selected either a six-year or eight-year surrender charge schedule at the time of application.


            SIX-YEAR SCHEDULE                           EIGHT-YEAR SCHEDULE
                         SURRENDER CHARGE                             SURRENDER CHARGE
 NUMBER OF COMPLETED        PERCENTAGE        NUMBER OF COMPLETED        PERCENTAGE
  YEARS FROM DATE OF      APPLIED TO EACH      YEARS FROM DATE OF      APPLIED TO EACH
EACH PURCHASE PAYMENT    PURCHASE PAYMENT    EACH PURCHASE PAYMENT    PURCHASE PAYMENT
          0                      8%                    0                      8%

          1                      8                     1                      8

          2                      8                     2                      8

          3                      6                     3                      8

          4                      4                     4                      8

          5                      2                     5                      6

          Thereafter             0                     6                      4

                                                       7                      2

                                                       Thereafter             0


(1) For the Original Contract Alaska, Arizona, Colorado, Connecticut, Florida, Georgia, Illinois, Michigan, Mississippi, New Jersey, Oregon, Utah and Washington contracts, the eight-year surrender charge schedule is modified as follows: Years 1-3 - 8%; Year 4 - 7%; Year 5 - 6%; Year 6 - 5%; Year
    7 - 4%; Year 8 - 2%; and Years 9+ - 0%.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See
"Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


--------------------------------------------------------------------------------
 10  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.



ANNUAL CONTRACT ADMINISTRATIVE CHARGE AND AT FULL SURRENDER                         $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full surrender.)

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE THE SIX-YEAR OR EIGHT-YEAR SURRENDER CHARGE SCHEDULE AND ONE OF THE DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE DEATH BENEFIT GUARANTEES AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



IF YOU SELECT A SIX-YEAR SURRENDER CHARGE       MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
SCHEDULE AND:                                 EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

ROP Death Benefit                                   1.50%                         0.15%                        1.65%

MAV Death Benefit                                   1.70                          0.15                         1.85

5% Accumulation Death Benefit                       1.85                          0.15                         2.00

Enhanced Death Benefit                              1.90                          0.15                         2.05


IF YOU SELECT AN EIGHT-YEAR SURRENDER           MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
CHARGE SCHEDULE AND:                          EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
ROP Death Benefit                                   1.25%                         0.15%                        1.40%

MAV Death Benefit                                   1.45                          0.15                         1.60

5% Accumulation Death Benefit                       1.60                          0.15                         1.75

Enhanced Death Benefit                              1.65                          0.15                         1.80



OTHER ANNUAL EXPENSES

OPTIONAL DEATH BENEFITS
If eligible, you may have selected an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you have selected one of these benefits.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS
If eligible, you may have selected one of the following optional living benefits, if available in your state. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires participation in the PN program.



ACCUMULATION PROTECTOR BENEFIT RIDER FEE                           MAXIMUM: 1.75%     CURRENT: 0.95%(1)


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

(1) For contracts with applications signed prior to Jan. 26, 2009, the current charge is 0.55% and for contracts with applications signed between Jan. 26, 2009 and May 30, 2009, the current fee is 0.80%.

FOR APPLICATIONS SIGNED ON OR AFTER AUG. 10, 2009 BUT PRIOR TO NOV. 30, 2009, SUBJECT TO STATE AVAILABILITY, OR IN STATES WHERE THE CURRENT CONTRACT WAS NOT
AVAILABLE:



SECURESOURCE(R) 20 - SINGLE LIFE RIDER FEE                         MAXIMUM: 2.00%     CURRENT: 1.25%

SECURESOURCE(R) 20 - JOINT LIFE RIDER FEE                          MAXIMUM: 2.50%     CURRENT: 1.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

FOR APPLICATIONS SIGNED ON OR AFTER JAN. 26, 2009, BUT PRIOR TO AUG. 10, 2009, OR IN STATES WHERE THE CURRENT CONTRACT AND SECURESOURCE 20 WERE NOT AVAILABLE:



SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 2.00%     CURRENT: 1.10%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 2.50%     CURRENT: 1.40%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  11

FOR APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009:



SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 1.50%     CURRENT: 0.75%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 1.75%     CURRENT: 0.95%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

FOR APPLICATIONS SIGNED PRIOR TO JUNE 1, 2008:



SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 1.50%     CURRENT: 0.65%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 1.75%     CURRENT: 0.85%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE                 MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)



INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER     MAXIMUM: 1.75%     CURRENT: 0.60%(1)
FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION      MAXIMUM: 2.00%     CURRENT: 0.65%(1)
BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------
 12  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)


                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                1.67%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                ACQUIRED FUND   GROSS TOTAL
                                MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
           FUND NAME               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Global       0.75%      0.25%    0.19%           --%          1.19%
Thematic Growth Portfolio
(Class B)


AllianceBernstein VPS Growth       0.55       0.25     0.05            --           0.85
and Income Portfolio (Class
B)


AllianceBernstein VPS              0.75       0.25     0.07            --           1.07
International Value Portfolio
(Class B)


American Century VP Inflation      0.47       0.25     0.01            --           0.73
Protection, Class II


American Century VP Mid Cap        0.90       0.25     0.01            --           1.16
Value, Class II


American Century VP Ultra(R),      0.90       0.25     0.01            --           1.16
Class II


American Century VP Value,         0.88       0.25       --            --           1.13
Class II


Columbia Variable                  0.33       0.13     0.14            --           0.60(1)
Portfolio - Cash Management
Fund (Class 3)


Columbia Variable                  0.41       0.13     0.13            --           0.67
Portfolio - Diversified Bond
Fund (Class 3)


Columbia Variable                  0.57       0.13     0.13            --           0.83
Portfolio - Diversified
Equity Income Fund (Class 3)


Columbia Variable                  0.66       0.13     0.16          0.01           0.96
Portfolio - Dynamic Equity
Fund (Class 3)


Columbia Variable                  1.07       0.13     0.25            --           1.45(1)
Portfolio - Emerging Markets
Opportunity Fund (Class 3)


Columbia Variable                  0.42       0.13     0.14            --           0.69
Portfolio - Global Inflation
Protected Securities Fund
(Class 3)


Columbia Variable                  0.63       0.25     0.15            --           1.03(1),(2)
Portfolio - High Income Fund
(Class 2)


Columbia Variable                  0.58       0.13     0.17            --           0.88(1)
Portfolio - High Yield Bond
Fund (Class 3)


Columbia Variable                  0.57       0.13     0.14            --           0.84
Portfolio - Income
Opportunities Fund (Class 3)


Columbia Variable                  0.79       0.13     0.21            --           1.13
Portfolio - International
Opportunity Fund (Class 3)


Columbia Variable                  0.71       0.13     0.17            --           1.01(1)
Portfolio - Large Cap Growth
Fund (Class 3)


Columbia Variable                  0.97         --     0.13            --           1.10(1),(2)
Portfolio - Marsico Growth
Fund (Class 1)


Columbia Variable                  1.02       0.25     0.20            --           1.47(1),(2)
Portfolio - Marsico
International Opportunities
Fund (Class 2)


Columbia Variable                  0.76       0.13     0.17            --           1.06(1)
Portfolio - Mid Cap Growth
Opportunity Fund (Class 3)


Columbia Variable                  0.74       0.13     0.14            --           1.01
Portfolio - Mid Cap Value
Opportunity Fund (Class 3)


Columbia Variable                  0.10       0.13     0.27            --           0.50
Portfolio - S&P 500 Index
Fund (Class 3)


Columbia Variable                  0.36       0.13     0.15            --           0.64
Portfolio - Short Duration
U.S. Government Fund (Class
3)


Columbia Variable                  0.87       0.25     0.12          0.02           1.26(1),(3)
Portfolio - Small Cap Value
Fund (Class 2)


Credit Suisse                      0.50       0.25     0.31            --           1.06(4)
Trust - Commodity Return
Strategy Portfolio


Dreyfus Investment Portfolios      0.75       0.25     0.08            --           1.08
Technology Growth Portfolio,
Service Shares


Dreyfus Variable Investment        0.75       0.25     0.05            --           1.05
Fund Appreciation Portfolio,
Service Shares




--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  13

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                ACQUIRED FUND   GROSS TOTAL
                                MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
           FUND NAME               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Dreyfus Variable Investment        0.75%      0.25%    0.35%           --%          1.35%
Fund International Equity
Portfolio, Service Shares


Dreyfus Variable Investment        1.00       0.25     0.25            --           1.50
Fund International Value
Portfolio, Service Shares


Eaton Vance VT Floating-Rate       0.57       0.50     0.08            --           1.15
Income Fund


Fidelity(R) VIP Contrafund(R)      0.56       0.25     0.09            --           0.90
Portfolio Service Class 2


Fidelity(R) VIP Investment         0.32       0.25     0.10            --           0.67
Grade Bond Portfolio Service
Class 2


Fidelity(R) VIP Mid Cap            0.56       0.25     0.10            --           0.91
Portfolio Service Class 2


Fidelity(R) VIP Overseas           0.71       0.25     0.14            --           1.10
Portfolio Service Class 2


FTVIPT Franklin Global Real        0.80       0.25     0.32            --           1.37
Estate Securities
Fund - Class 2


FTVIPT Franklin Income             0.45       0.25     0.02            --           0.72
Securities Fund - Class 2


FTVIPT Templeton Global Bond       0.46       0.25     0.10            --           0.81
Securities Fund - Class 2


FTVIPT Templeton Growth            0.74       0.25     0.04            --           1.03
Securities Fund - Class 2


Goldman Sachs VIT Mid Cap          0.80         --     0.06            --           0.86(5)
Value Fund - Institutional
Shares


Goldman Sachs VIT Structured       0.62         --     0.08            --           0.70(6)
U.S. Equity
Fund - Institutional Shares


Invesco V.I. Global Health         0.75       0.25     0.37            --           1.37
Care Fund, Series II Shares


Invesco V.I. International         0.71       0.25     0.32            --           1.28
Growth Fund, Series II Shares


Invesco Van Kampen V.I.            0.67       0.25     0.28            --           1.20(7)
American Franchise Fund,
Series II Shares


Invesco Van Kampen V.I.            0.56       0.25     0.24            --           1.05(8)
Comstock Fund, Series II
Shares


Invesco Van Kampen V.I. Mid        0.75       0.25     0.33            --           1.33(9)
Cap Growth Fund, Series II
Shares


Janus Aspen Series Janus           0.56       0.25     0.07            --           0.88
Portfolio: Service Shares


Legg Mason ClearBridge             0.75         --     0.14            --           0.89
Variable Small Cap Growth
Portfolio - Class I


MFS(R) Total Return                0.75       0.25     0.06            --           1.06(10)
Series - Service Class


MFS(R) Utilities                   0.73       0.25     0.08            --           1.06
Series - Service Class


Morgan Stanley UIF Global          0.85       0.35     0.47            --           1.67(11)
Real Estate Portfolio, Class
II Shares


Morgan Stanley UIF Mid Cap         0.75       0.35     0.30            --           1.40(11)
Growth Portfolio, Class II
Shares


Oppenheimer Capital                0.68       0.25     0.12            --           1.05
Appreciation Fund/VA, Service
Shares


Oppenheimer Global Securities      0.63       0.25     0.13            --           1.01
Fund/VA, Service Shares


Oppenheimer Global Strategic       0.58       0.25     0.13          0.07           1.03(12)
Income Fund/VA, Service
Shares


Oppenheimer Main Street            0.69       0.25     0.14            --           1.08(13)
Small- & Mid-Cap Fund(R)/VA,
Service Shares


PIMCO VIT All Asset                0.43       0.25       --          0.74           1.42(14)
Portfolio, Advisor Share
Class


Putnam VT Global Health Care       0.63       0.25     0.21            --           1.09
Fund - Class IB Shares


Putnam VT Small Cap Value          0.63       0.25     0.15          0.11           1.14
Fund - Class IB Shares


Variable                             --       0.25     0.02          0.79           1.06
Portfolio - Aggressive
Portfolio (Class 2)


Variable                             --       0.25     0.02          0.79           1.06
Portfolio - Aggressive
Portfolio (Class 4)


Variable                             --       0.25     0.02          0.61           0.88
Portfolio - Conservative
Portfolio (Class 2)


Variable                             --       0.25     0.02          0.61           0.88
Portfolio - Conservative
Portfolio (Class 4)


Variable Portfolio - Davis         0.71       0.13     0.13            --           0.97(15)
New York Venture Fund (Class
3)


Variable Portfolio - Goldman       0.77       0.13     0.13            --           1.03(15)
Sachs Mid Cap Value Fund
(Class 3)


Variable Portfolio - Moderate        --       0.25     0.02          0.71           0.98
Portfolio (Class 2)


Variable Portfolio - Moderate        --       0.25     0.02          0.71           0.98
Portfolio (Class 4)


Variable                             --       0.25     0.02          0.75           1.02
Portfolio - Moderately
Aggressive Portfolio (Class
2)


Variable                             --       0.25     0.02          0.75           1.02
Portfolio - Moderately
Aggressive Portfolio (Class
4)


Variable                             --       0.25     0.02          0.66           0.93
Portfolio - Moderately
Conservative Portfolio (Class
2)


Variable                             --       0.25     0.02          0.66           0.93
Portfolio - Moderately
Conservative Portfolio (Class
4)


Variable Portfolio - Partners      0.91       0.13     0.15          0.02           1.21(15)
Small Cap Value Fund (Class
3)


Wanger International               0.89         --     0.13            --           1.02(2)




--------------------------------------------------------------------------------
 14  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                ACQUIRED FUND   GROSS TOTAL
                                MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
           FUND NAME               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Wanger USA                         0.86%        --%    0.08%           --%          0.94(2)%


Wells Fargo Advantage VT           0.55       0.25     0.26            --           1.06(16)
Index Asset Allocation
Fund - Class 2


Wells Fargo Advantage VT           0.75       0.25     0.22          0.01           1.23(17)
International Equity
Fund - Class 2


Wells Fargo Advantage VT           0.55       0.25     0.37          0.01           1.18(17)
Intrinsic Value Fund - Class
2


Wells Fargo Advantage VT           0.55       0.25     0.25            --           1.05(17)
Omega Growth Fund - Class 2


Wells Fargo Advantage VT           0.65       0.25     0.17            --           1.07(18)
Opportunity Fund - Class 2


Wells Fargo Advantage VT           0.75       0.25     0.20          0.01           1.21
Small Cap Growth Fund - Class
2


Wells Fargo Advantage VT           0.40       0.25     0.26          0.01           0.92(17)
Total Return Bond
Fund - Class 2





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.585% for Columbia Variable Portfolio - Cash Management Fund (Class 3), 1.385% for Columbia Variable Portfolio - Emerging Markets Opportunity Fund (Class 3), 0.97% for Columbia Variable Portfolio - High Income Fund (Class 2), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 3), 0.79% for Columbia Variable Portfolio - Marsico Growth Fund (Class 1), 1.44% for Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2), 1.005% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3) and 1.03% for Columbia Variable Portfolio - Small Cap Value Fund (Class 2).


 (2) Other expenses have been restated to reflect contractual changes to certain other fees.


 (3) Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates. Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.


 (4) Credit Suisse will waive fees and reimburse expenses so that the Portfolio's annual operating expenses will not exceed 1.05% of the Portfolio's average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.


 (5) Effective June 30, 2011, the Investment Advisor agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.85%.


 (6) Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.


 (7) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. In addition, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 1.15% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.


 (8) The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 0.97% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.


 (9) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.


(10) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2013. After fee waivers, net expenses would be 1.03%.


(11) The Portfolios' Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee paid to each Portfolios Distributor, Morgan Stanley Distribution, Inc.), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.


(12) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. The Manager has also contractually agreed to waive the


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS 15 management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees. After fee waivers, net expenses would be 0.97%.


(13) The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%.


(14) PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.345%.


(15) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.905% for Variable Portfolio - Davis New York Venture Fund (Class 3), 0.985% for Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.035% for Variable Portfolio - Partners Small Cap Value Fund (Class 3).


(16) The Adviser has committed through April 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.


(17) The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 0.94% for Wells Fargo Advantage VT International Equity Fund - Class 2, 1.00% for Wells Fargo Advantage VT Intrinsic Value Fund - Class 2, 1.00% for Wells Fargo Advantage VT Omega Growth Fund - Class 2 and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund - Class 2.


(18) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.



--------------------------------------------------------------------------------
 16  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered. They assume that you select the MAV Death Benefit, the SecureSource Stages 2 - Joint Life rider and the Benefit Protector Plus Death Benefit.(1),(4) Although your actual costs may be lower, based on the assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Eight-year
surrender charge
schedule             $1,380      $2,676      $3,770      $6,308           $660       $1,954      $3,226      $6,308

Six-year
surrender charge
schedule              1,404       2,749       3,704       6,503            684        2,026       3,341       6,503



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROPP Death Benefit and do not select any optional benefits.(3) Although your actual costs may be higher, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Eight-year
surrender charge
schedule             $  976      $1,501      $1,827      $2,600           $235        $720       $1,227      $2,600

Six-year
surrender charge
schedule              1,000       1,572       1,756       2,860            260         797        1,356       2,860



ORIGINAL CONTRACT(2):
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life rider or SecureSource 20 - Joint Life rider and the Benefit Protector Plus Death Benefit.(3),(4) Although your actual costs may be lower, based on the assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Eight-year
surrender charge
schedule             $1,390      $2,706      $3,999      $6,395           $670       $1,983      $3,274      $6,395

Six-year
surrender charge
schedule              1,415       2,779       3,751       6,589            695        2,055       3,388       6,589



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits.(3) Although your actual costs may be higher, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Eight-year
surrender charge
schedule             $  975      $1,501      $2,027      $2,600           $235        $720       $1,227      $2,600

Six-year
surrender charge
schedule              1,000       1,572       1,756       2,860            260         797        1,356       2,860



(1) In these examples, the contract administrative charge is $50.
(2) For the Original Contract in Alaska, Arizona, Colorado, Connecticut, Florida, Georgia, Illinois, Michigan, Mississippi, New Jersey, Oregon, Pennsylvania, Utah and Washington contract holders, your expenses would be slightly lower due to the modified eight-year surrender charge schedule.
(3) In these examples, the contract administrative charge is $40.
(4) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  17

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.


--------------------------------------------------------------------------------
 18  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix P.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates. (See "Revenue we receive from the funds may create potential conflicts of interest.") These relationships may influence recommendations your

--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS 19 investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.


--------------------------------------------------------------------------------
 20  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  21

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein               Y                     Y            Seeks long-term growth of    AllianceBernstein L.P.
VPS Global Thematic                                                capital.
Growth Portfolio
(Class B)
--------------------------------------------------------------------------------------------------------------------------

AllianceBernstein               Y                     Y            Seeks long-term growth of    AllianceBernstein L.P.
VPS Growth and                                                     capital.
Income Portfolio
(Class B)
--------------------------------------------------------------------------------------------------------------------------

AllianceBernstein               Y                     Y            Seeks long-term growth of    AllianceBernstein L.P.
VPS International                                                  capital.
Value Portfolio
(Class B)
--------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                     Y            Seeks long-term total        American Century
Inflation                                                          return using a strategy      Investment Management,
Protection, Class II                                               that seeks to protect        Inc.
                                                                   against U.S. inflation.
--------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                     Y            Seeks long-term capital      American Century
Mid Cap Value, Class                                               growth. Income is a          Investment Management,
II                                                                 secondary objective.         Inc.
--------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                     Y            Seeks long-term capital      American Century
Ultra(R), Class II                                                 growth.                      Investment Management,
                                                                                                Inc.
--------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                     Y            Seeks long-term capital      American Century
Value, Class II                                                    growth. Income is a          Investment Management,
                                                                   secondary objective.         Inc.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks maximum current        Columbia Management
Portfolio - Cash                                                   income consistent with       Investment Advisers, LLC
Management Fund                                                    liquidity and stability of
(Class 3)                                                          principal.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks high level of          Columbia Management
Portfolio - Diversi-                                               current income while         Investment Advisers, LLC
fied Bond Fund                                                     attempting to conserve the
(Class 3)                                                          value of the investment
                                                                   for the longest period of
                                                                   time.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks high level of          Columbia Management
Portfolio - Diversi-                                               current income and, as a     Investment Advisers, LLC
fied Equity Income                                                 secondary goal, steady
Fund (Class 3)                                                     growth of capital.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks capital                Columbia Management
Portfolio - Dynamic                                                appreciation.                Investment Advisers, LLC
Equity Fund (Class
3)
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 22  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Columbia Variable               Y                     Y            Seeks long-term capital      Columbia Management
Portfolio - Emerging                                               growth.                      Investment Advisers, LLC,
Markets Opportunity                                                                             adviser; Threadneedle
Fund (Class 3)                                                                                  International Limited, an
                                                                                                indirect wholly-owned
                                                                                                subsidiary of Ameriprise
                                                                                                Financial, sub-adviser.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Non-diversified fund that    Columbia Management
Portfolio - Global                                                 seeks total return that      Investment Advisers, LLC
Inflation Protected                                                exceeds the rate of
Securities Fund                                                    inflation over the long
(Class 3)                                                          term.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks total return,          Columbia Management
Portfolio - High                                                   consisting of a high level   Investment Advisers, LLC
Income Fund (Class                                                 of income and capital
2)                                                                 appreciation.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks high current income,   Columbia Management
Portfolio - High                                                   with capital growth as a     Investment Advisers, LLC
Yield Bond Fund                                                    secondary objective.
(Class 3)
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks high total return      Columbia Management
Portfolio - Income                                                 through current income and   Investment Advisers, LLC
Opportunities Fund                                                 capital appreciation.
(Class 3)
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks capital                Columbia Management
Portfolio - In-                                                    appreciation.                Investment Advisers, LLC,
ternational                                                                                     adviser; Threadneedle
Opportunity Fund                                                                                International Limited, an
(Class 3)                                                                                       indirect wholly-owned
                                                                                                subsidiary of Ameriprise
                                                                                                Financial, sub-adviser.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks long-term capital      Columbia Management
Portfolio - Large                                                  growth.                      Investment Advisers, LLC
Cap Growth Fund
(Class 3)
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks long-term growth of    Columbia Management
Portfolio - Marsico                                                capital.                     Investment Advisers, LLC,
Growth Fund (Class                                                                              adviser; Marsico Capital
1)                                                                                              Management, LLC,
                                                                                                subadviser.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks long-term growth of    Columbia Management
Portfolio - Marsico                                                capital.                     Investment Advisers, LLC,
International                                                                                   adviser; Marsico Capital
Opportunities Fund                                                                              Management, LLC,
(Class 2)                                                                                       subadviser.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               N                     Y            Seeks growth of capital.     Columbia Management
Portfolio - Mid Cap                                                                             Investment Advisers, LLC
Growth Opportunity
Fund (Class 3)
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  23

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Columbia Variable               Y                     Y            Seeks long-term growth of    Columbia Management
Portfolio - Mid Cap                                                capital.                     Investment Advisers, LLC
Value Opportunity
Fund (Class 3)
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks long-term capital      Columbia Management
Portfolio - S&P 500                                                appreciation.                Investment Advisers, LLC
Index Fund (Class 3)
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks high level of          Columbia Management
Portfolio - Short                                                  current income and safety    Investment Advisers, LLC
Duration U.S.                                                      of principal consistent
Government Fund                                                    with investment in U.S.
(Class 3)                                                          government and government
                                                                   agency securities.
--------------------------------------------------------------------------------------------------------------------------

Columbia Variable               Y                     Y            Seeks long-term capital      Columbia Management
Portfolio - Small                                                  appreciation.                Investment Advisers, LLC
Cap Value Fund
(Class 2)
--------------------------------------------------------------------------------------------------------------------------

Credit Suisse                   Y                     Y            Seeks total return.          Credit Suisse Asset
Trust - Commodity                                                                               Management, LLC
Return Strategy
Portfolio
--------------------------------------------------------------------------------------------------------------------------

Dreyfus Investment              N                     Y            Seeks capital                The Dreyfus Corporation
Portfolios                                                         appreciation.
Technology Growth
Portfolio, Service
Shares
--------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                N                     Y            Seeks long-term capital      The Dreyfus Corporation,
Investment Fund                                                    growth consistent with the   adviser; Fayez Sarofim &
Appreciation                                                       preservation of capital.     Co., sub-adviser.
Portfolio, Service
Shares
--------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                Y                     Y            Seeks capital growth.        The Dreyfus Corporation,
Investment Fund                                                                                 adviser; Newton Capital
International Equity                                                                            Management Limited, sub-
Portfolio, Service                                                                              adviser
Shares
--------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                Y                     Y            Seeks long-term capital      The Dreyfus Corporation
Investment Fund                                                    growth.
International Value
Portfolio, Service
Shares
--------------------------------------------------------------------------------------------------------------------------

Eaton Vance VT                  Y                     Y            Seeks high level of          Eaton Vance Management
Floating-Rate Income                                               current income.
Fund
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 24  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP                 Y                     Y            Seeks long-term capital      Fidelity Management &
Contrafund(R)                                                      appreciation. Normally       Research Company (FMR) is
Portfolio Service                                                  invests primarily in         the fund's manager. FMR
Class 2                                                            common stocks. Invests in    Co., Inc. (FMRC) and other
                                                                   securities of companies      investment advisers serve
                                                                   whose value it believes is   as sub-advisers for the
                                                                   not fully recognized by      fund.
                                                                   the public. Invests in
                                                                   either "growth" stocks or
                                                                   "value" stocks or both.
                                                                   The fund invests in
                                                                   domestic and foreign
                                                                   issuers.
--------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP                 Y                     Y            Seeks as high level of       Fidelity Management &
Investment Grade                                                   current income as is         Research Company (FMR) is
Bond Portfolio                                                     consistent with the          the fund's manager.
Service Class 2                                                    preservation of capital.     Fidelity Investments Money
                                                                   Normally invests at least    Management, Inc. (FIMM)
                                                                   80% of assets in             and other investment
                                                                   investment-grade debt        advisers serve as sub-
                                                                   securities (those of         advisers for the fund.
                                                                   medium and high quality)
                                                                   of all types and
                                                                   repurchase agreements for
                                                                   those securities.
--------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid             Y                     Y            Seeks long-term growth of    Fidelity Management &
Cap Portfolio                                                      capital. Normally invests    Research Company (FMR) is
Service Class 2                                                    primarily in common          the fund's manager. FMR
                                                                   stocks. Normally invests     Co., Inc. (FMRC) and other
                                                                   at least 80% of assets in    investment advisers serve
                                                                   securities of companies      as sub-advisers for the
                                                                   with medium market           fund.
                                                                   capitalizations. May
                                                                   invest in companies with
                                                                   smaller or larger market
                                                                   capitalizations. Invests
                                                                   in domestic and foreign
                                                                   issuers. The Fund invests
                                                                   in either "growth" or
                                                                   "value" common stocks or
                                                                   both.
--------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP                 Y                     Y            Seeks long-term growth of    Fidelity Management &
Overseas Portfolio                                                 capital. Normally invests    Research Company (FMR) is
Service Class 2                                                    primarily in common stocks   the fund's manager. FMR
                                                                   allocating investments       Co., Inc. (FMRC) and other
                                                                   across different countries   investment advisers serve
                                                                   and regions. Normally        as sub-advisers for the
                                                                   invests at least 80% of      fund.
                                                                   assets in non-U.S.
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  25

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin                 N                     Y            Seeks high total return.     Franklin Templeton
Global Real Estate                                                 The fund normally invests    Institutional, LLC
Securities                                                         at least 80% of its net
Fund - Class 2                                                     assets in investments of
                                                                   companies located anywhere
                                                                   in the world that operate
                                                                   in the real estate sector.
--------------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin                 Y                     Y            Seeks to maximize income     Franklin Advisers, Inc.
Income Securities                                                  while maintaining
Fund - Class 2                                                     prospects for capital
                                                                   appreciation. The fund
                                                                   normally invests in both
                                                                   equity and debt
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton                Y                     Y            Seeks high current income,   Franklin Advisers, Inc.
Global Bond                                                        consistent with
Securities                                                         preservation of capital,
Fund - Class 2                                                     with capital appreciation
                                                                   as a secondary
                                                                   consideration. The fund
                                                                   normally invests at least
                                                                   80% of its net assets in
                                                                   bonds, which include debt
                                                                   securities of any
                                                                   maturity, such as bonds,
                                                                   notes, bills and
                                                                   debentures.
--------------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton                Y                     Y            Seeks long-term capital      Templeton Global Advisors
Growth Securities                                                  growth. The fund normally    Limited
Fund - Class 2                                                     invests primarily in
                                                                   equity securities of
                                                                   companies located anywhere
                                                                   in the world, including
                                                                   those in the U.S. and
                                                                   emerging markets.
--------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT               Y                     Y            Seeks long-term capital      Goldman Sachs Asset
Mid Cap Value                                                      appreciation.                Management, L.P.
Fund - Institutional
Shares
--------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT               Y                     Y            Seeks long-term growth of    Goldman Sachs Asset
Structured U.S.                                                    capital.                     Management, L.P.
Equity
Fund - Institutional
Shares
--------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Global             Y                     Y            Seeks long-term growth of    Invesco Advisers, Inc.
Health Care Fund,                                                  capital.
Series II Shares
--------------------------------------------------------------------------------------------------------------------------

Invesco V.I.                    Y                     Y            Seeks long-term growth of    Invesco Advisers, Inc.
International Growth                                               capital.
Fund, Series II
Shares
--------------------------------------------------------------------------------------------------------------------------

Invesco Van Kampen              Y                     Y            Seeks capital growth.        Invesco Advisers, Inc.
V.I. American
Franchise Fund,
Series II Shares
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 26  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen              Y                     Y            Seeks capital growth and     Invesco Advisers, Inc.
V.I. Comstock Fund,                                                income through investments
Series II Shares                                                   in equity securities,
                                                                   including common stocks,
                                                                   preferred stocks and
                                                                   securities convertible
                                                                   into common and preferred
                                                                   stocks.
--------------------------------------------------------------------------------------------------------------------------

Invesco Van Kampen              Y                     Y            Seeks capital growth.        Invesco Advisers, Inc.
V.I. Mid Cap Growth
Fund, Series II
Shares
--------------------------------------------------------------------------------------------------------------------------

Janus Aspen Series              Y                     Y            Seeks long-term growth of    Janus Capital Management
Janus Portfolio:                                                   capital.                     LLC
Service Shares
--------------------------------------------------------------------------------------------------------------------------

Legg Mason                      Y                     Y            Seeks long-term growth of    Legg Mason Partners Fund
ClearBridge Variable                                               capital.                     Advisor, LLC, adviser;
Small Cap Growth                                                                                ClearBridge Advisors, LLC,
Portfolio - Class I                                                                             sub-adviser.
--------------------------------------------------------------------------------------------------------------------------

MFS(R) Total Return             Y                     Y            Seeks total return.          MFS(R) Investment
Series - Service                                                                                Management
Class
--------------------------------------------------------------------------------------------------------------------------

MFS(R) Utilities                Y                     Y            Seeks total return.          MFS(R) Investment
Series - Service                                                                                Management
Class
--------------------------------------------------------------------------------------------------------------------------

Morgan Stanley UIF              Y                     Y            Seeks to provide current     Morgan Stanley Investment
Global Real Estate                                                 income and capital           Management Inc., adviser;
Portfolio, Class II                                                appreciation.                Morgan Stanley Investment
Shares                                                                                          Management Limited and
                                                                                                Morgan Stanley Investment
                                                                                                Management Company,
                                                                                                subadvisers.
--------------------------------------------------------------------------------------------------------------------------

Morgan Stanley UIF              Y                     Y            Seeks long-term capital      Morgan Stanley Investment
Mid Cap Growth                                                     growth by investing          Management Inc.
Portfolio, Class II                                                primarily in common stocks
Shares                                                             and other equity
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital             Y                     Y            Seeks capital appreciation   OppenheimerFunds, Inc.
Appreciation                                                       by investing in securities
Fund/VA, Service                                                   of well-known, established
Shares                                                             companies.
--------------------------------------------------------------------------------------------------------------------------

Oppenheimer Global              Y                     Y            Seeks long-term capital      OppenheimerFunds, Inc.
Securities Fund/VA,                                                appreciation by investing
Service Shares                                                     a substantial portion of
                                                                   its assets in securities
                                                                   of foreign issuers,
                                                                   "growth-type" companies,
                                                                   cyclical industries and
                                                                   special situations that
                                                                   are considered to have
                                                                   appreciation
                                                                   possibilities.
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  27

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global              Y                     Y            Seeks a high level of        OppenheimerFunds, Inc.
Strategic Income                                                   current income principally
Fund/VA, Service                                                   derived from interest on
Shares                                                             debt securities.
--------------------------------------------------------------------------------------------------------------------------

Oppenheimer Main                Y                     Y            Seeks capital                OppenheimerFunds, Inc.
Street Small- & Mid-                                               appreciation.
Cap Fund(R)/VA,
Service Shares
--------------------------------------------------------------------------------------------------------------------------

PIMCO VIT All Asset             Y                     Y            Seeks maximum real return    Pacific Investment
Portfolio, Advisor                                                 consistent with              Management Company LLC
Share Class                                                        preservation of real         (PIMCO)
                                                                   capital and prudent
                                                                   investment management.
--------------------------------------------------------------------------------------------------------------------------

Putnam VT Global                N                     Y            Seeks capital                Putnam Investment
Health Care                                                        appreciation.                Management, LLC, adviser;
Fund - Class IB                                                                                 Putnam Advisory Company,
Shares                                                                                          LLC, sub-adviser.
--------------------------------------------------------------------------------------------------------------------------

Putnam VT Small Cap             N                     Y            Seeks capital                Putnam Investment
Value Fund - Class                                                 appreciation.                Management, LLC
IB Shares
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Aggress-                                               return that is consistent    Investment Advisers, LLC
ive Portfolio (Class                                               with an aggressive level
2)                                                                 of risk. This is a "fund
                                                                   of funds" and seeks to
                                                                   achieve its objective by
                                                                   investing in a combination
                                                                   of underlying funds. The
                                                                   fund invests primarily in
                                                                   underlying funds that
                                                                   invest in equity
                                                                   securities and also
                                                                   invests a small amount in
                                                                   underlying funds that
                                                                   invest in fixed income
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Aggress-                                               return that is consistent    Investment Advisers, LLC
ive Portfolio (Class                                               with an aggressive level
4)                                                                 of risk. This is a "fund
                                                                   of funds" and seeks to
                                                                   achieve its objective by
                                                                   investing in a combination
                                                                   of underlying funds. The
                                                                   fund invests primarily in
                                                                   underlying funds that
                                                                   invest in equity
                                                                   securities and also
                                                                   invests a small amount in
                                                                   underlying funds that
                                                                   invest in fixed income
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 28  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Conserv-                                               return that is consistent    Investment Advisers, LLC
ative Portfolio                                                    with a conservative level
(Class 2)                                                          of risk. This is a "fund
                                                                   of funds" and seeks to
                                                                   achieve its objective by
                                                                   investing in a combination
                                                                   of underlying funds. The
                                                                   fund invests primarily in
                                                                   underlying funds that
                                                                   invest in fixed income
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Conserv-                                               return that is consistent    Investment Advisers, LLC
ative Portfolio                                                    with a conservative level
(Class 4)                                                          of risk. This is a "fund
                                                                   of funds" and seeks to
                                                                   achieve its objective by
                                                                   investing in a combination
                                                                   of underlying funds. The
                                                                   fund invests primarily in
                                                                   underlying funds that
                                                                   invest in fixed income
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     Y            Seeks long-term capital      Columbia Management
Portfolio - Davis                                                  growth.                      Investment Advisers, LLC,
New York Venture                                                                                adviser; Davis Selected
Fund (Class 3)                                                                                  Advisers, L.P.,
                                                                                                subadviser.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     Y            Seeks long-term growth of    Columbia Management
Portfolio - Goldman                                                capital.                     Investment Advisers, LLC,
Sachs Mid Cap Value                                                                             adviser; Goldman Sachs
Fund (Class 3)                                                                                  Asset Management, L.P.,
                                                                                                subadviser.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Moderate                                               return that is consistent    Investment Advisers, LLC
Portfolio (Class 2)                                                with a moderate level of
                                                                   risk. This is a "fund of
                                                                   funds" and seeks to
                                                                   achieve its objective by
                                                                   investing in a combination
                                                                   of underlying funds. The
                                                                   fund invests primarily in
                                                                   a balance of underlying
                                                                   funds that invest in fixed
                                                                   income securities and
                                                                   underlying funds that
                                                                   invest in equity
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  29

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Moderate                                               return that is consistent    Investment Advisers, LLC
Portfolio (Class 4)                                                with a moderate level of
                                                                   risk. This is a "fund of
                                                                   funds" and seeks to
                                                                   achieve its objective by
                                                                   investing in a combination
                                                                   of underlying funds. The
                                                                   fund invests primarily in
                                                                   a balance of underlying
                                                                   funds that invest in fixed
                                                                   income securities and
                                                                   underlying funds that
                                                                   invest in equity
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Moderat-                                               return that is consistent    Investment Advisers, LLC
ely Aggressive                                                     with a moderately
Portfolio (Class 2)                                                aggressive level of risk.
                                                                   This is a "fund of funds"
                                                                   and seeks to achieve its
                                                                   objective by investing in
                                                                   a combination of
                                                                   underlying funds. The fund
                                                                   invests primarily in
                                                                   underlying funds that
                                                                   invest in equity
                                                                   securities and also
                                                                   invests a moderate amount
                                                                   in underlying funds that
                                                                   invest in fixed income
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Moderat-                                               return that is consistent    Investment Advisers, LLC
ely Aggressive                                                     with a moderately
Portfolio (Class 4)                                                aggressive level of risk.
                                                                   This is a "fund of funds"
                                                                   and seeks to achieve its
                                                                   objective by investing in
                                                                   a combination of
                                                                   underlying funds. The fund
                                                                   invests primarily in
                                                                   underlying funds that
                                                                   invest in equity
                                                                   securities and also
                                                                   invests a moderate amount
                                                                   in underlying funds that
                                                                   invest in fixed income
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 30  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Moderat-                                               return that is consistent    Investment Advisers, LLC
ely Conservative                                                   with a moderately
Portfolio (Class 2)                                                conservative level of
                                                                   risk. This is a "fund of
                                                                   funds" and seeks to
                                                                   achieve its objective by
                                                                   investing in a combination
                                                                   of underlying funds. The
                                                                   fund invests primarily in
                                                                   underlying funds that
                                                                   invest in fixed income
                                                                   securities and also
                                                                   invests a moderate amount
                                                                   in underlying funds that
                                                                   invest in equity
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     N            Seeks high level of total    Columbia Management
Portfolio - Moderat-                                               return that is consistent    Investment Advisers, LLC
ely Conservative                                                   with a moderately
Portfolio (Class 4)                                                conservative level of
                                                                   risk. This is a "fund of
                                                                   funds" and seeks to
                                                                   achieve its objective by
                                                                   investing in a combination
                                                                   of underlying funds. The
                                                                   fund invests primarily in
                                                                   underlying funds that
                                                                   invest in fixed income
                                                                   securities and also
                                                                   invests a moderate amount
                                                                   in underlying funds that
                                                                   invest in equity
                                                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Variable                        Y                     Y            Seeks long-term capital      Columbia Management
Portfolio - Partners                                               appreciation.                Investment Advisers, LLC,
Small Cap Value Fund                                                                            adviser; Barrow, Hanley,
(Class 3)                                                                                       Mewhinney & Strauss, Inc.,
                                                                                                Denver Investment Advisors
                                                                                                LLC, Donald Smith & Co.,
                                                                                                Inc., River Road Asset
                                                                                                Management, LLC and Turner
                                                                                                Investment Partners, Inc.,
                                                                                                subadvisers.
--------------------------------------------------------------------------------------------------------------------------

Wanger International            Y                     Y            Seeks long-term capital      Columbia Wanger Asset
                                                                   appreciation.                Management, LLC
--------------------------------------------------------------------------------------------------------------------------

Wanger USA                      Y                     Y            Seeks long-term capital      Columbia Wanger Asset
                                                                   appreciation.                Management, LLC
--------------------------------------------------------------------------------------------------------------------------

Wells Fargo                     N                     Y            Seeks long-term total        Wells Fargo Funds
Advantage VT Index                                                 return, consisting of        Management, LLC, adviser;
Asset Allocation                                                   capital appreciation and     Wells Capital Management
Fund - Class 2                                                     current income.              Inc., sub-adviser.
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  31

--------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER       AVAILABLE UNDER
                       CONTRACTS WITH        CONTRACTS WITH
                       APPLICATIONS SIGNED   APPLICATIONS SIGNED
                       ON OR AFTER MAY 1,    PRIOR TO MAY 1,       INVESTMENT OBJECTIVE AND
INVESTING IN           2007                  2007                  POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo                     N                     Y            Seeks long-term capital      Wells Fargo Funds
Advantage VT                                                       appreciation.                Management, LLC, adviser;
International Equity                                                                            Wells Capital Management
Fund - Class 2                                                                                  Inc., sub-adviser.
--------------------------------------------------------------------------------------------------------------------------

Wells Fargo                     N                     Y            Seeks long-term capital      Wells Fargo Funds
Advantage VT                                                       appreciation.                Management, LLC, adviser;
Intrinsic Value                                                                                 Metropolitan West Capital
Fund - Class 2                                                                                  Management, LLC, sub-
                                                                                                adviser.
--------------------------------------------------------------------------------------------------------------------------

Wells Fargo                     N                     Y            Seeks long-term capital      Wells Fargo Funds
Advantage VT Omega                                                 appreciation.                Management, LLC, adviser;
Growth Fund - Class                                                                             Wells Capital Management
2                                                                                               Inc., sub-adviser.
--------------------------------------------------------------------------------------------------------------------------

Wells Fargo                     N                     Y            Seeks long-term capital      Wells Fargo Funds
Advantage VT                                                       appreciation.                Management, LLC, adviser;
Opportunity                                                                                     Wells Capital Management
Fund - Class 2                                                                                  Inc., sub-adviser.
--------------------------------------------------------------------------------------------------------------------------

Wells Fargo                     N                     Y            Seeks long-term capital      Wells Fargo Funds
Advantage VT Small                                                 appreciation.                Management, LLC, adviser;
Cap Growth                                                                                      Wells Capital Management
Fund - Class 2                                                                                  Inc., sub-adviser.
--------------------------------------------------------------------------------------------------------------------------

Wells Fargo                     N                     Y            Seeks total return           Wells Fargo Funds
Advantage VT Total                                                 consisting of income and     Management, LLC, adviser;
Return Bond                                                        capital appreciation.        Wells Capital Management
Fund - Class 2                                                                                  Inc., sub-adviser.
--------------------------------------------------------------------------------------------------------------------------




THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts in some states.

Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time vary by state. The required minimum investment in each GPA is $1,000. (Exception: if a PN program model portfolio includes one or more GPAs, the required minimum investment does not apply.) These accounts are not offered after the annuitization start date.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our

--------------------------------------------------------------------------------
 32 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts, the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, our current practice is to automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), if available. If the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) is not available, we will transfer the value to the money market or cash management variable subaccount we designate.

We guarantee the contract value allocated to the GPAs, including the interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including surrenders under the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

For the Current Contract, the 30-day rule does not apply and no MVA will apply to:

- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;

- amounts transferred automatically under the PN program; and

- amounts deducted for fees and charges.

Amounts we pay as death claims will not be reduced by any MVA.

For the Original Contract, the 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  33

- automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;

- amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;

- amounts deducted for fees and charges; or

- amounts we pay as death claims.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the early surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

Amounts allocated to the fixed account become part of our general account. For the Current Contract, the fixed account includes the regular fixed account and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

THE REGULAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Making the Most of Your
Contract -- Transfer policies").

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.


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 34  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts or PN program investment option you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer. (Exception: if a PN program is in effect, and the PN program investment option you selected, if applicable, includes the regular fixed account or any GPA, amounts will be transferred from the Special DCA fixed account to the regular fixed account or GPA according to the allocation percentage established for the PN program investment option you have selected.)

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:

- for the Special DCA fixed account and the regular fixed account; and

- for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the Special DCA fixed account for a six month term;

- the Special DCA fixed account for a twelve month term;

- the PN program investment option in effect;

- if no PN program investment option is in effect, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular account and the GPAs.

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

If you participate in a PN program, and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.

You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  35

ONE-YEAR FIXED ACCOUNT
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account if part of your contract. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.

The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account that are transferred to the one-year fixed account;

- for amounts in the DCA fixed account that are transferred to the GPAs;

- for amounts in the DCA fixed account that are transferred to the subaccounts.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the PN program investment option in effect;

- if no PN program investment option is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the PN program investment option then in effect;

- if no PN program investment option is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


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 36  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you could have selected:

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

- GPAs, the regular fixed account, the Special DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional PN program(1); and

- one of the following optional death benefits:

  - MAV Death Benefit;

  - 5% Accumulation Death Benefit; or

  - Enhanced Death Benefit.

- one of the following additional optional death benefits:

  - Benefit Protector Death Benefit rider(2); or

  - Benefit Protector Plus Death Benefit rider(2).

In addition you could have also selected one of the following optional living benefits (all require the use of the PN program):

- SecureSource Stages 2 riders;

- SecureSource Stages riders;

- Accumulation Protector Benefit rider

The Current Contract provides for allocation of purchase payments to the GPAs, the regular fixed account, the Special DCA fixed account and/or the subaccounts of the variable account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular fixed account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial

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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  37
surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

- GPAs, the one-year fixed account, if part of your contract, the DCA fixed account if part of your contract and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional PN program(1); and

- one of the following optional death benefits:

  - MAV Death Benefit;

  - 5% Accumulation Death Benefit; or

  - Enhanced Death Benefit.

- one of the following additional optional death benefits:

  - Benefit Protector Death Benefit rider(2); or

  - Benefit Protector Plus Death Benefit rider(2).

In addition, if available in your state, could have also selected one of the following optional living benefits (all require the use of the PN program):

- SecureSource 20 riders;

- SecureSource riders;

- Accumulation Protector Benefit rider;

- Guarantor Withdrawal Benefit for Life rider;

- Guarantor Withdrawal Benefit rider;

- Income Assurer Benefit - MAV rider;

- Income Assurer Benefit - 5% Accumulation Benefit Base rider; or

- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base rider.

(1) There is no additional charge for this feature.
(2) Not available with 5% Accumulation or Enhanced Death Benefit.

The Original Contract provides for allocation of purchase payments to the GPAs, the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract) and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

FOR BOTH THE CURRENT CONTRACT AND THE ORIGINAL CONTRACT:

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.


--------------------------------------------------------------------------------
 38  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITIZATION START DATE
CURRENT CONTRACT:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

- no earlier than the 30th day after the contract's effective date; and no later than

- the owner's 95th birthday or the tenth contract anniversary, if later,

- or such other date as agreed to by us.

Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

If you do not make an election, annuity payouts using the contract's default option of annuity payout Plan B - Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made. Some distributors require annuitization by age 95. In that case, the option to continue to defer the annuitization start date after age 95 is not available.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

Please see "SecureSource Stages 2 -- Other Provisions" section regarding options under this rider at the annuitization start date.

ORIGINAL CONTRACT:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments and you will receive the first payment on the annuitization start date. The first annuity payment will be made as provided by the annuity payment plan you select. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

- the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1),

- or such other date as agreed upon by us.

Prior to your annuitization start date, we will contact you with your options. If you do not make an election, your annuitization start date will be deferred.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the annuitization start date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select an annuitization start date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial surrenders from this contract, annuity payouts can start:

- As late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

- Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, will delay the annuitization start date for these contracts.

(1) Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the annuitization start date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  39

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select one of the SecureSource series - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.

MINIMUM INITIAL PURCHASE PAYMENT
  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS (WITHOUT CORPORATE OFFICE APPROVAL)

  - CURRENT CONTRACT:
    (applications signed on or after Nov. 30, 2009, subject to state availability)

  MAXIMUM TOTAL PURCHASE PAYMENTS* BASED ON YOUR AGE ON THE EFFECTIVE DATE OF THE PAYMENT:

For the first year and
  total:
through age 85             $1,000,000
age 86 or older            $0

For each subsequent year:
through age 85             $100,000
age 86 or older            $0


  - ORIGINAL CONTRACT:
    (applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

  MAXIMUM TOTAL PURCHASE PAYMENTS*
     $1,000,000


Additional purchase payment restrictions for the SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders


Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments allowed for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.

For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum annual contribution permitted by the Code for qualified annuities.

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments,


--------------------------------------------------------------------------------
 40  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

Additional purchase payment restrictions for the SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders


Effective Feb. 27, 2012, no additional purchase payments are allowed for contracts with SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders subject to certain exceptions listed below.



Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:



a. Current tax year contributions for TSAs and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the IRS.



b. Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs and SEP plans.



We reserve the right to change these current rules any time, subject to state restrictions.



The riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under "Optional Living
Benefits -- SecureSource Stages 2 Riders, SecureSource Stages Riders and SecureSource 20 Riders.")


Additional purchase payment restrictions for the Accumulation Protector Benefit rider

Additional purchase payments are prohibited during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

For the Current Contract, additional purchase payments are also allowed within 180 days from the last contract anniversary if you exercise the elective step up option.

Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.

* These limits apply in total to all RiverSource Life annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
You will receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to your investment allocations in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:


IF CUMULATIVE NET PAYMENTS*
MADE DURING THE LIFE OF                               THEN THE PURCHASE PAYMENT
THE CONTRACT EQUALS . . .                             CREDIT PERCENTAGE EQUALS . . .

$10,000 to less than $100,000                                                 2%

$100,000 to less than $250,000                                                3

$250,000 and over                                                             4


* Cumulative net purchase payments are total purchase payments less the total amount of partial surrenders.

For the Current Contract, if in the first year you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total surrenders). For the Original Contract, if you make any additional payments in any year that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total surrenders). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  41

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit, annuitization or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit payment under this contract; or (2) the annuitization start date (for contracts with applications signed on or after May 1, 2006, and if available in your state); or (3) a request for surrender charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your surrender value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer surrender charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge that applies to the fixed account. For the Current Contract, we reserve the right to increase this charge after the first contract anniversary to a maximum of $50.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.

If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit for the Current Contract).

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee and surrender charge schedule that applies to your contract.


--------------------------------------------------------------------------------
 42  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)


                                                                              MORTALITY AND
SIX-YEAR SURRENDER CHARGE SCHEDULE                                          EXPENSE RISK FEE

CV Death Benefit*                                                                 1.50%

ROPP Death Benefit                                                                1.50

MAV Death Benefit                                                                 1.75

5% Accumulation Death Benefit                                                     1.90

Enhanced Death Benefit                                                            1.95




                                                                              MORTALITY AND
EIGHT-YEAR SURRENDER CHARGE                                                 EXPENSE RISK FEE

CV Death Benefit*                                                                 1.25%

ROPP Death Benefit                                                                1.25

MAV Death Benefit                                                                 1.50

5% Accumulation Death Benefit                                                     1.65

Enhanced Death Benefit                                                            1.70


* CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)


                                                                              MORTALITY AND
IF YOU SELECT A SIX-YEAR SURRENDER CHARGE SCHEDULE AND:                     EXPENSE RISK FEE

ROP Death Benefit                                                                 1.50%

MAV Death Benefit                                                                 1.70

5% Accumulation Death Benefit                                                     1.85

Enhanced Death Benefit                                                            1.90




                                                                              MORTALITY AND
IF YOU SELECT AN EIGHT-YEAR SURRENDER CHARGE SCHEDULE AND:                  EXPENSE RISK FEE

ROP Death Benefit                                                                 1.25%

MAV Death Benefit                                                                 1.45

5% Accumulation Death Benefit                                                     1.60

Enhanced Death Benefit                                                            1.65


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge will cover sales and distribution expenses.


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  43

SURRENDER CHARGE
If you surrender all or part of your contract value before the annuitization start date, we may deduct a surrender charge. As described below, a surrender charge applies to each purchase payment you make. The surrender charge lasts for 6 years or 8 years from our receipt of each purchase payment, depending on which surrender charge schedule you select when you purchase the contract (see "Expense Summary"). The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:


CURRENT CONTRACT WITHOUT SECURESOURCE STAGES RIDER

The FA is the greater of:

- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or

- current contract earnings.

During the first contract year, the FA is the greater of:

- 10% of all purchase payments and purchase payment credits applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

- current contract earnings.


ORIGINAL CONTRACT WITHOUT SECURESOURCE 20 RIDER, SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR GUARANTOR WITHDRAWAL BENEFIT RIDER

The FA is the greater of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or

- current contract earnings.


CURRENT CONTRACT WITH SECURESOURCE STAGES RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the Remaining Annual Lifetime Payment (this amount will be zero during the waiting period).

During the first contract year, the FA is the greatest of:

- 10% of all purchase payments and purchase payment credits applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

- current contract earnings.


ORIGINAL CONTRACT WITH SECURESOURCE 20 RIDER, SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment (for the SecureSource 20 rider, Remaining Benefit Payment and the Remaining Annual Lifetime Payment are zero during the waiting period).


ORIGINAL CONTRACT WITH GUARANTOR WITHDRAWAL BENEFIT RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.


--------------------------------------------------------------------------------
 44  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:

1. First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.

2. Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.

3. Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see "Expense Summary"), and then adding the total surrender charges.

For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.

EXAMPLE: Each time you make a purchase payment under the contract, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (THE SURRENDER CHARGE PERCENTAGES FOR THE 6-YEAR AND 8-YEAR SURRENDER CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY".) For example, if you select the 8-Year surrender charge schedule, during the first three years after a purchase payment is made (Current Contract) or during the first five years after the purchase payment is made (Original Contract), the surrender charge percentage attached to that payment is 8%. The surrender charge percentage for that payment during the seventh year after it is made is 4%. At the beginning of the ninth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.

For an example, see Appendix B.

WAIVER OF SURRENDER CHARGES
We do not assess surrender charges for:

- surrenders each year that represent the total free amount for that year;

- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. (Please note that, if you are buying a new contract with inherited IRA money, we will not waive surrender charges for a five-year distribution and, therefore, if that option is selected, you should choose a surrender charge period that is no longer than the time remaining in the five-year period.);

- amounts applied to an annuity payment plan* (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge.)

- surrenders made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions). For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")

CURRENT CONTRACT:

CONTINGENT EVENTS
- Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  45

- Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

ORIGINAL CONTRACT:

CONTINGENT EVENTS
- Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.

- Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

BOTH CONTRACTS:
SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax on the annuitization start date, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.

OPTIONAL LIVING BENEFIT CHARGES

SECURESOURCE STAGES 2 RIDER CHARGE
We deduct an annual charge for this optional feature only if you select it as follows:

- SecureSource Stages 2 -- Single Life rider, 0.95%

- SecureSource Stages 2 -- Joint Life rider, 1.15%

The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource Stages 2 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently the SecureSource Stages 2 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages 2 -- Single Life rider fee will not exceed a maximum of 1.75%. The SecureSource Stages 2 -- Joint Life rider fee will not exceed a maximum of 2.25%.


--------------------------------------------------------------------------------
 46  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

       (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

       (ii) any ability to make additional purchase payments,

       (iii) any future rider credits, and the credit base (CB) will be permanently reset to zero,

       (iv) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

       (v) the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.

  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2. Your annual rider fee may increase if you elect to change to a more aggressive investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.

If your rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The fee does not apply after the annuitization start date.

ACCUMULATION PROTECTOR BENEFIT RIDER FEE
We deduct an annual charge of 1.50%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. For contract applications signed on or after May 3, 2010, we prorate this charge among all accounts and the subaccounts in the same proportion as your interest in each bears to your total contract value. For contract applications signed prior to June 1, 2009, the charge will be prorated among the GPAs, the one-year fixed account and the subaccounts. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the elective step up, the elective spousal continuation step up or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the

--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS 47 valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

(1) For contract applications signed prior to Oct. 4 2010, the following charges apply:


APPLICATION SIGNED DATE                                                      CURRENT CHARGE

Before Jan. 26, 2009                                                              0.55%

Jan. 26, 2009 -- May 30, 2009                                                     0.80%

May 3, 2010 -- July 18, 2010                                                      0.95%

July 19, 2010 -- Oct. 3 2010                                                      1.10%




SECURESOURCE RIDER FEE
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

- SecureSource - Single Life rider, 1.10%(1);

- SecureSource - Joint Life rider, 1.40%(1).

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource - Single Life rider charge will not exceed a maximum charge of 2.00%(2). The SecureSource - Joint Life rider fee will not exceed a maximum fee of 2.50%(2).

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuitization start date.

(1) For contract applications signed on or after June 1, 2008, but prior to Jan. 26, 2009, the current fee is 0.75% for Single Life rider and 0.95% for Joint Life rider. For contract applications signed prior to June 1, 2008, the current fee is 0.65% for Single Life rider and 0.85% for Joint Life rider.
(2) For contract applications signed prior to Jan. 26, 2009, the maximum fee is 1.50% for Single Life rider and 1.75% for Joint Life rider.

SECURESOURCE STAGES RIDER FEE
We deduct a charge for this optional feature only if you select it as follows:

- SecureSource Stages - Single Life rider, 1.10%

- SecureSource Stages - Joint Life rider, 1.35%

The fee is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


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 48  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

Once you elect the SecureSource Stages rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently the SecureSource Stages rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource Stages - Single Life rider fee will not exceed a maximum of 2.00%. The SecureSource Stages - Joint Life rider fee will not exceed a maximum of 2.50%.

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups, any ability to make additional purchase payments,

      (ii) any future rider credits, and the credit base (CB) will be permanently reset to zero,

      (iii) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

      (iv) the ability to change your PN program investment option to one that is more aggressive than your current investment option. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program investment options.

  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2. Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment option and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive model. Also, this type of fee increase does not allow you to terminate the rider.

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

SECURESOURCE 20 RIDER FEE
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

- SecureSource 20 - Single Life rider, 1.25%;

- SecureSource 20 - Joint Life rider, 1.55%.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource 20 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  49

Currently the SecureSource 20 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource 20 - Single Life rider fee will not exceed a maximum charge of 2.00%. The SecureSource 20 - Joint Life rider fee will not exceed a maximum charge of 2.50%.

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

      (ii)  any ability to make additional purchase payments,

      (iii) any pending increase to the ALP due to the 20% credit on the later of the third rider anniversary or the date the ALP is established, and

      (iv) the ability to change your PN program investment option to one that is more aggressive than your current one. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program investment options.

  (B) You can terminate this rider if your annual rider fee increase after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2. Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment options and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive PN program investment option. Also, this type of fee increase does not allow you to terminate the rider.

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)
We deduct an annual charge of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, or the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit for Life rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The Guarantor Withdrawal Benefit for Life rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or


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 50  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

(b) you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each investment option.

(1) See disclosure in Appendix I.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)
THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX J) UNLESS OTHERWISE NOTED.

We deduct an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor Withdrawal Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider fee; or

(b) you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you choose the annual or spousal continuation elective step up or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.

(1) See disclosure in Appendix J.

INCOME ASSURER BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:


                                                              MAXIMUM              CURRENT
Income Assurer Benefit - MAV                                    1.50%                0.30%(1)

Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)

Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any

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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  51
reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit fee after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix K.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year. For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

We cannot increase this annual charge after the rider effective date.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year.

For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

We cannot increase this annual charge after the rider effective date.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders;

  - Accumulation Protector Benefit rider;


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 52  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- Current Contract: the sum of your purchase payments and any purchase payment credits allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);

- Original Contract: the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account (if included) and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs);

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders;

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender; transfer amounts out of a subaccount; or we assess a contract administrative charge, a surrender charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  53

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial surrenders;

- surrender charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders;

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. For the Current Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. The Current Contract does not allow an interest sweep strategy.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


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 54  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the "Special DCA Fixed Account", "DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under the PN program (see "Portfolio Navigator Program" below and "Appendix H -- Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006").

As long as you are not participating in a PN program, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see "Special DCA Fixed Account" and "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)
Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds' investment objective ("Portfolio Navigator funds"). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a "static" PN program

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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  55
model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see "The static model portfolios" below.

You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.

THE PORTFOLIO NAVIGATOR FUNDS. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. The funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management Investment Advisers is the investment adviser of each of the funds of funds, and Columbia Management Investment Advisers or an affiliate is the investment adviser of each of the underlying funds in which the funds of funds invest. Morningstar Associates, LLC serves as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds. Neither Columbia Management Investment Advisers nor Morningstar Associates, LLC serves as your investment adviser as to the allocation of your contract value under the PN program (regardless of whether you have selected a PN program investment option or have chosen to remain in a static model portfolio). Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management Investment Advisers and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the fund's board of trustees.

Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:

1. Variable Portfolio - Aggressive Portfolio: 80% Equity / 20% Fixed Income

2. Variable Portfolio - Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income

3. Variable Portfolio - Moderate Portfolio: 50% Equity / 50% Fixed Income

4. Variable Portfolio - Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income

5. Variable Portfolio - Conservative Portfolio: 20% Equity / 80% Fixed Income

FUND OF FUNDS CONFLICTS OF INTEREST. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest to which Columbia Management Investment Advisers and its affiliates are subject, see the funds of funds prospectus.

THE STATIC MODEL PORTFOLIOS. If you have chosen to remain invested in a "static" PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the fund of funds investment options. If you begin taking income from your contract and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the fund of funds that corresponds to that model portfolio.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")


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If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.

Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management Investment Advisers or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.

PARTICIPATING IN THE PN PROGRAM. You are responsible for determining which investment option is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your selection of a specific investment option or your decision to change to a different investment option.

Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), ranging from conservative to aggressive. You may not use more than one investment option at a time.

If you initially allocate qualifying purchase payments to the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), when available (see "The Special DCA Fixed Account" and "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), into the investment option or model portfolio you have chosen.
You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see "Market Timing"). If your contract includes the GWB for Life rider or SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of investment options based on the amount of your initial purchase payment;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

- discontinue the PN program after 30 days written notice.
RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a fund of funds, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a Portfolio Navigator funds of funds, see funds of funds prospectus.

LIVING BENEFITS REQUIRING PARTICIPATION IN THE PN PROGRAM;

- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

- SECURESOURCE SERIES OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDERS : The SecureSource series or the Guarantor Withdrawal Benefit for Life riders require that your contract value be invested in one of the PN program investment options

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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  57

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  for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE SERIES OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

- GUARANTOR WITHDRAWAL BENEFIT RIDER: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

- INCOME ASSURER BENEFIT RIDER: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while the PN program is in effect.

For the Current Contract, you may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs, the regular fixed account and the one-year fixed account. You may not transfer contract value to the Special DCA fixed account or the DCA fixed account. You may not transfer contract value from the Special DCA fixed account or the DCA fixed account except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
CURRENT CONTRACT:
- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.

- You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. You may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular

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  fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program model portfolio or investment option in effect. (See "Special DCA Fixed Account.")

- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.

(1) All purchase payments and purchase payment credits received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.

ORIGINAL CONTRACT:
- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account if part of your contract, at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.


- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and DCA fixed account.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be

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

greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR

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CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS
SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

CURRENT CONTRACT:

MINIMUM AMOUNT
Transfers or surrenders: $250 or entire subaccount balance**

ORIGINAL CONTRACT:

MINIMUM AMOUNT
Transfers or surrenders:  $500 or entire account balance

ALL CONTRACTS

MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

   * Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
  ** The contract value after a partial surrender must be at least $500.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your investment professional can help you set up automated transfers among your subaccounts, regular fixed account (Current Contract), the one-year fixed account (Original Contract) or GPAs or automated partial surrenders from the GPAs, regular fixed account, one-year fixed account, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract) or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  61

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account (Original Contact only) to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Automated transfers from the regular fixed account (Current Contract only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (Current Contract) or DCA fixed account (Original Contract) (see "Special DCA Fixed Account", "Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Program").

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- If you have one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

MINIMUM AMOUNT

CURRENT CONTRACT:

Transfers or surrenders:  $50

ORIGINAL CONTRACT:

Transfers or surrenders:  $100 monthly
                          $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
1-800-333-3437


MINIMUM AMOUNT

CURRENT CONTRACT:

Transfers or surrenders:  $250 or entire contract balance

ORIGINAL CONTRACT:

Transfers or surrenders:  $500 or entire account balance

MAXIMUM AMOUNT

CURRENT CONTRACT:

Transfers:                Contract value or entire account balance
Surrenders:                $100,000

ORIGINAL CONTRACT:

Transfers:                Contract value or entire account balance
Surrenders:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.

SURRENDERS

You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender

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 62  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS
request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges or any applicable optional rider charges (see "Charges"), federal income taxes and penalties. State and local income taxes may also apply (see "Taxes"). You cannot make surrenders after the annuitization start date except under Variable Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider may be reduced (see "Optional Benefits"). The first partial surrender request during the first contract year, for the SecureSource Stages 2 rider and any partial surrender request that reverses previous step-ups during the 3-year waiting period or exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement. This form shows the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
CURRENT CONTRACT:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.

ORIGINAL CONTRACT:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1)

After executing a partial surrender, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1) If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be

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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  63
made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING THE ANNUITANT

For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

For the Original Contract, annuitant changes are not allowed.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.


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 64  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

If you have an Income Assurer Benefit rider and/or the Benefit Protector Plus rider, the riders will terminate upon transfer of ownership of the annuity contract.

For the Original Contract, our current administrative practice is that if you have the Benefit Protector rider, the owner can choose to terminate the Benefit Protector rider during the 30-day window following the effective date of the ownership change.

For the Current Contract, if you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see "Optional Death
Benefits - Benefit Protector Death Benefit Rider").

For the Current Contract, the death benefit may change due to a change of ownership. If any owner is older than age 85 immediately following the ownership change, the MAV Death Benefit, 5% Accumulation Death Benefit and EDB will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If any owner is older than age 79 but all owners are younger than age 86, the MAV Death Benefit, the 5% Accumulation Death Benefit, and the EDB will terminate and the ROPP Death Benefit will apply. If all owners are age 79 or younger, the ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue. The ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see "Benefits in the Case of Death"). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see "Charges - Mortality and Expense Risk Fee").

The SecureSource series - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force, subject to state restrictions. For the SecureSource Stages 2 - Joint Life rider, if ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract and the values may be reset. For SecureSource rider and Guarantor Withdrawal Benefit for Life rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. For the Secure Source Stages 2 - Single Life riders, Secure Source 20 - Single Life and SecureSource Stages - Single Life riders, an ownership change that results in different covered person will terminate the rider, subject to state restrictions. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)


We will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon your death if you die before the annuitization start date while this contract is in force. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the following optional death benefits at contract issue:


- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if you are age 79 or younger at contract issue, you can elect any one of the above optional death benefits. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.

Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see "Changing Ownership") or continuation of the contract by the spouse under the spousal continuation provision.

We show the death benefit that applies to your contract at issue on your contract's data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

We will base the benefit paid on the death benefit coverage in effect on the date of your death.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  65

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:


                                                                              PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROPP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV



  PS = the amount by which the contract value is reduced as a result of the partial surrender.

  DB = the applicable ROPP value or MAV on the date of (but prior to) the partial surrender

  CV = contract value on the date of (but prior to) the partial surrender.

COVERED LIFE CHANGE: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.

CONTRACT VALUE DEATH BENEFIT (CV DEATH BENEFIT): is the death benefit available if any owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the greater of:

  - the Full Surrender Value, or

  - the contract value after any rider charges have been deducted.

FULL SURRENDER VALUE: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:

- any surrender charge,

- pro rata rider charges,

- the contract charge,

- any purchase payment credits subject to reversal, and

plus:

- any positive or negative market value adjustment.


RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT

The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, and purchase payment credits, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:

1. the contract value after any rider charges have been deducted,

2. the ROPP Value, or

3. the Full Surrender Value.

ROPP VALUE: is the total purchase payments and any purchase payment credits on the contract issue date. Additional purchase payments and purchase payment credits will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will terminate and he or she will be eligible for the CV death benefit.

After a covered life change other than for the spouse who continues the contract, if the prior owner and current owners are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.

If the prior owner was not eligible for the ROPP but all current owners are eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.

IF AVAILABLE IN YOUR STATE AND YOU ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


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 66  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV; or

4. the Full Surrender Value as described above.

The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and any purchase payment credits and reduced by adjusted partial surrenders.

After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

After a covered life change other than for a spouse who continues the contract, if all owners are under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:

(a) the contract value after any rider charges have been deducted, or

(b) the MAV on that date, but prior to the reset.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV death benefit.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the 5% accumulation death benefit floor;

4. the Full Surrender Value as described above.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% ACCUMULATION DEATH BENEFIT FLOOR: is equal to the sum of:

1. the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and

2. the variable account floor.

PROTECTED ACCOUNT BASE (PAB) AND EXCLUDED ACCOUNT BASE (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.

  - PAB equals amounts representing purchase payments and any purchase payment credits, not previously surrendered or transferred, that are in the Protected Accounts.

  - EAB equals amounts representing purchase payments and any purchase payment credits, not previously surrendered or transferred, that are in the Excluded Accounts.

VARIABLE ACCOUNT FLOOR: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81st birthday or your death.

NET TRANSFER: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  67

ESTABLISHMENT OF VARIABLE ACCOUNT FLOOR, PAB AND EAB
On the contract date, 1) variable account floor and PAB are established as your initial purchase payment plus any purchase payment credit allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment plus any purchase payment credit allocated to the Excluded Accounts.

ADJUSTMENTS TO VARIABLE ACCOUNT FLOOR, PAB AND EAB
Variable account floor, PAB and EAB are adjusted by the following:

1. When an additional purchase payment is made;

   (A) any payment and any purchase payment credit you allocate to the Protected Accounts are added to PAB and to variable account floor, and

   (B) any payment and any purchase payment credit you allocate to the excluded accounts are added to EAB.

2. When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.

   The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:

     A X B
     -----   where:
       C


   A = the amount the contract value in the Excluded Accounts is reduced by the net transfer

   B = EAB on the date of (but prior to) the transfer

   C = the contract value in the Excluded Accounts on the date of (but prior to) the transfer.

3. When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.

4. When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.

   The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:

     A X B
     -----   where:
       C


   A = the amount the contract value in the Protected Accounts is reduced by the net transfer

   B = the applicable PAB or variable account floor on the date of (but prior to) the transfer

   C = the contract value in the Protected Accounts on the date of (but prior to) the transfer.

   The amount we subtract from PAB is added to EAB.

5. When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.

6. After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

7. After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change if all owners are eligible for the 5% Accumulation Death Benefit.

   Variable account floor and PAB are reset to the lesser of A or B where:

       A = the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and

       B = Variable account floor on that date (but prior to the reset).

   EAB is reset to the lesser of A or B where:

       A = the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and


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 68  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

       B = EAB on that date (but prior to the reset).

8. On a contract anniversary when variable account floor is greater than zero:

   (A) On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.

   (B) On each subsequent contract anniversary prior to the earlier of your 81st birthday or your death, we increase variable account floor by 5%, multiplied by the prior contract anniversary's variable account floor.

   (C) Any variable account floor increase on contract anniversaries does not increase PAB or EAB.

For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the 5% Accumulation Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV as described above;

4. the 5% accumulation death benefit floor as described above; or

5. the Full Surrender Value as described above.

If your spouse chooses to continue the contract under spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the Enhanced Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.

For an example of how each death benefit is calculated, see Appendix C.

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)

We will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the following optional death benefits at contract issue:

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  69

HERE ARE SOME TERMS USED TO DESCRIBE THE DEATH BENEFITS:

                                                                             PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                CV



PS    =   the amount by which the contract value is reduced as a result of the partial surrender.
DB    =   the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV    =   contract value on the date of (but prior to) the partial surrender.



RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1. contract value; or

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders; or

3. the MAV on the date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders; or

3. the 5% variable account floor.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account.


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 70  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81 or after the earlier of your or the annuitant's death.

                                                                       PST X VAF
                                                                       ---------
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL SURRENDERS  =     SAV




PST   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial surrender or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial surrender.
SAV   =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer or partial surrender.



The amount of purchase payments and any purchase payment credits surrendered or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current surrender or transfer; and

(b) is the ratio of the amount of contract value transferred or surrendered from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current surrender or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been surrendered or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders;

3. the MAV on the date of death as described above; or

4. the 5% variable account floor as described above.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
FOR THE CURRENT CONTRACT:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see "Optional Benefits" and "Benefits in the Case of Death"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  71

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

FOR THE ORIGINAL CONTRACT:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES
FOR THE CURRENT CONTRACT:
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Benefits", "Optional Death Benefits" and "Benefits in the Case of Death"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee"). If your spouse is the sole beneficiary and elects to treat the contract his/her own as an inherited IRA, the SecureSource Stages rider will terminate.

  If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA.

  If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for their share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and


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 72  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.

  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum surrenders established based on the life expectancy of your beneficiary.

FOR THE ORIGINAL CONTRACT:
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.

  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum surrenders established based on the life expectancy of your beneficiary.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  73

OPTIONAL LIVING BENEFITS

SECURESOURCE STAGES 2 RIDERS

The SecureSource Stages 2 rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.

The SecureSource Stages 2 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract after the waiting period and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.

Your benefits under the rider can be reduced if any of the following occurs:

  - If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band as long as rider benefits are payable;

  - If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

  - If you take a withdrawal and later choose to allocate your contract value to a fund of funds that is more aggressive than the target fund;

  - If the contract value is 20% or more below purchase payments increased by any contract anniversary gains or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages 2 rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.

As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.


Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.


Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY

There are two optional SecureSource Stages 2 riders available under your contract:

  - SecureSource Stages 2 -- Single Life

  - SecureSource Stages 2 -- Joint Life

The information in this section applies to both SecureSource Stages 2 riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages 2 -- Single Life rider covers one person. The SecureSource Stages 2 -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages 2 -- Single Life rider or the SecureSource Stages 2 -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Stages 2 rider is an optional benefit that you may select for an additional annual charge if:

  - SINGLE LIFE: you are 85 or younger on the date the contract is issued; or

  - JOINT LIFE: you and your spouse are 85 or younger on the date the contract is issued.

The SecureSource Stages 2 riders are not available under an inherited qualified annuity.


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 74  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

The SecureSource Stages 2 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

  - SINGLE LIFE: death (see "At Death" heading below).

  - JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).

KEY TERMS

The key terms associated with the SecureSource Stages 2 rider are:

AGE BANDS: Each age band is associated with a two lifetime payment percentages. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year.

ANNUAL STEP-UP: an increase in the benefit base and/or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

EXCESS WITHDRAWAL: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.

EXCESS WITHDRAWAL PROCESSING: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment. Two percentages ("percentage A" and "percentage B") are used for each age band. The difference between percentage A and percentage B is referred to as the income bonus. Percentage B is referred to as the minimum lifetime payment percentage.

PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.

RIDER CREDIT: an amount that can be added to the benefit base on each of the first ten contract anniversaries based on a rider credit percentage of 8% for the first anniversary and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.

WAITING PERIOD: the period of time before you can take a withdrawal without limiting benefits under the rider. If you take any withdrawals during the waiting period, the lifetime benefit amount will be determined using percentage B, the minimum lifetime payment percentage, for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. The waiting period starts on the rider effective date and ends on the day prior to the first anniversary.

WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the lifetime payment percentage after the waiting period. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  75

IMPORTANT SECURESOURCE STAGES 2 RIDER CONSIDERATIONS

You should consider whether a SecureSource Stages 2 rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. Any withdrawals in the first 10 years will terminate any remaining rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider will be reduced.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must elect one of the investment options under the PN program. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:

   1. the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and

   2. the ALP and RALP, if available, will be recalculated. You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource Stages 2 rider may not be cancelled (except as provided under "Rider Termination" heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

Dissolution of marriage does not terminate the SecureSource Stages 2 -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages 2 -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the

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  owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource Stages 2 -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

  INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period the lifetime benefit amount will be determined using percentage B for as long as rider benefits are payable. While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.


- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."


LIFETIME BENEFIT DESCRIPTION

SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as

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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  77
described below, the ALP will be recalculated. After the waiting period and when the ALP is established, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.

If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50.

JOINT LIFE: The ALP is established on the earliest of the following dates:

- The rider effective date if the younger covered spouse has already reached age 50.

- The date the younger covered spouse's attained age equals age 50.

- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.

For ages:

- 50-58, percentage A is 4% and percentage B is 3%.

- 59-64, percentage A is 5% and percentage B is 4%.

- 65-79, percentage A is 6% and percentage B is 5%.

- 80 and older, percentage A is 7% and percentage B is 6%.

The age band for the lifetime payment percentage is determined at the following times:

- When the ALP is established: The age band used to calculate the initial ALP is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouse's attained age).

- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouse's subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouse's attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)

- Upon annual step-ups (see "Annual Step ups" below).

- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.

The following determines whether percentage A or percentage B is used for each applicable age band:

During the waiting period, percentage B will be used. If you take a withdrawal in the waiting period, percentage B will be used and the income bonus will not be available for as long as rider benefits are payable.

If no withdrawal is taken during the waiting period, after the waiting period a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below. Market volatility, a prolonged flat, low or down market, rider credits, and the deduction of charges all impact whether you are eligible for percentage A or percentage B. On each valuation date, if the

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benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:


     1 - (a/b) where:

  a = Contract value at the end of the prior valuation period

  b = WAB at the end of the prior valuation period

After the ALP is established and after the waiting period, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.

However, at the earliest of (1), (2) or (3) below Percentage A and Percentage B will be set and remain fixed as long as the benefit is payable:

- if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or

- when the contract value reduces to zero, or

- on the date of death (JOINT LIFE: remaining covered spouse's date of death) when a death benefit is payable.

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.

DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values (benefit base (BB), credit base (CB) and withdrawal adjustment base (WAB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:

- On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.

- When an additional purchase payment is made: If the WAB and CB are greater than zero, the WAB and CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.

- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.

When a withdrawal is taken:

  (a) If the first withdrawal is taken during the waiting period, the WAB will be permanently reset to zero. If the first withdrawal is taken after the waiting period, the WAB will be reduced by the "adjustment for withdrawal," as defined below.

  (b) If the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.

  (c) If the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the "adjustment for withdrawal," and the PBG will be reduced by the greater of the amount of the withdrawal or the "adjustment for withdrawal," but it will not be less than zero.

  (d) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

The PBG will be reset to the lesser of:

  (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

  (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

a X b      where:
-----
  c


       a = the amount of the withdrawal minus the RALP

       b = the PBG minus the RALP on the date of (but prior to) the withdrawal

       c = the contract value on the date of (but prior to) the withdrawal minus the RALP


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  79

The BB will be reduced by an amount as calculated below:

d X e      where:
-----
  f


       d = the amount of the withdrawal minus the RALP

       e = the BB on the date of (but prior to) the withdrawal

       f = the contract value on the date of (but prior to) the withdrawal minus the RALP.

ADJUSTMENT FOR WITHDRAWAL DEFINITION: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the "adjustment for withdrawal." The "adjustment for withdrawal" is calculated as follows:

g X h      where:
-----
  i


       G = the amount the contract value is reduced by the withdrawal

       H = the WAB, BB or PBG (as applicable) on the date of (but prior to) the withdrawal

       I = the contract value on the date of (but prior to) the withdrawal.

RIDER ANNIVERSARY PROCESSING: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

- THE WAB ON RIDER ANNIVERSARIES: Unless the WAB is permanently reset to zero or you decline any rider fee increase, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater.

- RIDER CREDITS: If you did not take any withdrawals and you did not decline any rider fee increase, rider credits are available for the first ten contract anniversaries. On the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit dates the BB and WAB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.

- ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any rider fee increase, future annual step-ups will no longer be available.

  The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

  - The annual lifetime payment is established;

  - The RMD is for your contract alone;

  - The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

  - The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. If any withdrawal is taken in the waiting

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

period, including RMDs, Percentage B for the applicable age band will be used as long as rider benefits are payable. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages 2 -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages 2 -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

Unless you decline a rider fee increase, at the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The WAB, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR SURRENDER: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

In either case above:

  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

  - We will no longer accept additional purchase payments.

  - No more charges will be collected for the rider.

  - The current ALP is fixed for as long as payments are made.

  - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

  - The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.

- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

AT DEATH:

SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

  - elect to take the death benefit under the terms of the contract, or

  - elect to take the principal back guarantee available under this rider, or


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  81

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  - continue the contract and the SecureSource Stages 2 -- Joint Life rider under the spousal continuation option.

For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

  1. If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.

  2. If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.

In either of the above cases:

  - After the date of death, there will be no additional rider credits or annual step-ups.

  - The lifetime payment percentage used will be set as of the date of death.

  - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

  3. On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

  4. If the PBG equals zero, the benefit terminates. No further payments are made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

ASSIGNMENT: If allowed by state law, an assignment is subject to our approval.

ANNUITY PROVISIONS: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages 2 rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION

The SecureSource Stages 2 rider cannot be terminated either by you or us except as follows:

  - SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

  - SINGLE LIFE: after the death benefit is payable, the rider will terminate.

  - SINGLE LIFE: spousal continuation will terminate the rider.

  - JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

  - On the annuitization start date, the rider will terminate.

  - You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (see "Charges -- SecureSource Stages 2 rider charge").

  - When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

  - Termination of the contract for any reason will terminate the rider.

For an example, see Appendix D.

ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit, available for contract applications signed on or after May 3, 2010, that you may select for an additional charge. We have offered a different version of the Accumulation Protector Benefit

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 82  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS
rider for the Original Contract with applications signed prior to June 1, 2009. The description of the Accumulation Protector Benefit rider in this section applies to both Original and Current contracts unless noted otherwise. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

For the Current Contract, if you are (or if the owner is a non-natural person, then the annuitant is) age 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. For the Original Contract, you may have elected the Accumulation Protector Benefit rider at the time you purchased your contract and the rider effective date was the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:

- Continue your contract;

- Take partial surrenders or make a full surrender; or

- Annuitize your contract.

The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages 2 rider.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:

- you must participate in the PN program and you must elect one of the PN program investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the PN program investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program");

- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below). In addition, we reserve the right to change these additional purchase payment limitations, including making further restrictions, upon written notice;

- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and

- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").

Be sure to discuss with your investment professional whether an Accumulation Benefit rider is appropriate for your situation.


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                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  83

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credits. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see "Charges -- Accumulation Protector Benefit Rider Charge"). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available for inherited IRAs or if the benefit date would be after the annuitization start date.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS -- CURRENT CONTRACT ONLY
If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits received during this period. We reserve the right to change these additional purchase payment limitations.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the

--------------------------------------------------------------------------------
 84 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

CHANGE OF OWNERSHIP OR ASSIGNMENT
Subject to state limitations, a change of ownership or assignment is subject to our approval.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full surrender;

  - annuitization begins;

  - the contract terminates as a result of the death benefit being paid; or

  - when a beneficiary elects an alternative payment plan which is an inherited IRA.

  The rider will terminate on the benefit date.

For an example, see Appendix L.

OPTIONAL LIVING BENEFITS
(FOR CONTRACTS WITH APPLICATION SIGNED BEFORE JULY 19, 2010)
If you bought a contract before July 19, 2010 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

------------------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED                AND YOU SELECTED ONE OF THE                           DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                FOLLOWING OPTIONAL LIVING BENEFITS...                 FOUND IN THE FOLLOWING APPENDIX:
------------------------------------------------------------------------------------------------------------------------
Before April 29, 2005           Guarantor Withdrawal Benefit ("Rider B")              Appendix J
------------------------------------------------------------------------------------------------------------------------
April 29, 2005 - April 30,      Guarantor Withdrawal Benefit ("Rider A")              Appendix J
  2006
------------------------------------------------------------------------------------------------------------------------
May 1, 2006 - April 30, 2007    Guarantor Withdrawal Benefit for Life                 Appendix I
------------------------------------------------------------------------------------------------------------------------
Before May 1, 2007              Income Assurer Benefit                                Appendix K
------------------------------------------------------------------------------------------------------------------------
Before Aug. 10, 2009            SecureSource Rider                                    Appendix M
------------------------------------------------------------------------------------------------------------------------
Before Nov. 30, 2009            SecureSource 20 Rider                                 Appendix N
------------------------------------------------------------------------------------------------------------------------
Before July 19, 2010            SecureSource Stages Rider                             Appendix O
------------------------------------------------------------------------------------------------------------------------


(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.

OPTIONAL ADDITIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older at the rider effective date, The Benefit Protector does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  85

The Benefit Protector provides that if you (Current Contract) or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

  - 40% of your earnings at death if you (Current Contract) or you and the annuitant (Original Contract) were under age 70 on the rider effective date; or

  - 15% of your earnings at death if you (Current Contract) or you or the annuitant (Original Contract) were 70 or older on the rider effective date.

For the Current Contract, if this rider is effective after the contract date or if there has been a covered life change, remaining purchase payment is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments (also referred to as purchase payments not previously surrendered under the Original Contract). Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

Note: Purchase payments not previously surrendered is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.

TERMINATING THE BENEFIT PROTECTOR
CURRENT CONTRACT:
- You may terminate the rider within 30 days after the first rider anniversary.

- You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

- Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.

- A new owner may terminate the rider within 30 days following the effective date of an ownership change if the new owner is age 75 or younger.

- The rider will terminate for a spousal continuation or ownership change if the spouse or new owner is age 76 or older at the time of the change.

- The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

ORIGINAL CONTRACT:
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- Our current administrative practice allows a new owner or your spouse to terminate the rider within 30 days following the effective date of the ownership change or spousal continuation.

- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner. For Current Contract, your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for "remaining purchase payments" used in calculating earnings at death.

For Current Contract, after a covered life change other than a spouse that continues the contract, the new owner will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new owner at the time of the change will be used to determine the earnings at death percentage going forward. If the new owner does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age

--------------------------------------------------------------------------------
 86 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS we will substitute the contract value on the date of the ownership changes for remaining purchase payments used in calculating earnings at death.

For an example, see Appendix F.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you (Current Contract), or you or the annuitant (Original Contract) are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you (Current Contract), or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:


                          PERCENTAGE IF YOU (CURRENT CONTRACT)                    PERCENTAGE IF YOU (CURRENT CONTRACT)
RIDER YEAR WHEN DEATH     OR YOU AND THE ANNUITANT (ORIGINAL CONTRACT) ARE        OR YOU OR THE ANNUITANT (ORIGINAL CONTRACT) ARE
OCCURS;                   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE                70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                       0%                                                       0%

Three and Four                                   10%                                                    3.75%

Five or more                                     20%                                                     7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the applicable death benefit plus:


                                 IF YOU (CURRENT CONTACT) OR YOU AND THE
                                 ANNUITANT (ORIGINAL CONTRACT) ARE UNDER
RIDER YEAR WHEN DEATH OCCURS;    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .

One                              Zero

Two                              40% x earnings at death (see above)

Three and Four                   40% x (earnings at death + 25% of initial purchase
                                 payment*)

Five or more                     40% x (earnings at death + 50% of initial purchase
                                 payment*)

                                 IF YOU (CURRENT CONTRACT) OR YOU OR THE
                                 ANNUITANT (ORIGINAL CONTRACT) ARE AGE 70
RIDER YEAR WHEN DEATH OCCURS;    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One                              Zero

Two                              15% x earnings at death

Three and Four                   15% x (earnings at death + 25% of initial purchase
                                 payment*)

Five or more                     15% x (earnings at death + 50% of initial purchase
                                 payment*)


* Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.

- The rider will terminate if there is an ownership change.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  87

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value for the Current Contract). We will then terminate the Benefit Protector Plus (see "Benefits in Case of Death").

For an example, see Appendix G.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below, except under annuity payout Plan E. (See
"Charges -- Surrender charge under Annuity Payout Plan E").

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA less any purchase payment credits subject to reversal and less any applicable premium tax. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate.

For information with respect to transfers between accounts after annuity payouts begin, (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die

--------------------------------------------------------------------------------
 88 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.").

- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix I: Guarantor Withdrawal Benefit for Life Rider" or "Appendix J: Guarantor Withdrawal Benefit Rider"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

- REMAINING BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE 20 RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource 20 Riders"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your

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payout plan options. The options will meet certain IRS regulations governing
RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

For qualified and nonqualified contracts with the SecureSource Stages rider, on the annuitization start date you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider's payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (JOINT LIFE: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If You choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee. You must select a payout plan as of the annuitization start date set forth in your contract.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to an annuity payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you (Current Contract), or you or the annuitant (Original Contract) die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value

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immediately before the withdrawal exceeds the investment in the contract.
Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Annuitization Start Date").



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until withdrawn or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance


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contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.




For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



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The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Annuitization Start Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant's death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex

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and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


SPOUSAL STATUS: Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, if you are in the civil union or you are contemplating a civil union or same-sex marriage, you should note that the favorable tax treatment afforded under Federal law would not be available to the same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


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We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

- We may pay selling firms an additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");


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- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS
- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934


--------------------------------------------------------------------------------
 96  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

(1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  97

                                   APPENDICES

                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                               PAGE #   CROSS-REFERENCE                             PAGE #
Appendix A: Example -- Market Value                  Guarantee Period Accounts (GPAs)
Adjustment (MVA)                            p.  99                                               p.  32
Appendix B: Example -- Surrender Charges    p. 101   Charges -- Surrender Charge                 p.  44
Appendix C: Example -- Death Benefits       p. 110   Benefits in Case of Death                   p.  65
Appendix D: Example -- SecureSource                  Optional Benefits -- Optional Living
Series of Riders                            p. 116   Benefits                                    p.  74
Appendix E: SecureSource Series of                   Optional Benefits -- Optional Living
Riders -- Additional RMD Disclosure         p. 124   Benefits                                    p.  74
Appendix F: Example -- Benefit Protector             Optional Benefits -- Benefit Protector
Death Benefit Rider                         p. 126   Death Benefit Rider                         p.  85
Appendix G: Example -- Benefit Protector             Optional Benefits -- Benefit Protector
Plus Death Benefit Rider                    p. 128   Plus Death Benefit Rider                    p.  86
Appendix H: Asset Allocation Program for             N/A
Contracts with Applications Signed
Before May 1, 2006                          p. 130
Appendix I: Guarantor Withdrawal Benefit             N/A
for Life Rider                              p. 131
Appendix J: Guarantor Withdrawal Benefit             N/A
Rider                                       p. 143
Appendix K: Income Assurer Benefit                   N/A
Riders                                      p. 151
Appendix L: Example -- Accumulation                  Optional Benefits -- Optional Living
Protector Benefit Rider                     p. 160   Benefits                                    p.  74
Appendix M :SecureSource Rider                       N/A
Disclosure                                  p. 161
Appendix N: SecureSource 20 Rider                    N/A
Disclosure                                  p. 174
Appendix O: SecureSource Stages Rider                N/A
Disclosure                                  p. 188
Appendix P: Condensed Financial                      Condensed Financial Information
Information (Unaudited)                     p. 198   (Unaudited)                                 p.  19




The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA Fixed account (Current Contract), DCA fixed account (Original Contract), regular fixed account (Current Contract) and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


--------------------------------------------------------------------------------
 98  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early surrenders."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY SURRENDER AMOUNT X   [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.

              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


--------------------------------------------------------------------------------
                  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  99

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, the surrender charge will apply. (See "Charges -- Surrender Charge.") We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
 100  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- SURRENDER CHARGES

EXAMPLE -- SURRENDER CHARGES

We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:

Current Contract:
     PPS    =    PPSC + PPF
     PPSC   =    purchase payments surrendered that could be subject to a surrender charge
            =    (PS - FA) / (CV - FA) x (PP - PPF)
     PPF    =    purchase payments surrendered that are not subject to a surrender charge
            =    FA - contract earnings, but not less than zero
     PP     =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     PS     =    amount the contract value is reduced by the surrender
     FA     =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     CV     =    contract value prior to the surrender

Original Contract:
     PPS    =    XSF + (ACV - XSF) / (CV - TFA) x (PPNPS - XSF)
     XSF    =    10% of prior anniversary's contract value - contract earnings, but not less than zero
     ACV    =    amount the contract value is reduced by the surrender - contract earnings, but not less than zero
     TFA    =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     PPNPS  =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     CV     =    contract value prior to the surrender


When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.


The examples below show how the surrender charge for a full and partial surrender is calculated for a contract with an eight-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  101

CURRENT CONTRACT: FULL SURRENDER CHARGE CALCULATION -- EIGHT-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with an eight-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $1,000 purchase payment credit;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously        50.000.00             50.000.00
                                            surrendered (PP):
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                  FA (but not less than zero)        10,000.00              4,200.00

STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                PPF (but not less than zero):             0.00              4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                                                          PS:        60,000.00             40,000.00

STEP 5.   Now we can determine how much of the PP is being
          surrendered (PPS) as follows:
          PPS = PPF + PPSC
              = PPF+ (PS - FA) / (CV - FA) * (PP - PPF)
                                            PPF from Step 3 =             0.00              4,200.00
                                             PS from Step 4 =        60,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                             FA from Step 2 =        10,000.00              4,200.00
                                             PP from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00


--------------------------------------------------------------------------------
 102  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less PPF:             0.00              4,200.00
                                                                    ----------            ----------
          PPSC = amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                            surrender charge:         3,500.00              3,206.00


STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (3,500.00)            (3,206.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:       $56,460.00            $36,754.00




--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  103

CURRENT CONTRACT: PARTIAL SURRENDER CHARGE CALCULATION -- EIGHT-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with an eight-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $1,000 purchase payment credit;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously        50,000.00             50,000.00
                                            surrendered (PP):
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                 FA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                PPF (but not less than zero):             0.00              4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                PS (determined by iterative process described        15,376.34             16,062.31
                                                      above):

STEP 5. Now we can determine how much of the PP is being surrendered (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

                                            PPF from Step 3 =             0.00              4,200.00
                                             PS from Step 4 =        15,376.34             16,062.31
                                             CV from Step 1 =        60,000.00             40,000.00
                                             FA from Step 2 =        10,000.00              4,200.00
                                             PP from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =         5,376.34             19,375.80


--------------------------------------------------------------------------------
 104  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:         5,376.34             19,375.80
                                                    less PPF:             0.00              4,200.00
                                                                    ----------            ----------
          PPSC = amount of PPS subject to a surrender charge:         5,376.34             15,175.80
                     multiplied by the surrender charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                            surrender charge:           376.34              1,062.31

STEP 7.   The dollar amount you will receive as a result of
          your partial surrender is determined as:
                                  Contract value surrendered:        15,376.34             16,062.31
                                            SURRENDER CHARGE:          (376.34)            (1,062.31)
                                                                    ----------            ----------
                              NET PARTIAL SURRENDER PROCEEDS:       $15,000.00            $15,000.00




--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  105

ORIGINAL CONTRACT FULL SURRENDER CHARGE CALCULATION -- EIGHT-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with an eight-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $1,000 purchase payment credit;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 8.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                         surrendered (PPNPS):        50,000.00             50,000.00
                                                                    ----------            ----------
            Earnings in the contact (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings.
                                  Contract value surrendered:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5. Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:

          PPS = XSF + (ACV - XSF) / (CV - TFA) X (PPNPS - XSF)

                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPS from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00


--------------------------------------------------------------------------------
 106  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less XSF:            (0.00)            (4,200.00)
                                                                    ----------            ----------
                 amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 8.0%                x 8.0%
                                                                    ----------            ----------
                                            surrender charge:         4,000.00              3,664.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (4,000.00)            (3,664.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:       $55,960.00            $36,296.00




--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  107

ORIGINAL CONTRACT PARTIAL SURRENDER CHARGE CALCULATION -- EIGHT-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with an eight-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment and we immediately add a $1,000 purchase payment credit;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 8.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                         surrendered (PPNPS):        50,000.00             50,000.00
                                                                    ----------            ----------
            Earnings in the contact (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings.
                                  Contract value surrendered:        15,434.78             16,231.37
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):         5,434.78             16,231.37

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00





--------------------------------------------------------------------------------
 108  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                               CONTRACT WITH GAIN       CONTRACT WITH LOSS

STEP 5.   Now we can determine how much of the PPNPS is
          being surrendered (PPS) as follows:
          PPS = XSF + (ACV - XSF) /(CV - T-
          FA) X (PPNPS - XSF)
                                         XSF from Step 4 =               0.00                 4,200.00
                                         ACV from Step 3 =           5,434.78                16,231.37
                                          CV from Step 1 =          60,000.00                40,000.00
                                         TFA from Step 2 =          10,000.00                 4,200.00
                                       PPNPS from Step 1 =          50,000.00                50,000.00
                                                                   ----------               ----------
                                                     PPS =           5,434.78                19,592.09
STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with
          a loss, PPS may be greater than the amount you
          request to surrender:
                                                      PPS:           5,434.78                19,592.09
                                                 less XSF:              (0.00)                4,200.00
                                                                   ----------               ----------
              amount of PPS subject to a surrender charge:           5,434.78                15,392.09
                  multiplied by the surrender charge rate:             x 8.0%                   x 8.0%
                                                                   ----------               ----------
                                         surrender charge:             434.78                 1,231.37
STEP 7.   The dollar amount you will receive as a result
          of your partial surrender is determined as:
                               Contract value surrendered:          15,434.78                16,231.37
                                         SURRENDER CHARGE:            (434.78)               (1,231.37)
                                                                   ----------               ----------
                           NET PARTIAL SURRENDER PROCEEDS:         $15,000.00               $15,000.00




--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  109

APPENDIX C: EXAMPLE -- DEATH BENEFITS

CURRENT CONTRACT:


EXAMPLE -- ROPP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000. We add a purchase payment credit of $3,000 to the contract; and

- On the first contract anniversary you make an additional payment of $20,000. We add a purchase payment credit of $600; and

- During the second contract year the contract value is $110,000 and you take a $10,000 partial surrender (including withdrawal charges); and

- During the third contract year the contract value is $105,000.

WE CALCULATE THE ROPP DEATH BENEFIT AS FOLLOWS:
CONTRACT VALUE AT DEATH:                                                              $105,000.00
                                                                                      -----------
Purchase payments, plus credits minus adjusted partial surrenders:
        Total purchase payments:                                                      $120,000.00
        plus purchase payment credits:                                                  +3,600.00
        minus adjusted partial surrenders calculated as:

        $10,000 x $123,600
        ------------------  =                                                          -11,236.36
             $110,000
                                                                                      -----------
        for a death benefit of:                                                       $112,363.64
                                                                                      -----------



  THE ROPP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $112,363.64


EXAMPLE -- MAV DEATH BENEFIT



ASSUMPTIONS:
- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $500 to your contract; and

- On the first contract anniversary the contract value grows to $29,000; and

- During the second contract year the contract value falls to $27,000, at which point you take a $1,500 partial surrender (including surrender charges), leaving a contract value of $25,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $25,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
        Total purchase payments and purchase payment credits:                         $25,500.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,416.67
             $27,000
                                                                                      ----------
        for a death benefit of:                                                       $24,083.33
                                                                                      ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $29,000.00
        plus purchase payments and purchase payment credits made since the prior
        anniversary:                                                                       +0.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $29,000
        ----------------  =                                                            -1,611.11
             $27,000
                                                                                      ----------

        for a death benefit of:                                                       $27,388.89
                                                                                      ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $27,388.89


--------------------------------------------------------------------------------
 110  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and we add a purchase payment credit of $500 to your contract. You allocate $5,000 to the regular fixed account and $20,500 to the subaccounts; and

- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments and purchase payment credits:                         $25,500.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------
        for a death benefit of:                                                       $23,925.93
                                                                                      ----------
3. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
        The variable account floor on the first contract anniversary, calculated as: 1.05 x $20,000 =
        plus amounts allocated to the subaccounts since that anniversary:             $21,525.00
        minus the 5% accumulation death benefit floor adjusted partial surrender
        from the subaccounts, calculated as:                                               +0.00

        $1,500 x $21,525
        ----------------  =                                                            -1,699.34
             $19,000
                                                                                      ----------

        variable account floor benefit:                                               $19,825.66
        plus the regular fixed account value:                                          +5,300.00
                                                                                      ----------
        5% accumulation death benefit floor (value of the regular fixed account
        and the variable account floor):                                              $25,125.66
                                                                                      ----------




  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE 5% ACCUMULATION DEATH BENEFIT FLOOR:                         $25,125.66


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  111

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and we add a $500 purchase payment credit with $5,000 allocated to the regular fixed account and $20,500 allocated to the subaccounts; and

- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
  FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,500.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------
        for a death benefit of:                                                       $23,925.93
                                                                                      ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
        The MAV on the immediately preceding anniversary:                             $25,500.00
        plus purchase payments and credits made since that anniversary:                    +0.00
        minus adjusted partial surrenders made since that anniversary, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------

        for a MAV Death Benefit of:                                                   $23,925.93
                                                                                      ----------
4. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
        The variable account floor on the first contract anniversary calculated
        as: 1.05 x $20,000 =                                                          $21,525.00

        plus amounts allocated to the subaccounts since that anniversary:                  +0.00
        minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:

        $1,500 x $21,525
        ----------------  =                                                            -1,699.34
             $19,000
                                                                                      ----------

        variable account floor benefit:                                               $19,825.66
        plus the regular fixed account value:                                          +5,300.00
                                                                                      ----------
        5% accumulation death benefit floor (value of the regular fixed account
        and the variable account floor):                                              $25,125.66
                                                                                      ----------




  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5%
  ACCUMULATION DEATH BENEFIT FLOOR:                                   $25,125.66


--------------------------------------------------------------------------------
 112  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT:

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000. We add a purchase payment credit of $3,000 to the contract; and

- On the first contract anniversary you make an additional payment of $20,000. We add a purchase payment credit of $600; and

- During the second contract year the contract value is $110,000 and you take a $10,000 partial surrender (including withdrawal charges); and

- During the third contract year the contract value is $105,000.

WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
CONTRACT VALUE AT DEATH:                                                              $105,000.00
                                                                                      -----------
Purchase payments, plus credits minus adjusted partial surrenders:
        Total purchase payments:                                                      $120,000.00
        plus purchase payment credits:                                                  +3,600.00
        minus adjusted partial surrenders calculated as:

        $10,000 x $123,600
        ------------------  =                                                          -11,236.36
             $110,000
                                                                                      -----------
        for a death benefit of:                                                       $112,363.64
                                                                                      -----------



  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $112,363.64

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000. We add a purchase payment credit of $500 to your contract; and

- On the first contract anniversary the contract value grows to $29,000; and

- During the second contract year the contract value falls to $27,000, at which point you take a $1,500 partial surrender (including surrender charges), leaving a contract value of $25,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $25,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
        Total purchase payments and purchase payment credits:                         $25,500.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,416.67
             $27,000
                                                                                      ----------
        for a death benefit of:                                                       $24,083.33
                                                                                      ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $29,000.00
        plus purchase payments and purchase payment credits made since the prior
        anniversary:                                                                       +0.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $29,000
        ----------------  =                                                            -1,611.11
             $27,000
                                                                                      ----------

        for a death benefit of:                                                       $27,388.89
                                                                                      ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $27,388.89


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  113

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 and we add a purchase payment credit of $500 to your contract. You allocate $5,000 to the one-year fixed account and $20,500 to the subaccounts; and

- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial surrender, (including surrender charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
        Total purchase payments and purchase payment credits:                         $25,500.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------

        for a death benefit of:                                                       $23,925.93
                                                                                      ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as:                                                                           $21,525.00
        1.05 x $20,500 =
        plus purchase payments and purchase payment credits allocated to the
        subaccounts since that anniversary:                                                +0.00
        minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:

        $1,500 x $21,525
        ----------------  =                                                            -1,699.34
             $19,000
                                                                                      ----------

        variable account floor benefit:                                               $19,825.66
        plus the one-year fixed account value:                                         +5,300.00
                                                                                      ----------
        5% variable account floor (value of the one-year fixed account and the variable
        account floor):                                                               $25,125.66
                                                                                      ----------




  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $25,125.66


--------------------------------------------------------------------------------
 114  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 and we add a $500 purchase payment credit with $5,000 allocated to the one-year fixed account and $20,500 allocated to the subaccounts; and

- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial surrender (including surrender charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS AND PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  SURRENDERS:
        Total purchase payments:                                                      $25,500.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------
        for a return of purchase payments death benefit of:                           $23,925.93
                                                                                      ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
        The MAV on the immediately preceding anniversary:                             $25,500.00
        plus purchase payments and credits made since that anniversary:                    +0.00
        minus adjusted partial surrenders made since that anniversary, calculated as:

        $1,500 x $25,500
        ----------------  =                                                            -1,574.07
             $24,300
                                                                                      ----------
        for a MAV Death Benefit of:                                                   $23,925.93
                                                                                      ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as:                                                                           $21,525.00
        1.05 x $20,500 =
        plus purchase payments and purchase payment credit amounts allocated to
        the subaccounts since that anniversary:                                            +0.00
        minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:

        $1,500 x $21,525
        ----------------  =                                                            -1,699.34
             $19,000
                                                                                      ----------
        variable account floor benefit:                                               $19,825.66
        plus the one-year fixed account value:                                         +5,300.00
                                                                                      ----------
        5% variable account floor (value of the one-year fixed account and the
        variable account floor):                                                      $25,125.66
                                                                                      ----------




  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH
  IS THE 5% VARIABLE ACCOUNT FLOOR:                                   $25,125.66


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  115

APPENDIX D: EXAMPLE -- SECURESOURCE SERIES RIDERS

SECURESOURCE STAGES 2 RIDERS -- EXAMPLE:
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue.



                                  HYPOTHETICAL
CONTRACT                             ASSUMED                           BENEFIT                                LIFETIME
DURATION   PURCHASE    PARTIAL      CONTRACT                         DETERMINING                               PAYMENT
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        BB         WAB     PERCENTAGE      PBG      ALP     RALP    PERCENT

At Issue   $100,000         NA      $100,000    $100,000   $100,000      0.0%      $100,000  $4,000   $4,000(1)  4%

1                 0          0        98,000     108,000    108,000      9.3%       108,000   5,400    6,400(2)  5%

2                 0          0       105,000     114,000    114,000      7.9%       105,000   5,700    6,700     5%

3                 0          0       118,000     120,000    120,000      1.7%       118,000   6,000    6,000     5%

3.5               0      6,000       112,000     120,000    113,898      1.7%       112,000   6,000        0     5%

4                 0          0       115,000     120,000    115,000      0.0%       115,000   6,000    6,000     5%

5                 0          0       130,000     130,000    130,000      0.0%       130,000   7,800(3) 7,800(3)  6%(3)

6                 0          0       110,000     130,000    130,000     15.4%       130,000   7,800    7,800     6%

7                 0          0       100,000     130,000    130,000     23.1%       130,000   6,500(4) 6,500(4)  5%(4)

7.5               0     10,000        90,000     125,134(5) 117,000     23.1%       118,877(5)6,257(5)     0     5%

8                 0          0        80,000     125,134    117,000     31.6%       118,877   6,257    6,257     5%

9                 0          0        95,000     125,134    117,000     18.8%       118,877   7,508(4) 7,508(4)  6%(4)



(1) The ALP and RALP are based on percentage B until the end of the 1-Year waiting period.
(2) Since no withdrawal was taken at the end of the 1-year waiting period, the ALP and RALP are recalculated based on percentage A.
(3) Because the annual step-up increased the BB on the anniversary and the covered person's (for the joint benefit, younger covered spouse's) attained age is in a higher age band, the lifetime payment percentage increased.
(4) The lifetime payment percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5) The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in "Lifetime Benefit Description - Determination of Adjustment of Benefit Values".


--------------------------------------------------------------------------------
 116  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE: SECURESOURCE STAGES

EXAMPLE:

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue.


                                  HYPOTHETICAL
CONTRACT                             ASSUMED                           BENEFIT                                LIFETIME
DURATION   PURCHASE    PARTIAL      CONTRACT                         DETERMINING                               PAYMENT
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        BB         WAB     PERCENTAGE      PBG      ALP     RALP    PERCENT

At Issue   $100,000         NA      $100,000    $100,000   $100,000      0.0%      $100,000  $5,000   $    0(1)  5%

1                 0          0        98,000     108,000    108,000      9.3%       100,000   5,400        0     5%

2                 0          0       105,000     114,000    114,000      7.9%       105,000   5,700        0     5%

3                 0          0       118,000     120,000    120,000      1.7%       118,000   6,000    6,000(2)  5%

3.5               0      6,000       112,000     120,000    113,898      1.7%       112,000   6,000        0     5%

4                 0          0       115,000     120,000    115,000      0.0%       115,000   6,000    6,000     5%

5                 0          0       130,000     130,000    130,000      0.0%       130,000   7,800(3) 7,800(3)  6%(3)

6                 0          0       110,000     130,000    130,000     15.4%       130,000   7,800    7,800     6%

7                 0          0       100,000     130,000    130,000     23.1%       130,000   6,500(4) 6,500(4)  5%(4)

7.5               0     10,000        90,000     117,000(5) 117,000     23.1%       108,000(5)5,850(5)     0     5%

8                 0          0        80,000     117,000    117,000     31.6%       108,000   5,850    5,850     5%

9                 0          0        95,000     117,000    117,000     18.8%       108,000   7,020(4) 7,020(4)  6%(4)


(1) The RALP is zero until the end of the 3-Year waiting period.
(2) At the end of the 3-Year waiting period, the RALP is set equal to the ALP.
(3) Because the annual step-up increased the BB on the anniversary and the covered person's (for the joint benefit, younger covered spouse's) attained age is in a higher age band, the lifetime payment percentage increased.
(4) The lifetime payment percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5) The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in "Determination of Adjustment of Benefit Values" in the "Lifetime Benefit Description".


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  117

EXAMPLE: SECURESOURCE 20

EXAMPLE #1: LIFETIME BENEFIT NOT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue.


                                  HYPOTHETICAL
CONTRACT                             ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000         NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0       NA        NA

1                 0          0        98,000     100,000    2.0%   100,000    100,000    6,000        0       NA        NA

2                 0          0       105,000     105,000    0.0%   105,000    105,000    6,300        0       NA        NA

3                 0          0       125,000     125,000    0.0%   125,000    125,000    7,500    7,500       NA        NA

3.5               0      6,000       111,000     118,590    6.4%   125,000    119,000    7,500    1,500       NA        NA

4                 0          0       104,000     118,590   12.3%   125,000    119,000    7,500    7,500    7,140(1)  7,140(1)

5                 0          0        90,000     118,590   24.1%   125,000    119,000    6,250(2) 6,250(2) 5,950(2)  5,950(2)

6                 0          0        95,000     118,590   19.9%   125,000    119,000    7,500    7,500    7,140     7,140

6.5               0      7,500        87,500      87,500(3) 0.0%   125,000    111,500    7,500        0    5,250(3)      0

7                 0          0        90,000      90,000    0.0%   125,000    111,500    7,500    7,500    5,400     5,400

7.5               0     10,000        70,000      70,000(4) 0.0%    70,000(4)  70,000(4) 4,200(4)     0    4,200(4)      0

8                 0          0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500    4,500     4,500


(1) The ALP and RALP are established on the contract anniversary following the date the covered person (younger Covered Spouse for Joint) reaches age 65 as the greater of the ELB or the RBA, times the ALP percentage.
(2) The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3) The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(4) The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.


--------------------------------------------------------------------------------
 118  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: LIFETIME BENEFIT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 65.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.


                                  HYPOTHETICAL
CONTRACT                             ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000         NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0    $6,000    $    0

1                 0          0       105,000     105,000    0.0%   105,000    105,000    6,300        0     6,300         0

2                 0          0       110,000     110,000    0.0%   110,000    110,000    6,600        0     6,600         0

3                 0          0       110,000     120,000    8.3%   110,000    110,000    6,600    6,600(1)  7,200     7,200(1)

3.5               0      6,000       104,000     113,455    8.3%   110,000    104,000    6,600      600     7,200     1,200

4                 0          0       100,000     113,455   11.9%   110,000    104,000    6,600    6,600     7,200     7,200

4.5               0      7,000        90,000     105,267   14.5%    90,000     90,000    5,400(2) 5,400(2)  7,200       200

5                 0          0        80,000     105,267   24.0%    90,000     90,000    4,500(3) 4,500(3)  6,000(3)  6,000(3)

5.5               0     10,000        70,000      70,000(4) 0.0%    70,000     70,000    3,500(4) 3,500(4)  3,500(4)  3,500(4)

6                 0          0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500     4,500     4,500

7                 0          0        70,000      70,000(5) 0.0%    70,000(5)  70,000(5) 4,200(5) 4,200(5)  4,200(5)  4,200(5)


(1) At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively. The 20% rider credit is applied to the lifetime benefit.
(2) The $7,000 withdrawal is greater than the $6,600 RBP allowed under the basic benefit and therefore excess withdrawal processing is applied to the basic benefit. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(3) The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(4) The $10,000 withdrawal is greater than both the $4,500 RBP allowed under the basic benefit and the $6,000 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP percentage and GBP percentage are set at 5% for the remainder of the contract year.
(5) Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value. The WAB is reset to the ALP after the reset divided by the current ALP percentage. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  119

EXAMPLE: SECURESOURCE

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $98,039 and you receive a purchase payment credit of $1,961, and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 120  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $98,039 and you receive a purchase payment credit of $1,961 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)

7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  121

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $98,039 and you receive a purchase payment credit of $1,961 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target investment option under the contract is the Moderate PN program investment option.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

6                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

6.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

7                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

7.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

8                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

9                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300

9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,300       3,300

10                  0             0           52,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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 122  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $98,039 and you receive a purchase payment credit of $1,961 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
                                             ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
CONTRACT     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
DURATION     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       7,500       7,500

7                   0             0          105,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  123

APPENDIX E: SECURESOURCE SERIES OF RIDERS -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For SecureSource Stages and SecureSource 20 riders, owners subject to annual RMD rules under Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero and you will not receive any future rider credit.

Amounts you withdraw from this contract (for SecureSource Stages and SecureSource 20 riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

For SecureSource and SecureSource 20 riders:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year*,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource series of riders.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,*

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year*.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


For SecureSource Stages and SecureSource Stages 2 riders:


(1) Each calendar year, if your ALERMDA is greater than the ALP,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the ALP.

    - The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.


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 124  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages and SecureSource Stages 2.

* For SecureSource 20 riders, adjusted for any subsequent changes between 5% and 6% as described under "GBP Percentage and ALP Percentage".

The ALERMDA is:

(1) determined by us each calendar year (for SecureSource Stages and SecureSource 20 riders, starting with the calendar year in which the waiting period ends);

(2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;

(3) based solely on the value of the contract to which the SecureSource Series rider is attached as of the date we make the determination;

(4) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

      1. an individual retirement annuity (Section 408(b));
      2. a Roth individual retirement account (Section 408A);
      3. a Simplified Employee Pension plan (Section 408(k));
      4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider within the SecureSource series of riders may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing one of the SecureSource series of riders.


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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  125

APPENDIX F: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and

- We add a $3,000 purchase payment credit to your contract; and

- You select the MAV Death Benefit and the 8-year surrender charge schedule.

  During the first contract year the contract value grows to $106,000.
  The MAV Death Benefit equals the contract value less any purchase payment credits added in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     The MAV Death Benefit (contract value):                              $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     The MAV Death Benefit:                                               $110,000
     plus the Benefit Protector (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial surrender of $50,000, including the applicable 8% surrender charge. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to an 8%
  surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500
  ($36,340 + $3,160 in surrender charges) from your contract value.
  Altogether, we will surrender $50,000 and pay you $46,840. We calculate purchase payments not previously surrendered as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
     The MAV Death Benefit (MAV adjusted for partial surrenders):          $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                  $58,667
  On the third contract anniversary the contract value falls to
  $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old.
  The death benefit equals:
     The MAV Death Benefit (contract value):                              $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     surrendered that are one or more years old)                           +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000


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 126  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,500.
  Your new contract value is now $251,500. The new purchase payment is less than one year old and so it has no effect on the Benefit
  Protector value. The death benefit equals:
     The MAV Death Benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     surrendered that are one or more years old)                           +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000
  During the eleventh contract year the contract value remains
  $251,500 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
     The MAV Death Benefit (contract value):                              $251,500
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously
     surrendered):
     0.40 x ($251,500 - $105,000) =                                        +58,600
                                                                          --------
  Total death benefit of:                                                 $310,100




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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  127

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and

- We add a $3,000 purchase payment credit to your contract; and

- You select the MAV Death Benefit and the 8-year surrender charge schedule.

  During the first year the contract value grows to $106,000. The MAV
  Death Benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $103,000.
  You have not reached the first contract anniversary so the Benefit
  Protector Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:
     The MAV Death Benefit (contract value):                              $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     The MAV Death Benefit:                                               $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.10 x $100,000 =                     +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial surrender of $50,000, including the applicable 8% surrender charge. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to an 8%
  surrender charge because your payment is in its third year of the surrender charge schedule, so we will surrender $39,500 ($36,340 +
  $3,160 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $46,840. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
     The MAV Death Benefit (MAV adjusted for partial surrenders):          $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                           +1,048
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.10 x $55,000 =                       +5,500
                                                                          --------
  Total death benefit of:                                                  $64,167
  On the third contract anniversary the contract value falls $40,000.
  The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the
  Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:
     The MAV Death Benefit (contract value):                              $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously surrendered that are one or more years old             +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously surrendered: 0.20 x $55,000 =                +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000


--------------------------------------------------------------------------------
 128  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS


  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,500.
  Your new contract value is now $251,500. The new purchase payment is less than one year old and so it has no effect on the Benefit
  Protector Plus value. The death benefit equals:
     The MAV Death Benefit (contract value less any purchase payment
       credits added in the last 12 months):                              $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously surrendered that are one or more years old             +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously surrendered: 0.20 x $55,000 =                +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
  During the eleventh contract year the contract value remains
  $251,500 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:
     The MAV Death Benefit (contract value):                              $251,500
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
     previously surrendered):
     0.40 x ($251,500 - $105,000) =                                        +58,600
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.20 x $55,000 =                      +11,000
                                                                          --------
  Total death benefit of:                                                 $321,100




--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  129

APPENDIX H: ASSET ALLOCATION PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM
For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


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 130  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):

- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the annuitization start date (see "Buying Your Contract -- The Retirement Date"). Before the annuitization start date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the surrender (see "Making the Most of Your Contract -- Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuitization start date, nor does it guarantee the length of time over which such withdrawals can be made before the annuitization start date.

The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


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- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate

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  contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

       - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

       - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

       - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

       - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

       - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


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       - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

       - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

       - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

For an example, see "Examples of Guarantor Withdrawal Benefit for Life" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a

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death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment plus any purchase payment credits.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credits.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credits.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credits).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.


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If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credits.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. Each payment's GBP will be reset to 7% of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credits multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


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COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.


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

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.


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- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

  (a) receive the remaining schedule of GBPs until the RBA equals zero; or

  (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

  (a) the remaining schedule of GBPs until the RBA equals zero; or

  (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.


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

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the

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 140  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS
  ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a $98,039 purchase payment with $1,961 purchase payment credit.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300




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

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a $98,039 purchase payment with $1,961 purchase payment credit.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT RIDER

GUARANTOR WITHDRAWAL BENEFIT RIDER
We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A
- you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life(R) rider are/were not available;

- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)
- you purchased your contract prior to April 29, 2005;

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- surrender charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see "Charges -- Surrender Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuitization start date. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix
  J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may have elected to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to the PN program investment options you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate qualifying purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and


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

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up  -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  145

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


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

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or

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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  147
provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have

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

been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "'The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)

ASSUMPTION:
- You purchase the contract with a payment of $100,000.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment:       $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $100,000 =                                                    $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase payment:        $100,000
  On the first contract anniversary the contract value grows to
  $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700
  During the fourth contract year you decide to take a partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700


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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  149

  On the fourth contract anniversary you make an additional purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                                 $152,300
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                                 $160,000
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
     7,700 + $3,500 =                                                     $ 11,200
  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
           withdrawal;
           $230,000 - $20,000 =                                           $210,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
           $200,000 - $20,000 =                                           $180,000
  Reset RBA = lesser of (1) or (2) =                                      $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
     OR
     (2) your contract value immediately following the partial
           withdrawal;
         $230,000 - $20,000 =                                             $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                $ 14,000
  During the eighth contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
           withdrawal;
           $175,000 - $25,000 =                                           $150,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
           $180,000 - $25,000 =                                           $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
     OR
     (2) your contract value immediately following the partial
          withdrawal;
          $175,000 - $25,000 =                                            $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 x $150,000 =                                                    $ 10,500




--------------------------------------------------------------------------------
 150  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT RIDERS

INCOME ASSURER BENEFIT RIDERS
The following three optional Income Assurer Benefit riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

- Income Assurer Benefit - MAV;

- Income Assurer Benefit - 5% Accumulation Benefit Base; or

- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the Columbia Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any surrender charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN investment option to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:

EXERCISING THE RIDER
Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  151

- the annuitant on the annuitization start date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + i)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full surrender from the contract, or on the annuitization start date, or on the date that a death benefit is payable; and


--------------------------------------------------------------------------------
 152  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

- when a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT - MAV
The guaranteed income benefit base for the Income Assurer Benefit - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial surrenders occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial surrenders and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust

--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS 153 the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted surrenders and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits surrendered from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being surrendered or transferred on the date of but prior to the current surrender or transfer; and

  (b) is the ratio of the amount of the transfer or surrender to the value in the investment options being surrendered or transferred on the date of (but prior to) the current surrender or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted surrenders and adjusted transfers for the variable account floor are equal to the amount of the surrender or transfer from the protected investment options as long as the sum of the surrenders and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current surrender or transfer from the protected investment options plus the sum of all prior surrenders and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted surrender or adjusted transfer for the variable account floor as the result of (a) plus [(b) times
(c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any surrenders and transfers made from the protected investment options in the current policy year but prior to the current surrender or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current surrender (including any surrender charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
       1. contract value less the market value adjusted excluded payments (described above); or

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders; or

       3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

       1. the contract value;

       2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders;

       3. the MAV (described above); or

       4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:
       1. contract value less the market value adjusted excluded payments (described above);

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders;


--------------------------------------------------------------------------------
 154  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

       3. the MAV, less market value adjusted excluded payments (described above); or

       4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a PN program investment option. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment option include protected investment options and excluded investment options (Columbia Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer
Benefit - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.

ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000; and

- we immediately add a $3,000 purchase payment credit; and

- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial surrenders or changes in PN program investment option; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED          PURCHASE             MAXIMUM             GUARANTEED
  CONTRACT     CONTRACT          PAYMENTS           ANNIVERSARY         INCOME BENEFIT
ANNIVERSARY      VALUE         AND CREDITS        VALUE (MAV)(1)          BASE MAV(2)
--------------------------------------------------------------------------------------
      1        $111,000          $103,000            $111,000              $111,000
      2         129,000           103,000             129,000               129,000
      3         136,000           103,000             136,000               136,000
      4         155,000           103,000             155,000               155,000
      5          87,000           103,000             155,000               155,000
      6         124,000           103,000             155,000               155,000
      7         143,000           103,000             155,000               155,000
      8         157,000           103,000             157,000               157,000
      9         144,000           103,000             157,000               157,000
     10         179,000           103,000             179,000               179,000
     11         145,000           103,000             179,000               179,000
     12         152,000           103,000             179,000               179,000
     13         214,000           103,000             214,000               214,000
     14         204,000           103,000             214,000               214,000
     15         209,000           103,000             214,000               214,000
--------------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  155

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAV       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000             $  794.76               $  796.55            $179,000            $  794.76
     11            145,000                659.75                  661.20             179,000               814.45
     12            152,000                709.84                  711.36             179,000               835.93
     13            214,000              1,025.06                1,027.20             214,000             1,025.06
     14            204,000              1,003.68                1,005.72             214,000             1,052.88
     15            209,000              1,055.45                1,057.54             214,000             1,080.70
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  796.55
     11                816.24
     12                837.72
     13              1,027.20
     14              1,055.02
     15              1,082.84
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST         PLAN B - LIFE WITH      IAB - MAV         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000              $647.98                 $640.82            $179,000             $647.98
     11            145,000               536.50                  530.70             179,000              662.30
     12            152,000               574.56                  568.48             179,000              676.62
     13            214,000               830.32                  819.62             214,000              830.32
     14            204,000               809.88                  801.72             214,000              849.58
     15            209,000               850.63                  842.27             214,000              870.98
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $640.82
     11               655.14
     12               669.46
     13               819.62
     14               841.02
     15               862.42
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 156  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                         GUARANTEED
                                                                           INCOME
                ASSUMED          PURCHASE                              BENEFIT BASE -
  CONTRACT     CONTRACT          PAYMENT          5% ACCUMULATION     5% ACCUMULATION
ANNIVERSARY      VALUE         AND CREDITS        BENEFIT BASE(1)     BENEFIT BASE(2)
-------------------------------------------------------------------------------------
      1        $111,000          $103,000             $108,150            $111,000
      2         129,000           103,000              113,558             129,000
      3         136,000           103,000              119,235             136,000
      4         155,000           103,000              125,197             155,000
      5          87,000           103,000              131,457             131,457
      6         124,000           103,000              138,030             138,030
      7         143,000           103,000              144,931             144,931
      8         157,000           103,000              152,178             157,000
      9         144,000           103,000              159,787             159,787
     10         179,000           103,000              167,776             179,000
     11         145,000           103,000              176,165             176,165
     12         152,000           103,000              184,973             184,973
     13         214,000           103,000              194,222             214,000
     14         204,000           103,000              203,933             204,000
     15         209,000           103,000              214,130             214,130
-------------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - 5% RF      PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000             $  794.76               $  796.55            $179,000            $  794.76
     11            145,000                659.75                  661.20             176,165               801.55
     12            152,000                709.84                  711.36             184,973               863.82
     13            214,000              1,025.06                1,027.20             214,000             1,025.06
     14            204,000              1,003.68                1,005.72             204,000             1,003.68
     15            209,000              1,055.45                1,057.54             214,130             1,081.35
----------------------------------------------------------------------------------------------------------------------
                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  796.55
     11                803.31
     12                865.67
     13              1,027.20
     14              1,005.72
     15              1,083.50
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  157

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST         PLAN B - LIFE WITH     IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000              $647.98                 $640.82            $179,000             $647.98
     11            145,000               536.50                  530.70             176,165              651.81
     12            152,000               574.56                  568.48             184,973              699.20
     13            214,000               830.32                  819.62             214,000              830.32
     14            204,000               809.88                  801.72             204,000              809.88
     15            209,000               850.63                  842.27             214,130              871.51
----------------------------------------------------------------------------------------------------------------------
                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $640.82
     11               644.76
     12               691.80
     13               819.62
     14               801.72
     15               862.94
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT
BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                          GUARANTEED
                                                                                            INCOME
                                                                                        BENEFIT BASE -
                                                                                          GREATER OF
                ASSUMED         PURCHASE          MAXIMUM                                 MAV OR 5%
  CONTRACT     CONTRACT         PAYMENTS        ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
ANNIVERSARY      VALUE        AND CREDITS         VALUE(1)        BENEFIT BASE(1)      BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------
      1        $111,000         $103,000          $111,000            $108,150             $111,000
      2         129,000          103,000           129,000             113,558              129,000
      3         136,000          103,000           136,000             119,235              136,000
      4         155,000          103,000           155,000             125,197              155,000
      5          87,000          103,000           155,000             131,457              155,000
      6         124,000          103,000           155,000             138,030              155,000
      7         143,000          103,000           155,000             144,931              155,000
      8         157,000          103,000           157,000             152,178              157,000
      9         144,000          103,000           157,000             159,787              159,787
     10         179,000          103,000           179,000             167,776              179,000
     11         145,000          103,000           179,000             176,165              179,000
     12         152,000          103,000           179,000             184,973              184,973
     13         214,000          103,000           214,000             194,222              214,000
     14         204,000          103,000           214,000             203,933              214,000
     15         209,000          103,000           214,000             214,130              214,130
------------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be surrendered. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 158  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000             $  794.76               $  796.55            $179,000            $  794.76
     11            145,000                659.75                  661.20             179,000               814.45
     12            152,000                709.84                  711.36             184,973               863.82
     13            214,000              1,025.06                1,027.20             214,000             1,025.06
     14            204,000              1,003.68                1,005.72             214,000             1,052.88
     15            209,000              1,055.45                1,057.54             214,130             1,081.35
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  796.55
     11                816.24
     12                865.67
     13              1,027.20
     14              1,055.02
     15              1,083.50
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $179,000              $647.98                 $640.82             $179,000             $647.98
     11            145,000               536.50                  530.70              179,000              662.30
     12            152,000               574.56                  568.48              184,973              699.20
     13            214,000               830.32                  819.62              214,000              830.32
     14            204,000               809.88                  801.72              214,000              849.58
     15            209,000               850.63                  842.27              214,130              871.51
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10              $640.82
     11               655.14
     12               691.80
     13               819.62
     14               841.02
     15               862.94
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  159

APPENDIX L: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

THE EXAMPLE ASSUMES:
- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000. No purchase payment credit applies.

- You make no additional purchase payments.

- You do not exercise the elective step-up option.


                                                                                            100,000
                                                                          INITIAL        HYPOTHETICAL
END OF       PARTIAL SURRENDER            MCAV                            PAYMENT           ASSUMED
CONTRACT       (BEGINNING OF         ADJUSTMENT FOR                    ACCUMULATION        CONTRACT
YEAR               YEAR)           PARTIAL SURRENDER       MCAV       BENEFIT AMOUNT         VALUE

1                  $    0                $    0          $100,000         $     0          $112,000

2                       0                     0           102,400               0           128,000

3                       0                     0           108,000               0           135,000

4                       0                     0           108,000               0           125,000

5                       0                     0           108,000               0           110,000

6                   2,000                 1,964           106,036               0           122,000

7                       0                     0           112,000               0           140,000

8                       0                     0           112,000               0           121,000

9                   5,000                 4,628           107,372               0            98,000

10                      0                     0           107,372          22,372            85,000




--------------------------------------------------------------------------------
 160  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: SECURESOURCE RIDER DISCLOSURE

SECURESOURCE RIDERS
There are two optional SecureSource riders available under your contract:

- SecureSource - Single Life; or

- SecureSource - Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if:

- your contract application was signed on or after May 1, 2007; and

- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource rider is not available under an inherited qualified annuity.

The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  161

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.


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      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

      Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate qualifying purchase payments and purchase payment credits to the DCA fixed account, when available (see "DCA Fixed Account"), and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

  You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered

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  spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.


- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:
WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WAITING PERIOD: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an

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interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credit).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

   (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:


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1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment's GBP will be reset to 7% of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the GBP remains unchanged.

   (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


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SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.


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- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

20% RIDER CREDIT (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1,
2008)
If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups and purchase payment credits may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.

ENHANCED LIFETIME BASE (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

- increase by the amount of any purchase payments received on or after the third rider anniversary.

- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

- be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

- The total RBA is reduced to zero.

- You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.

INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE (FOR CONTRACTS WITH APPLICATIONS PURCHASED ON OR AFTER JUNE 1, 2008)
As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

   (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

   (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.


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- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix E for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.


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- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.


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IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

    - SINGLE LIFE: covered person;

    - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.


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- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.


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GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

5. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.


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APPENDIX N: SECURESOURCE 20 RIDER DISCLOSURE

SECURESOURCE 20 RIDERS
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary values. The SecureSource 20 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider.

There are two optional SecureSource 20 riders available under your contract:

- SecureSource 20 -- Single Life; or

- SecureSource 20 -- Joint Life.

The information in this section applies to both Secure Source 20 riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource 20 -- Single Life rider covers one person. The SecureSource 20 -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 20 -- Single Life rider or the SecureSource 20 -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource 20 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:

- your contract application is signed on or after Aug. 10, 2009, but prior to Nov. 30, 2009; and

- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource 20 riders are not available under an inherited qualified annuity.

The SecureSource 20 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: until death (see "At Death" heading below) or until the depletion of the basic benefit.

- JOINT LIFE: until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) or until the depletion of the basic benefit.

KEY TERMS
The key terms associated with the SecureSource 20 rider are:

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (JOINT LIFE: the death of both covered spouses). After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): the age at which the lifetime benefit is established.

ENHANCED LIFETIME BASE (ELB): used in the calculation of the ALP on the later of the ELB date or the establishment of the ALP. The ELB cannot be withdrawn or annuitized and is not payable as a death benefit.

GUARANTEED BENEFIT AMOUNT (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

GUARANTEED BENEFIT PAYMENT (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.


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REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.

REMAINING BENEFIT AMOUNT (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

REMAINING BENEFIT PAYMENT (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.

WAITING PERIOD: The period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

DESCRIPTION OF THE SECURESOURCE 20 RIDER
Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.

The lifetime withdrawal benefit is established automatically:

- SINGLE LIFE: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.

At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see
"Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary.


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Subject to conditions and limitations, if no withdrawals are taken prior to the third rider anniversary, the 20% rider credit may increase the lifetime benefit (if already established) or the Enhanced Lifetime Base (ELB) may increase the lifetime benefit (when established).

The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP, RALP and ELB. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.

IMPORTANT SECURESOURCE 20 RIDER CONSIDERATIONS
You should consider whether a SecureSource 20 rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner or annuitant even if the covered person is still living (see "At Death" heading below). Therefore, the rider will terminate when a death benefit becomes payable. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living; or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the lifetime benefit terminates even though the owner is still living.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.

  (c) If the lifetime benefit is first established prior to the third rider anniversary, the initial ALP is based on the basic benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). If the lifetime benefit is first established on/after the third rider anniversary, the initial ALP is based on the greater of the basic benefit's RBA and the ELB at that time. Any withdrawal you take before the ALP is established reduces the RBA and ELB and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider. Any withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options of the PN program. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to the PN program investment options (if applicable) you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

You can allocate your contract value to any available investment options during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model

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portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the contract value, if your contract value is less; and

  (b) the total RBA will be reset to the contract value, if your contract value is less; and

  (c) the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under "GBP Percentage and ALP Percentage" heading below) times the contract value, if this amount is less than the current ALP; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and

  (g) the WAB will be reset as follows:

      - if the ALP has not been established, the WAB will be equal to the reset GBA.

      if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage; and

  (h) the ELB, if greater than zero, will be reset to the contract value, if your contract value is less.

      You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource 20 rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

  Dissolution of marriage does not terminate the SecureSource 20 - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource 20 - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. The annuitant must also be an owner. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource 20 - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's FA provision that exceeds

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

  the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.


- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

BASIC BENEFIT DESCRIPTION
THE GBA AND RBA ARE DETERMINED AT THE FOLLOWING TIMES, SUBJECT TO THE MAXIMUM AMOUNT OF $5,000,000, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA and RBA are equal to the initial purchase payment.

- When you make additional purchase payments -- If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you take a withdrawal during the waiting period -- the total GBA and total RBA will be set equal to zero until the end of the waiting period.

- When you take a withdrawal after the waiting period and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged, and each payment's RBA is reduced in proportion to its RBP.

  (b) greater than the total RBP -- EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA AND RBA.

- On the rider anniversary at the end of the waiting period -- If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.

  If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.


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- Upon certain changes to your PN program investment options under the PN program as described under "Use of Portfolio Navigator Program Required," above.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GBP PERCENTAGE AND ALP PERCENTAGE: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:

During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA Payout Option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP Percentage and ALP Percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns, the deduction of fees and the 20% credit could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:

       1 - (A/B)

       A = contract value at the end of the prior valuation period

       B = WAB at the end of the prior valuation period

When the first withdrawal in a contract year is taken, the GBP Percentage and ALP Percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP Percentage and ALP Percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.

Under certain limited situations, your GBP Percentage and ALP Percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:

(1) when the RBA Payout Option is elected, or

(2) if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP Percentage used to determine your ALP going forward will be either 6% or 5%), or

(3) when the contract value reduces to zero.

For certain periods of time at our discretion and on a non-discriminatory basis, your GBP Percentage and ALP Percentage may be set by us to 6% if more favorable to you.

WITHDRAWAL ADJUSTMENT BASE (WAB): One of the components used to determine GBP Percentage and ALP Percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,

THE WAB IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At Rider Effective Date -- the WAB is set equal to the initial purchase payment.

- When a subsequent purchase payment is made -- before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment.


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

- When a withdrawal is taken -- if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.

Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).

  (A) The WAB is reduced by an amount as calculated below:

A X B
-----  where:
  C



       A = the amount the contract value is reduced by the withdrawal

       B = WAB on the date of (but prior to) the withdrawal

       C = the contract value on the date of (but prior to) the withdrawal.

  (B) If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.

If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.

- On rider anniversaries -- unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:

  (A) If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.

  (B) If you decline a rider fee increase and a withdrawal is taken during the waiting period, the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.

- Upon certain changes to your PN program investment option as described under "Use of Portfolio Navigator Program Required," above.

- On the later of the third rider anniversary or the rider anniversary when the ALP is established -- unless you decline a rider fee increase, if the ELB is greater than zero, the WAB will be increased by an amount as calculated below, but not less than zero.

  (A) The ELB, minus

  (B) the greater of:

       i)  your contract value, or

       ii) the ALP before the ELB is applied, divided by the ALP Percentage (if the ALP is established) or the total RBA (if the ALP is established on the third rider anniversary).

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment's GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- During the waiting period -- the RBP will be zero.

- At the beginning of any contract year after the waiting period and when the GBP Percentage changes -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments after the waiting period -- each additional purchase payment has its own RBP equal to the purchase payment, multiplied by the GBP Percentage.

- At step up -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).


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- When you make any withdrawal after the waiting period -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

LIFETIME BENEFIT DESCRIPTION
SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

- SINGLE LIFE: Initially the ALP is established on the earliest of the following dates:

  (a) the rider effective date if the covered person has already reached age 65.

  (b) the rider anniversary following the date the covered person reaches age
      65,

      - if during the waiting period and no prior withdrawal has been taken; or

      - if after the waiting period.

  (c) the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.

If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.

- JOINT LIFE: Initially the ALP is established on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.


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  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

  For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.

If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.

- Whenever the ALP Percentage changes --

  (a) If the ALP Percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.

  (b) If the ALP Percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.

- When you make an additional purchase payment -- Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, multiplied by the ALP Percentage.

- When you make a withdrawal:

  (a) During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.

  (b) After the waiting period, if the amount withdrawn is:

       (i) less than or equal to the RALP, the ALP is unchanged.

       (ii) greater than the RALP, ALP EXCESS WITHDRAWAL PROCESSING will occur.

  If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.

- On the rider anniversary at the end of the waiting period -- If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP Percentage if the covered person (JOINT LIFE: younger covered spouse) has reached age 65.

- At step ups -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- Upon certain changes to your PN program investment option under the PN program as described under "Use of Portfolio Navigator Program Required," above.

20% RIDER CREDIT
If you do not make a withdrawal during the first three rider years and you don't decline a rider fee increase, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.

ENHANCED LIFETIME BASE (ELB)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not decline a rider fee increase and you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years plus the 20% rider credit. If you make a withdrawal during the first three rider years or decline a rider fee increase, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

- increase by the amount of any purchase payments received on or after the third rider anniversary.

- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

- be set to the contract value (if your contract value is less), if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.


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If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

- The total RBA is reduced to zero.

- You decline a rider fee increase.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn, annuitized or payable as a death benefit.

INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE
If the ALP is already established, on the third rider anniversary, the ALP will be increased to equal the enhanced lifetime base multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) multiplied by the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period -- the RALP will be zero.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.

- At the beginning of each contract year after the waiting period and when the ALP Percentage changes -- the RALP is set equal to the ALP.

- When you make additional purchase payments after the waiting period -- each additional purchase payment increases the RALP by the purchase payment, if applicable multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).

- At step ups -- (see "Annual Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- When you make any withdrawal after the waiting period -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

OTHER PROVISIONS
REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

- The withdrawal is after the waiting period;

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP Percentage changes. See Appendix F for additional information.

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn

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in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.

The annual step up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:

- You have not declined a rider fee increase.

- If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.

- On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be increased to the contract value on the rider anniversary, if the contract value is greater.

- The total GBA will be increased to the contract value on the rider anniversary, if the contract value is greater.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period, the RBP will not be affected by the step up.

  (b) After the waiting period, the RBP will be reset to the increased GBP.

- The ALP will be increased to the contract value on the rider anniversary multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if greater than the current ALP.

- The RALP will be reset as follows:

  (a) During the waiting period, the RALP will not be affected by the step up.

  (b) After the waiting period, the RALP will be reset to the increased ALP.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 20 -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
20 -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Annual Step-Up" heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero, you will be paid in the following scenarios:

1) The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.


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        JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

        JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

   - SINGLE LIFE: covered person;

   - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate;

- In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource 20 rider and the contract will terminate under either of the following two scenarios:

- If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.

- If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


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JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource 20 rider after the waiting period.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary when the death benefit is payable. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource 20 rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

2. SINGLE LIFE: After the death benefit is payable, continuation of the contract will terminate the rider.

3. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

4. Annuity payouts under an annuity payout plan will terminate the rider.

5. You may terminate the rider if your annual rider fee after any fee increase is more than 0.25 percentage points higher than your fee before the increase (See "Charges -- SecureSource 20 rider fee").


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6. When the RBA and contract value is reduced to zero and either the withdrawal is taken when the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.

7. Termination of the contract for any reason will terminate the rider.

8. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

For an example, see Appendix D.

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APPENDIX O: SECURESOURCE STAGES RIDER DISCLOSURE

SECURESOURCE STAGES RIDERS
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains. The SecureSource Stages rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.

This benefit is intended for assets you plan to hold and let accumulate for at least three years. Your benefits under the rider can be reduced if any of the following occurs:

- If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time;

- If you take a withdrawal after the waiting period and if you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

- If you take a withdrawal and later choose to allocate your contract value to an investment option that is more aggressive than the target investment option.

- If the contract value is 20% or more below purchase payments increased by any step ups or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year that the lifetime benefit is available. The lifetime benefit amount can vary based on your attained age and based on the relationship of your contract value to the withdrawal adjustment base. Each contract year after the waiting period, the percentage used to determine the benefit amount is set when the first withdrawal is taken and fixed for the remainder of that year.

At any time after the waiting period, as long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge and no market value adjustment will be applied. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and any applicable market value adjustment. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.


Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.


Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY
There are two optional SecureSource Stages riders available under your contract:

- SecureSource Stages - Single Life

- SecureSource Stages - Joint Life

The information in this section applies to both SecureSource Stages riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages -- Single Life rider covers one person. The SecureSource Stages -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages -- Single Life rider or the SecureSource Stages -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Stages rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if you purchase your contract on or after Nov. 30, 2009; and

- SINGLE LIFE: you are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource Stages riders are not available under an inherited qualified annuity.


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The SecureSource Stages rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

- SINGLE LIFE: death (see "At Death" heading below).

- JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).

KEY TERMS
The key terms associated with the SecureSource Stages rider are:

AGE BANDS: Each age band is associated with a set of lifetime payment percentages. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, other factors determine when you move to a higher age band.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band. When the ALP is available, the annual withdrawal amount guaranteed by the rider can vary each contract year.

ANNUAL STEP-UP: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

EXCESS WITHDRAWAL: (1) a withdrawal taken after the waiting period and before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment when the annual lifetime payment is available.

EXCESS WITHDRAWAL PROCESSING: after the waiting period, a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment. Two percentages ("percentage A" and "percentage B") are used for each age band.

PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. Whenever the annual lifetime payment is available, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.

RIDER CREDIT: an amount that can be added to the benefit base on each of the first ten rider anniversaries, based on a rider credit percentage of 8% in year one and 6% for years two through ten, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and withdrawals in the waiting period may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.

WAITING PERIOD: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the lifetime payment percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

IMPORTANT SECURESOURCE STAGES RIDER CONSIDERATIONS
You should consider whether a SecureSource Stages rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This

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  possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reestablished based on your contract value at that time. Although your benefits will be set to zero until the end of waiting period, we will deduct rider fees, based on the anniversary contract value for the remainder of the waiting period. Any withdrawal request within the 3-year waiting period must be submitted in writing. In addition, any withdrawals in the first 10 years will terminate the rider credits. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model portfolio changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the target investment option after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target or investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows: the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and the ALP and RALP, if available, will be recalculated. You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource Stages rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

  Dissolution of marriage does not terminate the SecureSource Stages -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

  For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse

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 190  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS
  as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource Stages -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawal of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.


- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

LIFETIME BENEFIT DESCRIPTION
SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (JOINT LIFE: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. When the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.


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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  191

If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50. The ALP will be available on later of the rider anniversary after the waiting period, or the date the covered person's attained age equals age 50.

JOINT LIFE: The ALP is established on the earliest of the following dates:

- The rider effective date if the younger covered spouse has already reached age 50.

- The date the younger covered spouse's attained age equals age 50.

- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

The ALP will be available on later of the rider anniversary after the waiting period, or the date the ALP is established.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): the remaining annual lifetime payment guaranteed for withdrawal after any withdrawals are made. The RALP is established at the same time as the ALP. The RALP will be zero during the waiting period. After the waiting period, the RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.

For ages:

- 50-58, percentage A is 4% and percentage B is 3%.

- 59-64, percentage A is 5% and percentage B is 4%.

- 65-79, percentage A is 6% and percentage B is 5%.

- 80 and older, percentage A is 7% and percentage B is 6%.

The age band for the lifetime payment percentage is determined at the following times:

- When the ALP is established: The age band for the lifetime payment percentage used to calculate the initial ALP is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouses attained age).

- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouses subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any annual rider fee increase or if a withdrawal has been taken since the ALP was made available, then the lifetime payment percentage will not change on subsequent birthdays.)

- Upon annual step-ups (see "Annual step ups" below).

- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was available and no annual rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.

The following determines whether Percentage A or Percentage B is used for each applicable age band:

During the waiting period, percentage A will be used to determine the amount payable to beneficiaries under the principal back guarantee (PBG).

After the waiting period, a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below.


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 192  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:

1 - (A/B) where:

     A = Contract value at the end of the prior valuation period

     B = WAB at the end of the prior valuation period

After the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.

Under certain limited situations, your Lifetime Payment Percentage will not vary each contract year. Percentage A or percentage B will be determined at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:

- if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or

- when the contract value reduces to zero, or

- on the date of death (JOINT LIFE: remaining covered spouse's date of death) when a death benefit is payable.

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.

DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values and principal back guarantee (PBG) are determined at the following times and are subject to a maximum benefit base (BB), credit base (CB), withdrawal adjustment base (WAB) and PBG amount of $10 million each:

- On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.

- When an additional purchase payment is made: Before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB, CB (unless it has been permanently set to zero), BB and PBG will be increased by the amount of each additional purchase payment.

- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits. If the first withdrawal is taken during the waiting period, the WAB, BB and PBG will be set equal to zero until the end of the waiting period.

- Whenever a withdrawal is taken after the waiting period:

     (a) the WAB will be reduced by the "adjustment for withdrawal," as defined below.

     (b) if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.

     (c) if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the "adjustment for withdrawal," and the PBG will be reduced by the greater of the amount of the withdrawal or the "adjustment for withdrawal," but it will not be less than zero.

     (d) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

          The PBG will be reset to the lesser of:

          (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

          (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

A X B     where:
---
  C


          A = the amount of the withdrawal minus the RALP

          B = the PBG minus the RALP on the date of (but prior to) the withdrawal

          C = the contract value on the date of (but prior to) the withdrawal minus the RALP


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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  193

The BB will be reduced by an amount as calculated below:

D X E     where:
---
  F


          D = the amount of the withdrawal minus the RALP

          E = the BB on the date of (but prior to) the withdrawal

          F = the contract value on the date of (but prior to) the withdrawal minus the RALP.

          ADJUSTMENT FOR WITHDRAWAL DEFINITION: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the "adjustment for withdrawal." The "adjustment for withdrawal" is calculated as follows:

G X H     where:
---
  I


          G = the amount the contract value is reduced by the withdrawal

          H = the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal

          I = the contract value on the date of (but prior to) the withdrawal.

RIDER ANNIVERSARY PROCESSING: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

- On the rider anniversary following the waiting period: If a withdrawal was taken during the waiting period and you did not decline any annual rider fee increase as described in the rider charges provision, the BB, WAB and PBG are reset to the contract value. If a withdrawal was taken during the waiting period and you declined any annual rider fee increase, the BB and PBG are reset to the lesser of (1) the BB or PBG (as applicable) at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value. The WAB will be reset to the BB.

- The WAB on rider anniversaries: Unless you decline any annual rider fee increase or take a withdrawal during the waiting period, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If a withdrawal was taken during the waiting period, the WAB will be increased to the contract value, if the contract value is greater, starting on the rider anniversary following the waiting period.

RIDER CREDITS: If you did not take any withdrawals and you did not decline any annual rider fee increase, a rider credit may be available for the first ten rider anniversaries. On the first rider anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent rider credit anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first rider anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit anniversaries the BB and WAB will be set to the greater of the current BB, or the BB on the prior rider anniversary increased by the rider credit and any additional purchase payments since the prior rider anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10(th) rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.

ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you take any withdrawals during the waiting period, the annual step-up will not be available until the 3(rd) rider anniversary. If you decline any annual rider fee increase, future annual step-ups will no longer be available.

The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS
REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of

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 194  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS
your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

- The withdrawal is after the waiting period;

- The annual lifetime payment is available;

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. A withdrawal during the waiting period will reset the benefit base, the withdrawal adjustment base and the principal back guarantee to the contract value at the end of the waiting period. After the waiting period, a withdrawal taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
Stages -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up. The WAB will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR SURRENDER: Minimum account values following a surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

In either case above:

  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

  - We will no longer accept additional purchase payments.

  - No more charges will be collected for the rider.

  - The current ALP is fixed for as long as payments are made.

  - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

  - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.


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                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  195

AT DEATH:
SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

- elect to take the death benefit under the terms of the contract, or

- elect to take the principal back guarantee available under this rider, or

- continue the contract and the SecureSource Stages rider under the spousal continuation option.

For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

- If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.

- If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band shown on the contract data page will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.

In either of the above cases:

- After the date of death, there will be no additional rider credits or annual step-ups.

- The lifetime payment percentage used will be set as of the date of death.

- The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

If the PBG equals zero, the benefit terminates. No further payments are made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

ASSIGNMENT: If allowed by state law, an assignment is subject to our approval.

ANNUITY PROVISIONS: You can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION
The SecureSource Stages rider cannot be terminated either by you or us except as follows:

- SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

- SINGLE LIFE: after the death benefit is payable, the rider will terminate.

- SINGLE LIFE: spousal continuation will terminate the rider.

- JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

- On the annuitization start date, the rider will terminate.


--------------------------------------------------------------------------------
 196  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

  - You may terminate the rider if your annual rider fee would increase more than 0.25 percentage points (See "Charges -- SecureSource Stages rider fee")

- When the contract value is reduced to zero and either the withdrawal taken when the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

- Termination of the contract for any reason will terminate the rider.

For an example, see Appendix D.


--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  197

APPENDIX P: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                              2011     2010     2009     2008     2007     2006     2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (09/22/1999)
Accumulation unit value at beginning of
  period                                         $0.79    $0.68    $0.45    $0.86    $0.73    $0.68   $0.67   $0.65   $0.46   $0.79
Accumulation unit value at end of period         $0.60    $0.79    $0.68    $0.45    $0.86    $0.73   $0.68   $0.67   $0.65   $0.46
Number of accumulation units outstanding at
  end of period (000 omitted)                      350      428      503      570      717      914   1,202   1,283   1,451   1,387
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of
  period                                         $1.29    $1.16    $0.98    $1.68    $1.62    $1.41   $1.36   $1.24   $0.95   $1.00
Accumulation unit value at end of period         $1.35    $1.29    $1.16    $0.98    $1.68    $1.62   $1.41   $1.36   $1.24   $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                      118      138      208      358      387      427     407     363     215       2
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of
  period                                         $1.20    $1.17    $0.88    $1.91    $1.83    $1.38   $1.20   $1.00      --      --
Accumulation unit value at end of period         $0.95    $1.20    $1.17    $0.88    $1.91    $1.83   $1.38   $1.20      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,925    1,887    4,304    5,706    3,754    3,031   2,056     303      --      --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of
  period                                         $1.25    $1.20    $1.11    $1.14    $1.06    $1.06   $1.05   $1.00      --      --
Accumulation unit value at end of period         $1.37    $1.25    $1.20    $1.11    $1.14    $1.06   $1.06   $1.05      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,741    2,182    2,188    2,112    3,349    3,584   3,417     474      --      --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of
  period                                         $1.00    $0.86    $0.67    $0.90    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.98    $1.00    $0.86    $0.67    $0.90       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       16       16       16       18       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (05/01/2006)
Accumulation unit value at beginning of
  period                                         $1.00    $0.88    $0.66    $1.15    $0.96    $1.00      --      --      --      --
Accumulation unit value at end of period         $1.00    $1.00    $0.88    $0.66    $1.15    $0.96      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       --       --       --       --       --    1,477      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of
  period                                         $1.17    $1.05    $0.89    $1.23    $1.32    $1.13   $1.09   $1.00      --      --
Accumulation unit value at end of period         $1.16    $1.17    $1.05    $0.89    $1.23    $1.32   $1.13   $1.09      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       13       13       13       13       12       13      13       5      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (02/21/1995)
Accumulation unit value at beginning of
  period                                         $1.31    $1.33    $1.35    $1.34    $1.29    $1.26   $1.24   $1.25   $1.26   $1.26
Accumulation unit value at end of period         $1.30    $1.31    $1.33    $1.35    $1.34    $1.29   $1.26   $1.24   $1.25   $1.26
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,784    4,615    4,417    4,753    3,976    3,923   6,630   7,059   5,254   8,572
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (02/21/1995)
Accumulation unit value at beginning of
  period                                         $1.94    $1.82    $1.61    $1.75    $1.68    $1.63   $1.62   $1.58   $1.53   $1.47
Accumulation unit value at end of period         $2.04    $1.94    $1.82    $1.61    $1.75    $1.68   $1.63   $1.62   $1.58   $1.53
Number of accumulation units outstanding at
  end of period (000 omitted)                    2,171    2,609    9,757   10,453   12,248    8,733   8,279   9,515   7,119   7,272
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                         $1.69    $1.46    $1.16    $1.98    $1.86    $1.58   $1.41   $1.21   $0.87   $1.09
Accumulation unit value at end of period         $1.58    $1.69    $1.46    $1.16    $1.98    $1.86   $1.58   $1.41   $1.21   $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,827    2,123    9,137    8,505    6,387    5,210   2,698   1,026     605     238
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (02/21/1995)
Accumulation unit value at beginning of
  period                                         $1.53    $1.32    $1.08    $1.89    $1.86    $1.64   $1.56   $1.50   $1.18   $1.53
Accumulation unit value at end of period         $1.58    $1.53    $1.32    $1.08    $1.89    $1.86   $1.64   $1.56   $1.50   $1.18
Number of accumulation units outstanding at
  end of period (000 omitted)                    2,533    3,074    3,447    3,843    4,871    5,898   4,590   4,708   4,663   5,116
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                         $2.57    $2.18    $1.27    $2.78    $2.04    $1.55   $1.17   $1.00      --      --
Accumulation unit value at end of period         $2.00    $2.57    $2.18    $1.27    $2.78    $2.04   $1.55   $1.17      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      490      474    1,632    2,462    1,621    1,522   1,033     198      --      --
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 198  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011     2010     2009     2008     2007     2006     2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of
  period                                         $1.17    $1.14    $1.08    $1.09    $1.03    $1.00      --      --      --      --
Accumulation unit value at end of period         $1.27    $1.17    $1.14    $1.08    $1.09    $1.03      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      239      288    8,475    4,590    5,249    4,355      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (05/01/2006)
Accumulation unit value at beginning of
  period                                         $1.24    $1.13    $0.79    $1.07    $1.07    $1.00      --      --      --      --
Accumulation unit value at end of period         $1.31    $1.24    $1.13    $0.79    $1.07    $1.07      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       24       24       24        4        4      551      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (08/26/1999)
Accumulation unit value at beginning of
  period                                         $1.64    $1.46    $0.96    $1.30    $1.30    $1.19   $1.16   $1.05   $0.85   $0.93
Accumulation unit value at end of period         $1.71    $1.64    $1.46    $0.96    $1.30    $1.30   $1.19   $1.16   $1.05   $0.85
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,146    1,400    1,627    2,018    3,017    4,475   3,380   3,074   2,699   2,403
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of
  period                                         $1.33    $1.19    $0.85    $1.06    $1.05    $1.00      --      --      --      --
Accumulation unit value at end of period         $1.39    $1.33    $1.19    $0.85    $1.06    $1.05      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      111      132    5,971    3,980    3,766      782      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (02/21/1995)
Accumulation unit value at beginning of
  period                                         $1.63    $1.45    $1.15    $1.96    $1.76    $1.44   $1.28   $1.11   $0.88   $1.09
Accumulation unit value at end of period         $1.41    $1.63    $1.45    $1.15    $1.96    $1.76   $1.44   $1.28   $1.11   $0.88
Number of accumulation units outstanding at
  end of period (000 omitted)                      467      507      570      676      832    1,048   1,332   1,736   2,080   2,254
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (05/02/2000)
Accumulation unit value at beginning of
  period                                         $0.48    $0.41    $0.31    $0.56    $0.55    $0.50   $0.47   $0.44   $0.37   $0.50
Accumulation unit value at end of period         $0.46    $0.48    $0.41    $0.31    $0.56    $0.55   $0.50   $0.47   $0.44   $0.37
Number of accumulation units outstanding at
  end of period (000 omitted)                      158      198      308    1,533    1,159      411     413     471     499     270
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (05/01/2007)
Accumulation unit value at beginning of
  period                                         $1.00    $0.84    $0.67    $1.12    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.96    $1.00    $0.84    $0.67    $1.12       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      242      272   10,019    7,564    5,188       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (05/01/2007)
Accumulation unit value at beginning of
  period                                         $0.88    $0.79    $0.58    $1.14    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.73    $0.88    $0.79    $0.58    $1.14       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       26       27       27       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (08/30/2002)
Accumulation unit value at beginning of
  period                                         $1.73    $1.39    $0.86    $1.59    $1.41    $1.44   $1.32   $1.23   $1.02   $1.00
Accumulation unit value at end of period         $1.45    $1.73    $1.39    $0.86    $1.59    $1.41   $1.44   $1.32   $1.23   $1.02
Number of accumulation units outstanding at
  end of period (000 omitted)                      906    1,009    1,184    1,418    1,722    2,222     377     159      29      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of
  period                                         $0.91    $0.75    $0.54    $1.00    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.82    $0.91    $0.75    $0.54    $1.00       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       --       --       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of
  period                                         $1.49    $1.31    $1.06    $1.71    $1.65    $1.45   $1.41   $1.29   $1.00      --
Accumulation unit value at end of period         $1.49    $1.49    $1.31    $1.06    $1.71    $1.65   $1.45   $1.41   $1.29      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       94       96      106      116      193      219     241     223     175      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (03/03/2000)
Accumulation unit value at beginning of
  period                                         $1.25    $1.23    $1.18    $1.23    $1.18    $1.15   $1.15   $1.16   $1.16   $1.11
Accumulation unit value at end of period         $1.25    $1.25    $1.23    $1.18    $1.23    $1.18   $1.15   $1.15   $1.16   $1.16
Number of accumulation units outstanding at
  end of period (000 omitted)                      803      893    2,339    2,088    2,176    2,281   2,359   2,330   1,256     248
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (CLASS 2) (05/01/2006)
Accumulation unit value at beginning of
  period                                         $1.08    $0.87    $0.70    $0.99    $1.03    $1.00      --      --      --      --
Accumulation unit value at end of period         $1.00    $1.08    $0.87    $0.70    $0.99    $1.03      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      132      144    7,188    5,290    4,395       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of
  period                                         $0.98    $0.85    $0.72    $1.10    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.84    $0.98    $0.85    $0.72    $1.10       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       21       23       41       24        7       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                         $1.40    $1.09    $0.71    $1.22    $1.08    $1.05   $1.03   $1.00      --      --
Accumulation unit value at end of period         $1.27    $1.40    $1.09    $0.71    $1.22    $1.08   $1.05   $1.03      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      259      304      387      477      517    1,235     542      80      --      --
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  199

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011     2010     2009     2008     2007     2006     2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                         $1.21    $1.06    $0.88    $1.27    $1.21    $1.06   $1.03   $1.00      --      --
Accumulation unit value at end of period         $1.30    $1.21    $1.06    $0.88    $1.27    $1.21   $1.06   $1.03      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       30       32       58       58       58       58      58      33      --      --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                         $0.83    $0.76    $0.62    $1.09    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.69    $0.83    $0.76    $0.62    $1.09       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       --       --       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of
  period                                         $0.89    $0.87    $0.67    $1.09    $1.06    $1.00      --      --      --      --
Accumulation unit value at end of period         $0.71    $0.89    $0.87    $0.67    $1.09    $1.06      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       --       --       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of
  period                                         $1.08    $1.01    $0.71    $0.98    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $1.09    $1.08    $1.01    $0.71    $0.98       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      135      156    4,120    3,241    2,619       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (08/30/2002)
Accumulation unit value at beginning of
  period                                         $1.77    $1.54    $1.15    $2.03    $1.76    $1.60   $1.39   $1.23   $0.97   $1.00
Accumulation unit value at end of period         $1.70    $1.77    $1.54    $1.15    $2.03    $1.76   $1.60   $1.39   $1.23   $0.97
Number of accumulation units outstanding at
  end of period (000 omitted)                    2,842    3,363    5,125    8,294    9,083   10,127   5,827   3,099   1,289       8
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of
  period                                         $1.22    $1.15    $1.01    $1.07    $1.04    $1.00      --      --      --      --
Accumulation unit value at end of period         $1.29    $1.22    $1.15    $1.01    $1.07    $1.04      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      216      257    5,166    4,823    4,731      150      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                         $2.41    $1.90    $1.38    $2.32    $2.04    $1.84   $1.58   $1.29   $0.94   $1.06
Accumulation unit value at end of period         $2.12    $2.41    $1.90    $1.38    $2.32    $2.04   $1.84   $1.58   $1.29   $0.94
Number of accumulation units outstanding at
  end of period (000 omitted)                      812    1,103    2,608    3,630    3,308    3,045   2,336   1,901   1,151     250
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of
  period                                         $1.96    $1.77    $1.42    $2.57    $2.22    $1.91   $1.63   $1.46   $1.00      --
Accumulation unit value at end of period         $1.60    $1.96    $1.77    $1.42    $2.57    $2.22   $1.91   $1.63   $1.46      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      600      625      855      968      947    1,091     906     193       1      --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/22/1999)
Accumulation unit value at beginning of
  period                                         $1.93    $1.62    $1.38    $2.43    $3.11    $2.61   $2.34   $1.80   $1.34   $1.33
Accumulation unit value at end of period         $1.80    $1.93    $1.62    $1.38    $2.43    $3.11   $2.61   $2.34   $1.80   $1.34
Number of accumulation units outstanding at
  end of period (000 omitted)                      253      310      433      475      605      706     734     760     676     542
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                         $1.74    $1.56    $1.17    $1.69    $1.65    $1.41   $1.41   $1.26   $0.97   $0.99
Accumulation unit value at end of period         $1.75    $1.74    $1.56    $1.17    $1.69    $1.65   $1.41   $1.41   $1.26   $0.97
Number of accumulation units outstanding at
  end of period (000 omitted)                      520      611      767      778    1,317    1,595   1,286   1,054     597     224
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of
  period                                         $1.87    $1.66    $1.42    $1.35    $1.24    $1.11   $1.16   $1.00      --      --
Accumulation unit value at end of period         $1.83    $1.87    $1.66    $1.42    $1.35    $1.24   $1.11   $1.16      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      705      821    4,488    4,555    5,432    3,551   1,290     196      --      --
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of
  period                                         $0.87    $0.82    $0.63    $1.11    $1.10    $1.00      --      --      --      --
Accumulation unit value at end of period         $0.80    $0.87    $0.82    $0.63    $1.11    $1.10      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       48       51       52       59       18        6      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (10/04/1999)
Accumulation unit value at beginning of
  period                                         $2.69    $2.18    $1.66    $2.68    $2.63    $2.30   $2.06   $1.66   $1.31   $1.40
Accumulation unit value at end of period         $2.48    $2.69    $2.18    $1.66    $2.68    $2.63   $2.30   $2.06   $1.66   $1.31
Number of accumulation units outstanding at
  end of period (000 omitted)                      677      832    1,840    2,222    2,403    2,113   1,230     591     432     423
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/22/1999)
Accumulation unit value at beginning of
  period                                         $0.91    $0.82    $0.68    $1.10    $1.13    $1.02   $0.97   $0.85   $0.67   $0.87
Accumulation unit value at end of period         $0.93    $0.91    $0.82    $0.68    $1.10    $1.13   $1.02   $0.97   $0.85   $0.67
Number of accumulation units outstanding at
  end of period (000 omitted)                      244      348      522      746    1,109    1,487   1,581   1,430   1,449   1,109
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 200  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011     2010     2009     2008     2007     2006     2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (03/01/2002)
Accumulation unit value at beginning of
  period                                         $1.00    $0.88    $0.74    $1.30    $1.18    $1.13   $1.06   $1.01   $0.79   $1.00
Accumulation unit value at end of period         $0.90    $1.00    $0.88    $0.74    $1.30    $1.18   $1.13   $1.06   $1.01   $0.79
Number of accumulation units outstanding at
  end of period (000 omitted)                      108      113      584      602      874    1,950     234     212      71      --
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I. Capital Growth
Fund, Series II Shares on April 27, 2012. In addition, Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (08/30/2002)
Accumulation unit value at beginning of
  period                                         $1.64    $1.40    $1.00    $1.92    $1.76    $1.54   $1.43   $1.25   $0.94   $1.00
Accumulation unit value at end of period         $1.50    $1.64    $1.40    $1.00    $1.92    $1.76   $1.54   $1.43   $1.25   $0.94
Number of accumulation units outstanding at
  end of period (000 omitted)                       44       49       68       87       98      101     108     109      86      --
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I. Mid Cap Growth
Fund, Series II Shares on April 27, 2012.
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                         $0.94    $0.91    $0.72    $1.03    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.96    $0.94    $0.91    $0.72    $1.03       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       --       --       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                         $0.90    $0.81    $0.61    $1.04    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.83    $0.90    $0.81    $0.61    $1.04       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      186      197    8,059    3,477    2,234       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of
  period                                         $1.51    $1.33    $1.05    $1.66    $1.72    $1.50   $1.46   $1.26   $0.98   $1.00
Accumulation unit value at end of period         $1.46    $1.51    $1.33    $1.05    $1.66    $1.72   $1.50   $1.46   $1.26   $0.98
Number of accumulation units outstanding at
  end of period (000 omitted)                    2,208    2,626    5,001    6,104    5,949    6,248   3,864   1,094     458      --
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/02/2000)
Accumulation unit value at beginning of
  period                                         $0.66    $0.59    $0.44    $0.74    $0.65    $0.60   $0.58   $0.57   $0.44   $0.61
Accumulation unit value at end of period         $0.62    $0.66    $0.59    $0.44    $0.74    $0.65   $0.60   $0.58   $0.57   $0.44
Number of accumulation units outstanding at
  end of period (000 omitted)                      869      962   12,886   12,008    9,966    1,523   1,775   1,862   2,188   2,583
-----------------------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (05/01/2007)
Accumulation unit value at beginning of
  period                                         $1.05    $0.85    $0.60    $1.03    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $1.05    $1.05    $0.85    $0.60    $1.03       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                        5       10       15       10       10       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                         $1.27    $1.18    $1.02    $1.33    $1.29    $1.17   $1.16   $1.06   $0.93   $1.00
Accumulation unit value at end of period         $1.28    $1.27    $1.18    $1.02    $1.33    $1.29   $1.17   $1.16   $1.06   $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                      881    1,125    1,365    2,120    3,307    3,207   3,304   3,221   1,510      11
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                         $2.45    $2.19    $1.67    $2.72    $2.16    $1.67   $1.46   $1.14   $0.85   $1.00
Accumulation unit value at end of period         $2.57    $2.45    $2.19    $1.67    $2.72    $2.16   $1.67   $1.46   $1.14   $0.85
Number of accumulation units outstanding at
  end of period (000 omitted)                       74       96      100      106      163      161     159      55      38       6
-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                         $0.78    $0.65    $0.47    $0.85    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.69    $0.78    $0.65    $0.47    $0.85       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       28       30    1,824    2,687    1,243       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                         $1.19    $0.91    $0.59    $1.12    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $1.09    $1.19    $0.91    $0.59    $1.12       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       --       --       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of
  period                                         $1.32    $1.23    $0.86    $1.61    $1.44    $1.35   $1.31   $1.25   $0.97   $1.00
Accumulation unit value at end of period         $1.29    $1.32    $1.23    $0.86    $1.61    $1.44   $1.35   $1.31   $1.25   $0.97
Number of accumulation units outstanding at
  end of period (000 omitted)                       56       78       93      180      289      319     300     302     167      --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                         $1.60    $1.40    $1.02    $1.74    $1.66    $1.43   $1.28   $1.09   $0.77   $1.00
Accumulation unit value at end of period         $1.45    $1.60    $1.40    $1.02    $1.74    $1.66   $1.43   $1.28   $1.09   $0.77
Number of accumulation units outstanding at
  end of period (000 omitted)                      296      371      429      566      864      940     833     690     347      12
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                         $1.64    $1.45    $1.24    $1.47    $1.36    $1.29   $1.27   $1.19   $1.03   $1.00
Accumulation unit value at end of period         $1.63    $1.64    $1.45    $1.24    $1.47    $1.36   $1.29   $1.27   $1.19   $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                    2,158    2,738    9,304    8,701    9,868    6,464   4,642   2,922   1,544      10
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  201

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011     2010     2009     2008     2007     2006     2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of
  period                                         $1.90    $1.56    $1.16    $1.89    $1.95    $1.72   $1.59   $1.35   $0.95   $1.00
Accumulation unit value at end of period         $1.82    $1.90    $1.56    $1.16    $1.89    $1.95   $1.72   $1.59   $1.35   $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                       91      140      191      210      307      330     355     322     247       4
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of
  period                                         $1.14    $1.03    $0.86    $1.03    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $1.15    $1.14    $1.03    $0.86    $1.03       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      145      167    4,498    6,698    6,219       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                         $1.18    $1.16    $0.94    $1.14    $1.17    $1.15   $1.03   $0.98   $0.84   $1.00
Accumulation unit value at end of period         $1.15    $1.18    $1.16    $0.94    $1.14    $1.17   $1.15   $1.03   $0.98   $0.84
Number of accumulation units outstanding at
  end of period (000 omitted)                       71       94      120      136      185      196     167     147      87      12
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                         $1.20    $0.97    $0.74    $1.25    $1.45    $1.25   $1.19   $1.00      --      --
Accumulation unit value at end of period         $1.13    $1.20    $0.97    $0.74    $1.25    $1.45   $1.25   $1.19      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       14       13       14       14       54      946      27       4      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.12    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.07    $1.12       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      125       --       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.12    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.07    $1.12       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    9,333    9,511       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.04    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.06    $1.04       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,227      125       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.04    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.06    $1.04       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    8,368    9,048       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of
  period                                         $0.85    $0.78    $0.60    $0.99    $1.00       --      --      --      --      --
Accumulation unit value at end of period         $0.81    $0.85    $0.78    $0.60    $0.99       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      218      243   10,555    6,225    4,468       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                         $1.32    $1.09    $0.81    $1.30    $1.25    $1.09   $1.10   $1.00      --      --
Accumulation unit value at end of period         $1.21    $1.32    $1.09    $0.81    $1.30    $1.25   $1.09   $1.10      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       --       --       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.09    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.08    $1.09       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,658    1,229       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.09    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.08    $1.09       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                   59,483   64,190       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.11    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.08    $1.11       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      650      227       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.11    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.08    $1.11       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                   32,058   35,114       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.07    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.07    $1.07       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,084      860       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 202  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2011     2010     2009     2008     2007     2006     2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                         $1.07    $1.00       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.07    $1.07       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    9,729   10,627       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2002)
Accumulation unit value at beginning of
  period                                         $1.64    $1.34    $0.99    $1.47    $1.57    $1.33   $1.27   $1.07   $0.79   $1.00
Accumulation unit value at end of period         $1.55    $1.64    $1.34    $0.99    $1.47    $1.57   $1.33   $1.27   $1.07   $0.79
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,139    1,364    1,800    2,045    2,297    2,129   2,323     692     192      35
-----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (09/22/1999)
Accumulation unit value at beginning of
  period                                         $2.43    $1.97    $1.33    $2.49    $2.17    $1.60   $1.34   $1.04   $0.71   $0.83
Accumulation unit value at end of period         $2.04    $2.43    $1.97    $1.33    $2.49    $2.17   $1.60   $1.34   $1.04   $0.71
Number of accumulation units outstanding at
  end of period (000 omitted)                      199      215    1,491    2,249    1,387      742     484     439   2,509     479
-----------------------------------------------------------------------------------------------------------------------------------
WANGER USA (09/22/1999)
Accumulation unit value at beginning of
  period                                         $1.91    $1.57    $1.12    $1.88    $1.81    $1.70   $1.55   $1.33   $0.94   $1.15
Accumulation unit value at end of period         $1.81    $1.91    $1.57    $1.12    $1.88    $1.81   $1.70   $1.55   $1.33   $0.94
Number of accumulation units outstanding at
  end of period (000 omitted)                      659      787    2,050    2,146    1,967    1,384   1,171     455     382     351
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                         $1.09    $0.98    $0.86    $1.23    $1.15    $1.04   $1.01   $0.94   $0.78   $0.90
Accumulation unit value at end of period         $1.14    $1.09    $0.98    $0.86    $1.23    $1.15   $1.04   $1.01   $0.94   $0.78
Number of accumulation units outstanding at
  end of period (000 omitted)                      648      844      989    1,141    1,532    1,765   1,736   1,457   1,313   1,043
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                         $1.66    $1.44    $1.27    $2.20    $1.95    $1.61   $1.41   $1.20   $0.93   $1.00
Accumulation unit value at end of period         $1.43    $1.66    $1.44    $1.27    $2.20    $1.95   $1.61   $1.41   $1.20   $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                      277      324      434      491      679      717     623     663     493      12
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                         $1.14    $1.01    $0.88    $1.41    $1.39    $1.19   $1.14   $1.04   $0.84   $1.05
Accumulation unit value at end of period         $1.10    $1.14    $1.01    $0.88    $1.41    $1.39   $1.19   $1.14   $1.04   $0.84
Number of accumulation units outstanding at
  end of period (000 omitted)                      995    1,173    1,566    1,247    1,750    1,970   2,186   1,526   1,128     922
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                         $1.96    $1.66    $1.17    $1.64    $1.49    $1.43   $1.40   $1.33   $0.96   $1.00
Accumulation unit value at end of period         $1.82    $1.96    $1.66    $1.17    $1.64    $1.49   $1.43   $1.40   $1.33   $0.96
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,779    2,121      276      333      464      531     573     580     441      13
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (08/26/2011)
Accumulation unit value at beginning of
  period                                         $1.00       --       --       --       --       --      --      --      --      --
Accumulation unit value at end of period         $1.05       --       --       --       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      501       --       --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                         $0.62    $0.49    $0.33    $0.57    $0.50    $0.42   $0.40   $0.35   $0.25   $0.42
Accumulation unit value at end of period         $0.58    $0.62    $0.49    $0.33    $0.57    $0.50   $0.42   $0.40   $0.35   $0.25
Number of accumulation units outstanding at
  end of period (000 omitted)                      627      785      586      966      992    1,281   1,363   1,351   1,424   1,243
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                         $1.67    $1.58    $1.43    $1.42    $1.35    $1.32   $1.31   $1.28   $1.19   $1.12
Accumulation unit value at end of period         $1.78    $1.67    $1.58    $1.43    $1.42    $1.35   $1.32   $1.31   $1.28   $1.19
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,785    2,234    2,406    2,685    3,965    5,543   2,193     622     225     167
-----------------------------------------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                2011     2010     2009     2008     2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $1.03    $0.89    $0.59    $1.15   $1.00      --      --      --
Accumulation unit value at end of period                           $0.77    $1.03    $0.89    $0.59   $1.15      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $0.98    $0.89    $0.75    $1.30   $1.26   $1.10   $1.08   $1.00
Accumulation unit value at end of period                           $1.02    $0.98    $0.89    $0.75   $1.30   $1.26   $1.10   $1.08
Number of accumulation units outstanding at
  end of period (000 omitted)                                          1        1        1        1       1       1       2      19
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.14    $1.12    $0.85    $1.86   $1.80   $1.36   $1.19   $1.00
Accumulation unit value at end of period                           $0.90    $1.14    $1.12    $0.85   $1.86   $1.80   $1.36   $1.19
Number of accumulation units outstanding at
  end of period (000 omitted)                                      1,095    1,143    2,948    3,883   2,568   1,868   1,180     367
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  203

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2011     2010     2009     2008     2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.98    $0.84    $0.66    $0.89   $1.00      --      --      --
Accumulation unit value at end of period                           $0.95    $0.98    $0.84    $0.66   $0.89      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                          7        7        7        6      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.01    $0.89    $0.68    $1.18   $1.00   $1.06   $1.06   $1.00
Accumulation unit value at end of period                           $1.00    $1.01    $0.89    $0.68   $1.18   $1.00   $1.06   $1.06
Number of accumulation units outstanding at
  end of period (000 omitted)                                        671      830      972    1,039   1,098   3,076   1,002     303
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.12    $1.01    $0.86    $1.20   $1.29   $1.12   $1.09   $1.00
Accumulation unit value at end of period                           $1.10    $1.12    $1.01    $0.86   $1.20   $1.29   $1.12   $1.09
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.01    $1.03    $1.05    $1.05   $1.02   $1.00   $0.99   $1.00
Accumulation unit value at end of period                           $0.99    $1.01    $1.03    $1.05   $1.05   $1.02   $1.00   $0.99
Number of accumulation units outstanding at
  end of period (000 omitted)                                      1,125    1,266    2,602      959     883     744     237       4
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.18    $1.11    $1.00    $1.08   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                           $1.24    $1.18    $1.11    $1.00   $1.08   $1.05   $1.03   $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                                        419      533    7,805    7,577   7,791   5,167      31      20
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.32    $1.16    $0.93    $1.59   $1.50   $1.28   $1.15   $1.00
Accumulation unit value at end of period                           $1.23    $1.32    $1.16    $0.93   $1.59   $1.50   $1.28   $1.15
Number of accumulation units outstanding at
  end of period (000 omitted)                                      1,184    1,424    6,746    6,318   4,403   3,648   1,145      12
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $0.98    $0.85    $0.70    $1.24   $1.23   $1.09   $1.05   $1.00
Accumulation unit value at end of period                           $1.01    $0.98    $0.85    $0.70   $1.24   $1.23   $1.09   $1.05
Number of accumulation units outstanding at
  end of period (000 omitted)                                      1,000    1,375    1,651    1,706   1,699   1,950   2,164   1,042
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $2.45    $2.09    $1.23    $2.71   $2.00   $1.53   $1.17   $1.00
Accumulation unit value at end of period                           $1.90    $2.45    $2.09    $1.23   $2.71   $2.00   $1.53   $1.17
Number of accumulation units outstanding at
  end of period (000 omitted)                                        389      416    1,345    1,926   1,273   1,208     706     264
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of
  period                                                           $1.13    $1.11    $1.06    $1.08   $1.02   $1.00      --      --
Accumulation unit value at end of period                           $1.22    $1.13    $1.11    $1.06   $1.08   $1.02      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        286      378    5,689    3,061   3,486   3,284      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (04/28/2006)
Accumulation unit value at beginning of
  period                                                           $1.20    $1.10    $0.78    $1.06   $1.06   $1.00      --      --
Accumulation unit value at end of period                           $1.26    $1.20    $1.10    $0.78   $1.06   $1.06      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        386      501      564      677     840   1,798      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.47    $1.31    $0.87    $1.19   $1.19   $1.10   $1.08   $1.00
Accumulation unit value at end of period                           $1.52    $1.47    $1.31    $0.87   $1.19   $1.19   $1.10   $1.08
Number of accumulation units outstanding at
  end of period (000 omitted)                                        267      385      579      748     899   1,062     683     196
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (06/01/2004)
Accumulation unit value at beginning of
  period                                                           $1.44    $1.30    $0.93    $1.18   $1.17   $1.11   $1.09   $1.00
Accumulation unit value at end of period                           $1.50    $1.44    $1.30    $0.93   $1.18   $1.17   $1.11   $1.09
Number of accumulation units outstanding at
  end of period (000 omitted)                                        119      184    3,633    2,386   2,246   1,168      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.38    $1.24    $0.99    $1.70   $1.54   $1.27   $1.14   $1.00
Accumulation unit value at end of period                           $1.19    $1.38    $1.24    $0.99   $1.70   $1.54   $1.27   $1.14
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.05    $0.91    $0.68    $1.25   $1.24   $1.14   $1.07   $1.00
Accumulation unit value at end of period                           $0.99    $1.05    $0.91    $0.68   $1.25   $1.24   $1.14   $1.07
Number of accumulation units outstanding at
  end of period (000 omitted)                                         48       52      118      316     203      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.98    $0.82    $0.66    $1.12   $1.00      --      --      --
Accumulation unit value at end of period                           $0.93    $0.98    $0.82    $0.66   $1.12      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        187      231    6,690    4,924   3,253      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 204  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2011     2010     2009     2008     2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.86    $0.77    $0.57    $1.13   $1.00      --      --      --
Accumulation unit value at end of period                           $0.70    $0.86    $0.77    $0.57   $1.13      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         16       16       16       13      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.88    $0.74    $0.53    $0.99   $1.00      --      --      --
Accumulation unit value at end of period                           $0.79    $0.88    $0.74    $0.53   $0.99      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                          8        8        8        7      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.10    $0.98    $0.79    $1.28   $1.25   $1.11   $1.08   $1.00
Accumulation unit value at end of period                           $1.09    $1.10    $0.98    $0.79   $1.28   $1.25   $1.11   $1.08
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       22      30      63       7      --
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.03    $1.02    $0.99    $1.04   $1.01   $0.99   $0.99   $1.00
Accumulation unit value at end of period                           $1.02    $1.03    $1.02    $0.99   $1.04   $1.01   $0.99   $0.99
Number of accumulation units outstanding at
  end of period (000 omitted)                                        317      475    1,632      928     951     794     390      75
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (CLASS 2) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.43    $1.15    $0.94    $1.34   $1.41   $1.20   $1.16   $1.00
Accumulation unit value at end of period                           $1.31    $1.43    $1.15    $0.94   $1.34   $1.41   $1.20   $1.16
Number of accumulation units outstanding at
  end of period (000 omitted)                                        122      136    3,544    2,710   2,205       4      --      --
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.95    $0.83    $0.71    $1.10   $1.00      --      --      --
Accumulation unit value at end of period                           $0.81    $0.95    $0.83    $0.71   $1.10      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         10       11       11        7       5      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.81    $0.75    $0.61    $1.09   $1.00      --      --      --
Accumulation unit value at end of period                           $0.67    $0.81    $0.75    $0.61   $1.09      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.21    $1.19    $0.93    $1.52   $1.49   $1.24   $1.14   $1.00
Accumulation unit value at end of period                           $0.96    $1.21    $1.19    $0.93   $1.52   $1.49   $1.24   $1.14
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $1.06    $0.99    $0.70    $0.98   $1.00      --      --      --
Accumulation unit value at end of period                           $1.06    $1.06    $0.99    $0.70   $0.98      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         72      100    2,636    2,023   1,799      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.35    $1.18    $0.89    $1.58   $1.38   $1.26   $1.10   $1.00
Accumulation unit value at end of period                           $1.28    $1.35    $1.18    $0.89   $1.58   $1.38   $1.26   $1.10
Number of accumulation units outstanding at
  end of period (000 omitted)                                      1,778    2,267    3,812    6,343   6,113   6,881   2,677     818
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.20    $1.14    $1.01    $1.07   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                           $1.26    $1.20    $1.14    $1.01   $1.07   $1.05   $1.03   $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                                        917    1,193    4,611    4,369   5,217   2,104   1,449     257
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.77    $1.41    $1.03    $1.74   $1.54   $1.40   $1.21   $1.00
Accumulation unit value at end of period                           $1.55    $1.77    $1.41    $1.03   $1.74   $1.54   $1.40   $1.21
Number of accumulation units outstanding at
  end of period (000 omitted)                                        202      254    1,551    2,267   1,493   1,028     275      36
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.26    $1.14    $0.93    $1.69   $1.47   $1.28   $1.10   $1.00
Accumulation unit value at end of period                           $1.02    $1.26    $1.14    $0.93   $1.69   $1.47   $1.28   $1.10
Number of accumulation units outstanding at
  end of period (000 omitted)                                        401      441      570      644     620     854     742     388
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.32    $1.20    $0.90    $1.31   $1.29   $1.11   $1.12   $1.00
Accumulation unit value at end of period                           $1.32    $1.32    $1.20    $0.90   $1.31   $1.29   $1.11   $1.12
Number of accumulation units outstanding at
  end of period (000 omitted)                                        151      155      211      288     291     261      59      12
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.78    $1.59    $1.37    $1.32   $1.21   $1.10   $1.16   $1.00
Accumulation unit value at end of period                           $1.73    $1.78    $1.59    $1.37   $1.32   $1.21   $1.10   $1.16
Number of accumulation units outstanding at
  end of period (000 omitted)                                        632      805    3,313    3,291   4,169   3,093   1,162     295
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  205

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2011     2010     2009     2008     2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.09    $1.03    $0.80    $1.42   $1.42   $1.19   $1.12   $1.00
Accumulation unit value at end of period                           $0.99    $1.09    $1.03    $0.80   $1.42   $1.42   $1.19   $1.12
Number of accumulation units outstanding at
  end of period (000 omitted)                                        109      134      135      138     120      44       7      --
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.49    $1.22    $0.93    $1.51   $1.50   $1.32   $1.19   $1.00
Accumulation unit value at end of period                           $1.37    $1.49    $1.22    $0.93   $1.51   $1.50   $1.32   $1.19
Number of accumulation units outstanding at
  end of period (000 omitted)                                        553      671    1,899    2,327   2,412   2,053     924     317
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.76    $0.68    $0.58    $0.93   $1.00      --      --      --
Accumulation unit value at end of period                           $0.77    $0.76    $0.68    $0.58   $0.93      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $0.96    $0.85    $0.72    $1.28   $1.17   $1.13   $1.06   $1.00
Accumulation unit value at end of period                           $0.86    $0.96    $0.85    $0.72   $1.28   $1.17   $1.13   $1.06
Number of accumulation units outstanding at
  end of period (000 omitted)                                         27       34      139      146     127     126      --      --
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I. Capital Growth
Fund, Series II Shares on April 27, 2012. In addition, Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.21    $1.04    $0.75    $1.45   $1.34   $1.18   $1.10   $1.00
Accumulation unit value at end of period                           $1.10    $1.21    $1.04    $0.75   $1.45   $1.34   $1.18   $1.10
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I. Mid Cap Growth
Fund, Series II Shares on April 27, 2012.
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.92    $0.89    $0.72    $1.03   $1.00      --      --      --
Accumulation unit value at end of period                           $0.93    $0.92    $0.89    $0.72   $1.03      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.88    $0.80    $0.60    $1.04   $1.00      --      --      --
Accumulation unit value at end of period                           $0.80    $0.88    $0.80    $0.60   $1.04      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        153      179    5,423    2,489   1,537      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.12    $0.99    $0.78    $1.25   $1.31   $1.15   $1.13   $1.00
Accumulation unit value at end of period                           $1.07    $1.12    $0.99    $0.78   $1.25   $1.31   $1.15   $1.13
Number of accumulation units outstanding at
  end of period (000 omitted)                                      2,197    2,697    4,887    5,937   5,631   5,950   3,199     890
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.92    $0.82    $0.62    $1.05   $1.00      --      --      --
Accumulation unit value at end of period                           $0.85    $0.92    $0.82    $0.62   $1.05      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        162      193    5,730    5,119   3,863      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $1.02    $0.83    $0.60    $1.03   $1.00      --      --      --
Accumulation unit value at end of period                           $1.01    $1.02    $0.83    $0.60   $1.03      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.14    $1.06    $0.92    $1.21   $1.19   $1.09   $1.09   $1.00
Accumulation unit value at end of period                           $1.14    $1.14    $1.06    $0.92   $1.21   $1.19   $1.09   $1.09
Number of accumulation units outstanding at
  end of period (000 omitted)                                         12       12       31       30      30      30      33      41
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.99    $1.79    $1.38    $2.26   $1.81   $1.41   $1.24   $1.00
Accumulation unit value at end of period                           $2.08    $1.99    $1.79    $1.38   $2.26   $1.81   $1.41   $1.24
Number of accumulation units outstanding at
  end of period (000 omitted)                                         48       50      107       80      63      29      --      --
-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.76    $0.64    $0.46    $0.84   $1.00      --      --      --
Accumulation unit value at end of period                           $0.67    $0.76    $0.64    $0.46   $0.84      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         42       45    1,250    1,786     771      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $1.16    $0.90    $0.58    $1.12   $1.00      --      --      --
Accumulation unit value at end of period                           $1.06    $1.16    $0.90    $0.58   $1.12      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         57       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 206  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2011     2010     2009     2008     2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.02    $0.96    $0.68    $1.28   $1.14   $1.09   $1.06   $1.00
Accumulation unit value at end of period                           $0.99    $1.02    $0.96    $0.68   $1.28   $1.14   $1.09   $1.06
Number of accumulation units outstanding at
  end of period (000 omitted)                                        791      988    1,061    1,218   1,209   1,390   1,125     320
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.38    $1.22    $0.90    $1.53   $1.47   $1.28   $1.15   $1.00
Accumulation unit value at end of period                           $1.24    $1.38    $1.22    $0.90   $1.53   $1.47   $1.28   $1.15
Number of accumulation units outstanding at
  end of period (000 omitted)                                         14       14       24       22      22      22      14      --
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.32    $1.17    $1.01    $1.21   $1.12   $1.07   $1.07   $1.00
Accumulation unit value at end of period                           $1.30    $1.32    $1.17    $1.01   $1.21   $1.12   $1.07   $1.07
Number of accumulation units outstanding at
  end of period (000 omitted)                                      1,033    1,290    6,485    5,630   6,179   3,663   1,908     552
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.33    $1.10    $0.82    $1.35   $1.40   $1.25   $1.16   $1.00
Accumulation unit value at end of period                           $1.27    $1.33    $1.10    $0.82   $1.35   $1.40   $1.25   $1.16
Number of accumulation units outstanding at
  end of period (000 omitted)                                         --       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $1.12    $1.01    $0.85    $1.03   $1.00      --      --      --
Accumulation unit value at end of period                           $1.11    $1.12    $1.01    $0.85   $1.03      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                         88      114    2,958    4,286   4,060      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.11    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.06    $1.11       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        194       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.11    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.06    $1.11       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                      5,125    5,722       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.04    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.05    $1.04       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        801       --       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.04    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.05    $1.04       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                      6,482    8,040       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of
  period                                                           $0.83    $0.76    $0.59    $0.99   $1.00      --      --      --
Accumulation unit value at end of period                           $0.79    $0.83    $0.76    $0.59   $0.99      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        206      243    7,096    4,344   3,056      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.26    $1.05    $0.79    $1.27   $1.22   $1.08   $1.09   $1.00
Accumulation unit value at end of period                           $1.15    $1.26    $1.05    $0.79   $1.27   $1.22   $1.08   $1.09
Number of accumulation units outstanding at
  end of period (000 omitted)                                          5        5        5        5       3       3      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.08    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.07    $1.08       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                      2,061    1,347       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.08    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.07    $1.08       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                     33,819   37,728       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.10    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.06    $1.10       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                        208      185       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.10    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.07    $1.10       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                     17,486   19,238       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  207

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2011     2010     2009     2008     2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.06    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.06    $1.06       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                      1,201      209       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of
  period                                                           $1.06    $1.00       --       --      --      --      --      --
Accumulation unit value at end of period                           $1.06    $1.06       --       --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                                      7,016    7,951       --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.42    $1.17    $0.87    $1.30   $1.40   $1.19   $1.15   $1.00
Accumulation unit value at end of period                           $1.33    $1.42    $1.17    $0.87   $1.30   $1.40   $1.19   $1.15
Number of accumulation units outstanding at
  end of period (000 omitted)                                        781      966    1,307    1,543   1,737   1,608   1,538     533
-----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $2.09    $1.71    $1.16    $2.18   $1.92   $1.43   $1.20   $1.00
Accumulation unit value at end of period                           $1.74    $2.09    $1.71    $1.16   $2.18   $1.92   $1.43   $1.20
Number of accumulation units outstanding at
  end of period (000 omitted)                                        332      360    1,418    2,018   1,224   1,154     648     213
-----------------------------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of
  period                                                           $1.36    $1.12    $0.81    $1.37   $1.32   $1.25   $1.15   $1.00
Accumulation unit value at end of period                           $1.28    $1.36    $1.12    $0.81   $1.37   $1.32   $1.25   $1.15
Number of accumulation units outstanding at
  end of period (000 omitted)                                        460      587    1,785    1,833   1,633   1,011     769     250
-----------------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
 208  RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2011...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firms..................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
                 RIVERSOURCE BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS  209

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.


45303 N (4/12)

PROSPECTUS


APRIL 30, 2012

WELLS FARGO

ADVANTAGE(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-333-3437

            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:


- Columbia Funds Variable Series Trust II

- The Dreyfus Socially Responsible Growth Fund, Inc.
- Fidelity(R) Variable Insurance Products - Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)
- Invesco Variable Insurance Funds
- MFS(R) Variable Insurance Trust(SM)
- Oppenheimer Variable Account Funds
- Putnam Variable Trust - Class IB Shares
- Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   11
FINANCIAL STATEMENTS.........................   11
THE VARIABLE ACCOUNT AND THE FUNDS...........   11
THE GUARANTEE PERIOD ACCOUNTS (GPAS).........   16
THE ONE-YEAR FIXED ACCOUNT...................   19
BUYING YOUR CONTRACT.........................   19
CHARGES......................................   21
VALUING YOUR INVESTMENT......................   25
MAKING THE MOST OF YOUR CONTRACT.............   27
WITHDRAWALS..................................   32
TSA -- SPECIAL PROVISIONS....................   33
CHANGING OWNERSHIP...........................   33
BENEFITS IN CASE OF DEATH....................   34
OPTIONAL BENEFITS............................   37
THE ANNUITY PAYOUT PERIOD....................   45
TAXES........................................   47
VOTING RIGHTS................................   51
SUBSTITUTION OF INVESTMENTS..................   51
ABOUT THE SERVICE PROVIDERS..................   52
ADDITIONAL INFORMATION.......................   53
APPENDIX: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)....................   54
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........   59





--------------------------------------------------------------------------------
 2  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order," your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).



It may have not been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

ACCOUNTS: Generally, you may allocate your purchase payments among the:

- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate and transfer to this account. There may be restrictions on the timing of transfers from this account. (See "The One-Year Fixed Account")

We no longer offer new contracts. However, you have the option of making additional purchase payments. (See "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may establish automated transfers among the accounts. We reserve the right to further limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  5

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period").

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND WILL PAY WHEN YOU MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a five-year or seven-year withdrawal charge schedule at the time of application.


           FIVE-YEAR SCHEDULE                          SEVEN-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     8

         3                     6                     3                     7

         4                     4                     4                     6

         5                     2                     5                     5

         Thereafter            0                     6                     4

                                                     7                     2

                                                     Thereafter            0


Withdrawal charge under Annuity Payout Plan E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose the length of your contract's withdrawal charge schedule and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.


                                                 VARIABLE ACCOUNT             TOTAL MORTALITY AND            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:        ADMINISTRATIVE CHARGE             EXPENSE RISK FEE            ACCOUNT EXPENSE

Standard Death Benefit                                 0.15%                          1.05%                       1.20%

Enhanced Death Benefit Rider                           0.15                           1.25                        1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE:

Standard Death Benefit                                 0.15                           1.30                        1.45

Enhanced Death Benefit Rider                           0.15                           1.50                        1.65


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $30


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



BENEFIT PROTECTOR FEE                                                             0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS FEE                                                        0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                0.70%(1),(2)


(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

(1) This fee applies only if you elect this optional feature.
(2) For applications signed prior to May 1, 2003, the following annual current rider charges apply: GMIB -- .30%.


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  7

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                                        MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense reimbursements           0.60%                1.37%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                              FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Columbia Variable Portfolio - Cash Management Fund (Class        0.33%      0.13%    0.14%           --%          0.60%(1)
3)


Columbia Variable Portfolio - Diversified Equity Income          0.57       0.13     0.13            --           0.83
Fund (Class 3)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)      0.66       0.13     0.16          0.01           0.96


Columbia Variable Portfolio - High Yield Bond Fund (Class        0.58       0.13     0.17            --           0.88(1)
3)


Columbia Variable Portfolio - Select Smaller-Cap Value Fund      0.79       0.13     0.19            --           1.11(1)
(Class 3)


Columbia Variable Portfolio - Short Duration U.S.                0.36       0.13     0.15            --           0.64
Government Fund (Class 3)


The Dreyfus Socially Responsible Growth Fund, Inc., Initial      0.75         --     0.10            --           0.85
Shares


Fidelity(R) VIP Dynamic Capital Appreciation Portfolio           0.56       0.25     0.30            --           1.11
Service Class 2


Fidelity(R) VIP High Income Portfolio Service Class 2            0.57       0.25     0.12            --           0.94


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.10            --           0.91


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.32            --           1.37
2


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.50       0.25     0.16          0.01           0.92


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.50       0.25     0.29          0.01           1.05
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86(2)


Goldman Sachs VIT Structured U.S. Equity                         0.62         --     0.08            --           0.70(3)
Fund - Institutional Shares


Invesco V.I. Core Equity Fund, Series I Shares                   0.61         --     0.28            --           0.89


Invesco Van Kampen V.I. American Franchise Fund, Series I        0.67         --     0.28            --           0.95(4)
Shares


MFS(R) Investors Trust Series - Initial Class                    0.75         --     0.07            --           0.82


MFS(R) Utilities Series - Initial Class                          0.73         --     0.08            --           0.81


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.13            --           1.01


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.58       0.25     0.13          0.07           1.03(5)


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.21            --           1.09


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.17            --           1.12


Putnam VT Multi-Cap Growth Fund - Class IB Shares                0.56       0.25     0.16            --           0.97


Variable Portfolio - Partners Small Cap Value Fund (Class        0.91       0.13     0.15          0.02           1.21(6)
3)


Wells Fargo Advantage VT Index Asset Allocation                  0.55       0.25     0.26            --           1.06(7)
Fund - Class 2




--------------------------------------------------------------------------------
 8  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                              FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Wells Fargo Advantage VT International Equity Fund - Class       0.75%      0.25%    0.22%         0.01%          1.23%(8)
2


Wells Fargo Advantage VT Intrinsic Value Fund - Class 2          0.55       0.25     0.37          0.01           1.18(8)


Wells Fargo Advantage VT Omega Growth Fund - Class 2             0.55       0.25     0.25            --           1.05(8)


Wells Fargo Advantage VT Opportunity Fund - Class 2              0.65       0.25     0.17            --           1.07(9)


Wells Fargo Advantage VT Small Cap Growth Fund - Class 2         0.75       0.25     0.20          0.01           1.21


Wells Fargo Advantage VT Total Return Bond Fund - Class 2        0.40       0.25     0.26          0.01           0.92(8)







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.585% for Columbia Variable Portfolio - Cash Management Fund (Class 3), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3) and 1.055% for Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3).


 (2) Effective June 30, 2011, the Investment Advisor agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.85%.


 (3) Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.


 (4) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. In addition, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series I shares to 0.90% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.


 (5) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees. After fee waivers, net expenses would be 0.97%.


 (6) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.035%.


 (7) The Adviser has committed through April 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.


 (8) The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 0.94% for Wells Fargo Advantage VT International Equity Fund - Class 2, 1.00% for Wells Fargo Advantage VT Intrinsic Value Fund - Class 2, 1.00% for Wells Fargo Advantage VT Omega Growth Fund - Class 2 and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund - Class 2.


 (9) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.



--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  9

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With a seven-year
withdrawal charge
schedule             $1,187      $1,883      $2,507      $4,202           $387       $1,183      $2,007      $4,202

With a five-year
withdrawal charge
schedule              1,213       1,858       2,330       4,432            413        1,258       2,130       4,432



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the Standard Death Benefit and you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

With a seven-year
withdrawal charge
schedule             $1,015      $1,359      $1,627      $2,403           $215        $659       $1,127      $2,403

With a five-year
withdrawal charge
schedule              1,040       1,337       1,457       2,667            240         737        1,257       2,667



(1) In these examples, the contract administrative charge is $30.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.


--------------------------------------------------------------------------------
 10  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates. (See "Revenue we received from the funds may create potential conflicts of interest.") These relationships may influence recommendations

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 11 your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making a withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.


--------------------------------------------------------------------------------
 12  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 3)
----------------------------------------------------------------------------------------

The Dreyfus        Seeks capital growth, with current income    The Dreyfus Corporation
Socially           as a secondary goal.
Responsible
Growth Fund,
Inc., Initial
Shares
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks capital appreciation. Normally         Fidelity Management &
Dynamic Capital    invests primarily in common stocks of        Research Company (FMR)
Appreciation       domestic and foreign issuers. The Fund       is the fund's manager.
Portfolio Service  invests in either "growth" or "value"        FMR Co., Inc. (FMRC) and
Class 2            stocks or both.                              other investment
                                                                advisers serve as sub-
                                                                advisers for the fund.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks a high level of current income, while  Fidelity Management &
High Income        also considering growth of capital.          Research Company (FMR)
Portfolio Service  Normally invests primarily in income-        is the fund's manager.
Class 2            producing debt securities, preferred stocks  FMR Co., Inc. (FMRC) and
                   and convertible securities, with an          other investment
                   emphasis on lower-quality debt securities.   advisers serve as sub-
                   May invest in non-income producing           advisers for the fund.
                   securities, including defaulted securities
                   and common stocks. Invests in companies in
                   troubled or uncertain financial condition.
                   The Fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class 2    Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or larger market                advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 14  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks high total return. The fund normally   Franklin Templeton
Global Real        invests at least 80% of its net assets in    Institutional, LLC
Estate Securities  investments of companies located anywhere
Fund - Class 2     in the world that operate in the real
                   estate sector.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks to maximize income while maintaining   Franklin Advisers, Inc.
Income Securities  prospects for capital appreciation. The
Fund - Class 2     fund normally invests in both equity and
                   debt securities.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return. The fund       Franklin Advisory
Small Cap Value    normally invests at least 80% of its net     Services, LLC
Securities         assets in investments of small
Fund - Class 2     capitalization companies.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term capital growth. The fund     Franklin Advisers, Inc.
Small-Mid Cap      normally invests at least 80% of its net
Growth Securities  assets in investments of small
Fund - Class 2     capitalization and mid capitalization
                   companies.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term capital appreciation.        Goldman Sachs Asset
Mid Cap Value                                                   Management, L.P.
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital.           Goldman Sachs Asset
Structured U.S.                                                 Management, L.P.
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Invesco V.I. Core  Seeks long-term growth of capital.           Invesco Advisers, Inc.
Equity Fund,
Series I Shares
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth.                        Invesco Advisers, Inc.
Kampen V.I.
American
Franchise Fund,
Series I Shares
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS(R) Investment
Trust                                                           Management
Series - Initial
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Initial                                                Management
Class
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
Global Securities  investing a substantial portion of its
Fund/VA, Service   assets in securities of foreign issuers,
Shares             "growth-type" companies, cyclical
                   industries and special situations that are
                   considered to have appreciation
                   possibilities.
----------------------------------------------------------------------------------------

Oppenheimer        Seeks a high level of current income         OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
----------------------------------------------------------------------------------------

Putnam VT Global   Seeks capital appreciation.                  Putnam Investment
Health Care                                                     Management, LLC,
Fund - Class IB                                                 adviser; Putnam Advisory
Shares                                                          Company, LLC, sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC,
Equity                                                          adviser; Putnam Advisory
Fund - Class IB                                                 Company, LLC, sub-
Shares                                                          adviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Putnam VT Multi-   Seeks long-term capital appreciation.        Putnam Investment
Cap Growth                                                      Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital appreciation.        Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; Barrow,
Value Fund (Class                                               Hanley, Mewhinney &
3)                                                              Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Index Asset                                                     adviser; Wells Capital
Allocation                                                      Management Inc., sub-
Fund - Class 2                                                  adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
International                                                   adviser; Wells Capital
Equity                                                          Management Inc., sub-
Fund - Class 2                                                  adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Intrinsic Value                                                 adviser; Metropolitan
Fund - Class 2                                                  West Capital Management,
                                                                LLC, sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Omega Growth                                                    adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Opportunity                                                     adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks total return consisting of income and  Wells Fargo Funds
Advantage VT       capital appreciation.                        Management, LLC,
Total Return Bond                                               adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------



THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


--------------------------------------------------------------------------------
 16  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies - Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) - or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the guarantee period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the guarantee period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 17 compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, as reflected in the table above, the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:


                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001



       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

       j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

       n = number of months remaining in the current Guarantee Period (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:


                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001



In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


--------------------------------------------------------------------------------
 18  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 4% if the five-year withdrawal charge schedule applies and 6% if the seven-year withdrawal charge schedule applies. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified annuity or a nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the length of the withdrawal charge period (five or seven years)(1);

- the optional Benefit Protector Death Benefit Rider(2);

- the optional Benefit Protector Plus Death Benefit Rider(2);

- the optional Enhanced Death Benefit Rider(2);

- the optional Guaranteed Minimum Income Benefit Rider(3);

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(4);


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  19

- how you want to make purchase payments; and

- a beneficiary.

(l) Contracts issued through Ameriprise Financial Services, Inc. are only available with a seven-year withdrawal charge schedule.
(2) You may select one of the following: the EDB, the Benefit Protector or the Benefit Protector Plus. Riders may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.
(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.
(4) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


--------------------------------------------------------------------------------
 20  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:

     $50 for additional payments.

  If paying by any other method:

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $99,999 for contracts issued through Ameriprise Financial Services, Inc.

     $1,000,000 for all other contracts.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  21

These fees are based on the withdrawal charge schedule and death benefits that apply to your contract.


                                                          SEVEN-YEAR WITHDRAWAL    FIVE-YEAR WITHDRAWAL
                                                             CHARGE SCHEDULE          CHARGE SCHEDULE

Standard Death Benefit                                             1.05%                   1.30%

Enhanced Death Benefit Rider                                       1.25                    1.50


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
You select the withdrawal charge period at the time of your application for the contract. Contracts issued through Ameriprise Financial Services, Inc. are available only with a seven-year withdrawal charge schedule. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustment (MVA).")

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you selected the seven-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 2%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 15% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 15% of your prior anniversary's contract value.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.


--------------------------------------------------------------------------------
 22  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +    (CV - TFA)   X   (PPNPW - XSF)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected*:


           FIVE-YEAR SCHEDULE                          SEVEN-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     8

         3                     6                     3                     7

         4                     4                     4                     6

         5                     2                     5                     5

         Thereafter            0                     6                     4

                                                     7                     2

                                                     Thereafter            0


* Contracts issued through Ameriprise Financial Services, Inc. are only available with a seven-year withdrawal charge schedule.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a seven-year withdrawal charge schedule with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the sixth contract anniversary; and

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the tenth contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  23

WITHDRAWAL
  CHARGE      EXPLANATION
   $  0       $5,773.20 is 15% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0       $8,327.80 is contract earnings in excess of the 15% TFA withdrawal amount withdrawn without withdrawal charge; and
      0       $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    480       $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
              6% withdrawal charge; and
    420       $6,000 purchase payment is in its third year from receipt withdrawn with a
              7% withdrawal charge
   ----
   $900


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 15% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and

- death benefits.

CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

- Withdrawals you make once a year if you or the annuitant become unemployed at least one year after contract issue, up to the following amounts each year:

  (a) 25% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 30 straight days; or

  (b) 50% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 180 straight days.

The unemployment condition is met if the unemployed person is currently receiving unemployment compensation from a government unit of the United States, whether federal or state. You must provide us with a signed letter from the unemployed person stating that he or she meets the above criteria with a legible photocopy of the unemployment benefit payments meeting the above criteria with regard to dates.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.


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 24  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*
We charge an annual fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. For details on how we calculate the fee, see "Optional Benefits -- Guaranteed Minimum Income Benefit Rider."

* For applications signed prior to May 1, 2003, the following annual current rider charges apply: GMIB - 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

WE VALUE YOUR ACCOUNTS AS FOLLOWS:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  25

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Benefit Protector rider

  - Benefit Protector Plus rider

  - Guaranteed Minimum Income Benefit rider

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Benefit Protector rider

  - Benefit Protector Plus rider

  - Guaranteed Minimum Income Benefit rider

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.


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 26  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month ...                              MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

IF YOUR NET CONTRACT VALUE(1) IS ...    WE ALLOCATE YOUR NEW PURCHASE PAYMENTS TO:

       $10,000 - $49,999                             Tier 1 DCA

       account $50,000 or more                       Tier 2 DCA account(2)


(1) "Net contract value" equals your current contract value plus any new purchase payment you make. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.
(2) You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Tiered DCA account if you select the GPAs or the one-year fixed account as part of your Tiered DCA transfers. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA

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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  27
account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. From time to time, we may credit interest to the Tiered DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.

If you make additional purchase payments while a Tiered DCA account term is in progress, the amounts you allocate to an existing Tiered DCA account will be transferred out of the Tiered DCA account over the reminder of the term. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your investment professional.

The Tiered DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.


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 28  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.


  For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR

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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  29

INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION

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 30  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


 2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  31

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
1-800-333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see "Charges") and federal income taxes and penalties. State and local income taxes may also apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout
Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;


--------------------------------------------------------------------------------
 32  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see "Optional Benefits").


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  33

BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the standard death benefit and the Enhanced Death Benefit (EDB) Rider. If either you or the annuitant are 80 or older at contract issue, the standard death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the standard death benefit or the EDB Rider (if it is available in your state) on your application. If you select the GMIB, you must elect the EDB Rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

STANDARD DEATH BENEFIT
If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows: If you or the annuitant were age 80 or older at contract issue, we will pay the beneficiary the greater of these two values, minus any applicable rider charges:

1. total purchase payments applied to the contract minus adjusted partial withdrawals; or

2. contract value.

If you and the annuitant were age 79 or younger at contract issue, we will pay the beneficiary the greatest of these three values, minus any applicable rider charges:

1. total purchase payments applied to the contract minus adjusted partial withdrawals;

2. contract value; or

3. the maximum anniversary value immediately preceding the date of death plus any purchase payments applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary.

                                                           PW X DB
STANDARD DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS   =   ---------
                                                              CV


  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE ASSUMING YOU AND THE ANNUITANT WERE AGE 79 OR YOUNGER AT CONTRACT ISSUE:

- You purchase the contract with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.


--------------------------------------------------------------------------------
 34  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

  WE CALCULATE THE STANDARD DEATH BENEFIT AS FOLLOWS:

  PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
          Total purchase payments:                                                      $20,000.00
          minus the standard death benefit adjusted partial withdrawals, calculated as:

          $1,500 x $20,000
          ----------------  =                                                            -1,363.64
               $22,000
                                                                                        ----------
          for a death benefit of:                                                       $18,636.36
                                                                                        ----------
  CONTRACT VALUE AT DEATH:                                                              $20,500.00
                                                                                        ----------
  THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH PLUS ANY PAYMENTS MADE SINCE THAT
  ANNIVERSARY MINUS ADJUSTED PARTIAL WITHDRAWALS:
          MAV on the prior anniversary:                                                 $24,000.00
          plus purchase payments made since that anniversary:                                +0.00
          minus the standard death benefit adjusted partial withdrawals, calculated as:

          $1,500 x $24,000
          ----------------  =                                                            -1,636.36
               $22,000
                                                                                        ----------
          for a death benefit of:                                                       $22,363.64
                                                                                        ----------




  THE STANDARD DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES
  IS THE MAV:                                                         $22,363.64

ENHANCED DEATH BENEFIT (EDB) RIDER
The EDB Rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB Rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the EDB Rider is appropriate for your situation.


If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB Rider to your contract at the time of purchase. Once you select the EDB Rider you may not cancel it. You may not add the EDB Rider if you add either the Benefit Protector or the Benefit Protector Plus to your contract. You must select the EDB Rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.


The EDB Rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these two values, minus any applicable rider charges:

- the standard death benefit; or

- the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                 PWT X VAF
5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   -----------
                                                                     SV


  PWT = the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.

  VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

  SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  35

EXAMPLE
- You purchase the contract with a payment of $20,000 with $5,000 allocated to the one-year fixed account and $15,000 allocated to the subaccounts.

- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $12,000. Total contract value is $17,200.

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $14,000. Total contract value is $19,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $17,800.

  THE DEATH BENEFIT IS CALCULATED AS FOLLOWS:

  THE STANDARD DEATH BENEFIT (WHICH IN THIS CASE IS THE MAV):
          MAV on the prior anniversary:                                                $ 20,000.00
          plus purchase payments made since the prior anniversary:                           +0.00
          minus the standard death benefit adjusted partial withdrawal taken since that anniversary, calculated as:

          $1,500 x $20,000
          ----------------  =
               $19,300                                                                   -1,554.40
                                                                                      ------------
          Standard death benefit, which is the MAV:                                     $18,445.60
                                                                                      ------------
  THE 5% RISING FLOOR:
          The variable account floor on the first contract anniversary, calculated as:
          1.05 x 15,000 =                                                               $15,750.00
          plus amounts allocated to the subaccounts since that anniversary:                  +0.00
          minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:

          $1,500 x $15,750
          ----------------  =
               $14,000                                                                $-  1,687.50
                                                                                      ------------
          variable account floor benefit:                                               $14,062.50
          plus the one-year fixed account value:                                         +5,300.00
                                                                                      ------------
          5% rising floor (value of the GPAs, the one-year fixed account and the
          variable account floor):                                                      $19,362.50
                                                                                      ------------




  EDB RIDER, CALCULATED AS THE GREATER OF THE STANDARD DEATH BENEFIT OR THE 5%
  RISING FLOOR:                                                       $19,362.50

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


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 36  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  37

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit (see "Benefits in Case of Death"), plus:

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the standard death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the seven-year withdrawal schedule.

- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

     the standard death benefit (contract value):                         $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (the standard death benefit minus payments not
     previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
- On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     the standard death benefit (MAV):                                    $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
- During the third contract year the contract value remains at
  $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $15,750 from your contract value free of charge (15% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $34,250 ($31,852 +
  $2,398 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,602. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     the standard death benefit (MAV adjusted for partial
     withdrawals):                                                         $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                  $58,667


--------------------------------------------------------------------------------
 38  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- On the third contract anniversary the contract value falls to
  $40,000. The death benefit equals the
  prior death benefit. The reduction in contract value has no effect.
- On the sixth contract anniversary the contract value grows to a new high of $200,000. Earnings at
  death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
     the standard death benefit (contract value):                         $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000
- During the ninth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:
     the standard death benefit (contract value):                         $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000
- During the tenth contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the
  Benefit Protector changes. The death benefit equals:
     the standard death benefit (contract value):                         $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old):
     0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                          --------
  Total death benefit of:                                                 $308,000


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  39

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                  PERCENTAGE IF YOU AND THE ANNUITANT ARE     PERCENTAGE IF YOU OR THE ANNUITANT ARE
 CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE    70 OR OLDER ON THE RIDER EFFECTIVE DATE

One and Two                           0%                                          0%

Three and Four                       10%                                       3.75%

Five or more                         20%                                        7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the standard death benefit (see "Benefits in Case of Death") PLUS


                 IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .

One              Zero

Two              40% x earnings at death (see above)

Three & Four     40% x (earnings at death + 25% of initial purchase payment*)

Five or more     40% x (earnings at death + 50% of initial purchase payment*)

                 IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One              Zero

Two              15% x earnings at death

Three & Four     15% x (earnings at death + 25% of initial purchase payment*)

Five or more     15% x (earnings at death + 50% of initial purchase payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the seven-year withdrawal charge schedule.

- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

     the standard death benefit (contract value):                         $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (the standard death benefit minus payments not previously
     withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

     the standard death benefit (MAV):                                    $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $100,000 =                 +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000




--------------------------------------------------------------------------------
 40  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $15,750 from your contract value free of charge (15% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $34,250 ($31,852 + $2,398 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,602. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

     the standard death benefit (MAV adjusted for partial withdrawals):    $57,619
     plus the Benefit Protector Plus benefit which equals 40% of
     earnings at death: 0.40 x ($57,619 - $55,000) =                        +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $55,000 =                   +5,500
                                                                           -------
  Total death benefit of:                                                  $64,167


- On the third contract anniversary the contract value falls $40,000. The death benefit equals the prior death benefit. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

     the standard death benefit (contract value):                         $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000


- During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

     the standard death benefit (contract value):                         $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000


- On the tenth contract anniversary the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:


     the standard death benefit (contract value):                         $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old:
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $319,000


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the standard death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  41

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years(1);

- the GMIB rider terminates(2) 30 days following the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary(1);

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

(1) Unless the annuitant qualifies for a contingent event (see
    "Charges -- Contingent events").
(2) The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes
-- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge. You must elect the GMIB along with the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Wells Fargo Advantage VT Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB
- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness, confinement to a nursing home or hospital, or unemployment, see "Charges -- Contingent events" for more details.)

- the annuitant on the date the option is exercised must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund;

  - Plan B -- Life Annuity with ten years certain;

  - Plan D -- Joint and last survivor life annuity - no refund;

- you may change the annuitant for the payouts.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base (described below) for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


--------------------------------------------------------------------------------
 42  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:


Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. total purchase payments minus adjusted partial withdrawals;

2. contract value;

3. the MAV at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and the MAV.

- subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, GPAs and the one-year fixed account value of the 5% rising floor as:

 PMT X CVG
-----------
    ECV





     PMT = each purchase payment made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:


PMT X (1.05)(CY)



      CY = the full number of contract years the payment has been in the contract.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  43

TERMINATING THE GMIB
- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                                                 GMIB
ANNIVERSARY                               CONTRACT VALUE          MAV         5% RISING FLOOR        BENEFIT BASE

1                                            $107,000          $107,000           $105,000

2                                             125,000           125,000            110,250

3                                             132,000           132,000            115,763

4                                             150,000           150,000            121,551

5                                              85,000           150,000            127,628

6                                             120,000           150,000            134,010

7                                             138,000           150,000            140,710

8                                             152,000           152,000            147,746

9                                             139,000           152,000            155,133

10                                            126,000           152,000            162,889             $162,889

11                                            138,000           152,000            171,034              171,034

12                                            147,000           152,000            179,586              179,586

13                                            163,000           163,000            188,565              188,565

14                                            159,000           163,000            197,993              197,993

15                                            212,000           212,000            207,893              212,000


NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                   MINIMUM GUARANTEED MONTHLY INCOME
                                                                              ------------------------------------------
CONTRACT                                                      PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                               LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE           GMIB BENEFIT BASE                      NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND

10                    $162,889 (5% rising floor)             $  840.51            $  817.70                $672.73

15                     212,000 (MAV)                          1,250.80             1,193.56                 968.84


The payouts above are shown at guaranteed annuity rates as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or

--------------------------------------------------------------------------------
 44 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:



CONTRACT                                                  PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                           LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE           CONTRACT VALUE                     NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND

10                    $126,000                           $  650.16            $  632.52                $520.38

15                     212,000                            1,250.80             1,193.56                 968.84


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

THE GMIB FEE:
This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the GMIB fee on new contracts up to a maximum of 0.75%.

We calculate the fee as follows:

  BB + AT - FAV

BB     =  the GMIB benefit base.
AT     =  adjusted transfers from the subaccounts to the GPAs and the one-year fixed account made in the six months before the contract anniversary calculated as:



PT X VAT
--------
   SVT




PT     =  the amount transferred from the subaccounts to the GPAs and the one-year fixed account within six months of the contract anniversary
VAT    =  variable account floor on the date of (but prior to) the transfer
SVT    =  value of the subaccounts on the date of (but prior to) the transfer
FAV    =  the value of the GPAs and the one-year fixed account.


The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.

- You make no transfers or partial withdrawals.


CONTRACT                          GMIB FEE               VALUE ON WHICH                GMIB FEE
ANNIVERSARY    CONTRACT VALUE    PERCENTAGE           WE BASE THE GMIB FEE          CHARGED TO YOU

1                 $ 80,000          0.70%      5% rising floor = $100,000 x 1.05        $  735

2                  150,000          0.70%      Contract value = $150,000                 1,050

3                  102,000          0.70%      MAV = $150,000                            1,050


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 45 rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation is 5.17% for the

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  assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be either 5.02% or 6.52% depending on the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.


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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  47

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until withdrawn or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the


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

exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.


For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange. Different IRS limitations on withdrawals apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



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

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or


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state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.



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ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.00% as well as service/trail commissions of up to 0.75% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the


--------------------------------------------------------------------------------
 52 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  53

APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,     2011    2010    2009     2008     2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (11/06/2003)
Accumulation unit
  value at beginning
  of period            $1.07   $1.08    $1.09    $1.08   $1.04   $1.01   $0.99   $1.00   $1.00      --
Accumulation unit
  value at end of
  period               $1.05   $1.07    $1.08    $1.09   $1.08   $1.04   $1.01   $0.99   $1.00      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             1,477   1,772    4,706    1,829     792     340      57      73     203      --
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.72   $1.49    $1.19    $2.02   $1.89   $1.60   $1.42   $1.22   $0.87   $1.09
Accumulation unit
  value at end of
  period               $1.62   $1.72    $1.49    $1.19   $2.02   $1.89   $1.60   $1.42   $1.22   $0.87
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               713     984   14,162   11,637   6,473   3,391   1,105   1,194     591     573
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.68   $0.59    $0.48    $0.84   $0.83   $0.73   $0.69   $0.66   $0.52   $0.67
Accumulation unit
  value at end of
  period               $0.71   $0.68    $0.59    $0.48   $0.84   $0.83   $0.73   $0.69   $0.66   $0.52
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               880   1,242    1,472    1,713   2,064   2,748     727     804      75      75
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.67   $1.49    $0.98    $1.32   $1.31   $1.20   $1.17   $1.06   $0.86   $0.93
Accumulation unit
  value at end of
  period               $1.75   $1.67    $1.49    $0.98   $1.32   $1.31   $1.20   $1.17   $1.06   $0.86
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               192     290      430      462     515     630     328     368     394     684
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.32   $1.06    $0.76    $1.26   $1.33   $1.21   $1.16   $0.99   $0.68   $0.83
Accumulation unit
  value at end of
  period               $1.20   $1.32    $1.06    $0.76   $1.26   $1.33   $1.21   $1.16   $0.99   $0.68
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                32      42       45       58      92     139     214     237     384     307
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.28   $1.26    $1.21    $1.25   $1.21   $1.17   $1.17   $1.17   $1.17   $1.12
Accumulation unit
  value at end of
  period               $1.28   $1.28    $1.26    $1.21   $1.25   $1.21   $1.17   $1.17   $1.17   $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               697   1,388    3,602    1,648   1,509   1,294   1,196   1,221   1,040   1,450
------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.72   $0.64    $0.48    $0.74   $0.70   $0.65   $0.63   $0.60   $0.48   $0.69
Accumulation unit
  value at end of
  period               $0.72   $0.72    $0.64    $0.48   $0.74   $0.70   $0.65   $0.63   $0.60   $0.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               112     194      210      232     333     476     530     701     753     817
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit
  value at beginning
  of period            $1.38   $1.18    $0.88    $1.52   $1.44   $1.28   $1.08   $1.08   $0.87   $0.95
Accumulation unit
  value at end of
  period               $1.33   $1.38    $1.18    $0.88   $1.52   $1.44   $1.28   $1.08   $1.08   $0.87
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                24      28       25      151     226     191     100     105      99      92
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit
  value at beginning
  of period            $1.67   $1.49    $1.05    $1.42   $1.40   $1.27   $1.26   $1.17   $0.93   $0.91
Accumulation unit
  value at end of
  period               $1.71   $1.67    $1.49    $1.05   $1.42   $1.40   $1.27   $1.26   $1.17   $0.93
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                23      25       62       74     104     146     148     223     280     154
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit
  value at beginning
  of period            $2.46   $1.94    $1.40    $2.35   $2.06   $1.86   $1.59   $1.29   $0.95   $1.06
Accumulation unit
  value at end of
  period               $2.17   $2.46    $1.94    $1.40   $2.35   $2.06   $1.86   $1.59   $1.29   $0.95
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               701   1,184    3,949    5,166   3,440   2,476   1,850   1,925   1,154   1,005
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $2.10   $1.76    $1.49    $2.62   $3.35   $2.81   $2.51   $1.93   $1.44   $1.42
Accumulation unit
  value at end of
  period               $1.96   $2.10    $1.76    $1.49   $2.62   $3.35   $2.81   $2.51   $1.93   $1.44
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               108     158      221      277     385     391     403     418     397     421
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $2.07   $1.86    $1.39    $2.00   $1.95   $1.67   $1.66   $1.48   $1.13   $1.16
Accumulation unit
  value at end of
  period               $2.09   $2.07    $1.86    $1.39   $2.00   $1.95   $1.67   $1.66   $1.48   $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               665     767      889      938   1,265   1,436   1,440   1,366   1,259   1,080
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 54  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,     2011    2010    2009     2008     2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.63   $1.28    $1.01    $1.52   $1.58   $1.36   $1.27   $1.04   $0.79   $1.00
Accumulation unit
  value at end of
  period               $1.55   $1.63    $1.28    $1.01   $1.52   $1.58   $1.36   $1.27   $1.04   $0.79
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               180     256      260      317     406     494     503     478     149      59
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.72   $0.57    $0.40    $0.71   $0.64   $0.60   $0.58   $0.52   $0.39   $0.55
Accumulation unit
  value at end of
  period               $0.67   $0.72    $0.57    $0.40   $0.71   $0.64   $0.60   $0.58   $0.52   $0.39
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               934   1,281    1,495    1,794   2,000   2,527   2,955   3,142   2,747   2,813
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.66   $1.51    $1.21    $1.95   $1.91   $1.63   $1.49   $1.34   $1.08   $1.25
Accumulation unit
  value at end of
  period               $1.62   $1.66    $1.51    $1.21   $1.95   $1.91   $1.63   $1.49   $1.34   $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             1,701   2,487    2,690    2,831   3,212   4,354   3,461   3,662   1,227     875
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period            $3.08   $2.49    $1.89    $3.04   $2.98   $2.60   $2.33   $1.87   $1.48   $1.57
Accumulation unit
  value at end of
  period               $2.84   $3.08    $2.49    $1.89   $3.04   $2.98   $2.60   $2.33   $1.87   $1.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               312     373    2,121    2,524   2,353   1,620     981   1,028   1,083   1,065
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.85   $0.76    $0.64    $1.02   $1.05   $0.94   $0.90   $0.79   $0.62   $0.80
Accumulation unit
  value at end of
  period               $0.87   $0.85    $0.76    $0.64   $1.02   $1.05   $0.94   $0.90   $0.79   $0.62
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               345     373      437      674     934   1,503   1,492   1,569   1,608   1,593
------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES* (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.56   $0.49    $0.41    $0.72   $0.65   $0.62   $0.58   $0.55   $0.43   $0.57
Accumulation unit
  value at end of
  period               $0.51   $0.56    $0.49    $0.41   $0.72   $0.65   $0.62   $0.58   $0.55   $0.43
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               506     545      641      701   1,022   1,762   1,950   2,150   2,296   2,455
*Invesco V.I. Capital Appreciation Fund, Series I Shares is scheduled to be merged into Invesco Van
Kampen V.I. Capital Growth Fund, Series I Shares on April 27, 2012. In addition, Invesco Van Kampen
V.I. Capital Growth Fund, Series I Shares changed its name to Invesco Van Kampen V.I. American
Franchise Fund, Series I Shares.
------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit
  value at beginning
  of period            $1.10   $1.01    $0.80    $1.16   $1.08   $1.00      --      --      --      --
Accumulation unit
  value at end of
  period               $1.08   $1.10    $1.01    $0.80   $1.16   $1.08      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               736     871      999    1,471   1,975   2,929      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.05   $0.95    $0.76    $1.15   $1.05   $0.94   $0.89   $0.81   $0.67   $0.86
Accumulation unit
  value at end of
  period               $1.01   $1.05    $0.95    $0.76   $1.15   $1.05   $0.94   $0.89   $0.81   $0.67
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               248     266      331      520     670     907     986   1,123   1,326   1,476
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.59   $1.41    $1.07    $1.74   $1.38   $1.06   $0.92   $0.72   $0.53   $0.70
Accumulation unit
  value at end of
  period               $1.67   $1.59    $1.41    $1.07   $1.74   $1.38   $1.06   $0.92   $0.72   $0.53
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               324     374      451      755     939   1,148   1,224   1,369   1,686   1,931
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.63   $1.43    $1.04    $1.76   $1.68   $1.45   $1.28   $1.09   $0.77   $1.00
Accumulation unit
  value at end of
  period               $1.47   $1.63    $1.43    $1.04   $1.76   $1.68   $1.45   $1.28   $1.09   $0.77
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               327     424      497      695     722     710     579     518      82      13
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.67   $1.47    $1.26    $1.49   $1.37   $1.30   $1.28   $1.19   $1.03   $1.00
Accumulation unit
  value at end of
  period               $1.66   $1.67    $1.47    $1.26   $1.49   $1.37   $1.30   $1.28   $1.19   $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               685   1,026   13,876   10,614   8,749   2,701     919     906     264     111
------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.20   $1.18    $0.95    $1.16   $1.18   $1.16   $1.04   $0.98   $0.84   $1.00
Accumulation unit
  value at end of
  period               $1.17   $1.20    $1.18    $0.95   $1.16   $1.18   $1.16   $1.04   $0.98   $0.84
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                28      60       61       63     104     150     132     111      50      12
------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.86   $0.79    $0.64    $1.16   $1.08   $0.86   $0.77   $0.67   $0.53   $0.65
Accumulation unit
  value at end of
  period               $0.71   $0.86    $0.79    $0.64   $1.16   $1.08   $0.86   $0.77   $0.67   $0.53
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             1,321   1,666    1,959    2,382   3,162   3,931   4,113   4,437   3,942   3,982
------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (09/24/2010)
Accumulation unit
  value at beginning
  of period            $1.13   $1.00       --       --      --      --      --      --      --      --
Accumulation unit
  value at end of
  period               $1.06   $1.13       --       --      --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               347     424       --       --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  55

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,     2011    2010    2009     2008     2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.67   $1.36    $1.01    $1.49   $1.59   $1.34   $1.28   $1.08   $0.79   $1.00
Accumulation unit
  value at end of
  period               $1.58   $1.67    $1.36    $1.01   $1.49   $1.59   $1.34   $1.28   $1.08   $0.79
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                63     108      394      434     396     192     185     221      40      22
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.12   $1.00    $0.88    $1.25   $1.18   $1.06   $1.02   $0.95   $0.79   $0.91
Accumulation unit
  value at end of
  period               $1.18   $1.12    $1.00    $0.88   $1.25   $1.18   $1.06   $1.02   $0.95   $0.79
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               732     838    1,076    2,686   3,084   3,544   4,274   4,536   4,842   5,138
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (11/06/2003)
Accumulation unit
  value at beginning
  of period            $1.51   $1.31    $1.15    $1.99   $1.75   $1.44   $1.26   $1.08   $1.00      --
Accumulation unit
  value at end of
  period               $1.30   $1.51    $1.31    $1.15   $1.99   $1.75   $1.44   $1.26   $1.08      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               445     740      773      755     857     966   1,110   1,249     139      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.17   $1.04    $0.90    $1.43   $1.41   $1.20   $1.16   $1.05   $0.84   $1.06
Accumulation unit
  value at end of
  period               $1.13   $1.17    $1.04    $0.90   $1.43   $1.41   $1.20   $1.16   $1.05   $0.84
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               474     657    1,060      823   1,148   1,387   1,578   1,938   1,984   2,083
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 2 (11/06/2003)
Accumulation unit
  value at beginning
  of period            $1.53   $1.29    $0.91    $1.27   $1.15   $1.10   $1.08   $1.02   $1.00      --
Accumulation unit
  value at end of
  period               $1.43   $1.53    $1.29    $0.91   $1.27   $1.15   $1.10   $1.08   $1.02      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             1,317   1,629      743      873     981   1,054   1,161   1,187      55      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (08/26/2011)
Accumulation unit
  value at beginning
  of period            $1.00      --       --       --      --      --      --      --      --      --
Accumulation unit
  value at end of
  period               $1.05      --       --       --      --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               644      --       --       --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.63   $0.50    $0.33    $0.58   $0.51   $0.42   $0.40   $0.36   $0.25   $0.42
Accumulation unit
  value at end of
  period               $0.59   $0.63    $0.50    $0.33   $0.58   $0.51   $0.42   $0.40   $0.36   $0.25
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               942   1,389    1,044    1,148   1,358   1,741   1,913   2,281   2,845   3,066
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.72   $1.63    $1.47    $1.46   $1.39   $1.35   $1.34   $1.30   $1.22   $1.14
Accumulation unit
  value at end of
  period               $1.84   $1.72    $1.63    $1.47   $1.46   $1.39   $1.35   $1.34   $1.30   $1.22
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               574     787    1,689    1,799   2,363   1,377     939     985   1,052   1,227
------------------------------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,     2011    2010    2009     2008     2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (01/29/2003)
Accumulation unit
  value at beginning
  of period            $1.02   $1.04    $1.05    $1.05   $1.02   $0.99   $0.98   $0.99   $1.00      --
Accumulation unit
  value at end of
  period               $1.01   $1.02    $1.04    $1.05   $1.05   $1.02   $0.99   $0.98   $0.99      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             1,702   2,115    3,351    3,612   1,885   1,470     766     287     357      --
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.64   $1.43    $1.14    $1.95   $1.83   $1.55   $1.39   $1.20   $0.86   $1.08
Accumulation unit
  value at end of
  period               $1.53   $1.64    $1.43    $1.14   $1.95   $1.83   $1.55   $1.39   $1.20   $0.86
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             2,320   2,716    8,325    7,708   6,016   4,986   2,404     286     196      36
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.65   $0.56    $0.46    $0.81   $0.80   $0.71   $0.68   $0.65   $0.51   $0.67
Accumulation unit
  value at end of
  period               $0.67   $0.65    $0.56    $0.46   $0.81   $0.80   $0.71   $0.68   $0.65   $0.51
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             2,409   3,157    3,716    3,845   3,974   4,539   4,651   2,949     133      79
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.56   $1.40    $0.92    $1.25   $1.25   $1.15   $1.12   $1.02   $0.83   $0.90
Accumulation unit
  value at end of
  period               $1.63   $1.56    $1.40    $0.92   $1.25   $1.25   $1.15   $1.12   $1.02   $0.83
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               702     858    1,039    1,295   1,788   2,394   1,528     436     245     216
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.26   $1.01    $0.73    $1.22   $1.29   $1.17   $1.14   $0.98   $0.67   $0.82
Accumulation unit
  value at end of
  period               $1.13   $1.26    $1.01    $0.73   $1.22   $1.29   $1.17   $1.14   $0.98   $0.67
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                23      23       30       31      42      43      46      47      47      37
------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.21   $1.19    $1.15    $1.20   $1.16   $1.13   $1.13   $1.14   $1.15   $1.10
Accumulation unit
  value at end of
  period               $1.20   $1.21    $1.19    $1.15   $1.20   $1.16   $1.13   $1.13   $1.14   $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               920     995    2,247    1,818   1,636   1,686   1,464   2,105   1,933   1,155
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 56  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,     2011    2010    2009     2008     2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.69   $0.61    $0.46    $0.72   $0.68   $0.63   $0.62   $0.59   $0.48   $0.68
Accumulation unit
  value at end of
  period               $0.68   $0.69    $0.61    $0.46   $0.72   $0.68   $0.63   $0.62   $0.59   $0.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                18      21       29       43      53      54      77     109     119     156
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit
  value at beginning
  of period            $1.32   $1.14    $0.85    $1.48   $1.41   $1.26   $1.06   $1.06   $0.86   $0.95
Accumulation unit
  value at end of
  period               $1.26   $1.32    $1.14    $0.85   $1.48   $1.41   $1.26   $1.06   $1.06   $0.86
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                --       1        1        1      --       1       1       1       1      10
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit
  value at beginning
  of period            $1.60   $1.43    $1.01    $1.37   $1.36   $1.25   $1.24   $1.15   $0.92   $0.91
Accumulation unit
  value at end of
  period               $1.63   $1.60    $1.43    $1.01   $1.37   $1.36   $1.25   $1.24   $1.15   $0.92
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                25      19       19       19      22      22      22      22      26      13
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit
  value at beginning
  of period            $2.35   $1.86    $1.35    $2.28   $2.01   $1.82   $1.57   $1.28   $0.94   $1.06
Accumulation unit
  value at end of
  period               $2.06   $2.35    $1.86    $1.35   $2.28   $2.01   $1.82   $1.57   $1.28   $0.94
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               740     844    2,215    2,876   2,509   1,985   1,376   1,002     621      42
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.77   $1.49    $1.27    $2.24   $2.88   $2.43   $2.18   $1.68   $1.26   $1.25
Accumulation unit
  value at end of
  period               $1.64   $1.77    $1.49    $1.27   $2.24   $2.88   $2.43   $2.18   $1.68   $1.26
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                61      79      103      112     129     143     179     154      90      58
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.69   $1.53    $1.14    $1.65   $1.62   $1.39   $1.39   $1.24   $0.96   $0.98
Accumulation unit
  value at end of
  period               $1.70   $1.69    $1.53    $1.14   $1.65   $1.62   $1.39   $1.39   $1.24   $0.96
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               422     433      456      528     522     401     503     448     360     343
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.56   $1.24    $0.98    $1.48   $1.54   $1.34   $1.25   $1.03   $0.79   $1.00
Accumulation unit
  value at end of
  period               $1.48   $1.56    $1.24    $0.98   $1.48   $1.54   $1.34   $1.25   $1.03   $0.79
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               106     114      186      253     389     446     450     471     247       4
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.63   $0.50    $0.36    $0.63   $0.58   $0.54   $0.52   $0.48   $0.35   $0.50
Accumulation unit
  value at end of
  period               $0.59   $0.63    $0.50    $0.36   $0.63   $0.58   $0.54   $0.52   $0.48   $0.35
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               378     425      493      554     790     901   1,089   1,247     982     331
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.50   $1.37    $1.10    $1.78   $1.75   $1.51   $1.38   $1.25   $1.02   $1.17
Accumulation unit
  value at end of
  period               $1.46   $1.50    $1.37    $1.10   $1.78   $1.75   $1.51   $1.38   $1.25   $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             1,501   1,886    2,268    2,938   4,831   5,961   5,530   5,447   3,579     123
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period            $2.93   $2.38    $1.82    $2.94   $2.89   $2.53   $2.28   $1.84   $1.46   $1.56
Accumulation unit
  value at end of
  period               $2.70   $2.93    $2.38    $1.82   $2.94   $2.89   $2.53   $2.28   $1.84   $1.46
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               575     685    1,547    1,775   1,885   1,605     937     431     147     125
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.81   $0.73    $0.61    $0.99   $1.02   $0.92   $0.88   $0.78   $0.61   $0.79
Accumulation unit
  value at end of
  period               $0.83   $0.81    $0.73    $0.61   $0.99   $1.02   $0.92   $0.88   $0.78   $0.61
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                20      33       52       81     104     122     171     282     210     204
------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES* (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.53   $0.47    $0.39    $0.69   $0.63   $0.60   $0.56   $0.54   $0.42   $0.57
Accumulation unit
  value at end of
  period               $0.48   $0.53    $0.47    $0.39   $0.69   $0.63   $0.60   $0.56   $0.54   $0.42
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                41     184      193      187     229     241     320     416     470     489
*Invesco V.I. Capital Appreciation Fund, Series I Shares is scheduled to be merged into Invesco Van
Kampen V.I. Capital Growth Fund, Series I Shares on April 27, 2012. In addition, Invesco Van Kampen
V.I. Capital Growth Fund, Series I Shares changed its name to Invesco Van Kampen V.I. American
Franchise Fund, Series I Shares.
------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit
  value at beginning
  of period            $1.07   $1.00    $0.79    $1.15   $1.08   $1.00      --      --      --      --
Accumulation unit
  value at end of
  period               $1.05   $1.07    $1.00    $0.79   $1.15   $1.08      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                76     161      191      204     254     304      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.98   $0.90    $0.72    $1.09   $1.01   $0.91   $0.86   $0.79   $0.65   $0.84
Accumulation unit
  value at end of
  period               $0.95   $0.98    $0.90    $0.72   $1.09   $1.01   $0.91   $0.86   $0.79   $0.65
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                --      --        7        9      10      44      49      54      60      68
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  57

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,     2011    2010    2009     2008     2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.38   $1.23    $0.94    $1.53   $1.22   $0.94   $0.82   $0.64   $0.48   $0.63
Accumulation unit
  value at end of
  period               $1.45   $1.38    $1.23    $0.94   $1.53   $1.22   $0.94   $0.82   $0.64   $0.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                62      71       90      113     128     193     290     358     415     453
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.56   $1.37    $1.00    $1.70   $1.63   $1.41   $1.26   $1.07   $0.77   $1.00
Accumulation unit
  value at end of
  period               $1.40   $1.56    $1.37    $1.00   $1.70   $1.63   $1.41   $1.26   $1.07   $0.77
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               309     313      562      645     737     429     462     327     229      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.60   $1.42    $1.22    $1.45   $1.34   $1.27   $1.26   $1.19   $1.03   $1.00
Accumulation unit
  value at end of
  period               $1.59   $1.60    $1.42    $1.22   $1.45   $1.34   $1.27   $1.26   $1.19   $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             2,542   3,022    8,791    8,108   9,314   6,883   5,202   3,248   1,819      --
------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.15   $1.14    $0.92    $1.13   $1.15   $1.14   $1.03   $0.97   $0.84   $1.00
Accumulation unit
  value at end of
  period               $1.12   $1.15    $1.14    $0.92   $1.13   $1.15   $1.14   $1.03   $0.97   $0.84
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                12      44       77      114     123     133     155     148     132      33
------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.74   $0.68    $0.56    $1.01   $0.95   $0.76   $0.68   $0.60   $0.47   $0.59
Accumulation unit
  value at end of
  period               $0.60   $0.74    $0.68    $0.56   $1.01   $0.95   $0.76   $0.68   $0.60   $0.47
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               575     682      744      934   1,657   1,026   1,024   1,360   1,054     666
------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (09/24/2010)
Accumulation unit
  value at beginning
  of period            $1.13   $1.00       --       --      --      --      --      --      --      --
Accumulation unit
  value at end of
  period               $1.05   $1.13       --       --      --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                26      33       --       --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2002)
Accumulation unit
  value at beginning
  of period            $1.61   $1.31    $0.98    $1.45   $1.55   $1.31   $1.26   $1.07   $0.79   $1.00
Accumulation unit
  value at end of
  period               $1.51   $1.61    $1.31    $0.98   $1.45   $1.55   $1.31   $1.26   $1.07   $0.79
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)             1,403   1,665    1,992    2,323   2,697   2,783   2,494     926      92      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.06   $0.95    $0.84    $1.20   $1.14   $1.03   $1.00   $0.93   $0.77   $0.90
Accumulation unit
  value at end of
  period               $1.11   $1.06    $0.95    $0.84   $1.20   $1.14   $1.03   $1.00   $0.93   $0.77
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               102     132      136      216     356     460     990   1,418   1,415   1,505
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (01/29/2003)
Accumulation unit
  value at beginning
  of period            $1.82   $1.59    $1.40    $2.44   $2.16   $1.79   $1.57   $1.34   $1.00      --
Accumulation unit
  value at end of
  period               $1.56   $1.82    $1.59    $1.40   $2.44   $2.16   $1.79   $1.57   $1.34      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               183     211      249      301     425     387     352     320     216      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.11   $0.99    $0.86    $1.38   $1.36   $1.17   $1.13   $1.03   $0.83   $1.05
Accumulation unit
  value at end of
  period               $1.07   $1.11    $0.99    $0.86   $1.38   $1.36   $1.17   $1.13   $1.03   $0.83
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               288     388      391      412     447     532     679     518     534     482
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 2 (01/29/2003)
Accumulation unit
  value at beginning
  of period            $2.04   $1.73    $1.23    $1.72   $1.56   $1.50   $1.48   $1.40   $1.00      --
Accumulation unit
  value at end of
  period               $1.89   $2.04    $1.73    $1.23   $1.72   $1.56   $1.50   $1.48   $1.40      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               857   1,082      170      194     284     283     298     336     232      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (08/26/2011)
Accumulation unit
  value at beginning
  of period            $1.00      --       --       --      --      --      --      --      --      --
Accumulation unit
  value at end of
  period               $1.05      --       --       --      --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               359      --       --       --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $0.60   $0.48    $0.32    $0.56   $0.50   $0.41   $0.39   $0.35   $0.25   $0.41
Accumulation unit
  value at end of
  period               $0.56   $0.60    $0.48    $0.32   $0.56   $0.50   $0.41   $0.39   $0.35   $0.25
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               338     441      268      278     331     341     374     654     660     655
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND - CLASS 2 (03/03/2000)
Accumulation unit
  value at beginning
  of period            $1.62   $1.54    $1.40    $1.39   $1.33   $1.30   $1.30   $1.27   $1.19   $1.12
Accumulation unit
  value at end of
  period               $1.73   $1.62    $1.54    $1.40   $1.39   $1.33   $1.30   $1.30   $1.27   $1.19
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               952   1,315      925      951   1,942   3,108   1,402   1,115   1,012   1,004
------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 58  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2011...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firms..................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS  59

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-333-3437


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.



44223 V (4/12)

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated April 30, 2012 filed electronically as Part B to Post-Effective Amendment No. 13 to Registration Statement No.333-139760 on or about April 20, 2012, is incorporated by reference to this Post-Effective Amendment No.15.

Part C.

Item 24.     Financial Statements and Exhibits

     (a)  Financial Statements included in Part B of this Registration
          Statement:

          RiverSource Variable Annuity Account
               Reports of Independent Registered Public Accounting Firms dated April 20, 2012 and April 22, 2011
               Statements of Assets and Liabilities for the year ended
               Dec. 31, 2011
               Statements of Operations for the year ended Dec. 31, 2011 Statements of Changes in Net Assets for the two years ended Dec. 31, 2011
               Notes to Financial Statements

          RiverSource Life Insurance Company
               Reports of Independent Registered Public Accounting Firms dated Feb.24, 2012 and Feb. 23, 2011
               Consolidated Balance Sheets as of Dec. 31, 2011 and 2010 Consolidated Statements of Income for the years ended
               Dec. 31, 2011, 2010 and 2009

               Consolidated Statements of Cash Flows for the years ended Dec. 31, 2011, 2010 and 2009 Consolidated Statements of Shareholder's Equity for the three years ended Dec. 31, 2011, 2010 and 2009 Notes to Consolidated Financial Statements

     (b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999, is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000, is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, filed on or about April 25, 2002, is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to the American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-92297, is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to Post-Effective Amendment No. 3 to Registration Statement No. 811-7195, filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003 is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003 filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as Exhibit 1.20 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 is incorporated by reference.

1.21 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

1.22 Resolution of the Board of Directors of RiverSource Life Insurance Company establishing 408 additional subaccounts dated April 6, 2011, filed electronically as Exhibit 1.22 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-139760 filed on or April 22, 2011 is incorporated by reference.

2.        Not applicable.

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

3.2       Not applicable.

4.1 Form of Deferred Annuity Contract for the American Express Signature One Variable Annuity (form 240180), filed electronically as Exhibit
          4.1 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999, is incorporated by reference.

4.2 Form of Deferred Annuity Contract for the Wells Fargo Advantage Variable Annuity (form 44209), filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.3 Form of Deferred Annuity Contract for the Wells Fargo Advantage Builder Variable Annuity (form 44210), filed electronically as Exhibit
          4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Enhanced Death Benefit Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44213), filed electronically as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44214), filed electronically as Exhibit 4.4 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.6 Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) for the American Express Signature One Variable Annuity (form 240186), filed electronically as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 3 to Registrant Statement No. 333-85567 filed on or about Feb. 11, 2000, is incorporated by reference.

4.7 Form of 5% Accumulation Death Benefit Rider for the American Express Signature One Variable Annuity (form 240183), filed electronically as
          Exhibit 4.3 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999, is incorporated by reference.

4.8 Form of 8% Performance Credit Rider for the American Express Signature One Variable Annuity (form 240187), filed electronically as Exhibit
          4.4 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999, is incorporated by reference.

4.9 Form of Disability Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44215), filed electronically as Exhibit 4.5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.10 Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder

          Variable Annuity (form 44216), to Registrant's Pre-Effective No. 1 Amendment to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.11 Form of Roth IRA Endorsement for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 43094) filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.12 Form of SEP-IRA for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 43412) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777, filed on or about July 8, 1999, is incorporated by reference.

4.13 Form of Value Option Return of Purchase Payment Death Benefit Rider for the American Express Signature One Variable Annuity (form 240182), filed electronically as Exhibit 4.13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000, is incorporated by reference.

4.14 Form of TSA Endorsement for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.15 Form of Benefit Protector Death Benefit Rider for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 271155), filed electronically as Exhibit 4.15 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.16 Form of Benefit Protector Plus Death Benefit Rider for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable

          Annuity and the American Express Signature One Variable Annuity (form 271156), filed electronically as Exhibit 4.16 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.17 Form of TSA Endorsement for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express FlexChoice Variable Annuity (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.18 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.19      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.20 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.21 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.22 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.23 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.24 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.25 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.26 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.27 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.28 Form of Deferred Variable Annuity Contract (Form 272876 DPSGI) filed electronically as Exhibit 4.28 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.29 Form of Deferred Variable Annuity Contract (Form 272876 DPWF6) filed electronically as Exhibit 4.29 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.30 Form of Deferred Variable Annuity Contract (Form 272876 DPWF8) filed electronically as Exhibit 4.30 to Registrant's Post-Effective

          Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.31 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.32 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.33      Form of Annuity Endorsement (form 273566) filed electronically as
          Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.34 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life(SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.35      Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed as
          Exhibit 4.26 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006 is incorporated by reference.

4.36      Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed as
          Exhibit 4.27 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006 is incorporated by reference.

4.37      Form of Annuity Contract (form 272876) filed electronically as
          Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.38 Form of Fixed and Variable Annuity Contract - RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account

          (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.38 Form of Fixed and Variable Annuity Contract - AEL (form 273954) filed electronically as Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.39      Form of Contract Data Pages - RVSL (form 273954DPSG1) filed as
          Exhibit 4.39 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

4.40      Form of Contract Data Pages - AEL (form 273954DPSG1) filed as
          Exhibit 4.40 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

4.41      Form of Contract Data Pages - RVSL (form 273954DPWFB) filed as
          Exhibit 4.41 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

4.42      Form of Contract Data Pages - AEL (form 273954DPWFB) filed as
          Exhibit 4.42 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

4.43 Form of Unisex Traditional and SEP IRA Endorsement (form 43412) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, on or about Aug 4, 1999, is incorporated by reference.

4.44      Form of TSA Endorsement - RVSL (form 272865) filed electronically as
          Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.45      Form of TSA Endorsement - AEL (form 272865) filed electronically as

          Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.46 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.47 Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.48      Form of Unisex Endorsement (form 272867) filed electronically as
          Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.49 Form of Pre-election endorsement (form 273566) filed electronically as Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.50      Form of MAV GMIB Rider -RVSL (form 273961) filed electronically as
          Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.51      Form of MAV GMIB Rider - AEL (form 273961) filed electronically as
          Exhibit 4.41with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.52      Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as
          Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.53      Form of 5% GMIB Rider - AEL (form 273962) filed electronically as
          Exhibit 4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.54 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.55 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.56 Form of Unisex Endorsement - RVSL (form 273964) filed electronically as Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.57 Form of Unisex Endorsement - AEL (form 273964) filed electronically as Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.58 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account),

          RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.59 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.60 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.61 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.62 Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed as Exhibit 4.52 to Registrant's Post-Effective Amendment No. 1 under Registration Statement 333-139763 on or about February 23, 2007, is incorporated herein by reference.

4.63 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed as Exhibit 4.51 to Registrant's
          Post-Effective Amendment No. 1 under Registration Statement 333-139763 on or about February 23, 2007, is incorporated herein by reference.

4.64 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 275062-sg) filed electronically as Exhibit 4.59 to Registrant's Post-Effective Amendment No. 12 under Registration Statement 333-139759 on or about June 6, 2009 is incorporated herein by reference.

4.65 Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 275062-jt) filed electronically as Exhibit 4.60 to Registrant's Post-Effective Amendment No. 12 under Registration Statement 333-139759 on or about June 6, 2009 is incorporated herein by reference.

4.66 Form of Deferred Annuity Contract (form 411265) filed as Exhibit 4.55 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.67 Form of Deferred Annuity Contract (form 411265) data pages for RiverSource Signature One Select Variable Annuity filed electronically as

          Exhibit 4.67 to Registrant's Post-Effective Amendment No. 9 under Registration Statement 333-139762 on or about Nov. 25, 2009 is incorporated herein by reference.

4.68 Form of Deferred Annuity Contract (form 411265) data pages for RiverSource Builder Select Variable Annuity filed electronically as
          Exhibit 4.68 to Registrant's Post-Effective Amendment No. 9 under Registration Statement 333-139762 on or about Nov. 25, 2009 is incorporated herein by reference.

4.69      Form of Guarantee Period Accounts Endorsement (form 411272) filed as
          Exhibit 4.57 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.70 Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed as Exhibit 4.58 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.71      Form of 5% Accumulation Death Benefit Rider (form 411279)
          filed as Exhibit 4.59 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.72      Form of Enhanced Death Benefit Rider (form 411280) filed as Exhibit
          4.60 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.73 Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed as Exhibit 4.61 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.74      Form of Benefit Protector(SM) Death Benefit Rider (form 411281)
          filed as Exhibit 4.62 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139764 on or about Nov.25, 2009 is incorporated herein by reference.

4.75       Form of Benefit Protector(SM) Plus Death Benefit Rider (form
          411282) filed as Exhibit 4.63 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-1397632 on or about Nov.25, 2009 is incorporated herein by reference.

4.76 Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283) filed as Exhibit 4.64 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.77 Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages(R) Rider (form 411284-sg) filed as Exhibit 4.65 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.78 Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages(R) Rider (form 411284-jt) filed as Exhibit 4.66 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.79 Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.48 to RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on or about July 12, 2010 is incorporated herein by reference.

4.80 Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.49 to RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on or about July 12, 2010 is incorporated herein by reference.

5.1 Form of Variable Annuity Application for the American Express Signature One Variable Annuity (form 240181), filed electronically as
          Exhibit 5 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999 is incorporated by reference.

5.2 Form of Variable Annuity Application for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (Form 44211) filed electronically as Exhibit 5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Nov. 4, 1999 is incorporated by reference.

5.3 Form of Variable Annuity Application - Signature One (form 270235) filed electronically as Exhibit 5.3 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about Apr. 24, 2007 is incorporated by reference.

5.4       Form of Variable Annuity Application - WF Advantage et al (form

          271492) filed as Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.5 Form of Variable Annuity Application - Signature One (form 271844) filed as Exhibit 5.5 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.6 Form of Variable Annuity Application - Signature One Select (form 272879) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.7 Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed electronically as Exhibit 5.14 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.8 Form of Variable Annuity Application - Signature One Select (form 273631) filed as Exhibit 5.8 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.9 Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed electronically as Exhibit 5.19 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

5.10 Form of Variable Annuity Application - Signature One Select - RVSL (from 273968) filed as Exhibit 5.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No.

          333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.11 Form of Variable Annuity Application - Signature One Select - AEL (from 273968) filed as Exhibit 5.11 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139762, on or about Jan. 3, 2007, is incorporated herein by reference.

5.12 Form of Variable Annuity Application - WF Advantage Select et al (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006 filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.        Not applicable.

8.1 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.2 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to

          Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3 Copy of Fund Participation Agreement dated June 5, 2007, by and among Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.5 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.4 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.5 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.6 Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and Janus Aspen Series filed electronically as Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.7 Copy of Participation Agreement by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., Lazard Asset Management Securities, LLC, and Lazard Retirement Series, Inc., dated Jan. 1, 2007, filed electronically Exhibit 8.7 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about April 24, 2007 is incorporated by reference.

8.8 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139760, filed on or about April 24, 2007, is incorporated by reference.

8.9 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and RiverSource Life Insurance Company, dated Jan. 1, 2007, filed electronically as Exhibit 8.9 to

          Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about Apr. 24, 2007 is incorporated by reference.

8.10 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.11 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007,among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as
          Exhibit 8.21 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.12 Copy of Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.13      Not applicable.

8.14 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.15 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit
          8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.16 Copy of Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributors, LLC dated Jan. 30, 2007, filed electronically as Exhibit 8.16 to Registrant's Post-

          Effective Amendment No. 1 to Registration Statement No. 333-139795 on or about Apr. 24, 2007 is incorporated by reference.

8.17 Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 27(h)(18) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.18 Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006, between American Enterprise Life Insurance Company and J.P. Morgan Series Trust II filed electronically as
          Exhibit 8.14 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.19 Copy of Amended and Restated Participation Agreement by and between Franklin TempletonVariable Insurance Products Trust, Franklin/ Templeton Distributors,Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed as Exhibit
          8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006,is incorporated by reference.

8.20 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as
          Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.21 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.22 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co.

          of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.23 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as
          Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.24 Copy of Amended and Restated Participation Agreement by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. dated Oct. 16,
          2006, filed electronically as Exhibit 8.24 to Post-Effective Amendment No.7 to Registration Statement No.333-139762 is incorporated by reference herewith.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered are filed electronically herewith.

10.1 Consents of Independent Registered Public Accounting Firms for RiverSource(R) Signature One Variable Annuity are filed electronically herewith.

10.2 Consents of Independent Registered Public Accounting Firms for RiverSource(R) Signature One Select Variable Annuity are filed electronically herewith.

10.3 Consents of Independent Registered Public Accounting Firms for Wells Fargo Advantage(R) Variable Annuity are filed electronically herewith.

10.4 Consents of Independent Registered Public Accounting Firms for Wells Fargo Advantage(R) Builder Variable Annuity are filed electronically herewith.

10.5 Consents of Independent Registered Public Accounting Firms for RiverSource(R) Builder Select Variable Annuity are filed electronically herewith.

11.       None.

12.       Not applicable.

13. Power of Attorney to sign Amendment to this Registration Statement, dated March 20, 2012 filed electronically as Exhibit 13 to RiverSource Variable Account 10's Post-Effective Amendment No. 66 to Registration Statement No. 333-79311, filed on or about April 20, 2012 is incorporated by reference.

Item 25.
Directors and Officers of the Depositor RiverSource Life Insurance Company

                                                                                Position and Offices
Name                  Principal Business Address*                                 With Depositor
-------------------  -----------------------------  --------------------------------------------------------------------
John R. Woerner                                     Chairman of the Board and President

Gumer C. Alvero                                     Director and Executive Vice President - Annuities

Richard N. Bush                                     Senior Vice President - Corporate Tax

Bimal Gandhi                                        Senior Vice President - Strategic Transformation

Steve M. Gathje                                     Director, Senior Vice President And Chief Actuary

James L. Hamalainen                                 Senior Vice President - Investments

Brian J. McGrane                                    Director, Executive Vice President and Chief Financial Officer

Thomas R. Moore                                     Secretary

Bridget M. Sperl                                    Director and Executive Vice President - Client Service

Jon Stenberg                                        Director and Executive Vice President - Life & Disability Insurance

William F. Truscott                                 Director

* The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


Item 26.

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.             02/13/2012

Parent Company                                                      Incorp State
--------------                                                      ------------
Ameriprise Financial, Inc.                                          DE

Subsidiary Name                                                     Incorp State
---------------                                                     ------------
Ameriprise Advisor Capital, LLC                                     DE
Ameriprise Bank, FSB                                                NY
Ameriprise Capital Trust I                                          DE
Ameriprise Capital Trust II                                         DE
Ameriprise Capital Trust III                                        DE
Ameriprise Capital Trust IV                                         DE
Ameriprise Captive Insurance Company                                VT
Ameriprise Certificate Company                                      DE
      Investors Syndicate Development Corporation                   NV
Ameriprise Holdings, Inc.                                           DE
Ameriprise India Private Limited                                    India
      Ameriprise India Insurance Brokers Services Private Limited*  India
Ameriprise Trust Company                                            MN
AMPF Holding Corporation                                            MI
      American Enterprise Investment Services Inc.**                MN
      Ameriprise Financial Services, Inc.**                         DE
      AMPF Property Corporation                                     MI
      AMPF Realty Corporation                                       MI
Columbia Management Investment Advisers, LLC                        MN
      Advisory Capital Strategies Group Inc.                        MN
      Columbia Wanger Asset Management, LLC                         DE
      GA Legacy, LLC                                                DE
      J.& W. Seligman & Co. Incorporated                            DE
            Columbia Management Investment Distributors, Inc.**     NY
            Columbia Research Partners LLC                          DE
            Seligman Focus Partners LLC                             DE
            Seligman Global Technology Partners LLC                 DE
            Seligman Health Partners LLC                            DE
            Seligman Health Plus Partners LLC                       DE
            Seligman Partners LLC                                   DE
      RiverSource CDO Seed Investment, LLC                          MN
      WAM Acquisition GP, Inc.                                      DE
Columbia Management Investment Services Corp.                       MN
IDS Management Corporation                                          MN
      IDS Futures Corporation                                       MN
IDS Property Casualty Insurance Company                             WI
      Ameriprise Auto & Home Insurance Agency, Inc.                 WI
      Ameriprise Insurance Company                                  WI
RiverSource Distributors, Inc.**                                    DE
RiverSource Life Insurance Company                                  MN
      RiverSource Life Insurance Co. of New York                    NY
            RiverSource NY REO, LLC                                 NY
      RiverSource REO 1, LLC                                        MN
      RiverSource Tax Advantaged Investments, Inc.                  DE
            AEXP Affordable Housing Porfolio LLC                    DE
Threadneedle Asset Management Holdings Sarl                         Luxembourg
      (See separate Threadneedle subsidiary list.)

* This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chadrasekhar (74%) as required by India law.

**    Registered Broker-Dealer

Item 27.  Number of Contract owners

          As of March 31, 2012 there were 26,459 nonqualified and 39,040 qualified contract owners.



Item 28.  Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.


PRINCIPAL UNDERWRITERS.

RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal    Positions and Offices
Business Address*     with Underwriter
-------------------   ----------------------------------
Lynn Abbott           President

Gumer C. Alvero       Director and Vice President

Thomas R. Moore       Secretary

Jon Stenberg          Director

David K. Stewart      Chief Financial Officer

William F. Truscott   Chairman of the Board and
                      Chief Executive officer

John R. Woerner       Vice President

*     Business address is: 50611 Ameriprise Financial Center, Minneapolis,
      MN 55474


Item 29(c)

RiverSource Distributors, Inc., the principal underwriter during the Registrant's last fiscal year, was paid the following commissions:

                                      NET UNDERWRITING
NAME OF PRINCIPAL                       DISCOUNTS AND      COMPENSATION ON      BROKERAGE
UNDERWRITER                              COMMISSIONS        REDEMPTION         COMMISSIONS     COMPENSATION
-----------------------------         ----------------     ---------------     -----------     ------------
RiverSource Distributors, Inc.        $  411,317,776             None             None               None

Item 30.  Location of Accounts and Records

          RiverSource Life Insurance Company
          829 Ameriprise Financial Center
          Minneapolis, MN 55474

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

           (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

           (d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

           (e) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Minneapolis, and State of Minnesota, on the 20th day of April, 2012.


                           RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                           By RiverSource Life Insurance Company
                                    (Sponsor)

                           By /s/ John R. Woerner*
                              -----------------------
                                  John R. Woerner
                      Chairman of the Board and President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicatedon the 20th day of April, 2012.

Signature                              Title
/s/ Gumer C. Alvero*                   Director and Executive Vice
-------------------------------------  President - Annuities
Gumer C. Alvero

/s/ Richard N. Bush*                   Senior Vice President - Corporate Tax
-------------------------------------
Richard N. Bush

/s/ Bimal Gandhi*                      Senior Vice President - Strategic
-------------------------------------  Transformation
Bimal Gandhi

/s/ Steve M. Gathje*                   Director, Senior Vice President and Chief
-------------------------------------  Actuary
Steve M. Gathje

/s/ James L. Hamalainen*               Director, Senior Vice President -
-------------------------------------  Investments
James L. Hamalainen

Signature                               Title
/s/ Brian J. McGrane*                   Director, Executive Vice President
--------------------------------------  and Chief Financial Officer
Brian J. McGrane


/s/ Bridget M. Sperl*                   Director and Executive Vice President
--------------------------------------  Client Services
Bridget M. Sperl


/s/ Jon Stenberg*                       Director and Executive Vice President -
--------------------------------------  Life and Disability Insurance
Jon Stenberg


/s/ William F. Truscott*                Director
--------------------------------------
William F. Truscott


/s/ John R. Woerner*                    Chairman of the Board and President
--------------------------------------
John R. Woerner

----------
* Signed pursuant to Power of Attorney dated March 20, 2012 filed electronically as Exhibit 13 to RiverSource Variable Account 10's Post-Effective Amendment No.66 to Registration Statement No. 333-79311 filed on or about April 20, 2012, is incorporated herein by reference, by:

/s/ Dixie Carroll
--------------------------------------
Dixie Carroll
Assistant General Counsel and
Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 15 TO REGISTRATION STATEMENT NO. 333-139762

This Post-Effective Amendment is comprised of the following papers and documents:

The cover page.

Part A.

          The prospectuses for:

          RiverSource(R) Signature One Variable Annuity
          RiverSource(R) Signature One Select Variable Annuity
          Wells Fargo Advantage(R) Builder Variable Annuity
          RiverSource(R) Builder Select Variable Annuity
          Wells Fargo Advantage(R) Variable Annuity

Part B.

          The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated April 30, 2012 filed electronically as Part B to Post-Effective Amendment No.
          13 to Registration Statement No. 333-139760 on or about Apr. 20, 2012, is incorporated by reference.



Part C.

     Other Information.

     The signatures.

     Exhibits

                                 EXHIBIT INDEX

9.       Opinion of Counsel and Consent

10.1 Consents of Independent Registered Public Accounting Firms for RiverSource(R) Signature One Variable Annuity

10.2 Consents of Independent Registered Public Accounting Firms for RiverSource(R) Signature One Select Variable Annuity

10.3 Consents of Independent Registered Public Accounting Firms for Wells Fargo Advantage(R) Variable Annuity

10.4 Consents of Independent Registered Public Accounting Firms for Wells Fargo Advantage(R) Builder Variable Annuity

10.5 Consents of Independent Registered Public Accounting Firms for RiverSource(R) Builder Select Variable Annuity